      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 12, 2000

                                                      REGISTRATION NO. 333-22681
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                      SEQUOIA MORTGAGE FUNDING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           91-1771827
          (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)

                            ------------------------
                              591 REDWOOD HIGHWAY
                         MILL VALLEY, CALIFORNIA 94941
                                 (415) 381-1765
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                               DOUGLAS B. HANSEN
                      SEQUOIA MORTGAGE FUNDING CORPORATION
                              591 REDWOOD HIGHWAY
                         MILL VALLEY, CALIFORNIA 94941
                                 (415) 381-1765
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                               AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

             PHILLIP R. POLLOCK, ESQ.                              EDWARD J. FINE, ESQ.
                   TOBIN & TOBIN                                     BROWN & WOOD LLP
         ONE MONTGOMERY STREET, 15TH FLOOR                        ONE WORLD TRADE CENTER
          SAN FRANCISCO, CALIFORNIA 94104                        NEW YORK, NEW YORK 10048
                  (415) 433-1400                                      (212) 839-5300

                            ------------------------
          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
     From time to time after the effective date of this Registration Statement as determined by market conditions.
                            ------------------------

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS SUPPLEMENT


(TO PROSPECTUS DATED MAY   , 2000)


                                $

           [LOGO] SEQUOIA MORTGAGE TRUST

                                  BOND ISSUER


 Consider carefully the
 risk factors beginning on
 page S-8 of this
 prospectus supplement
 which include:


 - Yield, Prepayment and
   Maturity Risks;



 - Cash Flow
   Considerations;


 - Limited Recourse;


 - Bankruptcy and
   Insolvency Risks;



 - Risks associated with
   Book-Entry Bonds; and


 - Limited Liquidity of
   Investments.


 The Bonds are redeemable
 only under circumstances
 described in this
 prospectus supplement.


 The Bonds represent
 obligations of the Trust
 only and do not represent
 an interest in or
 obligation of the Bond
 Issuer, Sequoia Mortgage
 Funding Corporation or any
 of their affiliates.



Bonds of each Series will be characterized for federal income tax purposes as debt instruments.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        Collateralized Mortgage Bonds

                                         $            Class A-1 Bonds


                                         $            Class B-1 Bonds


                              THE BOND ISSUER WILL ISSUE:


- One class of senior A-1 Bonds; and


- Two classes of subordinated Class B Bonds: Class B-1 and Class B-2.


- Only the Class A-1 and Class B-1 Bonds are offered by this prospectus supplement.


                              THE BONDS:


- Will be collateralized by primarily      year, [fixed, adjustable] rate,
  conventional mortgage loans secured by first liens on one- to four-family residential properties;


- Pay all holders of Bonds the amounts of principal and interest due thereon on
  the   th day of each month, or if such day is not a business day, the next
  succeeding business day, commencing on                , 200  . Interest
  payments are described more fully under the heading "Description of the Bonds-Interest" in this prospectus supplement; and


- Pay the holders of Subordinated Bonds payments of interest and principal solely from the collateral pledged to secure the Bonds as described more fully under the heading "Description of Bonds-Priority of Payments and Allocation of Shortfalls" in this prospectus supplement.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS


             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS



     We tell you about the bonds in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of bonds, and (2) this prospectus supplement, which describes the specific terms of your series of bonds and may be different from the information in the prospectus.



     IF THE TERMS OF YOUR SERIES OF BONDS AND ANY OTHER INFORMATION CONTAINED HEREIN VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.



     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.



     You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under "Index of Certain Definitions" beginning on page S-37 in this prospectus supplement.



     The underwriter may engage in transactions that stabilize, maintain, or in some way affect the price of the bonds. These types of transactions may include stabilizing the purchase of bonds to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, please read the section entitled "Underwriting" in this prospectus supplement.



                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
Incorporation of Certain Documents by Reference.............   S-2
Available Information.......................................   S-2
Summary.....................................................   S-4
Risk Factors................................................   S-8
The Issuer..................................................  S-10
Description of the Bonds....................................  S-10
Credit Enhancement..........................................  S-22
Security for the Bonds......................................  S-22
Servicing of the Pledged Mortgages..........................  S-31
Use of Proceeds.............................................  S-34
Federal Income Tax Consequences.............................  S-34
ERISA Matters...............................................  S-34
Method of Distribution......................................  S-35
Legal Matters...............................................  S-36
Ratings.....................................................  S-36
Index of Certain Definitions................................  S-37

                      WHERE YOU CAN FIND MORE INFORMATION



     Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC"), including annual, quarterly and special reports, proxy statements and other information. You can read and copy these documents at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, NW, Room 1024, Washington, DC 20549. You can also copy and inspect such reports, proxy statements and other information at the following regional offices of the SEC:



        New York Regional Office                   Chicago Regional Office
        Seven World Trade Center                   Citicorp Center
        Suite 1300                                 500 West Madison Street, Suite 1400
        New York, NY 10048                         Chicago, Illinois 60661



     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SEC filings are also available to the public on the SEC's web site at http://www.sec.gov.



     The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information.



     This prospectus supplement and the accompanying prospectus are part of a registration statement filed by the Depositor with the SEC (Registration No. 333-22681). You may request a free copy of any of the above filings by writing or calling:



                                          SEQUOIA MORTGAGE FUNDING CORPORATION


                                          591 REDWOOD HIGHWAY, SUITE 3120


                                          MILL VALLEY, CA 94941


                                          (415) 389-7373



     You should rely only on the information provided in this prospectus supplement or the accompanying prospectus or incorporated by reference herein. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus or that the information incorporated by reference herein is accurate as of any date other than the date stated therein.

                                    SUMMARY


     This summary highlights selected information from this prospectus supplement and does not contain all the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the Offered Bonds.


                                 OFFERED BONDS


     Sequoia Mortgage Trust                , collateralized mortgage bonds,
Class A-1 Bonds and Class B-1 Bonds are the bonds being offered in this prospectus supplement.



                    SECURITIES OTHER THAN THE OFFERED BONDS



     The Class B-2 Bonds and the investor certificate will be issued, but are not offered by this prospectus supplement. The Class B-2 Bonds and the investor certificate will provide limited credit support for the offered bonds.



     We refer you to "--" in this prospectus supplement for more detail.


                                  DESIGNATIONS


Senior bonds --        Class A-1 Bonds
Subordinated bonds --  Class B-1 and Class B-2
                       Bonds
Offered bonds --       the senior bonds and
                       the Class B-1 Bonds
Book-entry bonds --    all classes of offered
                       bonds



                                  BOND ISSUER



     The Bond Issuer, Sequoia Mortgage Trust                , is a statutory
business trust established under the laws of the State of Delaware by the Deposit Trust Agreement, as defined in this prospectus supplement, for the sole purpose of issuing the bonds and the investor certificate. The settlor and sole beneficiary of the issuer is Sequoia Mortgage Funding Corporation, a Delaware corporation (the "Depositor" or the "Company"), and a wholly owned subsidiary of Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"). Redwood Trust will be the manager of the issuer pursuant to a management agreement ("Management Agreement") entered into with the issuer. None of the Depositor, Redwood Trust or the Bond Trustee has guaranteed or is otherwise obligated with respect to payment of the bonds, and no other person or entity other than the issuer is obligated to pay the bonds.


                                  BOND TRUSTEE


                    , a banking corporation organized under the laws of
               .


                                 OWNER TRUSTEE


                    , a banking company organized under the laws of the state of Delaware.


                           MASTER SERVICING AGREEMENT


     The pledged mortgages will be serviced pursuant to a Master Servicing
Agreement dated as of                , 200 ,among the issuer, the master
servicer and the bond trustee


                                MASTER SERVICER


                    will act as master servicer for the pledged mortgages.



     We refer you to "Servicing of the Pledged Mortgages" in this prospectus supplement for more detail.



                            DEPOSIT TRUST AGREEMENT



     The Deposit Trust Agreement dated as of                , 200 , among the
depositor and the owner trustee.



                                   INDENTURE



     The bonds and the investor certificate will be issued pursuant to an
indenture dated as of                , 200 , among the issuer and the bond
trustee.


                                  CUT-OFF DATE


                 , 200 .

                                  CLOSING DATE


     On or about             , 200 .


                               DETERMINATION DATE


     The      th day of each month, or if such day is not a business day, the first business day thereafter.


                                  PAYMENT DATE


     The      th day of each month or if such day is not a business day, the
next business day thereafter, commencing in             , 200 . Payments on each
payment date will be made to bondholders of record as of the related record date, except that final payment on the bonds will be made only upon presentment and surrender of the bonds at the corporate trust office of the bond trustee.


                                  RECORD DATE


     The last business day preceding a payment date unless the bonds are no longer book-entry bonds in which case the record date is the last business day of the month preceding the month of a payment date.


                              PRIORITY OF PAYMENTS


     Payments will be made on the payment date in the following order of priority:



     1. To interest on the senior bonds;



     2. To principal of the senior bonds;



     3. To interest on the Class B-1 Bonds;



     4. To principal of the Class B-1 Bonds;



     5. To interest on the Class B-2 Bonds;



     6. To principal of the Class B-2 Bonds;



     7. To interest on the investor certificate;



     8. To principal of the investor certificate; and



     9. To the holder of the investor certificate, all remaining funds.



     We refer you to "Description of the Bonds -- Priority of Payments and Allocation of Shortfalls" in this prospectus supplement and in the prospectus for more information.


                              PAYMENTS OF INTEREST

     To the extent funds are available, each class of bonds will be entitled to receive interest in the amount of the interest payment amount. The interest accrual period for each class of bonds will be the calendar month preceding the month of the respective payment date.



     We refer you to "Description of the Bonds -- Interest" in this prospectus supplement and in the prospectus for more information.


                             PAYMENTS OF PRINCIPAL


     To the extent funds are available, principal payments in reduction of the class principal amount of each class of bonds will be made on each payment date.



     We refer you to "Description of the Bonds -- Principal" in this prospectus supplement and in the prospectus for more information.


                                STATED MATURITY


     The stated maturity for each class of bonds is the date determined by the
Depositor which is   years after the payment date immediately following the last maturity date of any pledged mortgage.



     We refer you to "Description of the Bonds -- Stated Maturity" and "-- Weighted Average Lives of the Offered Bonds" in this prospectus supplement and in the prospectus for more information.



                        OPTIONAL REDEMPTION OF THE BONDS



     The bonds may be redeemed at a redemption price equal to 100% of the unpaid principal amount of such bonds, plus accrued and unpaid interest thereon at the applicable bond interest rate. The bonds are not otherwise subject to redemption or call at the option of the issuer nor are they subject to special redemption.



     We refer you to "Description of the Bonds -- Optional Redemption at the Option of the Issuer" in this prospectus supplement and in the prospectus for more information.


                        CREDIT ENHANCEMENT SUBORDINATION


     The subordinated bonds and the investor certificate will provide credit enhancement for the senior bonds. The Class B-2 Bonds and the investor certificate will provide credit enhancement for the Class B-1 Bonds. The investor certificate will provide credit enhancement for the Class B-2 Bonds.



     The rights of holders of the subordinated bonds and the investor certificate to receive payments with respect to the pledged mortgages will be subordinated to such rights of the holders of the senior bonds; the rights of the holders of the Class B-2 Bonds and the investor certificate will be further subordinated to such rights of the Class B-1 Bonds; and the rights of the holder of the investor certificate will be further subordinated to such rights of the holders of the Class B-2 Bonds.



     We refer you to "Description of the Bonds -- Priority of Payments and Allocation of Shortfalls" and "Credit Enhancement" in this prospectus supplement and in the prospectus for more information.


                                    ADVANCES


     The master servicer is obligated to make advances of cash which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The master servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related mortgage loans or to guarantee or insure against losses.



     We refer you to "Servicing of the Pledged Mortgages" in this prospectus supplement and in the prospectus for more information.


                             SECURITY FOR THE BONDS


     The bonds will be secured by collateral consisting of the following:



     - pledged mortgages;



     - bond account;



     - distribution account; or



     - any combination of the above.



     We refer you to "Security for the Bonds--the Pledged Mortgages", "Description of the Bonds--Payments on Pledged Mortgages; Accounts", and "Servicing of the Pledged Mortgages".


                        FEDERAL INCOME TAX CONSEQUENCES

     The bonds will be treated as debt for federal income tax purposes, and interest, including original issue discount with respect to any class of offered bonds issued with original issue discount, will be taxable to nonexempt bondholders.



     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for more information.



                              ERISA CONSIDERATIONS



     A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or section 4975 of the Internal Revenue Code of 1986, as amended, should carefully review with its legal advisors whether the purchase or holding of Class A Bonds could give rise to a transaction prohibited or not otherwise permissible under applicable law.



     We refer you to "ERISA Considerations" in this prospectus supplement and in the prospectus for more information.



                                LEGAL INVESTMENT



     So long as the Class A Bonds are rated in one of the two highest ratings categories by at least one nationally recognized statistical rating agency, the Class A Bonds will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").



     We refer you to "Legal Investment" in this prospectus supplement and in the prospectus for more information.



                                  BOND RATING



     It is a condition to the issuance of the Class A Bonds that the Class A Bonds be rated "AAAr" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc. Standard & Poor's assigns the additional symbol of "r" to highlight classes of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit volatility or variability in total return.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the frequency of prepayments on the mortgage loans or the corresponding effect on yield to investors.



     We refer you to "Bond Rating" in this prospectus supplement and in the prospectus for more information.


                                USE OF PROCEEDS


     The issuer intends to distribute all of the net proceeds of the issuance of the bonds to the Depositor which will apply such proceeds to the purchase of the pledged mortgages.



     We refer you to "Method of Payment" in this prospectus supplement and in the prospectus for more information.

                                  RISK FACTORS


     INVESTORS SHOULD CONSIDER THE FOLLOWING FACTORS IN CONNECTION WITH THE PURCHASE OF BONDS. YOU SHOULD ALSO CONSIDER THE RISK FACTORS DESCRIBED IN THE ACCOMPANYING PROSPECTUS.



PREPAYMENTS ARE UNPREDICTABLE AND AFFECT YIELD



     The rate of principal distributions and yield to maturity on the bonds will be directly related to the rate of principal payments on the trust assets. For example, the rate of principal payments on the loans will be affected by the following:



     - the amortization schedules of the loans;



     - the rate of principal prepayments, including partial prepayments and prepayments resulting from refinancing, by borrowers;



     - liquidations of defaulted loans by the master servicer; and



     - repurchases of loans by the seller as a result of defective documentation or breaches of representations and warranties.



     The rate of principal payments on loans is influenced by a variety of economic, geographic, social and other factors. For example, if interest rates for similar loans fall below the interest rates on the loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar loans rise above the interest rates on the loans, the rate of prepayment would generally be expected to decrease. We cannot predict the rate at which borrowers will repay their loans. Please consider the following:



     - If you are purchasing a bond at a discount, in particular, a principal-only bond, your yield may be lower than expected if principal payments on the loans occur at a slower rate than you expected;



     - If you are purchasing a bond at a premium, in particular, an interest-only bond, your yield may be lower than expected if principal payments on the loans occur at a faster rate than you expected and you could lose your initial investment; and



     - The earlier a payment of principal occurs, the greater the impact on your yield. For example, if you purchase a bond at a premium, although the average rate of principal payments is consistent with your expectations, if the rate of principal payments occurs initially at a rate higher than expected, which would adversely impact your yield, a subsequent reduction in the rate of principal payments will not offset any adverse yield effect.



     We refer you to "Security for the Bonds -- the Pledged Mortgages" in this prospectus supplement for more detail.


CASH FLOW CONSIDERATIONS AND RISKS


     The mortgaged property assets of the trust are the sole source of distributions for the bonds. Even if the mortgaged properties provide adequate security for the pledged mortgages, you could encounter substantial delays in connection with the liquidation of pledged mortgages that are delinquent. This could result in shortfalls in payments on the bonds if the credit enhancement created by the overcollateralization of the bonds is insufficient and if payments under the bond insurance policy were unavailable. Further, liquidation expenses, such as legal fees, real estate taxes and maintenance and preservation expenses, will reduce the security for the related pledged mortgages and could thereby reduce the proceeds payable to bondholders. If any of the mortgaged properties fail to provide adequate security for the related pledged mortgages, bondholders could experience a loss if the credit enhancement created by the overcollateralization of the bonds has been exhausted and if payments under the bond insurance policy were unavailable.

YOU WILL HAVE LIMITED RECOURSE



     The assets of the trust are the sole source of distributions for the bonds. The bonds represent obligations solely of the issuer and neither the bonds nor the trust assets will be guaranteed by or insured by any governmental agency or instrumentality, the sponsor, the seller, the master servicer, the trustee or any of their affiliates, unless otherwise specified. Consequently, if payments on the trust assets are insufficient to make all payments required on the certificates you may incur a loss on your investment.



CONCENTRATION OF PLEDGED MORTGAGES COULD ADVERSELY AFFECT YOUR INVESTMENT



     Most of the pledged mortgages are secured by mortgaged properties located in California and Maryland. Consequently, losses and prepayments on the pledged mortgages and the resultant payments on the bonds may be affected significantly by changes in the housing markets and the regional economies in these areas and by the occurrence of natural disasters, such as earthquakes, hurricanes, tornadoes, tidal waves, mud slides, fires and floods, in these areas.



ABILITY TO RESELL SECURITIES MAY BE LIMITED



     There is currently no market for any of the bonds. We cannot assure you that a secondary market will develop, or if it does develop, that it will continue to exist for the term of the bonds. Consequently, you may not be able to sell your bonds readily or at prices that will enable you to realize your desired yield. The market values of the bonds are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.



     The secondary market for asset backed bonds have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of bonds that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.



YOUR PAYMENTS AND RIGHTS MAY BE ADVERSELY AFFECTED BY INSOLVENCY OF SELLER



     Redwood Trust, Sequoia Mortgage Funding Corporation and the issuer will treat the transfer of the loans from Redwood Trust to Sequoia Mortgage Funding Corporation and from Sequoia Mortgage Funding Corporation to the issuer as a sale for accounting purposes. If these characterizations are correct, then if Redwood Trust were to become bankrupt, the loans would not be part of Redwood Trust's bankruptcy estate and would not be available to Redwood Trust's creditors. On the other hand, if Redwood Trust becomes bankrupt, its bankruptcy trustee or one of its creditors may argue that the transfer of the loans is a pledge of the loans for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.



     In the event of a bankruptcy of the master servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the bondholders from appointing a successor master servicer, which could result in a delay in payments to you. In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the master servicer to liquidate the property, which could result in a delay in payments to you.



CONSEQUENCES OF OWNING BOOK-ENTRY SECURITIES



     LIMIT ON LIQUIDITY OF SECURITIES. Issuance of the bonds in book-entry form may reduce their liquidity in the secondary trading market because investors may be unwilling to purchase certificates for which they cannot obtain physical bonds.



     LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the book-entry bonds can be effected only though the DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry bond to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such bonds, may be limited due to lack of a physical bond.

     DELAYS IN DISTRIBUTIONS. You may experience some delay in the receipt of distributions on book-entry bonds because the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.



     We refer you to "Description of the Bonds" in this prospectus supplement for more detail.



RATING OF THE SECURITIES DOES NOT ASSURE PAYMENT



     It will be a condition to the issuance of the bonds offered hereby that they be rated in one of the four highest rating categories by the rating agency identified in this supplement. The ratings of the bonds will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the bonds, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the bond, and may be lowered or withdrawn.



     We refer you to "Rating" in this prospectus supplement for more detail.


                                   THE ISSUER

     The Issuer is a statutory business trust established under the laws of the State of Delaware by an amended and restated deposit trust agreement, dated as
of           , 199 . The Issuer was formed for the sole purpose of issuing the
Bonds and the Investor Certificate. The Company is the settlor and sole
beneficiary of the Issuer and                is the Owner Trustee of the Issuer.
The Company is a limited purpose finance corporation the capital stock of which is wholly owned by Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"). Redwood Trust will be the manager of the Issuer pursuant to a management agreement entered into with the Issuer. None of the Company, Redwood
Trust,                or any of their respective affiliates has guaranteed or is otherwise obligated with respect to payment of the Bonds and no person or entity other than the Issuer is obligated to pay the Bonds.

     The Issuer's assets will consist almost entirely of the Pledged Mortgages which will be pledged to secure the Bonds. If the Pledged Mortgages and other collateral securing the Bonds are insufficient for payment of the Offered Bonds, it is unlikely that significant other assets of the Issuer will be available for payment of the Offered Bonds. The amount of funds available to pay the Offered Bonds may be affected by, among other things, Realized Losses incurred on defaulted Pledged Mortgages. See "RISK FACTORS" herein and in the Prospectus and "THE ISSUER" in the Prospectus.

     The Indenture prohibits the Issuer from incurring any indebtedness other than the Bonds, or assuming or guaranteeing the indebtedness of any other person.

                            DESCRIPTION OF THE BONDS

GENERAL

     The Bonds will be issued pursuant to the Indenture. Set forth below are summaries of the specific terms and provisions pursuant to which the Bonds will be issued. The following summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Indenture. When particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The Sequoia Mortgage Trust        , Collateralized Mortgage Bonds (the
"Bonds"), will consist of the Class A-1 Bonds (the "Senior Bonds") and the Class B-1 and Class B-2 Bonds (collectively, the "Subordinated Bonds"). The Issuer will also issue the Investor Certificate (the "Investor Certificate") as described herein. The Senior Bonds and the Class B-1 Bonds are collectively referred to herein as the "Offered Bonds." Only the Offered Bonds are offered hereby. The Classes of Offered Bonds will have the respective

Bond Interest Rates described on the cover hereof. The Class B-2 Bonds and the Investor Certificate will bear interest at the Bond Interest Rate and Certificate Interest Rate, respectively, described herein.

     The "Class Principal Amount" of (a) the Senior Bonds (the "Senior Class Principal Amount") as of any Payment Date is the Original Senior Class Principal Amount reduced by all amounts previously distributed to holders of the Senior Bonds as payments of principal, (b) the Class B-1 Bonds (the "Class B-1 Principal Amount") as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the Senior Class Principal Amount immediately prior to such date, and (ii) the Original Class B-1 Principal Amount reduced by all amounts previously distributed to holders of the Class B-1 Bonds as payments of principal and (c) the Class B-2 Bonds (the "Class B-2 Principal Amount") as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the sum of the Senior Class Principal Amount and the Class B-1 Principal Amount, in each case immediately prior to such date, and (ii) the Original Class B-2 Principal Amount reduced by all amounts previously distributed to holders of the Class B-2 Bonds as payments of principal. The Senior Bonds will have an original Senior Class
Principal Amount of $       (the "Original Senior Class Principal Amount"), the
Class B-1 Bonds will have an original Class B-1 Principal Amount of $       (the
"Original Class B-1 Principal Amount") and the Class B-2 Bonds will have an
original Class B-2 Principal Amount of $       (the "Original Class B-2
Principal Amount"). The "Invested Amount" of the Investor Certificate as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the sum of (x) the Senior Class Principal Amount,
(y) the Class B-1 Principal Amount and (z) the Class B-2 Principal Amount, in each case immediately prior to such date, and (ii) the Original Invested Amount reduced by all amounts previously distributed to the holder of the Investor Certificate in reduction of the Invested Amount. The Investor Certificate will
have an original Invested Amount of approximately $       (the "Original
Invested Amount").

BOOK-ENTRY BONDS

     The Offered Bonds will be book-entry Bonds (each, a Class of "Book-Entry Bonds"). Persons acquiring beneficial ownership interests in the Offered Bonds ("Bond Owners") may elect to hold their Offered Bonds through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Bonds will be issued in one or more certificates which equal the aggregate principal amount of the Offered Bonds and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Bonds in minimum denominations representing Class Principal Amounts of
$          and in multiples of $1,000 in excess thereof. Except as described below, no person acquiring a Book-Entry Bond (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Offered Bond (a "Definitive Bond"). Unless and until Definitive Bonds are issued, it is anticipated that the only "Bondholders" of the Offered Bonds will be Cede & Co., as nominee of DTC. Bond Owners will not be Bondholders as that term is used in the Indenture. Bond Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

     The beneficial owner's ownership of a Book-Entry Bond will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Bond will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Bond Owners will receive all payments of principal of, and interest on, the Offered Bonds from the Bond Trustee through DTC and DTC participants. While the Offered Bonds are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Bonds and is required to receive and transmit payments of principal of, and interest on, the Bonds. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Bond Owners have accounts with respect to Offered Bonds are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Bond Owners. Accordingly, although Bond Owners will not possess certificates, the Rules provide a mechanism by which Bond Owners will receive payments and will be able to transfer their interest.

     Bond Owners will not receive or be entitled to receive certificates representing their respective interests in the Bonds, except under the limited circumstances described below. Unless and until Definitive Bonds are issued, Bond Owners who are not Participants may transfer ownership of Offered Bonds only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Offered Bonds, by book-entry transfer, through DTC for the account of the purchasers of such Offered Bonds, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Bonds will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Bond Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the Offered Bonds, see "FEDERAL INCOME TAX CONSEQUENCES -- Foreign Investors" and "-- Backup Withholding" in the Prospectus and "GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Bonds, whether held for its own account or as nominee for another person. In general, beneficial ownership of Book-Entry Bonds will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Payments on the Book-Entry Bonds will be made on each Distribution Date by the Bond Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Bonds that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Bonds that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Bonds may experience some delay in their receipt of payments, since such payments will be forwarded by the Bond Trustee to Cede & Co., as nominee of DTC. Payments with respect to Offered Bonds held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "FEDERAL INCOME TAX CONSEQUENCES -- Withholding with Respect to Certain Foreign Investors" and "-- Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Bonds to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Bond, may be limited due to the lack of physical certificates for such Book-Entry Bonds. In addition, issuance of the Offered Bonds in book-entry form may reduce the liquidity of such Offered Bonds in the secondary market since certain potential investors may be unwilling to purchase Offered Bonds for which they cannot obtain physical certificates.

     Monthly and annual reports on the Issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Bonds of such beneficial owners are credited.

     DTC has advised the Issuer and the Bond Trustee that, unless and until Definitive Bonds are issued in respect of the Offered Bonds, DTC will take any action permitted to be taken by the holders of the Book-Entry Bonds under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Bonds are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Bonds. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Bondholder under the Indenture on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Bonds which conflict with actions taken with respect to other Offered Bonds.

     Definitive Bonds will be issued to beneficial owners of the Book-Entry Bonds, or their nominees rather than to DTC, only if (a) DTC or the Issuer advises the Bond Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Bonds and the Issuer or the Bond Trustee is unable to locate a qualified successor or (b) the Issuer, at its sole option, elects to terminate a book-entry system through DTC.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Bond Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the Definitive Bonds. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Bonds and instructions for re-registration, the Bond Trustee will issue Definitive Bonds, and thereafter the Bond Trustee will recognize the holders of such Definitive Bonds as Bondholders under the Indenture.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Offered Bonds among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, the Company, the Issuer or the Bond Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Bonds held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     For a description of the procedures generally applicable to the Book-Entry Bonds, see "DESCRIPTION OF THE BONDS -- Book-Entry Bonds" in the Prospectus.

PAYMENTS ON PLEDGED MORTGAGES; ACCOUNTS

     On or prior to the Closing Date, the Master Servicer will establish and maintain or cause to be established and maintained a separate account or accounts for the collection of payments on the Pledged Mortgages (the "Bond Account"). On or prior to the Closing Date, the Bond Trustee will establish an account (the "Distribution Account"), which will be maintained with the Bond Trustee in trust for the benefit of the Bondholders. On or prior to the business day immediately preceding each Payment Date, the Master Servicer will withdraw from the Bond Account the Bond Distribution Amount for such Payment Date, to the extent of Available Funds on deposit therein, and will deposit such amount in the Distribution Account. The "Bond Distribution Amount" for any Payment Date will equal the sum of (i) the Senior Interest Payment Amount, (ii) the Senior Principal Payment Amount, (iii) the Class B-1 Interest Payment Amount, (iv) the Class B-1 Principal Payment Amount, (v) the Class B-2 Interest Payment Amount and (vi) the Class B-2 Principal Payment Amount (as each such term is defined herein). Funds credited to the Bond Account or the Distribution Account may be invested at the direction of the Company for the benefit and at the risk of the Company in Permitted Investments, as defined in the Master Servicing Agreement, that are scheduled to mature on or prior to the business day preceding the next Payment Date.

PAYMENTS

     Payments on the Bonds will be made by the Bond Trustee on [the   th day of
each month], or if such day is not a business day, on the first business day
thereafter, commencing in           199 (each, a "Payment Date"), to the persons
in whose names such Bonds are registered at the close of business on the last business day of the month preceding the month of such Payment Date (the "Record Date").

     Payments on each Payment Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable bond register or, in the case of a Bondholder who holds 100% of a Class of Bonds or who holds Bonds with an aggregate initial Class Principal Amount of $1,000,000 or more and who has so notified the Bond Trustee in writing in accordance with the Indenture, by wire transfer in immediately available funds to the account of such Bondholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final payment in retirement of the Bonds will be made only upon presentment and surrender of such Bonds at the Corporate Trust Office of the Bond Trustee.

     As more fully described herein, payments will be made on each Payment Date from Available Funds in the following order of priority: (i) to interest on the Senior Bonds; (ii) to principal of the Senior Bonds; (iii) to interest on the Class B-1 Bonds; (iv) to principal of the Class B-1 Bonds; (v) to interest on the Class B-2 Bonds; (vi) to principal of the Class B-2 Bonds; (vii) to interest on the Investor Certificate; (viii) to principal of the Investor Certificate; and (ix) to the holder of the Investor Certificate, all remaining Available Funds, subject to certain limitations set forth herein under "-- Principal."

     "Available Funds" with respect to any Payment Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due [on the Due Date in the month] in which such Payment Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Pledged Mortgages, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's or the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts received and retained in connection with the liquidation of defaulted Pledged Mortgages, by foreclosure or otherwise ("Liquidation Proceeds"), during the [month] preceding the month of such Payment Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments received during the [month] preceding the month of such Payment Date; and (iv) amounts received with respect to such Payment Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Pledged Mortgage or a Pledged Mortgage purchased by Redwood Trust [or by the Master Servicer or the Company] as of such Payment Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the applicable Servicer or the Master Servicer is entitled to be reimbursed pursuant to the Master Servicing Agreement.

INTEREST

     The Bond Interest Rate for each Class of Bonds for each Payment Date (each, a "Bond Interest Rate") is described herein or on the cover hereof. On each Payment Date, to the extent of funds available therefor, each Class of Bonds and the Investor Certificate will be entitled to receive an amount allocable to interest as described below (as to each such Class or the Investor Certificate, as applicable, the "Interest Payment Amount") with respect to the related Interest Accrual Period. With respect to each Payment Date, the "Interest Accrual Period" for each Class of Bonds and the Investor Certificate will be the [calendar month] preceding the month of such Payment Date.

     The Interest Payment Amount for the Senior Bonds (the "Senior Interest Payment Amount") will be equal to the sum of (i) interest at the Senior Bond Interest Rate on the Senior Class Principal Amount, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed. The Interest Payment Amount for the Class B-1 Bonds (the "Class B-1 Interest Payment Amount") will be equal to the sum of (i) interest at the Class B-1 Bond Interest Rate on the Class B-1 Principal Amount, (ii) interest at the Class B-1 Bond Interest Rate on any Class B-1 Principal Carryover Shortfall, (iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed (the "Class B-1 Interest Carryover Shortfall") and (iv) interest at the Class B-1 Bond Interest Rate on any Class B-1 Interest Carryover Shortfall (to the extent permitted by applicable law). The Interest Payment Amount for the Class B-2 Bonds (the "Class B-2 Interest Payment Amount") will be equal to the sum of (i) interest at the Class B-2 Bond Interest Rate on the Class B-2 Principal Amount, (ii) interest at the Class B-2 Bond Interest Rate on any Class B-2 Principal Carryover Shortfall,
(iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Payment Date exceed the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed (the "Class B-2 Interest Carryover Shortfall") and (iv) interest at the Class B-2 Bond Interest Rate on any Class B-2 Interest Carryover Shortfall (to the extent permitted by applicable law). The Interest Payment Amount for the Investor Certificate (the "Certificate Interest Payment Amount") will be equal to interest at the Certificate Interest Rate on the Invested Amount. The Senior Bonds will not be entitled to interest on any Senior Interest Payment Amount not paid when due prior to such time as the Bonds are declared immediately due and payable upon the occurrence of an Event of Default as described herein under "-- Priority of Payments and Allocation of Shortfalls." The Investor Certificate will not be entitled to interest on any Certificate Interest Payment Amount not paid when due.

     The interest payable on any Payment Date as described above, but not the entitlement thereto, for each Class of Bonds will be reduced by their respective proportionate amounts of "Net Interest Shortfalls" for such Payment Date, if any, based on the amount of interest each Class of Bonds would otherwise be entitled to receive on such Payment Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls. With respect to any Payment Date, the "Net Interest Shortfall" is equal to the amount by which the sum of (i) the amount of interest which would otherwise have been received with respect to any Pledged Mortgage that was the subject of a Relief Act Reduction and (ii) any Prepayment Interest Shortfalls, in each case during the calendar month preceding the month of such Payment Date, exceeds the sum of
(i) the Master Servicing Fee for such period and (ii) the amounts otherwise payable on such Payment Date to the holder of the Investor Certificate as described in clauses "SEVENTH", "EIGHTH" and "NINTH" under "-- Priority of Payments and Allocation of Shortfalls" below. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Pledged Mortgage pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "CERTAIN LEGAL ASPECTS OF PLEDGED MORTGAGES -- Soldiers and Sailors' Civil Relief Act" in the Prospectus. A "Prepayment Interest Shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Pledged Mortgage is less than one month's interest at the related Mortgage Rate on the Stated Principal Balance of such Pledged Mortgage.

     Accrued interest to be paid on any Payment Date will be calculated, in the case of each Class of Bonds and the Investor Certificate, on the basis of the related Class Principal Amount or Invested Amount, as applicable, immediately prior to such Payment Date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

PRINCIPAL

     GENERAL. All payments and other amounts received in respect of principal of the Pledged Mortgages will be allocated among the Senior Bonds, the Subordinated Bonds and the Investor Certificate.

     SENIOR PRINCIPAL PAYMENT AMOUNT. On each Payment Date, the Available Funds remaining after payment of interest with respect to the Senior Bonds, up to the amount of the Senior Principal Payment Amount for such Payment Date, will be distributed as principal of the Senior Bonds. The "Senior Principal Payment Amount" for any Payment Date will equal the Senior Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein) [or any optional purchase by the Master Servicer or the Company of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date,
(d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date,
(e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage, and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date.

     "Stated Principal Balance" means, as to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The "Pool Principal Balance" with respect to any Payment Date equals the aggregate of the Stated Principal Balances of the Pledged Mortgages outstanding on the Due Date in the month preceding the month of such Payment Date.

     The "Senior Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Senior Class Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount, (iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date. The "Class B-1 Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Class B-1 Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount, (iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date. The "Class B-2 Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Class B-2 Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount, (iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date. The "Investor Percentage" for any Payment Date will be calculated as the difference between 100% and the sum of the Senior Percentage, the Class B-1 Percentage and the Class B-2 Percentage for such date.

     SUBORDINATED PRINCIPAL PAYMENT AMOUNT. On each Payment Date, to the extent of Available Funds therefor, the Class B-1 and Class B-2 Principal Payment Amounts for such Payment Date will be distributed as principal of the Class B-1 and Class B-2 Bonds, respectively. The "Class B-1 Principal Payment Amount" and the "Class B-2 Principal Payment Amount" for any Payment Date will equal the sum of (i) the Class B-1 Percentage or the Class B-2 Percentage, as applicable, of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer in connection with any optional purchase by the Master Servicer or the Company of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date and (ii) any Class B-1 Principal Carryover Shortfall or Class B-2 Principal Carryover Shortfall, as the case may be. The "Class B-1 Principal Carryover Shortfall" for any Payment Date will equal the excess of (a) the Original Class B-1 Principal Amount reduced by all amounts previously distributed to holders of the Class B-1 Bonds as payments of principal or Class B-1 Principal Carryover Shortfall, over (b) the Class B-1 Principal Amount immediately prior to such date. The "Class B-2 Principal Carryover Shortfall" for any Payment Date will equal the excess of (a) the Original Class B-2 Principal Amount reduced by all amounts previously distributed to holders of the Class B-2 Bonds as payments of principal or Class B-2 Principal Carryover Shortfall, over (b) the Class B-2 Principal Amount immediately prior to such date.

     INVESTED AMOUNT PAYMENT. On each Payment Date, to the extent of Available Funds therefor, the Invested Amount Payment for such Payment Date will be distributed in reduction of the Invested Amount of the Investor Certificate. The "Invested Amount Payment" for any Payment Date will equal the sum of (i) the Investor Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein)[or any optional purchase by the Master Servicer or the Company of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, and (e) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date, and (ii) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Liquidation Proceeds allocable to principal received with respect to such Pledged Mortgage, after application of such amounts pursuant to clause (e) of the definition of Senior Principal Payment Amount, clause (e) of the definition of Class B-1 Principal Payment Amount and clause (e) of the definition of Class B-2 Principal Payment Amount.

PRIORITY OF PAYMENTS AND ALLOCATION OF SHORTFALLS

     Prior to the declaration that the Bonds are due and payable, on any Payment Date Available Funds will be applied in the following order of priority:

          first, to the Senior Interest Payment Amount;

          second, to the Senior Principal Payment Amount;

          third, to the Class B-1 Interest Payment Amount;

          fourth, to the Class B-1 Principal Payment Amount;

          fifth, to the Class B-2 Interest Payment Amount;

          sixth, to the Class B-2 Principal Payment Amount;

          seventh, to the Certificate Interest Payment Amount;

          eighth, to the Invested Amount Payment; and

          ninth, to the holder of the Investor Certificate, the balance of any Available Funds remaining in the Bond Account.

     If a Realized Loss results in the Stated Principal Balances of the Pledged Mortgages declining in an amount greater than the sum of (i) the payments of principal on the Senior Bonds, (ii) the payments of principal on the Class B-1 Bonds, (iii) the payments of principal on the Class B-2 Bonds and (iv) the payment in reduction of the Invested Amount, the Senior Percentage, the Class B-1 Percentage, the Class B-2 Percentage and the Investor Percentage may shift (as a result of their methods of computation as described above under "-- Principal") such that funds available in the Distribution Account for payments of principal on each future Payment Date may be allocated in a higher ratio to the Offered Bonds as a result of such shortfall. This shift of the Senior Percentage, the Class B-1 Percentage, the Class B-2 Percentage and the Investor Percentage may cause the Offered Bonds to amortize more rapidly, and the Class B-2 Bonds and the Investor Certificate to amortize more slowly, than would otherwise have been the case in the absence of such shortfalls. An investor should consider the risk that, in the case of any Offered Bond purchased at a discount, a slower than anticipated rate of principal payments on the Pledged Mortgages could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Bond purchased at a premium, a faster than anticipated rate of principal payments on the Pledged Mortgages could result in an actual yield to such investor that is lower than the anticipated yield. In addition, an investor in the Offered Bonds should consider the risk that there can be no assurance that investors in the Offered Bonds will be able to reinvest the payments thereon at yields equaling or exceeding the yields on such Bonds. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on the Offered Bonds. See "RISK FACTORS -- Yield, Prepayment and Maturity Risks" herein and "RISK FACTORS -- Prepayment and Yield Considerations" in the Prospectus. In general, a "Realized Loss" means, with respect to a Liquidated Pledged Mortgage, the amount by which the remaining unpaid principal balance of the related Pledged Mortgage exceeds the amount of Liquidation Proceeds applied to the principal balance of the related Pledged Mortgage. A "Liquidated Pledged Mortgage" is a defaulted Pledged Mortgage as to which the Master Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

     Under the Indenture, an Event of Default will not occur solely due to the occurrence of Shortfalls that affect only the Subordinated Bonds until all the Senior Bonds have been paid in full and then only if Shortfalls on the Subordinated Bonds have not been paid. In addition, an Event of Default by reason of any Shortfalls that affect the Senior Bonds will occur on any Payment Date only when the Pool Principal Balance is less than the principal amount of the Senior Bonds outstanding after application of all available amounts on deposit in the Distribution Account on such Payment Date. Nevertheless, at any time following an Event of Default arising from a Shortfall affecting the Senior Bonds, the holders of outstanding Bonds, whether Senior Bonds or Subordinated Bonds, representing more than 50% in principal amount of all Bonds then outstanding, may declare the Bonds due and payable or take any other action pursuant to the terms of the Indenture. Until the Bonds have been declared due and payable following an Event of Default, the holders of the Subordinated Bonds may not request the Bond Trustee to take any action, other than the application of available funds in the Distribution Account to pay principal and interest as provided herein, and may not otherwise cause any action to be taken to enforce the obligation of the Issuer to pay principal and interest on the Subordinated Bonds. Additionally, prior to the Bonds being declared due and payable following an Event of Default, the Senior Bonds will not accrue interest in any form on the interest component of any Shortfall attributable to the Senior Bonds. Should an Event of Default occur, payments will be allocated on each Payment Date in accordance with the priorities described herein under "-- Principal", which would otherwise be applicable on such Payment Date had an Event of Default not occurred. See "THE INDENTURE" in the Prospectus.

STATED MATURITY

     The Stated Maturity for each Class of Bonds is the date determined by the Company which is years after the Payment Date immediately following the latest maturity date of any Pledged Mortgage. The Stated

Maturity of each Class of Bonds is             , 20  . See "DESCRIPTION OF THE
BONDS -- Weighted Average Life of the Offered Bonds" and "SECURITY FOR THE BONDS" herein and in the Prospectus.

STRUCTURING ASSUMPTIONS

     Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumed characteristics of the Pledged Mortgages and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Pledged Mortgage Pool consists of one Pledged Mortgage with the following characteristics:

                                                                   REMAINING
                                                   ORIGINAL TERM     TERM
                          MORTGAGE   NET MORTGAGE   IN MATURITY   TO MATURITY
    PRINCIPAL BALANCE       RATE         RATE       (IN MONTHS)   (IN MONTHS)
  ---------------------  ----------  ------------  -------------  -----------
            $                %            %

(ii) the Pledged Mortgages prepay at the specified constant Prepayment Assumptions, (iii) no defaults in the payment by Mortgagors of principal of and interest on the Pledged Mortgages are experienced, (iv) scheduled payments on the Pledged Mortgages are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (v) prepayments are allocated as described herein without giving effect to loss and delinquency tests, (vi) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Pledged Mortgages and are received on the last day of each month, commencing in the calendar month of the Closing Date, (vii) the scheduled monthly payment for each Pledged Mortgage has been calculated based on the assumed mortgage loan characteristics described in item
(i) above such that each such mortgage loan will amortize in amounts sufficient to repay the principal balance of such assumed mortgage loan by its remaining term to maturity, (viii) the initial Class Principal Amount or Invested Amount, as applicable, of each Class of Bonds and the Investor Certificate, respectively, is as set forth on the cover page hereof and under
"SUMMARY -- Securities other than the Offered Bonds" herein, (ix) interest accrues on each Class of Bonds and the Investor Certificate at the applicable interest rate described on the cover hereof or described herein, (x) payments in respect of the Bonds and the Investor Certificate are received in cash on the th day of each month commencing in the calendar month following the Closing
Date, (xi) the closing date of the sale of the Offered Bonds is                ,
199 , (xii) Redwood Trust is not required to purchase or substitute for any Pledged Mortgage and (xiii) [the Master Servicer or the Company does not exercise any option to purchase any Pledged Mortgages described herein under "-- Optional Purchase of Defaulted Loans"] and the Issuer does not exercise any option to redeem the Bonds as described herein under " -- Redemption at the Option of the Issuer." While it is assumed that each of the Pledged Mortgages prepays at the specified constant Prepayment Assumptions, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual Pledged Mortgages which will be delivered to the Bond Trustee and characteristics of the Pledged Mortgages assumed in preparing the tables herein.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relevant to the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Pledged Mortgages. A 100% Prepayment Assumption assumes a Constant
Prepayment Rate ("CPR") of      % per annum of the then outstanding principal
balance of such mortgage loans in the first month of the life of the mortgage
loans and an additional      % per annum in each month thereafter until the
     month. Beginning in the      month and in each month thereafter during the
life of such mortgage loans, a 100% Prepayment Assumption assumes a CPR of
     % per annum each month. As used in the tables below, a      % Prepayment
Assumption assumes a prepayment rate equal to      % of the Prepayment
Assumption. Correspondingly, a      % Prepayment Assumption assumes a prepayment
rate equal to      % of the Prepayment Assumption, and so forth.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     The Master Servicer or the Company may, at its option, purchase from the
Issuer any Pledged Mortgage which is delinquent in payment by      days or more.
Any such purchase will be at a price equal to 100% of the Stated Principal Balance of such Pledged Mortgage plus accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the related Mortgagor or advanced to the first day of the month in which such amount is to be distributed.

WEIGHTED AVERAGE LIVES OF THE OFFERED BONDS

     The weighted average life of an Offered Bond is determined by (a) multiplying the amount of the reduction, if any, of the Class Principal Amount of such Bond on each Payment Date by the number of years from the date of issuance to such Payment Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Principal Amount of such Bond referred to in clause (a).

     For a discussion of the factors which may influence the rate of payments (including prepayments) of the Pledged Mortgages, see "RISK FACTORS -- Yield, Prepayment and Maturity Risks" herein and "RISK FACTORS -- Prepayment and Yield Considerations" in the Prospectus.

     In general, the weighted average lives of the Offered Bonds will be shortened if the level of prepayments of principal of the Pledged Mortgages increases. However, the weighted average lives of the Offered Bonds will depend upon a variety of other factors, including the timing of changes in such rate of principal payments and the priority sequence of distributions of principal of the Classes of Bonds. See "DESCRIPTION OF THE BONDS -- Principal" herein.

     The interaction of the foregoing factors may have different effects on the Senior Bonds and the Class B-1 Bonds and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class of Offered Bonds. Further, to the extent the prices of the Offered Bonds represent discounts or premiums to their respective original Class Principal Amounts, variability in the weighted average lives of such Classes of Bonds will result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes of Offered Bonds may be affected at various constant Prepayment Assumptions, see the Decrement Tables below.

DECREMENT TABLES

     The following tables indicate the percentages of the initial Class Principal Amounts of the Classes of Offered Bonds that would be outstanding after each of the dates shown at various constant Prepayment Assumptions and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the Pledged Mortgages will have the characteristics assumed, (ii) all of the Pledged Mortgages will prepay at the constant Prepayment Assumptions specified in the tables or at any constant Prepayment Assumption or (iii) all of the Pledged Mortgages will prepay at the same rate. Moreover, the diverse remaining terms to maturity of the Pledged Mortgages could produce slower or faster principal payments than indicated in the tables at the specified constant Prepayment Assumptions, even if the weighted average remaining term to maturity of the Pledged Mortgages is consistent with the remaining terms to maturity of the Pledged Mortgages specified in the Structuring Assumptions.

             PERCENT OF INITIAL CLASS PRINCIPAL AMOUNTS OUTSTANDING

                               [Decrement Tables]

REDEMPTION AT THE OPTION OF THE ISSUER

     The Bonds may be redeemed in whole, but not in part, at the Issuer's
option, on any Payment Date on or after the earlier of (a)      years after the
initial issuance of the Bonds and (b) the Payment Date on which the sum of (i) the Senior Class Principal Amount (ii) the Class B-1 Principal Amount, (iii) the Class B-2

Principal Amount and (iv) the Invested Amount, after giving effect to payments
to be made on such Payment Date, is      or less of the aggregate of the Stated
Principal Balances of the Pledged Mortgages as of the Cut-off Date, at a redemption price equal to 100% of the unpaid principal amount of such Bonds (including, in the case of the Class B-1 or Class B-2 Bonds, any unpaid Class B-1 or Class B-2 Principal Carryover Shortfall), plus accrued and unpaid interest at the applicable Bond Interest Rate through the month preceding the month in which such optional redemption date occurs. The Bonds are not otherwise subject to call or redemption at the option of the Issuer nor are they subject to special redemption. See "DESCRIPTION OF THE BONDS -- Redemption at the Option of the Issuer" in the Prospectus.

     Notice of any redemption to be made at the option of the Issuer must be given by the Issuer to the Bond Trustee not less than 30 days prior to the redemption date and must be mailed by the Issuer or the Bond Trustee to affected Bondholders at least ten days prior to the redemption date.

CONTROLLING CLASS UNDER THE INDENTURE

     For the purposes described in the Prospectus under the headings "The Indenture -- Modification of Indenture," "-- Events of Default" and "Rights Upon Event of Default," the "Controlling Class" shall be the Class A-1 Bondholders or, if the Class A-1 Bonds are no longer outstanding, the holders of the most senior Class of Subordinated Bonds then outstanding.

                               CREDIT ENHANCEMENT

     Credit enhancement for the Senior Bonds will be provided by the Subordinated Bonds and by the Investor Certificate. Credit enhancement for the Class B-1 Bonds will be provided by the Class B-2 Bonds and by the Investor Certificate. Credit Enhancement for the Class B-2 Bonds will be provided by the Investor Certificate. The rights of holders of the Subordinated Bonds and the Investor Certificate to receive payments with respect to the Pledged Mortgages will be subordinated to such rights of the holders of the Senior Bonds, the rights of the holders of the Class B-2 Bonds and the Investor Certificate will be subordinated to such rights of the holders of the Class B-1 Bonds, and the rights of the holder of the Investor Certificate will be subordinated to such rights of the holders of the Class B-2 Bonds, in each case only to the extent described herein.

     The subordination of (i) the Subordinated Bonds and the Investor Certificate to the Senior Bonds, (ii) the Class B-2 Bonds and the Investor Certificate to the Class B-1 Bonds and (iii) the Investor Certificate to the Class B-2 Bonds are each intended to increase the likelihood of timely receipt by the holders of Bonds with higher relative payment priority of the maximum amount to which they are entitled on any Payment Date and to provide such holders protection against losses resulting from defaults on Pledged Mortgages to the extent described herein. However, the amount of protection afforded by subordination may be exhausted and Shortfalls in payments on the Offered Bonds could result. Any losses realized on the Pledged Mortgages in excess of the related available subordination amount will result in losses on the Offered Bonds. See "DESCRIPTION OF THE BONDS -- Priority of Payments and Allocation of Shortfalls" herein.

                             SECURITY FOR THE BONDS

GENERAL

     The Bonds will be secured by assignments to the Bond Trustee of collateral consisting of (i) the Pledged Mortgages, (ii) funds on deposit in the Bond Account and the Distribution Account, (iii) the Issuer's rights under the Master Servicing Agreement, (iv) [the Issuer's rights under any Servicing Agreement,]
(v) the Issuer's rights under the Mortgage Loan Purchase Agreement (as defined herein), and (vi) the proceeds of all of the foregoing.

THE PLEDGED MORTGAGES

     The Bonds will be secured by a pool (the "Pledged Mortgage Pool") of -year conventional mortgage loans secured by first liens on one- to four-family residential properties (each, a "Mortgaged Property"). None of the Pledged Mortgages will be guaranteed by any governmental agency. All of the Pledged Mortgages will have been deposited with the Issuer by the Company which, in turn, will have acquired them from Redwood Trust pursuant to an agreement (the "Mortgage Loan Purchase Agreement") between the Company and Redwood Trust. All of the Pledged Mortgages will have been acquired by Redwood Trust in the ordinary course of its business and substantially in accordance with the underwriting criteria specified herein.

     GENERAL. Under the Mortgage Loan Purchase Agreement, Redwood Trust will make certain representations, warranties and covenants to the Company relating to, among other things, the due execution and enforceability of the Mortgage Loan Purchase Agreement and certain characteristics of the Pledged Mortgages and, subject to the limitations described below under "-- Assignment of Pledged Mortgages," will be obligated to purchase or substitute a similar mortgage loan for any Pledged Mortgage as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. See "MORTGAGE LOAN PROGRAM -- Representations by Sellers; Repurchases" in the Prospectus. Under the Deposit Trust Agreement, the Company will assign all of its rights under the Mortgage Loan Purchase Agreement to the Issuer. Under the Indenture, the Issuer will pledge all its right, title and interest in and to such representations, warranties and covenants (including Redwood Trust's purchase obligation) to the Bond Trustee for the benefit of the Bondholders. The Issuer will make no representations or warranties with respect to the Pledged Mortgages and will have no obligation to repurchase or substitute Pledged Mortgages with deficient documentation or which are otherwise defective. The obligations of Redwood Trust with respect to the Bonds are limited to Redwood Trust's obligation to purchase or substitute Pledged Mortgages with deficient documentation or which are otherwise defective under the Mortgage Loan Purchase Agreement.

     Certain information with respect to the Pledged Mortgage Pool is set forth below. Prior to the Closing Date, Pledged Mortgages may be removed from the collateral and other Pledged Mortgages may be substituted therefor. The Issuer believes that the information set forth herein with respect to the Pledged Mortgages as presently constituted is representative of the characteristics of the Pledged Mortgages as they will be constituted at the Closing Date, although certain characteristics of the Pledged Mortgages in the Pledged Mortgage Pool may vary. Unless otherwise indicated, information presented below expressed as a percentage (other than rates of interest) are approximate percentages based on the Stated Principal Balances of the Pledged Mortgages as of the Cut-off Date.

     As of the Cut-off Date, the aggregate of the Stated Principal Balances of
the Pledged Mortgages is expected to be approximately $          (the "Cut-off
Date Pool Principal Balance"). [The Pledged Mortgages provide for the amortization of the amount financed over a series of substantially equal monthly payments.] All of the Pledged Mortgages provide for payments due on the first day of each month (the "Due Date"). At origination, substantially all of the
Pledged Mortgages had stated terms to maturity of      years. Scheduled monthly
payments made by the Mortgagors on the Pledged Mortgages ("Scheduled Payments") either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. [Mortgagors may prepay their Pledged Mortgages at any time without penalty.]

     Each Pledged Mortgage will bear interest at a [fixed][adjustable] Mortgage Rate. [Each Pledged Mortgage will bear interest at a Mortgage Rate, subject to annual adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date"), equal to the sum, rounded
to the nearest           of one percentage point (     %), of (i)
                              (the "Index") as made available by the
                         and most recently available as of    days prior to the
Adjustment Date and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Margin") provided, however, that the Mortgage Rate will not
increase or decrease by more than        percentage points (     %), except for
       Pledged Mortgages, representing approximately      % of the Cut-off Date
Pool Principal Balance which will not increase or decrease by more than
percentage points (     %),
on the first Adjustment Date or more than        percentage points (     %) on
any Adjustment Date thereafter (the "Periodic Rate Cap"). The Index with respect to any Bond Interest Rate and any Payment Date shall be the Index in effect as of the first day of the month preceding the month in which such Payment Date occurs.]

     [All of the Pledged Mortgages provide that over the life of the Pledged Mortgage the Mortgage Rate will in no event increase by more than the Mortgage Rate fixed at origination plus a fixed number of percentage points specified in the related Mortgage Note (such rate, the "Maximum Rate"). None of the Pledged Mortgages are subject to minimum Mortgage Rates. Effective with the first payment due on a Pledged Mortgage after each related Adjustment Date, the Scheduled Payment will be adjusted to an amount which will pay interest at the adjusted rate and fully amortize the then-outstanding principal balance of the Pledged Mortgage over its remaining term. If the Index ceases to be published or is otherwise unavailable, the Master Servicer will select an alternative index based upon comparable information.]

     Each Pledged Mortgage is, by its terms, assumable in connection with a transfer of the related Mortgaged Property if the proposed transferee submits certain information to the Master Servicer required to enable it to evaluate the transferee's ability to repay the Pledged Mortgage and if the Master Servicer reasonably determines that the security for the Pledged Mortgage would not be impaired by the assumption. See "RISK FACTORS" herein and in the Prospectus.

     Each Pledged Mortgage was originated on or after             , 19  .

     The latest stated maturity date of any Pledged Mortgage is             ,
20  . The earliest stated maturity date of any Pledged Mortgage is             ,
20  .

     [As of the Cut-off Date, no Pledged Mortgage was delinquent more than days.]

     [None of the Pledged Mortgages are subject to buydown agreements.] [No Pledged Mortgage provides for deferred interest or negative amortization.]

     No Pledged Mortgage had a Loan-to-Value Ratio at origination of more than
     %. [Except for        Pledged Mortgages, representing approximately      %
of the Cut-off Date Pool Principal Balance,] each Pledged Mortgage with a Loan-to-Value Ratio at origination of greater than 80% is covered by a primary mortgage insurance policy (each a "Primary Mortgage Insurance Policy") issued by a mortgage insurance company acceptable to the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or any nationally recognized statistical rating organization, which policy provides coverage of a portion of the original principal balance of the related Pledged Mortgage equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Pledged Mortgage over 75% of the lesser of the appraised value and selling price of the related Mortgage Property and the denominator of which is the original principal balance of the related Pledged Mortgage, plus accrued interest thereon and related foreclosure expenses. No such Primary Mortgage Insurance Policy will be required with respect to any such Pledged Mortgage after the date on which the related Loan-to-Value Ratio is 80% or less or, based on a new appraisal, the principal balance of such Pledged Mortgage represents 80% or less of the new appraised value. See "-- Underwriting Standards" herein.

     The "Loan-to-Value Ratio" of a Pledged Mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Pledged Mortgage at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Pledged Mortgage, or
(b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Pledged Mortgages.

     The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Pledged Mortgages. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal Balance of the Pledged Mortgages as of the Cut-off Date and have been rounded in order to total 100%.

                        ORIGINAL LOAN-TO-VALUE RATIOS(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                ORIGINAL LOAN-TO-VALUE                    PLEDGED       BALANCE       MORTGAGE
                       RATIOS(%)                         MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) The weighted average original Loan-to-Value Ratio of the Pledged Mortgages
    is expected to be approximately   %.

                         ORIGINAL TERMS TO MATURITY(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                   ORIGINAL TERM TO                       PLEDGED       BALANCE       MORTGAGE
                   MATURITY (MONTHS)                     MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %
                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Pledged Mortgages is expected to be approximately months.

                 CURRENT PLEDGED MORTGAGE PRINCIPAL BALANCES(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                   RANGE OF CURRENT                      NUMBER OF     PRINCIPAL     PERCENT OF
                   PLEDGED MORTGAGE                       PLEDGED       BALANCE       MORTGAGE
                  PRINCIPAL BALANCES                     MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) As of the Cut-off Date, the average current Pledged Mortgages principal
    balance is expected to be approximately $          .

                           CURRENT MORTGAGE RATES(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
              CURRENT MORTGAGE RATES (%)                 MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Pledged
    Mortgages is expected to be approximately      % per annum.

                          PURPOSE OF PLEDGED MORTGAGES
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                     LOAN PURPOSE                        MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Purchase...............................................                  $                  %
Refinance (Rate or Term)...............................
Refinance (Cash-out)...................................
                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

                 STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                         STATE                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

Other(1)...............................................
                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) Other includes   other states, and the District of Columbia, with under   %
    concentrations individually. No more than approximately   % of the Pledged
    Mortgages will be secured by Mortgaged Properties located in any one postal zip code area.

                      DOCUMENTATION FOR PLEDGED MORTGAGES
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                    TYPE OF PROGRAM                      MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Full...................................................                  $                  %
Alternative............................................
Reduced................................................
                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

                               OCCUPANCY TYPES(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                    OCCUPANCY TYPE                       MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Primary Home...........................................                  $                  %
Investor...............................................
Second Home............................................
                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                                 PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                     PROPERTY TYPE                       MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Single Family..........................................                  $                  %
Planned Unit Development Condominium...................
2-4 Units..............................................
                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

                           MAXIMUM MORTGAGE RATES(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                   LIFETIME CAPS (%)                     MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) As of the Cut-off Date, the weighted average Lifetime Cap of the Pledged
    Mortgages is expected to be approximately   % per annum.

                                   MARGIN(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                        MARGIN                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) As of the Cut-off Date, the weighted average margin of the Pledged Mortgages
    is expected to be approximately   %.

                       NEXT NOTE RATE ADJUSTMENT DATES(1)
--------------------------------------------------------------------------------

                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                        MONTHS                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                         $                  %

                                                            ---          ----           ----
     Total.............................................                  $                  %
                                                            ===          ====           ====

---------------
(1) As of the Cut-off Date, the weighted average months to the next Adjustment
    Date of the Pledged Mortgages was approximately   months.

THE INDEX

                             [DESCRIPTION OF INDEX]

ASSIGNMENT OF THE PLEDGED MORTGAGES

     Pursuant to the Indenture, the Issuer on the Closing Date will pledge, transfer, assign, set over and otherwise convey without recourse to the Bond Trustee in trust for the benefit of the Bondholders all right, title and interest of the Issuer in and to each Pledged Mortgage and all right, title and interest in and to all other assets included in the Collateral, including all principal and interest received on or with respect to the Pledged Mortgages, exclusive of principal and interest due on or prior to the Cut-off Date.

     In connection with such transfer and assignment, the Issuer will deliver or cause to be delivered to the Bond Trustee, or a custodian for the Bond Trustee, among other things, the original promissory note (the "Mortgage Note") (and any modification or amendment thereto) endorsed in blank without recourse, the original instrument creating a first lien on the related Mortgaged Property (the "Mortgage") with evidence of recording indicated thereon, an assignment in recordable form of the Mortgage, the title policy with respect to the related Mortgaged Property and, if applicable, all recorded intervening assignments of the Mortgage and any riders or modifications to such Mortgage Note and Mortgage (except for any such document not returned from the public recording office, which will be delivered to the Bond Trustee as soon as the same is available to the Issuer) (collectively, the "Mortgage File"). [Assignments of the Pledged Mortgages to the Bond Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states such as California where, in the opinion of counsel, such recording is not required to protect the Bond Trustee's interest in the Pledged Mortgages against the claim of any subsequent transferee or any successor to or creditor of the Issuer.]

     The Bond Trustee will review each Mortgage File within      days of the
Closing Date (or promptly after the Bond Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any document in a Mortgage File is found to be missing or defective in a material respect and the
Issuer does not cure such defect within      days of notice thereof from the
Bond Trustee (or within such longer period not to exceed      days after the
Closing Date as provided in the Mortgage Loan Purchase Agreement in the case of missing documents not returned from the public recording office), Redwood Trust will be obligated to purchase the related Pledged Mortgage. Rather than purchase the Pledged Mortgage as provided above, Redwood Trust may remove such Pledged Mortgage (a "Deleted Pledged Mortgage") from the Collateral and substitute in its place another mortgage loan (a "Replacement Pledged Mortgage"). Any Replacement Pledged Mortgage generally will, on the date of substitution, among other characteristics set forth in the Mortgage Loan Purchase Agreement, (i) have a principal balance, after deduction of all Scheduled Payments due in the
month of substitution, not in excess of, and not more than      % less than, the
Stated Principal Balance of the Deleted Pledged Mortgage (the amount of any shortfall to be deposited in the Bond Account by Redwood and held for distribution to the Bondholders on the related Payment Date (a "Substitution Adjustment Amount")), (ii) have a Mortgage Rate not lower than, and not more
than      % per annum higher than, that of the Deleted Pledged Mortgage, (iii)
have a Loan-to-Value Ratio not higher than that of the Deleted Pledged Mortgage,
(iv) have a remaining term to maturity not greater than (and not more than less than) that of the Deleted Pledged Mortgage, and (v) comply with all of the representations and warranties set forth in the Mortgage Loan Purchase Agreement as of the date of substitution. This cure, purchase or substitution obligation constitutes the sole remedy available to Bondholders or the Bond Trustee for omission of, or a material defect in, a Pledged Mortgage document.

UNDERWRITING STANDARDS

     All of the Pledged Mortgages have been purchased by Redwood Trust in the ordinary course of business directly from banks, savings and loan associations, mortgage bankers and other mortgage loan originators (each, an "Originator"), or in the secondary mortgage market. Redwood Trust approves individual institutions as eligible Originators after an evaluation of certain criteria, including the Originator's mortgage origination and servicing experience and financial stability. Each Originator and/or the entity from which Redwood Trust purchased the Pledged Mortgages will represent and warrant that all Pledged Mortgages originated and/or sold by it will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts. See "MORTGAGE LOAN PROGRAM -- Underwriting Standards" in the Prospectus.

                       SERVICING OF THE PLEDGED MORTGAGES

THE MASTER SERVICER

                 will act as Master Servicer. The principal executive offices of
            are located at             .

     The Master Servicer will be responsible for servicing the Pledged Mortgages in accordance with the terms set forth in the Master Servicing Agreement. The Master Servicer intends to perform its servicing obligations under the Master Servicing Agreement through one or more servicers (each, a "Servicer"). On or prior to the Closing Date, the Master Servicer will enter into or be assigned a mortgage servicing agreement (each, a "Servicing Agreement") with each Servicer pursuant to which such Servicer will perform certain servicing functions with respect to the Pledged Mortgages. The Master Servicer will administer and supervise the performance of each Servicer, who may in turn be administering and supervising the performance of the subservicers of the Pledged Mortgages. Notwithstanding any such servicing arrangements, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement.

SERVICING AND COLLECTION PROCEDURES

     On or prior to the Closing Date, the Master Servicer will enter into a separate Servicing Agreement with each Servicer to perform, as independent contractor, servicing functions for the Master Servicer subject to its supervision. Such servicing functions include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of certain insurance claims and, if necessary, foreclosure. The Master Servicer may permit Servicers to contract with subservicers to perform some or all of the Servicer's servicing duties, but the Servicers will not thereby be released from their obligations under the Servicing Agreement. The Master Servicer also may enter into subservicing agreements directly with an affiliate of a Servicer or permit a Servicer to transfer its servicing rights and obligations to a third party. In such instances, the affiliate or third party, as the case may be, will perform servicing functions comparable to those normally performed by the Servicer as described above, and the Servicer will not be obligated to perform such servicing functions. When used herein with respect to servicing obligations, the term Servicer includes any such affiliate or third party. The Master Servicer may perform certain supervisory functions with respect to servicing by the Servicer directly or through an agent or independent contractor and the Master Servicer will be responsible for administering and servicing the Pledged Mortgages pursuant to the Master Servicing Agreement.

     On or before the Closing Date, the Master Servicer will establish one or more accounts (the "Bond Account") into which each Servicer will remit collections on the mortgage loans serviced by it (net of its related servicing
compensation). For purposes of the Master Servicing Agreement,             , as
Master Servicer, will be deemed to have received any amounts with respect to the Pledged Mortgages that are received by a Servicer regardless of whether such amounts are remitted by the Servicer to the Master Servicer. The Master Servicer has reserved the right to remove the Servicer servicing any Pledged Mortgage at any time and will exercise that right if it considers such removal to be in the best interest of the Bondholders. In the event that the Master Servicer removes a Servicer, the Master Servicer will continue to be responsible for servicing the related Pledged Mortgages.

FORECLOSURE, DELINQUENCY AND LOSS EXPERIENCE

     The following table summarizes the delinquency, foreclosure and loss experience, respectively, as of December 31, 199 , December 31, 199 and
December 31, 199  on approximately $          , $          and $          ,
respectively, in outstanding principal balance of conventional mortgage loans
master serviced by                         commenced master servicing
conventional mortgage loans during             . The delinquency and foreclosure
percentages and the loss experience may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such mortgage loans were not outstanding long enough to give rise to some or all of the indicated periods of delinquency. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the Pledged Mortgages, and no assurances can be given that the foreclosure, delinquency and loss experience presented in the table below will be indicative of such experience on the Pledged Mortgages in the future:

                                                           AS OF           AS OF           AS OF
                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            199             199             199
                                                        ------------    ------------    ------------
Total Number of Conventional Mortgage Loans in
  Portfolio...........................................
Delinquent Mortgage Loans and Pending Foreclosures at
  Period End(1):......................................
  30-59 days..........................................
  60-89 days..........................................
  90 days or more (excluding foreclosures)............
  Total Delinquencies.................................
  Foreclosures pending................................
  Total delinquencies and foreclosures pending........
  Net Loss(2).........................................

---------------
(1) As a percentage of the total number of loans master serviced.

(2) There is no material difference between gross loss and net loss.

     There can be no assurance that factors beyond the Master Servicer's control, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future. [For example, over the last several years there has been a general deterioration of the real estate market and weakening of the economy in many regions of the country, including California. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as collateral for loans. If the real estate market and economy continue to decline, the Master Servicer may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.]

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Expense Fees with respect to the Pledged Mortgages are payable out of the interest payments on each Pledged Mortgage. The Expense Fees will vary from Pledged Mortgage to Pledged Mortgage. The rate at which the Expense Fees accrue
(the "Expense Fee Rate") will range from      % to      % per annum, in each
case of the Stated Principal Balance of the related Pledged Mortgage. As of the Cut-off Date, the weighted average Expense Fee Rate equaled approximately
     %. The Expense Fees consist of (a) master servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), (b) servicing compensation payable to the Servicers in respect of their servicing activities (the "Servicing Fee") and (c) fees payable to the Bond Trustee in respect of its activities as trustee under the Indenture. The
Master Servicing Fee will be      % per annum of the Stated Principal Balance of
each Pledged Mortgage. The Servicing Fee payable to each Servicer will vary from
Pledged Mortgage to Pledged Mortgage and will range from      % to      % per
annum, in each case of the Stated Principal

Balance of the related Pledged Mortgage serviced by such Servicer. The Master Servicer is obligated to pay certain ongoing expenses associated with the Pledged Mortgages and incurred by the Master Servicer in connection with its responsibilities under the Master Servicing Agreement and such amounts will be paid by the Master Servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Pledged Mortgages, as described herein under "-- Adjustment to Master Servicing Fee and Invested Amount in Connection with Certain Prepaid Pledged Mortgages." The Master Servicer or the related Servicer will also be entitled to receive late payment fees, assumption fees and other similar charges. The Master Servicer will be entitled to receive all reinvestment income earned on amounts on deposit in the Bond Account and the Distribution Account. The Net Mortgage Rate of a Pledged Mortgage is the Mortgage Rate thereof minus the related Expense Fee Rate.

ADJUSTMENT TO MASTER SERVICING FEE AND INVESTED AMOUNT IN CONNECTION WITH CERTAIN PREPAID PLEDGED MORTGAGES

     When a borrower prepays a Pledged Mortgage between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received during a calendar month will be distributed to Bondholders on the Payment Date in the month following the month of receipt. Pursuant to the Master Servicing Agreement, the Master Servicing Fee for any month may be reduced by an amount with respect to each such prepaid Pledged Mortgage sufficient to pay to Bondholders the full amount of interest to which they would be entitled in respect of such Pledged Mortgage on the related Payment Date. If shortfalls in interest as a result of prepayments in any month exceed the sum of (i) amount of the Master Servicing Fee for such month and (ii) the amounts otherwise payable on such Payment Date to the holder of the Investor Certificate as described in clauses "seventh", "eighth" and "ninth" under "DESCRIPTION OF THE
BONDS -- Priority of Payments and Allocation of Shortfalls" herein, the amount of funds available to be paid to Bondholders in respect of interest on such Payment Date will be reduced by the amount of such excess. See "DESCRIPTION OF THE BONDS -- Interest" herein.

ADVANCES

     Subject to the following limitations, the Master Servicer will be required to advance prior to each Payment Date, from its own funds, funds advanced by the related Servicer or amounts received with respect to the Pledged Mortgages that do not constitute Available Funds for such Payment Date, an amount equal to the aggregate of payments of principal of and interest on the Pledged Mortgages (net of the Master Servicing Fee and the applicable Servicing Fee with respect to the related Pledged Mortgages) which were due on the related Due Date and which were delinquent on the related Determination Date, together with an amount equivalent to interest on each Pledged Mortgage as to which the related Mortgaged Property has been acquired by the Bond Trustee through foreclosure or deed-in-lieu of foreclosure ("REO Property") (any such advance, an "Advance").

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Bonds and the Investor Certificate rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Pledged Mortgage to the extent that such Advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Pledged Mortgage. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the payment to Bondholders and the holder of the Investor Certificate on the related Payment Date. [Any failure by a Servicer to advance funds as required under the related Servicing Agreement will constitute a default thereunder, in which case the Master Servicer will be obligated to make any such advance in accordance with the terms of the Master Servicing Agreement.] Any failure by the Master Servicer to make an Advance as required under the Master Servicing Agreement with respect to the Bonds and the Investor Certificate will constitute a Servicing Default thereunder, in which case the Bond Trustee or the successor master servicer will be obligated to make any such Advance, in accordance with the terms of the Master Servicing Agreement.

                                USE OF PROCEEDS

     The Issuer intends to distribute all of the net proceeds of the issuance of the Offered Bonds to the Company which will use such proceeds to pay certain indebtedness incurred by Redwood Trust in connection with the acquisition of the Pledged Mortgages. See "USE OF PROCEEDS" in the Prospectus and "UNDERWRITING" herein.

                        FEDERAL INCOME TAX CONSEQUENCES

     Giancarlo & Gnazzo, A Professional Corporation, has advised the Company that, in its opinion the Bonds will be treated as debt for federal income tax purposes, and not as an ownership interest in the Mortgage Collateral, the Issuer or a separate association taxable as a corporation. Interest, including original issue discount with respect to any Class of Offered Bonds issued with original issue discount, will be taxable to non-exempt Bondholders. The Tax Prepayment Assumption (as defined in the Prospectus under "FEDERAL INCOME TAX CONSEQUENCES -- Original Issue Discount") for the purposes of determining the amount and rate of accrual of original issue discount on the Bonds assumes that
the Pledged Mortgages are prepaid at a rate of      % of the Prepayment
Assumption. Based upon (i) [the assumed prepayment rate] and (ii) the expected price to the public of each Class of the Offered Bonds as of the date hereof (including interest accrued before the issue date, if any), the Class A-1 Bonds will not be issued with original issue discount and the Class B-1 Bonds will be treated as issued with original issue discount. [Although it is unclear, the Issuer intends to treat the Offered Bonds as "Variable Rate Debt Instruments" and the stated interest on the Bonds as "qualified stated interest payments" (as each term is defined in the Prospectus under "FEDERAL INCOME TAX CONSEQUENCES")].

     Notwithstanding the use of                     in pricing the Offered
Bonds, no representation is made that the Pledged Mortgages will actually prepay
at                     or at any other rate. The amount of original issue
discount and certain other information with respect to each Offered Bond will be set forth on the face of such Bond as required by applicable regulations and as described in the Prospectus. See "DESCRIPTION OF THE BONDS -- Weighted Average Life of the Offered Bonds" herein and "FEDERAL TAX CONSEQUENCES" in the Prospectus.

     The Issuer will not elect to treat the segregated pool of assets securing the Bonds as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. Giancarlo & Gnazzo, A Professional Corporation, has further advised the Company that, in its opinion, the Issuer will not be classified as a taxable mortgage pool.

                                 ERISA MATTERS

     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Internal Revenue Code of 1986, as amended (the "Code") (any of the foregoing a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should carefully review with their legal advisors whether the purchase or holding of the Offered Bonds could give rise to a transaction that is prohibited under ERISA or the Code or cause the Pledged Mortgages securing the Offered Bonds to be treated as "plan assets" for purposes of regulations of the Department of Labor set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"). Prospective investors should be aware that, although certain exceptions from the application of the prohibited transaction rules and the Plan Asset Regulations exist, there can be no assurance that any such exception will apply with respect to the acquisition of the Offered Bonds. See "ERISA MATTERS" in the Prospectus.

     If the Offered Bonds are treated as equity for purposes of ERISA, the purchaser of the Offered Bonds could be treated as having acquired a direct interest in the Pledged Mortgages securing the Offered Bonds. In that event, the purchase, holding, or resale of the Offered Bonds could result in a transaction that is prohibited under ERISA or the Code. Furthermore, regardless of whether the Offered Bonds are treated as equity for purposes of ERISA, the acquisition or holding of the Offered Bonds by or on behalf of a Plan could still be considered to give rise to a prohibited transaction if the Issuer, the Bond Trustee, the Master Servicer, any Servicer or any of their respective Affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. However, one or more alternative exemptions may be available with respect to certain prohibited transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the Offered Bonds, depending in part upon the type of Plan fiduciary making the decision to acquire the Offered Bonds and the circumstances under which such decision is made. Those exemptions include, but are not limited to:
(i) Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; (ii) PTCE 91-38, regarding investments by bank collective investment funds; (iii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (iv) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers; or (v) PTCE 96-23 regarding transactions effected by an in-house asset manager. Before purchasing the Offered Bonds, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) (and not exempt under Section 4975(g)) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of the Offered Bonds should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. See "ERISA MATTERS" in the Prospectus.

     Although not entirely free from doubt, the Issuer believes that the Offered Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires the Offered Bonds should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Offered Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

                             METHOD OF DISTRIBUTION


     Subject to the terms and conditions set forth in the Underwriting Agreement between the Company, Redwood Trust and the Underwriter, the Company has agreed to cause the Issuer to sell to the Underwriter, and the Underwriter has agreed to purchase from the Issuer, the Underwriter's Bonds. Distribution of the Underwriter's Bonds will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Underwriter's Bonds, the Underwriter may be deemed to have received compensation from the Issuer in the form of underwriting discounts.



     The Issuer proposes to sell Class A-1 Bonds with original principal balance
of $          to Redwood Trust in a privately negotiated transaction. Redwood
Trust will initially pledge its Class A-1 Bonds to [name of lender] to secure indebtedness. Redwood Trust or its pledgees, donees, transferees or other successors in interest may, from time to time, offer such Class A-1 Bonds for sale to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.


The Underwriter intends to make a secondary market in the Offered Bonds, but has no obligation to do so. There can be no assurance that a secondary market for the Offered Bonds will develop or, if it does develop, that it will continue or that it will provide Bondholders with a sufficient level of liquidity of investment. The Offered Bonds will not be listed on any national securities exchange.

     The Company and Redwood Trust have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                 LEGAL MATTERS

     The validity of the Bonds will be passed upon for the Issuer by Tobin & Tobin, a professional corporation, San Francisco, California. Certain tax matters will be passed upon by for the Issuer by Giancarlo and Gnazzo, A Professional Corporation, San Francisco, California. Brown & Wood LLP, New York, New York will act as counsel for the Underwriter.

                                    RATINGS

     It is a condition of the issuance of the Senior Bonds that they be rated
AAA by                     and AAA by                (                and
               , together, the "Rating Agencies"). It is a condition to the
issuance of the Class B-1 Bonds that they be rated [AA] by                     .

     The ratings assigned by                     to collateralized mortgage
obligations address the likelihood of the receipt of all payments on the mortgage loans by the related bondholders under the agreements pursuant to which
such bonds are issued.                's ratings take into consideration the
credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such bonds, and the extent to which the payment stream on the mortgage pool is adequate to make the
payments required by such bonds.                's ratings on such bonds do not,
however, constitute a statement regarding frequency of prepayments of the mortgage loans.

     The ratings assigned by                     to the Senior Bonds address the
likelihood of the receipt of all payments on the mortgage loans by the related Bondholders under the agreements pursuant to which such bonds are issued.
               's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such bonds, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such
bonds.                's ratings on such bonds do not, however, constitute a
statement regarding frequency of prepayments on the related mortgage loans.

     The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments, Bondholders may receive a lower than anticipated yield.

     The ratings assigned to the Offered Bonds should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

     The Issuer has not requested a rating of the Offered Bonds by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Bonds or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Offered Bonds could be lower than the respective ratings assigned by the Rating Agencies.

                          INDEX OF CERTAIN DEFINITIONS


                                                              PAGE
                                                              ----
Adjustment Date.............................................  S-15
Advance.....................................................  S-33
Available Funds.............................................  S-15
Belgian Cooperative.........................................  S-13
Beneficial owner............................................  S-11
Bond Account............................................S-15, S-31
Bond Distribution Amount....................................  S-15
Bond Interest Rate..........................................  S-16
Bond Owners.................................................  S-11
Bond Trustee................................................   S-4
Bonds.........................................................S-10
Book-Entry Bonds............................................  S-11
CEDEL Participants..........................................  S-13
Certificate Interest Payment Amount.........................  S-16
Class B-1 Interest Carryover Shortfall......................  S-16
Class B-1 Interest Payment Amount...........................  S-16
Class B-1 Percentage........................................  S-17
Class B-1 Principal Amount..................................  S-11
Class B-1 Principal Carryover Shortfall.....................  S-18
Class B-1 Principal Payment Amount..........................  S-17
Class B-2 Interest Carryover Shortfall......................  S-16
Class B-2 Interest Payment Amount...........................  S-16
Class B-2 Percentage........................................  S-17
Class B-2 Principal Amount..................................  S-11
Class B-2 Principal Carryover Shortfall.....................  S-18
Class B-2 Principal Payment Amount..........................  S-18
Class Principal Amount......................................  S-11
Code........................................................  S-34
Company.....................................................   S-4
Controlling Class...........................................  S-22
CPR.........................................................  S-20
Cut-off Date Pool Principal Balance.........................  S-23
Definitive Bond.............................................  S-11
Deleted Pledged Mortgage....................................  S-30
Deposit Trust Agreement.....................................   S-4
Distribution Account........................................  S-15
DTC.........................................................  S-11
Due Date....................................................  S-23
ERISA....................................................S-8, S-34
Euroclear Operator..........................................  S-13
Euroclear Participants......................................  S-13
European Depositaries.......................................  S-11
Expense Fee Rate............................................  S-32
FHLMC.......................................................  S-24
Financial Intermediary......................................  S-11
FNMA........................................................  S-24

                                                              PAGE
                                                              ----
Index.......................................................  S-23
Insurance Proceeds..........................................  S-15
Interest Accrual Period.....................................  S-16
Interest Payment Amount.....................................  S-16
Invested Amount.............................................  S-11
Invested Amount Payment.....................................  S-18
Investor Certificate........................................  S-10
Investor Percentage.........................................  S-17
Issuer......................................................  S-10
Liquidation Proceeds........................................  S-15
Loan-to-Value Ratio.........................................  S-25
Management Agreement........................................   S-3
Margin......................................................  S-23
Master Servicing Agreement..................................   S-4
Master Servicing Fee........................................  S-32
Maximum Rate................................................  S-24
Morgan......................................................  S-13
Mortgage....................................................  S-30
Mortgage File...............................................  S-30
Mortgage Loan Purchase Agreement............................  S-23
Mortgage Note...............................................  S-30
Mortgaged Property..........................................  S-23
Net Interest Shortfall......................................  S-16
Net Interest Shortfalls.....................................  S-16
Offered Bonds...............................................  S-10
Original Class B-1 Principal Amount.........................  S-11
Original Class B-2 Principal Amount.........................  S-11
Original Invested Amount....................................  S-11
Original Senior Class Principal Amount......................  S-11
Originator..................................................  S-30
Owner Trustee...............................................   S-4
Payment Date................................................  S-15
Periodic Rate Cap...........................................  S-24
Plan........................................................  S-34
Plan Asset Regulations......................................  S-34
Plan Investors..............................................  S-34
Pledged Mortgage Pool.......................................  S-23
Pledged Mortgages...........................................  S-23
Pool Principal Balance......................................  S-17
Prepayment Assumption.......................................  S-20
Prepayment Interest Shortfall...............................  S-16
Primary Mortgage Insurance Policy...........................  S-34
PTCE........................................................  S-30
Rating Agencies.............................................  S-36
Record Date.................................................  S-10
Redwood Trust...............................................  S-10
REMIC.......................................................  S-34
REO Property................................................  S-33

                                                              PAGE
                                                              ----
Replacement Pledged Mortgage................................  S-30
Rules.......................................................  S-12
Scheduled Payments..........................................  S-23
Senior Bonds.............................................S-4, S-10
Senior Class Principal Amount...............................  S-11
Senior Interest Payment Amount..............................  S-16
Senior Percentage...........................................  S-17
Servicer....................................................  S-31
Servicing Agreement.........................................  S-31
Servicing Fee...............................................  S-32
Shortfalls..................................................  S-16
SMMEA.......................................................   S-6
Stated Principal Balance....................................  S-17
Structuring Assumptions.....................................  S-20
Subordinated Bonds.......................................S-4, S-10
Substitution Adjustment Amount..............................  S-30
Terms and Conditions........................................  S-13
Variable Rate Debt Instruments..............................  S-34

                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered Sequoia
Mortgage Trust             , Collateralized Mortgage Bonds (the "Global Bonds")
will be available only in book-entry form. Investors in the Global Bonds may hold such Global Bonds through any of The Depository Trust Company ("DTC"), CEDEL or Euroclear. The Global Bonds will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Bonds through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Bonds through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage bond issues.

     Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Global Bonds will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Bonds will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Bonds will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Bonds will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC (each, a "DTC Participant"). As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Bonds through DTC will follow the settlement practices' applicable to other collateralized mortgage bond issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Bonds through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Bonds will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior collateralized mortgage bond issues in same-day funds.

     TRADING BETWEEN CEDEL AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     TRADING BETWEEN DTC SELLER AND CEDEL OR EUROCLEAR PURCHASER. When Global Bonds are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Bonds against payment. Payment will include interest accrued on the Global Bonds from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Bonds. After settlement has been completed, the Global Bonds will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Bonds will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

     CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Bonds are credited to their accounts one day later.

     As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Bonds would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Bonds were credited to their accounts. However, interest on the Global Bonds would accrue from the value date. Therefore, in many cases the investment income on the Global Bonds earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Bonds to the respective European Depository for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     TRADING BETWEEN CEDEL OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Bonds are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Bonds from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended valued date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use CEDEL or Euroclear and that purchase Global Bonds from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Bonds in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Bonds sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of the Global Bonds holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of the Global Bonds that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are Bond Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Bond Owner or his agent.

     EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Bond Owner of a Global Bond or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Bonds. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Bonds.

PROSPECTUS SUPPLEMENT


(TO PROSPECTUS DATED MAY   , 2000)


                                       $

           [LOGO] SEQUOIA MORTGAGE TRUST


                                  BOND ISSUER


 Consider carefully the
 risk factors beginning on
 page S-9 of this
 prospectus supplement
 which include:



 - Yield, Prepayment and
   Maturity Risks;


 - Cash Flow
   Considerations;


 - Limited Recourse;


 - Bankruptcy and
   Insolvency Risks;



 - Risks associated with
   Book-Entry Bonds; and


 - Limited Liquidity of
   Investments.


 The Bonds are redeemable
 only under circumstances
 described in this
 prospectus supplement.


 The Bonds represent
 obligations of the Trust
 only and do not represent
 an interest in or
 obligation of the Bond
 Issuer, Sequoia Mortgage
 Funding Corporation or any
 of their affiliates.



The Senior Bonds will be unconditionally and irrevocably guaranteed as to payment of Insured Payments, as defined in this prospectus supplement, pursuant to the terms of the financial guaranty insurance policy to be issued:


                                 [INSURER LOGO]


Bonds of each Series will be characterized for federal income tax purposes as debt instruments.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                        COLLATERALIZED MORTGAGE BONDS

                                         $            CLASS A-1 BONDS


                                         $            CLASS B-1 BONDS


THE BOND ISSUER WILL ISSUE:


- One class of Senior Class A-1 Bonds; and


- One class of Subordinated Class B-1 Bonds.


THE BONDS:


- Will be collateralized by primarily      year [fixed adjustable] rate,
  conventional mortgage loans secured by first liens on one- to four-family residential properties;


- Pay the holders of Senior Bonds payments of interest and principal from the collateral pledged to secure the Bonds and the bond insurance policy;


- Pay the holders of Subordinated Bonds payments of interest and principal solely from the collateral pledged to secure the Bonds as described more fully under the heading "Description of Bonds-Priority of Payments and Allocation of Shortfalls" in this prospectus supplement; and


- Pay all holders of Bonds the amounts of principal and interest due thereon on
  the      th day of each month, or if such day is not a business day, the next
  succeeding business day, commencing on             , 200  . Interest payments
  are described more fully under the heading "Description of the Bonds-Interest" in this prospectus supplement;

                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
Important Notice about the Information Presented in this
  Prospectus Supplement and the Accompanying Prospectus.....   S-3
Where You can Find More Information.........................   S-3
Summary.....................................................   S-5
Risk Factors................................................   S-9
The Issuer..................................................  S-11
Description of the Bonds....................................  S-11
Credit Enhancement..........................................  S-23
Security for the Bonds......................................  S-23
Servicing of the Pledged Mortgages..........................  S-31
Use of Proceeds.............................................  S-34
Federal Income Tax Consequences.............................  S-35
ERISA Matters...............................................  S-35
Method of Distribution......................................  S-36
Legal Matters...............................................  S-36
Ratings.....................................................  S-36
Index of Defined Terms......................................  S-38

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS


             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS



     We tell you about the bonds in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of bonds, and (2) this prospectus supplement, which describes the specific terms of your series of bonds and may be different from the information in the prospectus.



     IF THE TERMS OF YOUR SERIES OF BONDS AND ANY OTHER INFORMATION CONTAINED HEREIN VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.



     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.



     You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under "Index of Defined Terms" beginning on page S-38 in this prospectus supplement.



     The underwriter may engage in transactions that stabilize, maintain, or in some way affect the price of the bonds. These types of transactions may include stabilizing the purchase of bonds to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, please read the section entitled "Underwriting" in this prospectus supplement.



                      WHERE YOU CAN FIND MORE INFORMATION



     Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC"), including annual, quarterly and special reports, proxy statements and other information. You can read and copy these documents at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, NW, Room 1024, Washington, DC 20549. You can also copy and inspect such reports, proxy statements and other information at the following regional offices of the SEC:



New York Regional Office                   Chicago Regional Office
Seven World Trade Center                   Citicorp Center
Suite 1300                                 500 West Madison Street, Suite 1400
New York, NY 10048                         Chicago, Illinois 60661



     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SEC filings are also available to the public on the SEC's web site at http://www.sec.gov.



     The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information.



     This prospectus supplement and the accompanying prospectus are part of a registration statement filed by the Depositor with the SEC (Registration No. 333-22681). You may request a free copy of any of the above filings by writing or calling:


                                          SEQUOIA MORTGAGE FUNDING CORPORATION


                                          591 REDWOOD HIGHWAY, SUITE 3120


                                          MILL VALLEY, CA 94941


                                          (415) 389-7373

     You should rely only on the information provided in this prospectus supplement or the accompanying prospectus or incorporated by reference herein. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus or that the information incorporated by reference herein is accurate as of any date other than the date stated therein.

                                    SUMMARY


     This summary highlights selected information from this prospectus supplement and does not contain all the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the Offered Bonds.



                                 OFFERED BONDS



     Sequoia Mortgage Trust                , collateralized mortgage bonds,
Class A-1 and Class B-1 are the bonds being offered in this prospectus supplement.



                    SECURITIES OTHER THAN THE OFFERED BONDS



     In addition to the bonds, the investor certificate will be issued but will not be offered by this prospectus supplement. The investor certificate will provide limited credit support for the bonds as described in this prospectus supplement.


                                  DESIGNATIONS


Senior bonds --        Class A-1 Bonds
Subordinated bonds --  Class B-1 Bonds
Offered Bonds --       the senior bonds and
                       the subordinated
                       bonds
Book-entry bonds --    all classes of bonds



                                  BOND ISSUER



     The Bond Issuer, Sequoia Mortgage Trust      , is a statutory business
trust established under the laws of the State of Delaware by the deposit trust agreement, as defined in this prospectus supplement, for the sole purpose of issuing the bonds and the investor certificate. The settlor and sole beneficiary of the issuer is Sequoia Mortgage Funding Corporation, a Delaware corporation (the "Depositor" or the "Company"), and a wholly owned subsidiary of Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"). Redwood Trust will be the manager of the issuer pursuant to a management agreement ("Management Agreement") entered into with the issuer. None of the Company, Redwood Trust or the Bond Trustee has guaranteed or is otherwise obligated with respect to payment of the bonds, and no other person or entity other than the issuer is obligated to pay the bonds.



     We refer you to "The Issuer" in this prospectus supplement and the accompanying prospectus for more detail.


                                  BOND TRUSTEE


                    , a banking corporation organized under the laws of
               .


                                 OWNER TRUSTEE


                    , a banking corporation organized under the laws of the state of Delaware.


                           MASTER SERVICING AGREEMENT


     The pledged mortgages will be serviced pursuant to a master servicing
agreement dated as of                1, 200 ,among the issuer, the bond trustee
and the master servicer.


                                MASTER SERVICER


                    will act as master servicer for the pledged mortgages.



     We refer you to Servicing of the Pledged Mortgages -- The Master Servicer' and "-- Servicing Compensation and Payment of Expenses" in this prospectus supplement for more detail.


                            DEPOSIT TRUST AGREEMENT


     The issuer will be established and the investor certificate will be issued
pursuant to a deposit trust agreement dated as of             , 200 , among the
depositor and the owner trustee.



                                   INDENTURE



     The bonds and the investor certificate will be issued pursuant to an
indenture dated as of             , 200  , among the issuer and the bond
trustee.


                                  CUT-OFF DATE


                 , 200

                                  CLOSING DATE


     On or about             , 200


                               DETERMINATION DATE


     The      th day of each month or, if such day is not a business day, the first business day thereafter.


                                  PAYMENT DATE


     The      th day of each month or if such day is not a business day, the
next business day thereafter, commencing in             200 . Payments on each
payment date will be made to bondholders of record as of the related record date, except that the final payment on the bonds will be made only upon presentment and surrender of the bonds at the corporate trust office of the bond trustee.


                                  RECORD DATE


     The last business day preceding a payment date unless the bonds are no longer book-entry bonds in which case the record date is the last business day of the month preceding the month of a payment date.


                              PRIORITY OF PAYMENTS


     Payments will be made on each payment date from available funds in the following order of priority:



     1. To interest on the senior bonds;



     2. To principal of the senior bonds;



     3. To interest on the subordinated bonds;



     4. To principal of the subordinated bonds;



     5. To interest on the investor certificate;



     6. To principal of the investor certificate; and



     7. To the holder of the investor certificate, all remaining funds.



     We refer you to "Description of the Bonds -- Priority of Payment" in this prospectus supplement and in the prospectus for more information.


                              PAYMENTS OF INTEREST


     To the extent funds are available, each class of bonds will be entitled to receive interest in the amount of the interest payment amount. The interest accrual period for each class of bonds will be the calendar month preceding the month of the respective payment date.



     We refer you to "Description of the Bonds -- Interest" in this prospectus supplement and in the prospectus for more information.


                             PAYMENTS OF PRINCIPAL


     To the extent funds are available, principal payments in reduction of the class principal amount of each class of bonds will be made on each payment date.



     We refer you to "Description of the Bonds -- Principal" in this prospectus supplement and in the prospectus for more information.


                                STATED MATURITY


     The stated maturity for each class of bonds is the date determined by the Depositor which is years after the payment date immediately following the last maturity date of any pledged mortgage.



     We refer you to "Description of the Bonds -- Stated Maturity" and "-- Average Weighted Lives of the Bonds" in this prospectus supplement for more detail.



                        OPTIONAL REDEMPTION OF THE BONDS



     The bonds may be redeemed at a redemption price equal to 100% of the unpaid principal amount of such bonds, plus accrued and unpaid interest thereon at the applicable bond interest rate. The bonds are not otherwise subject to redemption or call at the option of the issuer nor are they subject to special redemption.



     We refer you to "Description of the Bonds -- Optional Redemption" in this prospectus supplement and in the prospectus for more information.

                               CREDIT ENHANCEMENT


     - SUBORDINATION



     The subordinated bonds and the investor certificate will provide credit enhancement for the senior bonds. The investor certificate will provide credit enhancement for the subordinated bonds.



     The rights of holders of the subordinated bonds and the investor certificate to receive payments with respect to the pledged mortgages will be subordinated to such rights of the holders of the senior bonds, and the rights of the holder of the investor certificate will be further subordinated to such rights as the holders of the subordinated bonds.



     We refer you to "Description of the Bonds -- Priority of Payments and Allocation of Shortfalls" and "Credit Enhancement" in this prospectus supplement and in the prospectus for more information.



     - BOND INSURANCE POLICY



                    will issue a financial guaranty insurance policy pursuant to which it will irrevocably and unconditionally guarantee payment of the insured payment if the bond trustee determines that available funds for a payment date are less than the senior bond interest payment amount and the senior bond
principal payment amount. The insurer's claims paying ability is rated      by
               .



     We refer you to "Credit Enhancement -- the Bond Insurance Policy" in this prospectus supplement for more detail.


                                    ADVANCES


     The master servicer is obligated to make advances of cash which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The master servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related mortgage loans or to guarantee or insure against losses.



     We refer you to "Servicing of Mortgage Loans -- Advances" in this prospectus supplement and in the prospectus for more information.


                             SECURITY FOR THE BONDS


     The bonds will be secured by collateral consisting of the following:



     - pledged mortgages;



     - bond account;



     - distribution account; or



     - any combination of the above.



     We refer you to "Security for the Bonds -- the Pledged Mortgages", "Description of the Bonds -- Payments on Pledged Mortgages; Accounts", and "Servicing of the Pledged Mortgages".


                        FEDERAL INCOME TAX CONSEQUENCES


     The bonds will be treated as debt for federal income tax purposes, and interest, including original issue discount with respect to any class of offered bonds issued with original issue discount, will be taxable to nonexempt bondholders.



     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for more information.



                              ERISA CONSIDERATIONS



     A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or section 4975 of the Internal Revenue Code of 1986, as amended, should carefully review with its legal advisors whether the purchase or holding of Class A Bonds could give rise to a transaction prohibited or not otherwise permissible under applicable law.



     We refer you to "ERISA Considerations" in this prospectus supplement and in the prospectus for more information.



                                LEGAL INVESTMENT



     So long as the Class A Bonds are rated in one of the two highest ratings categories by at least one nationally recognized statistical rating agency, the Class A Bonds will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 or SMMEA.



     We refer you to "Legal Investment" in this prospectus supplement and in the prospectus for more information.

                                  BOND RATING



     It is a condition to the issuance of the Class A Bonds that the Class A Bonds be rated "AAAr" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc. Standard & Poor's assigns the additional symbol of "r" to highlight classes of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit volatility or variability in total return.



     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the frequency of prepayments on the mortgage loans or the corresponding effect on yield to investors.



     We refer you to "Bond Rating" in this prospectus supplement and in the prospectus for more information.


                                USE OF PROCEEDS


     The issuer intends to distribute all of the net proceeds of the issuance of the bonds to the depositor which will apply such proceeds to the purchase of the pledged mortgages.



     We refer you to "Method of Payment" in this prospectus supplement and in the prospectus for more information.

                                  RISK FACTORS


     INVESTORS SHOULD CONSIDER THE FOLLOWING FACTORS IN CONNECTION WITH THE PURCHASE OF BONDS. YOU SHOULD ALSO CONSIDER THE RISK FACTORS DESCRIBED IN THE ACCOMPANYING PROSPECTUS.



PREPAYMENTS ARE UNPREDICTABLE AND AFFECT YIELD



     The rate of principal distributions and yield to maturity on the bonds will be directly related to the rate of principal payments on the trust assets. For example, the rate of principal payments on the loans will be affected by the following:



     - the amortization schedules of the loans;



     - the rate of principal prepayments, including partial prepayments and prepayments resulting from refinancing, by borrowers;



     - liquidations of defaulted loans by the master servicer; and



     - repurchases of loans by the seller as a result of defective documentation or breaches of representations and warranties.



     The rate of principal payments on loans is influenced by a variety of economic, geographic, social and other factors. For example, if interest rates for similar loans fall below the interest rates on the loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar loans rise above the interest rates on the loans, the rate of prepayment would generally be expected to decrease. We cannot predict the rate at which borrowers will repay their loans. Please consider the following:



     - If you are purchasing a bond at a discount, in particular, a principal-only bond, your yield may be lower than expected if principal payments on the loans occur at a slower rate than you expected;



     - If you are purchasing a bond at a premium, in particular, an interest-only bond, your yield may be lower than expected if principal payments on the loans occur at a faster rate than you expected and you could lose your initial investment; and



     - The earlier a payment of principal occurs, the greater the impact on your yield. For example, if you purchase a bond at a premium, although the average rate of principal payments is consistent with your expectations, if the rate of principal payments occurs initially at a rate higher than expected, which would adversely impact your yield, a subsequent reduction in the rate of principal payments will not offset any adverse yield effect.



     We refer you to "Security for the Bonds -- the Pledged Mortgages" in this prospectus supplement for more detail.


CASH FLOW CONSIDERATIONS AND RISKS


     The mortgaged property assets of the trust are the sole source of distributions for the bonds. Even if the mortgaged properties provide adequate security for the pledged mortgages, you could encounter substantial delays in connection with the liquidation of pledged mortgages that are delinquent. This could result in shortfalls in payments on the bonds if the credit enhancement created by the overcollateralization of the bonds is insufficient and if payments under the bond insurance policy were unavailable. Further, liquidation expenses, such as legal fees, real estate taxes and maintenance and preservation expenses, will reduce the security for the related pledged mortgages and could thereby reduce the proceeds payable to bondholders. If any of the mortgaged properties fail to provide adequate security for the related pledged mortgages, bondholders could experience a loss if the credit enhancement created by the overcollateralization of the bonds has been exhausted and if payments under the bond insurance policy were unavailable.

YOU WILL HAVE LIMITED RECOURSE



     The assets of the trust are the sole source of distributions for the bonds. The bonds represent obligations solely of the issuer and neither the bonds nor the trust assets will be guaranteed by or insured by any governmental agency or instrumentality, the sponsor, the seller, the master servicer, the trustee or any of their affiliates, unless otherwise specified. Consequently, if payments on the trust assets are insufficient to make all payments required on the certificates you may incur a loss on your investment.



CONCENTRATION OF PLEDGED MORTGAGES COULD ADVERSELY AFFECT YOUR INVESTMENT



     Most of the pledged mortgages are secured by mortgaged properties located in California and Maryland. Consequently, losses and prepayments on the pledged mortgages and the resultant payments on the bonds may be affected significantly by changes in the housing markets and the regional economies in these areas and by the the occurrence of natural disasters, such as earthquakes, hurricanes, tornadoes, tidal waves, mud slides, fires and floods, in these areas.



ABILITY TO RESELL SECURITIES MAY BE LIMITED



     There is currently no market for any of the bonds. We cannot assure you that a secondary market will develop, or if it does develop, that it will continue to exist for the term of the bonds. Consequently, you may not be able to sell your bonds readily or at prices that will enable you to realize your desired yield. The market values of the bonds are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.



     The secondary market for asset backed bonds have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of bonds that are especially sensitive to prepayment, credit, orinterest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.



YOUR PAYMENTS AND RIGHTS MAY BE ADVERSELY AFFECTED BY INSOLVENCY OF SELLER



     Redwood Trust, Sequoia Mortgage Funding Corporation and the issuer will treat the transfer of the loans from Redwood Trust to Sequoia Mortgage Funding Corporation and from Sequoia Mortgage Funding Corporation to the issuer as a sale for accounting purposes. If these characterizations are correct, then if Redwood Trust were to become bankrupt, the loans would not be part of Redwood Trust's bankruptcy estate and would not be available to Redwood Trust's creditors. On the other hand, if Redwood Trust becomes bankrupt, its bankruptcy trustee or one of its creditors may argue that the transfer of the loans is a pledge of the loans for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.



     In the event of a bankruptcy of the master servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the bondholders from appointing a successor master servicer, which could result in a delay in payments to you. In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the master servicer to liquidate the property, which could result in a delay in payments to you.



CONSEQUENCES OF OWNING BOOK-ENTRY SECURITIES



     LIMIT ON LIQUIDITY OF SECURITIES. Issuance of the bonds in book-entry form may reduce their liquidity in the secondary trading market because investors may be unwilling to purchase certificates for which they cannot obtain physical bonds.



     LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the book-entry bonds can be effected only though the DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry bond to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such bonds, may be limited due to lack of a physical bond.

     DELAYS IN DISTRIBUTIONS. You may experience some delay in the receipt of distributions on book-entry bonds because the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.



     We refer you to "Description of the Bonds" in this prospectus supplement for more detail.



RATING OF THE SECURITIES DOES NOT ASSURE PAYMENT



     It will be a condition to the issuance of the bonds offered hereby that they be rated in one of the four highest rating categories by the rating agency identified in this supplement. The ratings of the bonds will depend primarily on an assessment by the ratings agencies and the claims paying ability of the insurer. The ratings of the bonds will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the bonds, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the bond, and may be lowered or withdrawn.



     We refer you to "Rating" in this prospectus supplement for more detail.


                                   THE ISSUER

     The Issuer is a statutory business trust established under the laws of the State of Delaware by an amended and restated deposit trust agreement, dated as
of                     , 199     . The Issuer was formed for the sole purpose of
issuing the Bonds and the Investor Certificate. The Company is the settlor and
sole beneficiary of the Issuer and                     is the Owner Trustee of
the Issuer. The Company is a limited purpose finance corporation the capital stock of which is wholly owned by Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"). Redwood Trust will be the manager of the Issuer pursuant to a management agreement entered into with the Issuer. None of the Company, Redwood
Trust,                     or any of their respective affiliates has guaranteed
or is otherwise obligated with respect to payment of the Bonds and no person or entity other than the Issuer is obligated to pay the Bonds, except as specifically set forth herein with regard to the Bond Insurance Policy. See "CREDIT ENHANCEMENT -- The Bond Insurance Policy" herein.

     The Issuer's assets will consist almost entirely of the Pledged Mortgages which will be pledged to secure the Bonds. If the Pledged Mortgages and other collateral securing the Bonds are insufficient for payment of the Bonds, it is unlikely that significant other assets of the Issuer will be available for payment of the Bonds. The amount of funds available to pay the Bonds may be affected by, among other things, Realized Losses incurred on defaulted Pledged Mortgages. See "RISK FACTORS" herein and in the Prospectus and "THE ISSUER" in the Prospectus.

     The Indenture prohibits the Issuer from incurring any indebtedness other than the Bonds, or assuming or guaranteeing the indebtedness of any other person.

                            DESCRIPTION OF THE BONDS

GENERAL

     The Bonds will be issued pursuant to the Indenture. Set forth below are summaries of the specific terms and provisions pursuant to which the Bonds will be issued. The following summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Indenture. When particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The Sequoia Mortgage Trust                , Collateralized Mortgage Bonds
(the "Bonds"), will consist of the Class A-1 Bonds (the "Senior Bonds") and the Class B-1 Bonds (the "Subordinated Bonds"). The Issuer will also issue the Investor Certificate (the "Investor Certificate") as described herein. The Senior

Bonds and the Subordinated Bonds are collectively referred to herein as the "Offered Bonds." Only the Bonds are offered hereby. The Classes of Bonds will have the respective Bond Interest Rates described on the cover hereof. The Investor Certificate will bear interest at the "Certificate Interest Rate" described herein.


     The "Class Principal Amount" of (a) the Senior Bonds (the "Senior Class Principal Amount") as of any Payment Date is the Original Senior Class Principal Amount reduced by all amounts previously distributed to holders of the Senior Bonds as payments of principal, (b) the Subordinated Bonds (the "Subordinated Class Principal Amount") as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the Senior Class Principal Amount immediately prior to such date, and (ii) the Original Subordinated Class Principal Amount reduced by all amounts previously distributed to holders of the Subordinated Bonds as payments of principal. The Senior Bonds will have an original Senior Class Principal Amount of
$               (the "Original Senior Class Principal Amount") and the
Subordinated Bonds will have an original Subordinated Class Principal Amount of
$               (the "Original Subordinated Class Principal Amount"). The
"Invested Amount" of the Investor Certificate as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the sum of (x) the Senior Class Principal Amount and (y) the Subordinated Class Principal Amount, in each case immediately prior to such date, and (ii) the Original Invested Amount reduced by all amounts previously distributed to the holder of the Investor Certificate in reduction of the Invested Amount. The Investor Certificate will have an original Invested Amount
of approximately $               (the "Original Invested Amount").

BOOK-ENTRY BONDS

     The Bonds will be book-entry Bonds (each, a Class of "Book-Entry Bonds"). Persons acquiring beneficial ownership interests in the Bonds ("Bond Owners") may elect to hold their Bonds through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Bonds will be issued in one or more certificates which equal the aggregate principal amount of the Bonds and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Bonds in minimum denominations
representing Class Principal Amounts of $               and in multiples of
$1,000 in excess thereof. Except as described below, no person acquiring a Book-Entry Bond (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Bond (a "Definitive Bond"). Unless and until Definitive Bonds are issued, it is anticipated that the only "Bondholders" of the Bonds will be Cede & Co., as nominee of DTC. Bond Owners will not be Bondholders as that term is used in the Indenture. Bond Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

     The beneficial owner's ownership of a Book-Entry Bond will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Bond will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Bond Owners will receive all payments of principal of, and interest on, the Bonds from the Bond Trustee through DTC and DTC participants. While the Bonds are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Bonds and is required to receive and transmit payments of principal of, and interest on, the

Bonds. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Bond Owners have accounts with respect to Bonds are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Bond Owners. Accordingly, although Bond Owners will not possess certificates, the Rules provide a mechanism by which Bond Owners will receive payments and will be able to transfer their interest.

     Bond Owners will not receive or be entitled to receive certificates representing their respective interests in the Bonds, except under the limited circumstances described below. Unless and until Definitive Bonds are issued, Bond Owners who are not Participants may transfer ownership of Bonds only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Bonds, by book-entry transfer, through DTC for the account of the purchasers of such Bonds, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Bonds will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Bond Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the Bonds, see "FEDERAL INCOME TAX CONSEQUENCES -- Foreign Investors" and "-- Backup Withholding" in the Prospectus and "GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Bonds, whether held for its own account or as nominee for another person. In general, beneficial ownership of Book-Entry Bonds will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Payments on the Book-Entry Bonds will be made on each Distribution Date by the Bond Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Bonds that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Bonds that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Bonds may experience some delay in their receipt of payments, since such payments will be forwarded by the Bond Trustee to Cede & Co., as nominee of DTC. Payments with respect to Bonds held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "FEDERAL INCOME TAX CONSEQUENCES -- Withholding with Respect to Certain Foreign Investors" and
"-- Backup

Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Bonds to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Bond, may be limited due to the lack of physical certificates for such Book-Entry Bonds. In addition, issuance of the Book-Entry Bonds in book-entry form may reduce the liquidity of such Bonds in the secondary market since certain potential investors may be unwilling to purchase Bonds for which they cannot obtain physical certificates.

     Monthly and annual reports on the Issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Bonds of such beneficial owners are credited.

     DTC has advised the Issuer and the Bond Trustee that, unless and until Definitive Bonds are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Bonds under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Bonds are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Bonds. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Bondholder under the Indenture on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Bonds which conflict with actions taken with respect to other Bonds.

     Definitive Bonds will be issued to beneficial owners of the Book-Entry Bonds, or their nominees rather than to DTC, only if (a) DTC or the Issuer advises the Bond Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Bonds and the Issuer or the Bond Trustee is unable to locate a qualified successor or (b) the Issuer, at its sole option, elects to terminate a book-entry system through DTC.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Bond Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the Definitive Bonds. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Bonds and instructions for re-registration, the Bond Trustee will issue Definitive Bonds, and thereafter the Bond Trustee will recognize the holders of such Definitive Bonds as Bondholders under the Indenture.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Bonds among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, the Company, the Issuer or the Bond Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Bonds held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     For a description of the procedures generally applicable to the Book-Entry Bonds, see "DESCRIPTION OF THE BONDS -- Book-Entry Bonds" in the Prospectus.

PAYMENTS ON PLEDGED MORTGAGES; ACCOUNTS

     On or prior to the Closing Date, the Master Servicer will establish and maintain or cause to be established and maintained a separate account or accounts for the collection of payments on the Pledged Mortgages (the "Bond Account"). On or prior to the Closing Date, the Bond Trustee will establish an account (the "Distribution Account"), which will be maintained with the Bond Trustee in trust for the benefit of the Bondholders. On or prior to the business day immediately preceding each Payment Date, the Master Servicer will withdraw from the Bond Account the Bond Distribution Amount for such Payment Date, to the extent of Available Funds on deposit therein, and will deposit such amount in the Distribution Account. The "Bond

Distribution Amount" for any Payment Date will equal the sum of (i) the Senior Interest Payment Amount, (ii) the Senior Principal Payment Amount, (iii) the Subordinated Interest Payment Amount and (iv) the Subordinated Principal Payment Amount (as each such term is defined herein). Funds credited to the Bond Account or the Distribution Account may be invested at the direction of the Company for the benefit and at the risk of the Company in Permitted Investments, as defined in the Master Servicing Agreement, that are scheduled to mature on or prior to the business day preceding the next Payment Date.

PAYMENTS

     Payments on the Bonds will be made by the Bond Trustee on [the   th day of
each month], or if such day is not a business day, on the first business day
thereafter, commencing in             199 (each, a "Payment Date"), to the
persons in whose names such Bonds are registered at the close of business on the last business day of the month preceding the month of such Payment Date (the "Record Date").

     Payments on each Payment Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable bond register or, in the case of a Bondholder who holds 100% of a Class of Bonds or who holds Bonds with an aggregate initial Class Principal Amount of $1,000,000 or more and who has so notified the Bond Trustee in writing in accordance with the Indenture, by wire transfer in immediately available funds to the account of such Bondholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final payment in retirement of the Bonds will be made only upon presentment and surrender of such Bonds at the Corporate Trust Office of the Bond Trustee.

     As more fully described herein, payments will be made on each Payment Date from Available Funds in the following order of priority: (i) to interest on the Senior Bonds; (ii) to principal of the Senior Bonds; (iii) to interest on the Subordinated Bonds; (iv) to principal of the Subordinated Bonds; (v) to interest on the Investor Certificate; (vi) to principal of the Investor Certificate; and
(vii) to the holder of the Investor Certificate, all remaining Available Funds, subject to certain limitations set forth herein under " -- Principal."

     "Available Funds" with respect to any Payment Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due [on the Due Date in the month] in which such Payment Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Pledged Mortgages, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's or the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts received and retained in connection with the liquidation of defaulted Pledged Mortgages, by foreclosure or otherwise ("Liquidation Proceeds"), during the [month] preceding the month of such Payment Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments received during the [month] preceding the month of such Payment Date; and (iv) amounts received with respect to such Payment Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Pledged Mortgage or a Pledged Mortgage purchased by Redwood Trust [or by the Master Servicer or the Company] as of such Payment Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the applicable Servicer or the Master Servicer is entitled to be reimbursed pursuant to the Master Servicing Agreement.

     On each Payment Date after the Subordinated Class Principal Amount and the Invested Amount have been reduced to zero, the amount, if any, by which the Senior Interest Payment Amount and the Senior Principal Payment Amount exceed the Available Funds, shall be paid by the Insurer to the Senior Bondholders pursuant to the Bond Insurance Policy. See "CREDIT ENHANCEMENT -- The Insurer" and "-- The Bond Insurance Policy" herein.

INTEREST

     The Bond Interest Rate for each Class of Bonds for each Payment Date (each, a "Bond Interest Rate") is described on the cover hereof. On each Payment Date, to the extent of funds available therefor, each Class of Bonds and the Investor Certificate will be entitled to receive an amount allocable to interest as described below (as to each such Class or the Investor Certificate, as applicable, the "Interest Payment Amount") with respect to the related Interest Accrual Period. With respect to each Payment Date, the "Interest Accrual Period" for each Class of Bonds and the Investor Certificate will be the [calendar month] preceding the month of such Payment Date.

     The Interest Payment Amount for the Senior Bonds (the "Senior Interest Payment Amount") will be equal to the sum of (i) interest at the Senior Bond Interest Rate on the Senior Class Principal Amount, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed. The Interest Payment Amount for the Subordinated Bonds (the "Subordinated Interest Payment Amount") will be equal to the sum of (i) interest at the Subordinated Bond Interest Rate on the Subordinated Class Principal Amount, (ii) interest at the Subordinated Bond Interest Rate on any Subordinated Principal Carryover Shortfall, (iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed (the "Subordinated Interest Carryover Shortfall") and (iv) interest at the Subordinated Bond Interest Rate on any Subordinated Interest Carryover Shortfall (to the extent permitted by applicable law). The Interest Payment Amount for the Investor Certificate (the "Certificate Interest Payment Amount") will be equal to interest at the Certificate Interest Rate on the Invested Amount. The Senior Bonds will not be entitled to interest on any Senior Interest Payment Amount not paid when due prior to such time as the Bonds are declared immediately due and payable upon the occurrence of an Event of Default as described herein under "-- Priority of Payments and Allocation of Shortfalls." The Investor Certificate will not be entitled to interest on any Certificate Interest Payment Amount not paid when due.

     The interest payable on any Payment Date as described above, but not the entitlement thereto, for the Subordinated Bonds, and in the event of a default of the Insurer under the Bond Insurance Policy, the Senior Bonds, will be reduced by their respective proportionate amounts of "Net Interest Shortfalls" for such Payment Date, if any, based on the amount of interest each Class of Bonds would otherwise be entitled to receive on such Payment Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls. With respect to any Payment Date, the "Net Interest Shortfall" is equal to the amount by which the sum of (i) the amount of interest which would otherwise have been received with respect to any Pledged Mortgage that was the subject of a Relief Act Reduction and (ii) any Prepayment Interest Shortfalls, in each case during the calendar month preceding the month of such Payment Date, exceeds the sum of (i) the Master Servicing Fee for such period and (ii) the amounts otherwise payable on such Payment Date to the holder of the Investor Certificate as described in clauses "fifth", "sixth" and "seventh" under "-- Priority of Payments and Allocation of Shortfalls" below. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Pledged Mortgage pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "CERTAIN LEGAL ASPECTS OF PLEDGED MORTGAGES -- Soldiers and Sailors' Civil Relief Act" in the Prospectus. A "Prepayment Interest Shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Pledged Mortgage is less than one month's interest at the related Mortgage Rate on the Stated Principal Balance of such Pledged Mortgage.

     Accrued interest to be paid on any Payment Date will be calculated, in the case of each Class of Bonds and the Investor Certificate, on the basis of the related Class Principal Amount or Invested Amount, as applicable, immediately prior to such Payment Date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

PRINCIPAL

     GENERAL. All payments and other amounts received in respect of principal of the Pledged Mortgages will be allocated among the Senior Bonds, the Subordinated Bonds and the Investor Certificate.

     SENIOR PRINCIPAL PAYMENT AMOUNT. On each Payment Date, the Available Funds remaining after payment of interest with respect to the Senior Bonds, up to the amount of the Senior Principal Payment Amount for such Payment Date, will be distributed as principal of the Senior Bonds. The "Senior Principal Payment Amount" for any Payment Date will equal the Senior Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein) [or any optional purchase by the Master Servicer or the Company of a default Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage, and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date.

     "Stated Principal Balance" means, as to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The "Pool Principal Balance" with respect to any Payment Date equals the aggregate of the Stated Principal Balances of the Pledged Mortgages outstanding on the Due Date in the month preceding the month of such Payment Date.

     The "Senior Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Senior Class Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Subordinated Class Principal Amount and (iii) the Invested Amount, in each case immediately prior to such date. The "Subordinated Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Subordinated Class Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Subordinated Class Principal Amount and (iii) the Invested Amount, in each case immediately prior to such date. The "Investor Percentage" for any Payment Date will be calculated as the difference between 100% and the sum of the Senior Percentage and the Subordinated Percentage for such date.

     SUBORDINATED PRINCIPAL PAYMENT AMOUNT. On each Payment Date, to the extent of Available Funds therefor, the Subordinated Principal Payment Amount for such Payment Date will be distributed as principal of the Subordinated Bonds. The "Subordinated Principal Payment Amount" for any Payment Date will equal the sum of (i) the Subordinated Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date],
(b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer or the Company in connection with any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date and (ii) any Subordinated Principal Carryover Shortfall. The "Subordinated Principal Carryover Shortfall" for any Payment Date will equal the excess of (a) the Original Subordinated Class Principal Amount reduced by all amounts previously distributed to holders of the Subordinated Bonds as payments of principal or Subordinated

Principal Carryover Shortfall, over (b) the Subordinated Class Principal Amount immediately prior to such date.

     INVESTED AMOUNT PAYMENT. On each Payment Date, to the extent of Available Funds therefor, the Invested Amount Payment for such Payment Date will be distributed in reduction of the Invested Amount of the Investor Certificate. The "Invested Amount Payment" for any Payment Date will equal the sum of (i) the Investor Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein) [or any optional purchase by the Master Servicer or the Company of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, and (e) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date and (ii) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Liquidation Proceeds allocable to principal received with respect to such Pledged Mortgage, after application of such amounts pursuant to clause (e) of the definition of Senior Principal Payment Amount and clause (e) of the definition of Subordinated Principal Payment Amount.

PRIORITY OF PAYMENTS AND ALLOCATION OF SHORTFALLS

     Prior to the declaration that the Bonds are due and payable, on any Payment Date Available Funds will be applied in the following order of priority:

          first, to the Senior Interest Payment Amount;

          second, to the Senior Principal Payment Amount;

          third, to the Subordinated Interest Payment Amount;

          fourth, to the Subordinated Principal Payment Amount;

          fifth, to the Certificate Interest Payment Amount;

          sixth, to the Invested Amount Payment; and

          seventh, to the holder of the Investor Certificate, the balance of any Available Funds remaining in the Bond Account.

     If a Realized Loss results in the Stated Principal Balances of the Pledged Mortgages declining in an amount greater than the sum of (i) the payments of principal on the Senior Bonds, (ii) the payments of principal on the Subordinated Bonds and (iii) the payment in reduction of the Invested Amount, the Senior Percentage, the Subordinated Percentage and the Investor Percentage may shift (as a result of their methods of computation as described above under "-- Principal") such that funds available in the Distribution Account for payments of principal on each future Payment Date may be allocated in a higher ratio to the Senior Bonds as a result of such shortfall. This shift of the Senior Percentage, the Subordinated Percentage and the Investor Percentage may cause the Senior Bonds to amortize more rapidly, and the Subordinated Bonds and the Investor Certificate to amortize more slowly, than would otherwise have been the case in the absence of such shortfalls. An investor should consider the risk that, in the case of any Bond purchased at a discount, a slower than anticipated rate of principal payments on the Pledged Mortgages could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Bond purchased at a premium, a faster than anticipated rate of principal payments on the Pledged Mortgages could result in an actual yield to such investor that is lower than the anticipated yield. In addition, an investor in the Bonds should consider the risk that there can be no assurance that investors in the Bonds will be able to reinvest the payments thereon at yields equaling or exceeding the yields on such Bonds. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on the Bonds. See "RISK

FACTORS -- Yield, Prepayment and Maturity Risks" herein and "RISK
FACTORS -- Prepayment and Yield Considerations" in the Prospectus. In general, a "Realized Loss" means, with respect to a Liquidated Pledged Mortgage, the amount by which the remaining unpaid principal balance of the related Pledged Mortgage exceeds the amount of Liquidation Proceeds applied to the principal balance of the related Pledged Mortgage. A "Liquidated Pledged Mortgage" is a defaulted Pledged Mortgage as to which the Master Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

     Under the Indenture, an Event of Default will not occur solely due to the occurrence of Shortfalls that affect only the Subordinated Bonds until all the Senior Bonds have been paid in full and then only if Shortfalls on the Subordinated Bonds have not been paid. In addition, an Event of Default by reason of any Shortfalls that affect the Senior Bonds will occur on any Payment Date only when the Pool Principal Balance is less than the principal amount of the Senior Bonds outstanding after application of all available amounts on deposit in the Distribution Account on such Payment Date. Nevertheless, at any time following an Event of Default arising from a Shortfall affecting the Senior Bonds, the holders of outstanding Bonds, whether Senior Bonds or Subordinated Bonds, representing more than 50% in principal amount of all Bonds then outstanding, may declare the Bonds due and payable or take any other action pursuant to the terms of the Indenture. Until the Bonds have been declared due and payable following an Event of Default, the holders of the Subordinated Bonds may not request the Bond Trustee to take any action, other than the application of available funds in the Distribution Account to pay principal and interest as provided herein, and may not otherwise cause any action to be taken to enforce the obligation of the Issuer to pay principal and interest on the Subordinated Bonds. Additionally, prior to the Bonds being declared due and payable following an Event of Default, the Senior Bonds will not accrue interest in any form on the interest component of any Shortfall attributable to the Senior Bonds. Should an Event of Default occur, payments will be allocated on each Payment Date in accordance with the priorities described herein under "-- Principal", which would otherwise be applicable on such Payment Date had an Event of Default not occurred. See "THE INDENTURE" in the Prospectus.

     If Available Funds are insufficient to make payments on the Senior Bonds, Senior Bondholders will be dependent upon the ability of the Insurer to meet its obligations under the Bond Insurance Policy. For any Payment Date, the amount of Available Funds will be dependent in part upon whether any Realized Losses have been incurred on the Pledged Mortgages during the most recent Prepayment Period. Realized Losses on the Pledged Mortgages will be allocated first to the Investor Certificate, second to the Subordinated Bonds and third, in the event the Insurer defaults on its obligations under the Bond Insurance Policy, to the Senior Bonds.

STATED MATURITY

     The Stated Maturity for each Class of Bonds is the date determined by the Company which is years after the Payment Date immediately following the latest maturity date of any Pledged Mortgage. The Stated Maturity of each Class of
Bonds is             , 20  . See "DESCRIPTION OF THE BONDS -- Weighted Average
Life of the Bonds" and "SECURITY FOR THE BONDS" herein and in the Prospectus.

STRUCTURING ASSUMPTIONS

     Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumed characteristics of the Pledged Mortgages and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Pledged Mortgage Pool consists of one Pledged Mortgage with the following characteristics:

                                                     ORIGINAL TERM   REMAINING TERM
      PRINCIPAL                       NET MORTGAGE    IN MATURITY     TO MATURITY
       BALANCE        MORTGAGE RATE       RATE        (IN MONTHS)     (IN MONTHS)
  -----------------   -------------   ------------   -------------   --------------
      $                        %              %

(ii) the Pledged Mortgages prepay at the specified constant Prepayment Assumptions, (iii) no defaults in the payment by Mortgagors of principal of and interest on the Pledged Mortgages are experienced, (iv) scheduled payments on the Pledged Mortgages are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (v) prepayments are allocated as described herein without giving effect to loss and delinquency tests, (vi) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Pledged Mortgages and are received on the last day of each month, commencing in the calendar month of the Closing Date, (vii) the scheduled monthly payment for each Pledged Mortgage has been calculated based on the assumed mortgage loan characteristics described in item (i) above such that each such mortgage loan will amortize in amounts sufficient to repay the principal balance of such assumed mortgage loan by its remaining term to maturity, (viii) the initial Class Principal Amount or Invested Amount, as applicable, of each Class of Bonds and the Investor Certificate, respectively, is as set forth on the cover page hereof and under "SUMMARY -- Securities Other than the Bonds" herein, (ix) interest accrues on each Class of Bonds and the Investor Certificate at the applicable interest rate described on the cover hereof or described herein, (x) payments in respect of the Bonds and the Investor Certificate are received in
cash on the   th day of each month commencing in the calendar month following the Closing Date, (xi) the closing date of the sale of the Bonds is
            , 199 , (xii) Redwood Trust is not required to purchase or substitute for any Pledged Mortgage and (xiii) [the Master Servicer or the Company does not exercise any option to purchase any Pledged Mortgages described herein under "-- Optional Purchase of Defaulted Loans"] and the Issuer does not exercise any option to redeem the Bonds as described herein under "-- Redemption at the Option of the Issuer." While it is assumed that each of the Pledged Mortgages prepays at the specified constant Prepayment Assumptions, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual Pledged Mortgages which will be delivered to the Bond Trustee and characteristics of the Pledged Mortgages assumed in preparing the tables herein.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relevant to the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Pledged Mortgages. A 100% Prepayment Assumption assumes a Constant
Prepayment Rate ("CPR") of      % per annum of the then outstanding principal
balance of such mortgage loans in the first month of the life of the mortgage
loans and an additional      % per annum in each month thereafter until the
month. Beginning in the month and in each month thereafter during the life of
such mortgage loans, a 100% Prepayment Assumption assumes a CPR of      % per
annum each month. As used in the tables below, a      % Prepayment Assumption
assumes a prepayment rate equal to      % of the Prepayment Assumption.
Correspondingly, a      % Prepayment Assumption assumes a prepayment rate equal
to      % of the Prepayment Assumption, and so forth.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     The Master Servicer or the Company may, at its option, purchase from the
Issuer any Pledged Mortgage which is delinquent in payment by      days or more.
Any such purchase will be at a price equal to 100% of the Stated Principal Balance of such Pledged Mortgage plus accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the related Mortgagor or advanced to the first day of the month in which such amount is to be distributed.

WEIGHTED AVERAGE LIVES OF THE BONDS

     The weighted average life of a Bond is determined by (a) multiplying the amount of the reduction, if any, of the Class Principal Amount of such Bond on each Payment Date by the number of years from the date of issuance to such Payment Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Principal Amount of such Bond referred to in clause (a).

     For a discussion of the factors which may influence the rate of payments (including prepayments) of the Pledged Mortgages, see "RISK FACTORS -- Yield, Prepayment and Maturity Risks" herein and "RISK FACTORS -- Prepayment and Yield Considerations" in the Prospectus.

     In general, the weighted average lives of the Bonds will be shortened if the level of prepayments of principal of the Pledged Mortgages increases. However, the weighted average lives of the Bonds will depend upon a variety of other factors, including the timing of changes in such rate of principal payments and the priority sequence of distributions of principal of the Classes of Bonds. See "DESCRIPTION OF THE BONDS -- Principal" herein.

     The interaction of the foregoing factors may have different effects on the Senior Bonds and the Subordinated Bonds and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class of Bonds. Further, to the extent the prices of the Bonds represent discounts or premiums to their respective original Class Principal Amounts, variability in the weighted average lives of such Classes of Bonds will result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes of Bonds may be affected at various constant Prepayment Assumptions, see the Decrement Tables below.

DECREMENT TABLES

     The following tables indicate the percentages of the initial Class Principal Amounts of the Classes of Bonds that would be outstanding after each of the dates shown at various constant Prepayment Assumptions and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the Pledged Mortgages will have the characteristics assumed, (ii) all of the Pledged Mortgages will prepay at the constant Prepayment Assumptions specified in the tables or at any constant Prepayment Assumption or (iii) all of the Pledged Mortgages will prepay at the same rate. Moreover, the diverse remaining terms to maturity of the Pledged Mortgages could produce slower or faster principal payments than indicated in the tables at the specified constant Prepayment Assumptions, even if the weighted average remaining term to maturity of the Pledged Mortgages is consistent with the remaining terms to maturity of the Pledged Mortgages specified in the Structuring Assumptions.

             PERCENT OF INITIAL CLASS PRINCIPAL AMOUNTS OUTSTANDING

                               [DECREMENT TABLES]

REDEMPTION AT THE OPTION OF THE ISSUER

     The Bonds may be redeemed in whole, but not in part, at the Issuer's option, on any Payment Date on or after the earlier of (a) years after the initial issuance of the Bonds and (b) the Payment Date on which the sum of (i) the Senior Class Principal Amount (ii) the Subordinated Class Principal Amount and (iii) the Invested Amount, after giving effect to payments to be made on
such Payment Date, is      % or less of the aggregate of the Stated Principal
Balances of the Pledged Mortgages as of the Cut-off Date, at a redemption price equal to 100% of the unpaid principal amount of such Bonds (including, in the case of the Subordinated Bonds, any unpaid Subordinated Principal Carryover Shortfall), plus accrued and unpaid interest at the applicable Bond Interest Rate through the month preceding the month in which such optional redemption date occurs. The Bonds are not otherwise subject to call or redemption at the option of the Issuer nor are they subject to special redemption. See "DESCRIPTION OF THE BONDS -- Redemption at the Option of the Issuer" in the Prospectus.

     Notice of any redemption to be made at the option of the Issuer must be given by the Issuer to the Bond Trustee not less than 30 days prior to the redemption date and must be mailed by the Issuer or the Bond Trustee to affected Bondholders at least ten days prior to the redemption date.

CONTROLLING CLASS UNDER THE INDENTURE

     For the purposes described in the Prospectus under the headings "The Indenture -- Modification of Indenture," "-- Events of Default" and "Rights Upon Event of Default," the "Controlling Class" shall be the Class A-1 Bondholders or, if the Class A-1 Bonds are no longer outstanding, the Class B-1 Bondholders.

                               CREDIT ENHANCEMENT

     Credit enhancement for the Senior Bonds will be provided by the Subordinated Bonds, by the Investor Certificate and by the Bond Insurance Policy (as defined herein). Credit enhancement for the Subordinated Bonds will be provided by the Investor Certificate.

SUBORDINATION

     The rights of holders of the Subordinated Bonds and the Investor Certificate to receive payments with respect to the Pledged Mortgages will be subordinated to such rights of the holders of the Senior Bonds and the rights of the holders of the Investor Certificate will be subordinated to such rights of the holders of the Subordinated Bonds, in each case only to the extent described herein.

     The subordination of the Subordinated Bonds and the Investor Certificate to the Senior Bonds and the further subordination of the Investor Certificate to the Subordinated Bonds are each intended to increase the likelihood of timely receipt by the holders of Bonds with higher relative payment priority of the maximum amount to which they are entitled on any Payment Date and to provide such holders protection against losses resulting from defaults on Pledged Mortgages to the extent described herein. However, the amount of protection afforded the Subordinated Bondholders by subordination of the Investor Certificate may be exhausted and Shortfalls in payments on the Subordinated Bonds could result. Any losses realized on the Pledged Mortgages in excess of the protection afforded by the Investor Certificate will result in losses on the Subordinated Bonds. See "DESCRIPTION OF THE BONDS -- Priority of Payments and Allocation of Shortfalls" herein.

THE BOND INSURANCE POLICY

                   [DESCRIPTION OF THE BOND INSURANCE POLICY]

THE INSURER

                          [DESCRIPTION OF THE INSURER]

                             SECURITY FOR THE BONDS

GENERAL

     The Bonds will be secured by assignments to the Bond Trustee of collateral consisting of (i) the Pledged Mortgages, (ii) funds on deposit in the Bond Account and the Distribution Account, (iii) the Issuer's rights under the Master Servicing Agreement, (iv) [the Issuer's rights under any Servicing Agreement,]
(v) the Issuer's rights under the Mortgage Loan Purchase Agreement (as defined herein), and (vi) the proceeds of all of the foregoing.

THE PLEDGED MORTGAGES

     The Bonds will be secured by a pool (the "Pledged Mortgage Pool") of -year conventional mortgage loans secured by first liens on one- to four-family residential properties (each, a "Mortgaged Property"). None of the Pledged Mortgages will be guaranteed by any governmental agency. All of the Pledged Mortgages will have been deposited with the Issuer by the Company which, in turn, will have acquired them from Redwood Trust pursuant to an agreement (the "Mortgage Loan Purchase Agreement") between the Company and Redwood Trust. All of the Pledged Mortgages will have been acquired by Redwood Trust in the ordinary course of its business and substantially in accordance with the underwriting criteria specified herein.

     GENERAL. Under the Mortgage Loan Purchase Agreement, Redwood Trust will make certain representations, warranties and covenants to the Company relating to, among other things, the due execution and enforceability of the Mortgage Loan Purchase Agreement and certain characteristics of the Pledged Mortgages and, subject to the limitations described below under "-- Assignment of Pledged Mortgages," will be obligated to purchase or substitute a similar mortgage loan for any Pledged Mortgage as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. See "MORTGAGE LOAN
PROGRAM -- Representations by Sellers; Repurchases" in the Prospectus. Under the Deposit Trust Agreement, the Company will assign all of its rights under the Mortgage Loan Purchase Agreement to the Issuer. Under the Indenture, the Issuer will pledge all its right, title and interest in and to such representations, warranties and covenants (including Redwood Trust's purchase obligation) to the Bond Trustee for the benefit of the Bondholders. The Issuer will make no representations or warranties with respect to the Pledged Mortgages and will have no obligation to repurchase or substitute Pledged Mortgages with deficient documentation or which are otherwise defective. The obligations of Redwood Trust with respect to the Bonds are limited to Redwood Trust's obligation to purchase or substitute Pledged Mortgages with deficient documentation or which are otherwise defective under the Mortgage Loan Purchase Agreement.

     Certain information with respect to the Pledged Mortgage Pool is set forth below. Prior to the Closing Date, Pledged Mortgages may be removed from the collateral and other Pledged Mortgages may be substituted therefor. The Issuer believes that the information set forth herein with respect to the Pledged Mortgages as presently constituted is representative of the characteristics of the Pledged Mortgages as they will be constituted at the Closing Date, although certain characteristics of the Pledged Mortgages in the Pledged Mortgage Pool may vary. Unless otherwise indicated, information presented below expressed as a percentage (other than rates of interest) are approximate percentages based on the Stated Principal Balances of the Pledged Mortgages as of the Cut-off Date.

     As of the Cut-off Date, the aggregate of the Stated Principal Balances of
the Pledged Mortgages is expected to be approximately $          (the "Cut-off
Date Pool Principal Balance"). [The Pledged Mortgages provide for the amortization of the amount financed over a series of substantially equal monthly payments.] All of the Pledged Mortgages provide for payments due on the first day of each month (the "Due Date"). At origination, substantially all of the
Pledged Mortgages had stated terms to maturity of      years. Scheduled monthly
payments made by the Mortgagors on the Pledged Mortgages ("Scheduled Payments") either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. [Mortgagors may prepay their Pledged Mortgages at any time without penalty.]

     Each Pledged Mortgage will bear interest at a [fixed][adjustable] Mortgage Rate. [Each Pledged Mortgage will bear interest at a Mortgage Rate, subject to annual adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date"), equal to the sum, rounded
to the nearest             of one percentage point (     %), of (i)
(the "Index") as made available by the             and most recently available
as of      days prior to the Adjustment Date and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Margin") provided, however, that the Mortgage Rate will not increase or decrease by more than percentage points
(     %), except for
Pledged Mortgages, representing approximately      % of the Cut-off Date Pool
Principal Balance which will not increase or decrease by more than
percentage points (     %), on the first Adjustment Date or more than
percentage points (     %) on any Adjustment Date thereafter (the "Periodic Rate
Cap"). The Index with respect to any Bond Interest Rate and any Payment Date shall be the Index in effect as of the first day of the month preceding the month in which such Payment Date occurs.]

     [All of the Pledged Mortgages provide that over the life of the Pledged Mortgage the Mortgage Rate will in no event increase by more than the Mortgage Rate fixed at origination plus a fixed number of percentage points specified in the related Mortgage Note (such rate, the "Maximum Rate"). None of the Pledged Mortgages are subject to minimum Mortgage Rates. Effective with the first payment due on a Pledged Mortgage after each related Adjustment Date, the Scheduled Payment will be adjusted to an amount which will pay interest at the adjusted rate and fully amortize the then-outstanding principal balance of the Pledged Mortgage over its remaining term. If the Index ceases to be published or is otherwise unavailable, the Master Servicer will select an alternative index based upon comparable information.]

     Each Pledged Mortgage is, by its terms, assumable in connection with a transfer of the related Mortgaged Property if the proposed transferee submits certain information to the Master Servicer required to enable it to evaluate the transferee's ability to repay the Pledged Mortgage and if the Master Servicer reasonably determines that the security for the Pledged Mortgage would not be impaired by the assumption. See "RISK FACTORS" herein and in the Prospectus.

     Each Pledged Mortgage was originated on or after             , 19  .

     The latest stated maturity date of any Pledged Mortgage is             ,
20  . The earliest stated maturity date of any Pledged Mortgage is             ,
20  .

     [As of the Cut-off Date, no Pledged Mortgage was delinquent more than days.]

     [None of the Pledged Mortgages are subject to buydown agreements.] [No Pledged Mortgage provides for deferred interest or negative amortization.]

     No Pledged Mortgage had a Loan-to-Value Ratio at origination of more than %. [Except for
Pledged Mortgages, representing approximately      % of the Cut-off Date Pool
Principal Balance,] each Pledged Mortgage with a Loan-to-Value Ratio at origination of greater than 80% is covered by a primary mortgage insurance policy (each a "Primary Mortgage Insurance Policy") issued by a mortgage insurance company acceptable to the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or any nationally recognized statistical rating organization, which policy provides coverage of a portion of the original principal balance of the related Pledged Mortgage equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Pledged Mortgage over 75% of the lesser of the appraised value and selling price of the related Mortgage Property and the denominator of which is the original principal balance of the related Pledged Mortgage, plus accrued interest thereon and related foreclosure expenses. No such Primary Mortgage Insurance Policy will be required with respect to any such Pledged Mortgage after the date on which the related Loan-to-Value Ratio is 80% or less or, based on a new appraisal, the principal balance of such Pledged Mortgage represents 80% or less of the new appraised value. See "-- Underwriting Standards" herein.

     The "Loan-to-Value Ratio" of a Pledged Mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Pledged Mortgage at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Pledged Mortgage, or
(b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Pledged Mortgages.

     The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Pledged Mortgages. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal Balance of the Pledged Mortgages as of the Cut-off Date and have been rounded in order to total 100%.

                               ORIGINAL LOAN-TO-VALUE RATIOS(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
           ORIGINAL LOAN-TO-VALUE RATIOS(%)              MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) The weighted average original Loan-to-Value Ratio of the Pledged Mortgages
    is expected to be approximately   %.

                                 ORIGINAL TERMS TO MATURITY(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
          ORIGINAL TERM TO MATURITY (MONTHS)             MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of
    the Pledged Mortgages is expected to be approximately        months.

                         CURRENT PLEDGED MORTGAGE PRINCIPAL BALANCE(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
 RANGE OF CURRENT PLEDGED MORTGAGE PRINCIPAL BALANCES    MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) As of the Cut-off Date, the average current Pledged Mortgages principal
    balance is expected to be approximately $          .

                                   CURRENT MORTGAGE RATES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
               CURRENT MORTGAGE RATES(%)                 MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Pledged
    Mortgages is expected to be approximately   % per annum.

                                 PURPOSE OF PLEDGED MORTGAGES
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                     LOAN PURPOSE                        MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Purpose................................................                $                    %
Refinance (Rate or Term)...............................
Refinance (Cash-out)...................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

                         STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                         STATE                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

Other(1)...............................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) Other includes   other states, and the District of Columbia, with under   %
    concentrations individually. No more than approximately   % of the Pledged
    Mortgages will be secured by Mortgaged Properties located in any one postal zip code area.

                              DOCUMENTATION FOR PLEDGED MORTGAGES
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                    TYPE OF PROGRAM                      MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Full...................................................                $                    %
Alternative............................................
Reduced................................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

                                      OCCUPANCY TYPES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                    OCCUPANCY TYPE                       MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Primary Home...........................................                $                    %
Investor...............................................
Second Home............................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                                         PROPERTY TYPE
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                     PROPERTY TYPE                       MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Single Family..........................................                $                    %
Planned Unit Development
Condominium............................................
2-4 Units..............................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

                                   MAXIMUM MORTGAGE RATES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                   LIFETIME CAPS(%)                      MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) As of the Cut-off Date, the weighted average Lifetime Cap of the Pledged
    Mortgages is expected to be approximately   % per annum.

                                           MARGIN(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                        MARGIN                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) As of the Cut-off Date, the weighted average margin of the Pledged Mortgages
    is expected to be approximately   %.

                              NEXT NOTE RATE ADJUSTMENT DATES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                        MONTHS                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====

---------------
(1) As of the Cut-off Date, the weighted average months to the next Adjustment
    Date of the Pledged Mortgages was approximately   months.

THE INDEX

                             [DESCRIPTION OF INDEX]

ASSIGNMENT OF THE PLEDGED MORTGAGES

     Pursuant to the Indenture, the Issuer on the Closing Date will pledge, transfer, assign, set over and otherwise convey without recourse to the Bond Trustee in trust for the benefit of the Bondholders all right, title and interest of the Issuer in and to each Pledged Mortgage and all right, title and interest in and to all other assets included in the Collateral, including all principal and interest received on or with respect to the Pledged Mortgages, exclusive of principal and interest due on or prior to the Cut-off Date.

     In connection with such transfer and assignment, the Issuer will deliver or cause to be delivered to the Bond Trustee, or a custodian for the Bond Trustee, among other things, the original promissory note (the "Mortgage Note") (and any modification or amendment thereto) endorsed in blank without recourse, the original instrument creating a first lien on the related Mortgaged Property (the "Mortgage") with evidence of recording indicated thereon, an assignment in recordable form of the Mortgage, the title policy with respect to the related Mortgaged Property and, if applicable, all recorded intervening assignments of the Mortgage and any riders or modifications to such Mortgage Note and Mortgage (except for any such document not returned from the public recording office, which will be delivered to the Bond Trustee as soon as the same is available to the Issuer) (collectively, the "Mortgage File"). [Assignments of the Pledged Mortgages to the Bond Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states such as California where, in the opinion of counsel, such recording is not required to protect the Bond Trustee's interest in the Pledged Mortgages against the claim of any subsequent transferee or any successor to or creditor of the Issuer.]

     The Bond Trustee will review each Mortgage File within      days of the
Closing Date (or promptly after the Bond Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any document in a Mortgage File is found to be missing or defective in a material respect and the
Issuer does not cure such defect within      days of notice thereof from the
Bond Trustee (or within such longer period not to exceed      days after the
Closing Date as provided in the Mortgage Loan Purchase Agreement in the case of missing documents not returned from the public recording office), Redwood Trust will be obligated to purchase the related Pledged Mortgage. Rather than purchase the Pledged Mortgage as provided above,

Redwood Trust may remove such Pledged Mortgage (a "Deleted Pledged Mortgage") from the Collateral and substitute in its place another mortgage loan (a "Replacement Pledged Mortgage"). Any Replacement Pledged Mortgage generally will, on the date of substitution, among other characteristics set forth in the Mortgage Loan Purchase Agreement, (i) have a principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of,
and not more than      % less than, the Stated Principal Balance of the Deleted
Pledged Mortgage (the amount of any shortfall to be deposited in the Bond Account by Redwood and held for distribution to the Bondholders on the related Payment Date (a "Substitution Adjustment Amount")), (ii) have a Mortgage Rate
not lower than, and not more than    % per annum higher than, that of the
Deleted Pledged Mortgage, (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Pledged Mortgage, (iv) have a remaining term to maturity not
greater than (and not more than           less than) that of the Deleted Pledged
Mortgage, and (v) comply with all of the representations and warranties set forth in the Mortgage Loan Purchase Agreement as of the date of substitution. This cure, purchase or substitution obligation constitutes the sole remedy available to Bondholders or the Bond Trustee for omission of, or a material defect in, a Pledged Mortgage document.

UNDERWRITING STANDARDS

     All of the Pledged Mortgages have been purchased by Redwood Trust in the ordinary course of business directly from banks, savings and loan associations, mortgage bankers and other mortgage loan originators (each, an "Originator") or in the secondary market. Redwood Trust approves individual institutions as eligible Originators after an evaluation of certain criteria, including the Originator's mortgage origination and servicing experience and financial stability. Each Originator and/or the entity from which Redwood Trust purchased the Pledged Mortgages will represent and warrant that all Pledged Mortgages originated and/or sold by it will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts. See "MORTGAGE LOAN PROGRAM -- Underwriting Standards" in the Prospectus.

                       SERVICING OF THE PLEDGED MORTGAGES

THE MASTER SERVICER

                 will act as Master Servicer. The principal executive offices of
          are located at             .

     The Master Servicer will be responsible for servicing the Pledged Mortgages in accordance with the terms set forth in the Master Servicing Agreement. The Master Servicer intends to perform its servicing obligations under the Master Servicing Agreement through one or more servicers each, a "Servicer"). On or prior to the Closing Date, the Master Servicer will enter into or be assigned a mortgage servicing agreement (each, a "Servicing Agreement") with each Servicer pursuant to which such Servicer will perform certain servicing functions with respect to the Pledged Mortgages. The Master Servicer will administer and supervise the performance of each Servicer, who may in turn be administering and supervising the performance of the subservicers of the Pledged Mortgages. Notwithstanding any such servicing arrangements, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement.

SERVICING AND COLLECTION PROCEDURES

     On or prior to the Closing Date, the Master Servicer will enter into a separate Servicing Agreement with each Servicer to perform, as independent contractor, servicing functions for the Master Servicer subject to its supervision. Such servicing functions include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of certain insurance claims and, if necessary, foreclosure. The Master Servicer may permit Servicers to contract with subservicers to perform some or all of the Servicer's servicing duties, but the Servicers will not thereby be released from their obligations under the Servicing Agreement. The Master Servicer also may enter into sub-servicing agreements directly with an affiliate of a Servicer or permit a Servicer to transfer its servicing rights and obligations to a third party. In such instances, the affiliate or third party, as the case may be, will perform servicing functions comparable to those normally performed by the Servicer as described above, and the Servicer will not be obligated to perform such servicing functions. When used herein with respect to servicing obligations, the term Servicer includes any such affiliate or third party. The Master Servicer may perform certain supervisory functions with respect to servicing by the Servicer directly or through an agent or independent contractor and the Master Servicer will be responsible for administering and servicing the Pledged Mortgages pursuant to the Master Servicing Agreement.

     On or before the Closing Date, the Master Servicer will establish one or more accounts (the "Bond Account") into which each Servicer will remit collections on the mortgage loans serviced by it (net of its related servicing
compensation). For purposes of the Master Servicing Agreement,           , as
Master Servicer, will be deemed to have received any amounts with respect to the Pledged Mortgages that are received by a Servicer regardless of whether such amounts are remitted by the Servicer to the Master Servicer. The Master Servicer has reserved the right to remove the Servicer servicing any Pledged Mortgage at any time and will exercise that right if it considers such removal to be in the best interest of the Bondholders. In the event that the Master Servicer removes a Servicer, the Master Servicer will continue to be responsible for servicing the related Pledged Mortgages.

FORECLOSURE, DELINQUENCY AND LOSS EXPERIENCE

     The following table summarizes the delinquency, foreclosure and loss experience, respectively, as of December 31, 199 , December 31, 199 and
December 31, 199 on approximately $          , $          and $          ,
respectively, in outstanding principal balance of conventional mortgage loans
master serviced by           .             commenced master servicing
conventional mortgage loans during             . The delinquency and foreclosure
percentages and the loss experience may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such mortgage loans were not outstanding long enough to give rise to some or all of the indicated periods of delinquency. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the Pledged

Mortgages, and no assurances can be given that the foreclosure, delinquency and loss experience presented in the table below will be indicative of such experience on the Pledged Mortgages in the future:

                                                           AS OF           AS OF           AS OF
                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            199             199             199
                                                        ------------    ------------    ------------
Total Number of Conventional Mortgage Loans in
  Portfolio...........................................
Delinquent Mortgage Loans and Pending Foreclosures at
  Period End (1):.....................................
     30-59 days.......................................
     60-89............................................
     90 days or more (excluding foreclosures).........
     Total Delinquencies..............................
Foreclosures pending
  Total delinquencies and foreclosures pending........
Net Loss(2)...........................................

---------------
(1) As a percentage of the total number of loans master serviced.

(2) There is no material difference between gross loss and net loss.

     There can be no assurance that factors beyond the Master Servicer's control, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future. [For example, over the last several years there has been a general deterioration of the real estate market and weakening of the economy in many regions of the of the country, including California. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as collateral for loans. If the real estate market and economy continue to decline, the Master Servicer may experience an increase in delinquencies on the loans it services and higher net loss on liquidated loans.]

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Expense Fees with respect to the Pledged Mortgages are payable out of the interest payments on each Pledged Mortgage. The Expenses Fees will vary from Pledged Mortgage to Pledged Mortgage. The rate at which the Expense Fees accrue
(the "Expense Fee Rate") will range from      % to      % per annum, in each
case of the Stated Principal Balance of the related Pledged Mortgage. As of the Cut-off Date, the weighted average Expense Fee Rate equaled approximately
     %. The Expense Fees consist of (a) master servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), (b) servicing compensation payable to the Servicers in respect of their servicing activities (the "Servicing Fee") and (c) fees payable to the Bond Trustee in respect of its activities as trustee under the Indenture. The
Master Servicing Fee will be      % per annum of the Stated Principal Balance of
each Pledged Mortgage. The Servicing Fee payable to each Servicer will vary from
Pledged Mortgage to Pledged Mortgage and will range from      % to      % per
annum, in each case of the Stated Principal Balance of the related Pledged Mortgage serviced by such Servicer. The Master Servicer is obligated to pay certain ongoing expenses associated with the Pledged Mortgages and incurred by the Master Servicer in connection with its responsibilities under the Master Servicing Agreement and such amounts will be paid by the Master Servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Pledged Mortgages, as described herein under "-- Adjustment to Master Servicing Fee and Invested Amount in Connection with Certain Prepaid Pledged Mortgages." The Master Servicer or the related Servicer will also be entitled to receive late payment fees, assumption fees and other similar charges. The Master Servicer will be entitled to receive all reinvestment income earned on amounts on deposited in the Bond Account and the Distribution Account. The Net Mortgage Rate of a Pledged Mortgage is the Mortgage Rate thereof minus the related Expense Fee Rate.

ADJUSTMENT TO MASTER SERVICING FEE AND INVESTED AMOUNT IN CONNECTION WITH CERTAIN PREPAID PLEDGED MORTGAGES

     When a borrower prepays a Pledged Mortgage between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received during a calendar month will be distributed to Bondholders on the Payment Date in the month following the month of receipt. Pursuant to the Master Servicing Agreement, the Master Servicing Fee for any month may be reduced by an amount with respect to each such prepaid Pledged Mortgage sufficient to pay to Bondholders the full amount of interest to which they would be entitled in respect of such Pledged Mortgage on the related Payment Date. If shortfalls in interest as a result of prepayments in any month exceed the sum of (i) amount of the Master Servicing Fee for such month and (ii) the amounts otherwise payable on such Payment Date to the holder of the Investor Certificate as described in clauses "fifth", "sixth" and "seventh" under "DESCRIPTION OF THE
BONDS -- Priority of Payments and Allocation of Shortfalls" herein, the amount of funds available to be paid to Bondholders in respect of interest on such Payment Date will be reduced by the amount of such excess. See "DESCRIPTION OF THE BONDS -- Interest" herein.

ADVANCES

     Subject to the following limitations, the Master Servicer will be required to advance prior to each Payment Date, from its own funds, funds advanced by the related Servicer or amounts received with respect to the Pledged Mortgages that do not constitute Available Funds for such Payment Date, an amount equal to the aggregate of payments of principal of and interest on the Pledged Mortgages (net of the Master Servicing Fee and the applicable Servicing Fee with respect to the related Pledged Mortgages) which were due on the related Due Date and which were delinquent on the related Determination Date, together with an amount equivalent to interest on each Pledged Mortgage as to which the related Mortgaged Property has been acquired by the Bond Trustee through foreclosure or deed-in-lieu of foreclosure ("REO Property") (any such advance, an "Advance").

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Bonds and the Investor Certificate rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Pledged Mortgage to the extent that such Advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Pledged Mortgage. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the payment to Bondholders and the holder of the Investor Certificate on the related Payment Date. [Any failure by a Servicer to advance funds as required under the related Servicing Agreement will constitute a default thereunder, in which case the Master Servicer will be obligated to make any such advance in accordance with the terms of the Master Servicing Agreement.] Any failure by the Master Servicer to make an Advance as required under the Master Servicing Agreement with respect to the Bonds and the Investor Certificate will constitute a Servicing Default thereunder, in which case the Bond Trustee or the successor master servicer will be obligated to make any such Advance, in accordance with the terms of the Master Servicing Agreement. Subject to the terms of the Bond Insurance Policy, the Bond Insurance Policy will provide protection to the Senior Bondholders against any shortfall resulting from delinquencies as to which a required Advance is not made as described above or is determined to be nonrecoverable, to the extent such shortfall is not otherwise covered by Available Funds.

                                USE OF PROCEEDS

     The Issuer intends to distribute all of the net proceeds of the issuance of the Bonds to the Company which will use such proceeds to pay certain indebtedness incurred by Redwood Trust in connection with the acquisition of the Pledged Mortgages. See "USE OF PROCEEDS" in the Prospectus and "METHOD OF DISTRIBUTION" herein.

                        FEDERAL INCOME TAX CONSEQUENCES

     Giancarlo and Gnazzo, A Professional Corporation, has advised the Company that, in its opinion the Bonds will be treated as debt for federal income tax purposes, and not as an ownership interest in the Mortgage Collateral, the Issuer or a separate association taxable as a corporation. Interest, including original issue discount with respect to any Class of Bonds issued with original issue discount, will be taxable to non-exempt Bondholders. The Tax Prepayment Assumption (as defined in the Prospectus under "FEDERAL INCOME TAX
CONSEQUENCES -- Original Issue Discount") for the purposes of determining the amount and rate of accrual of original issue discount on the Bonds assumes that
the Pledged Mortgages are prepaid at a rate of      % of the Prepayment
Assumption. Based upon (i) [the assumed prepayment rate] and (ii) the expected price to the public of each Class of the Bonds as of the date hereof (including interest accrued before the issue date, if any), the Senior Bonds will not be issued with original issue discount and the Subordinated Bonds will be treated as issued with original issue discount. [Although it is unclear, the Issuer intends to treat the Bonds as "Variable Rate Debt Instruments" and the stated interest on the Bonds as "qualified stated interest payments" (as each term is defined in the Prospectus under "FEDERAL INCOME TAX CONSEQUENCES")].

     Notwithstanding the use of             in pricing the Bonds, no
representation is made that the Pledged Mortgages will actually prepay at or at any other rate. The amount of original issue discount and certain other information with respect to each Bond will be set forth on the face of such Bond as required by applicable regulations and as described in the Prospectus. See "DESCRIPTION OF THE BONDS -- Weighted Average Life of the Bonds" herein and "FEDERAL TAX CONSEQUENCES" in the Prospectus.

     The Issuer will not elect to treat the segregated pool of assets securing the Bonds as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. Giancarlo & Gnazzo, A Professional Corporation, has further advised the Company that, in its opinion, the Issuer will not be classified as a taxable mortgage pool.

                                 ERISA MATTERS

     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Internal Revenue Code of 1986, as amended (the "Code") (any of the foregoing a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should carefully review with their legal advisors whether the purchase or holding of the Bonds could give rise to a transaction that is prohibited under ERISA or the Code or cause the Pledged Mortgages securing the Bonds to be treated as "plan assets" for purposes of regulations of the Department of Labor set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"). Prospective investors should be aware that, although certain exceptions from the application of the prohibited transaction rules and the Plan Asset Regulations exist, there can be no assurance that any such exception will apply with respect to the acquisition of the Bonds. See "ERISA MATTERS" in the Prospectus.

     If the Bonds are treated as equity for purposes of ERISA, the purchaser of the Bonds could be treated as having acquired a direct interest in the Pledged Mortgages securing the Bonds. In that event, the purchase, holding, or resale of the Bonds could result in a transaction that is prohibited under ERISA or the Code. Furthermore, regardless of whether the Bonds are treated as equity for purposes of ERISA, the acquisition or holding of the Bonds by or on behalf of a Plan could still be considered to give rise to a prohibited transaction if the Issuer, the Trustee, the Master Servicer, any Servicer or any of their respective Affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. However, one or more alternative exemptions may be available with respect to certain prohibited transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the Bonds, depending in part upon the type of Plan fiduciary making the decision to acquire the Bonds and the circumstances under which such decision is made. Those exemptions include, but are not limited to: (i) Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; (ii) PTCE 91-38, regarding invest-ments by bank collective investment funds; (iii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (iv) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers; or
(v) PTCE 96-23, regarding transactions effected by in-house asset managers. Before purchasing the Bonds, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) (and not exempt under Section 4975(g)) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of the Bonds should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. See "ERISA MATTERS" in the Prospectus.

     Although not entirely free from doubt, the Issuer believes that the Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires the Bonds should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Company, Redwood Trust and the Underwriter, the Company has agreed to cause the Issuer to sell to the Underwriter, and the Underwriter has agreed to purchase from the Issuer, the Bonds. Distribution of the Bonds will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Bonds, the Underwriter may be deemed to have received compensation from the Issuer in the form of underwriting discounts.

     The Underwriter intends to make a secondary market in the Bonds, but has no obligation to do so. There can be no assurance that a secondary market for the Bonds will develop or, if it does develop, that it will continue or that it will provide Bondholders with a sufficient level of liquidity of investment. The Bonds will not be listed on any national securities exchange.

     The Company and Redwood Trust have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                 LEGAL MATTERS

     The validity of the Bonds will be passed upon for the Issuer by Tobin & Tobin, a professional corporation, San Francisco, California. Certain tax matters will be passed upon by for the Issuer by Giancarlo and Gnazzo, A Professional Corporation, San Francisco, California. Brown & Wood LLP, New York, New York will act as counsel for the Underwriter.

                                    RATINGS

     It is a condition of the issuance of the Senior Bonds that they be rated
AAA by             and AAA by             (            and             ,
together, the "Rating Agencies"). It is a condition to the issuance of the
Subordinated Bonds that they be rated [AA] by             .

     The ratings assigned by             to collateralized mortgage obligations
address the likelihood of the receipt of all payments on the mortgage loans by the related bondholders under the agreements pursuant to which such bonds are
issued.             's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such bonds, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such
bonds.             's ratings on such bonds do not, however, constitute a
statement regarding frequency of prepayments of the mortgage loans.

     The ratings assigned by             to the Senior Bonds address the
likelihood of the receipt of all payments on the mortgage loans by the related Bondholders under the agreements pursuant to which such
bonds are issued.             's ratings take into consideration the credit
quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such bonds, and the extent to which the payment stream on such mortgage pool is adequate to make payments required
by such bonds.             's ratings on such bonds do not, however, constitute
a statement regarding frequency of prepayments on the related mortgage loans.

     The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments, Bondholders may receive a lower than anticipated yield.

     The ratings assigned to the Bonds should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

     The Issuer has not requested a rating of the Bonds by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Bonds or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Bonds could be lower than the respective ratings assigned by the Rating Agencies.

                             INDEX OF DEFINED TERMS


                                                              PAGE
                                                              ----
Adjustment Date.............................................   S-24
Advance.....................................................   S-34
Available Funds.............................................   S-16
Belgian Cooperative.........................................   S-14
Beneficial owner............................................   S-12
Bond Account.............................................S-15, S-32
Bond Distribution Amount....................................   S-15
Bond Interest Rate..........................................   S-16
Bond Owners.................................................   S-12
Bond Trustee................................................   S-15
Bonds.................................................S-1, S-5, S11
Book-Entry Bonds............................................   S-12
CEDEL Participants..........................................   S-13
Certificate Interest Payment Amount.........................   S-17
Certificate Interest Rate...................................   S-12
Class Principal Amount......................................   S-12
Code.....................................................S-10, S-35
Company....................................................S-2, S-5
Controlling Class...........................................   S-22
Cooperative.................................................   S-14
CPR.........................................................   S-21
Cut-off Date Pool Principal Balance.........................   S-24
Definitive Bond.............................................   S-12
Deleted Pledged Mortgage....................................   S-31
Deposit Trust Agreement.....................................    S-5
Distribution Account......................................S-9, S-15
DTC.........................................................   S-12
Due Date....................................................   S-24
ERISA....................................................S-10, S-35
Euroclear Operator..........................................   S-14
Euroclear Participants......................................   S-14
European Depositaries.......................................   S-12
Expense Fee Rate............................................   S-33
FHLMC.......................................................   S-25
Financial Intermediary......................................   S-12
FNMA........................................................   S-25
Index.....................................................S-8, S-24
Indirect Participants.......................................   S-13
Insurance Proceeds..........................................   S-16
Interest Accrual Period...................................S-6, S-17
Invested Amount.............................................   S-12
Invested Payment Amount.....................................   S-17
Investor Certificate......................................S-1, S-11
Investor Percentage.........................................   S-18
Issuer....................................................S-5, S-11
Liquidated Pledged Mortgage.................................   S-20

                                                              PAGE
                                                              ----
Liquidation Proceeds........................................   S-16
Loan-to-Value Ratio.........................................   S-25
Management Agreement........................................    S-5
Margin......................................................   S-24
Master Servicing Fee........................................   S-33
Maximum Rate................................................   S-24
Morgan......................................................   S-14
Mortgage....................................................   S-30
Mortgage File...............................................   S-30
Mortgage Loan Purchase Agreement............................   S-23
Mortgage Note...............................................   S-30
Mortgaged Property..........................................   S-23
Net Interest Shortfall......................................   S-17
Net Interest Shortfalls.....................................   S-17
Offered Bonds........................................S-1, S-5, S-12
Original Invested Amount....................................   S-12
Original Senior Class Principal Amount......................   S-12
Original Subordinated Class Principal Amount................   S-12
Originator..................................................   S-31
Owner Trustee...............................................    S-5
Participants................................................   S-12
Payment Date.........................................S-1, S-5, S-16
Periodic Rate Cap...........................................   S-24
Plan.....................................................S-10, S-35
Plan Asset Regulations...................................S-10, S-35
Plan Investors...........................................S-10, S-35
Pledged Mortgage Pool.....................................S-7, S-23
Pledged Mortgages...........................................   S-23
Pool Principal Balance......................................   S-18
Prepayment Assumption.......................................   S-21
Prepayment Interest Shortfall...............................   S-17
Primary Mortgage Insurance Policy...........................   S-25
PTCE........................................................   S-35
Rating Agencies...........................................S-8, S-36
Realized Loss...............................................   S-20
Record Date.................................................   S-16
Redwood Trust........................................S-2, S-5, S-11
Relevant Depositary.........................................   S-12
REMIC.......................................................   S-35
REO Property................................................   S-34
Replacement Pledged Mortgage................................   S-31
Rules.......................................................   S-12
Scheduled Payments..........................................   S-24
Senior Bond Interest Rate...................................   S-17
Senior Bonds..............................................S-1, S-11
Senior Class Principal Amount...............................   S-12
Senior Interest Payment Amount..............................   S-17
Senior Percentage...........................................   S-18

                                                              PAGE
                                                              ----
Senior Principal Payment Amount.............................   S-18
Servicing Fee...............................................   S-33
Shortfalls..................................................   S-19
SMMEA.......................................................    S-7
Stated Principal Balance....................................   S-18
Structuring Assumptions.....................................   S-20
Subordinated Bond Interest Rate.............................   S-17
Subordinated Bonds........................................S-1, S-11
Subordinated Class Principal Amount.........................   S-12
Subordinated Interest Carryover Shortfall...................   S-17
Subordinated Interest Payment Amount........................   S-17
Subordinated Percentage.....................................   S-18
Subordinated Principal Carryover Shortfall..................   S-18
Subordinated Principal Payment Amount.......................   S-18
Substitution Adjustment Amount..............................   S-31
Terms and Conditions........................................   S-14
Variable Rate Debt Instruments..............................   S-35

                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered Sequoia
Mortgage Trust           , Collateralized Mortgage Bonds (the "Global Bonds")
will be available only in book-entry form. Investors in the Global Bonds may hold such Global Bonds through any of The Depository Trust Company ("DTC"), CEDEL or Euroclear. The Global Bonds will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Bonds through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Bonds through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage bond issues.

     Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Global Bonds will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Bonds will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Bonds will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Bonds will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC (each, a "DTC Participant"). As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Bonds through DTC will follow the settlement practices' applicable to other collateralized mortgage bond issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Bonds through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Bonds will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior collateralized mortgage bond issues in same-day funds.

     TRADING BETWEEN CEDEL AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     TRADING BETWEEN DTC SELLER AND CEDEL OR EUROCLEAR PURCHASER. When Global Bonds are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or

Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Bonds against payment. Payment will include interest accrued on the Global Bonds from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Bonds. After settlement has been completed, the Global Bonds will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Bonds will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

     CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Bonds are credited to their accounts one day later.

     As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Bonds would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Bonds were credited to their accounts. However, interest on the Global Bonds would accrue from the value date. Therefore, in many cases the investment income on the Global Bonds earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Bonds to the respective European Depository for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     TRADING BETWEEN CEDEL OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Bonds are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Bonds from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended valued date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use CEDEL or Euroclear and that purchase Global Bonds from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Bonds in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Bonds sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of the Global Bonds holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of the Global Bonds that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are Bond Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Bond Owner or his agent.

     EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Bond Owner of a Bond or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Bonds. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Bonds.

PROSPECTUS SUPPLEMENT


(TO PROSPECTUS DATED MAY   , 2000)



                                $


           [LOGO] SEQUOIA MORTGAGE TRUST


                                  BOND ISSUER


 Consider carefully the
 risk factors beginning on
 page S-7 of this
 prospectus supplement
 which include:



 - Yield, Prepayment and
   Maturity Risks;


 - Cash Flow
   Considerations;


 - Limited Recourse;


 - Bankruptcy and
   Insolvency Risks;


 - Risks associated with
   Book-Entry Bonds; and


 - Limited Liquidity of
   Investments.



 The Bonds are redeemable
 only under circumstances
 described in this
 prospectus supplement.


 The Bonds represent
 obligations of the Trust
 only and do not represent
 an interest in or
 obligation of the Bond
 Issuer, Sequoia Mortgage
 Funding Corporation or any
 of their affiliates.



The Senior Bonds will be unconditionally and irrevocably guaranteed as to payment of Insured Payments, as defined in this prospectus supplement, pursuant to the terms of the financial guaranty insurance policy to be issued:



                                 [INSURER LOGO]



The Trust will make a REMIC election for federal income tax purposes.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                        COLLATERALIZED MORTGAGE BONDS


                                         $            CLASS A-1 BONDS


                                         $            CLASS B-1 BONDS


THE TRUST WILL ISSUE:


- One class of Senior Class A-1 Bonds;


- One class of Subordinated Class B-1 Bonds; and


- [One or Two] classes of Residual [Certificates or Bonds].


THE BONDS:


- Will be collateralized by primarily   year [fixed adjustable] rate,
  conventional mortgage loans secured by first liens on one- to four-family residential properties;


- Pay the holders of Senior Bonds payments of interest and principal from the collateral pledged to secure the Bonds and the bond insurance policy;


- Pay the holders of Subordinated Bonds payments of interest and principal solely from the collateral pledged to secure the Bonds as described more fully under the heading "Description of Bonds-Priority of Payments and Allocation of Shortfalls" in this prospectus supplement; and


- Pay all holders of Bonds the amounts of principal and interest due thereon on
  the   th day of each month, or if such day is not a business day, the next
  succeeding business day, commencing on                , 200 . Interest
  payments are described more fully under the heading "Description of the Bonds-Interest" in this prospectus supplement;

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS


             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS



     We tell you about the bonds in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of bonds, and (2) this prospectus supplement, which describes the specific terms of your series of bonds and may be different from the information in the prospectus.



     IF THE TERMS OF YOUR SERIES OF BONDS AND ANY OTHER INFORMATION CONTAINED HEREIN VARY BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.



     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.



     You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under "Index of Defined Terms" beginning on page S-36 in this prospectus supplement.



The underwriter may engage in transactions that stabilize, maintain, or in some way affect the price of the bonds. These types of transactions may include stabilizing the purchase of bonds to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, please read the section entitled "Underwriting" in this prospectus supplement.



                      WHERE YOU CAN FIND MORE INFORMATION



     Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC"), including annual, quarterly and special reports, proxy statements and other information. You can read and copy these documents at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, NW, Room 1024, Washington, DC 20549. You can also copy and inspect such reports, proxy statements and other information at the following regional offices of the SEC:



        New York Regional Office                   Chicago Regional Office
        Seven World Trade Center                   Citicorp Center
        Suite 1300                                 500 West Madison Street, Suite 1400
        New York, NY 10048                         Chicago, Illinois 60661



     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SEC filings are also available to the public on the SEC's web site at http://www.sec.gov.



     The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information.



     This prospectus supplement and the accompanying prospectus are part of a registration statement filed by the Depositor with the SEC (Registration No. 333-22681). You may request a free copy of any of the above filings by writing or calling:



                                          SEQUOIA MORTGAGE FUNDING CORPORATION


                                          591 REDWOOD HIGHWAY, SUITE 3120


                                          MILL VALLEY, CA 94941


                                          (415) 389-7373

You should rely only on the information provided in this prospectus supplement or the accompanying prospectus or incorporated by reference herein. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus or that the information incorporated by reference herein is accurate as of any date other than the date stated therein.



                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
                      PROSPECTUS SUPPLEMENT
Incorporation of Certain Documents by Reference.............   S-1
Available Information.......................................   S-1
Summary.....................................................   S-3
Risk Factors................................................   S-7
The Issuer..................................................   S-9
Description of the Bonds....................................   S-9
Credit Enhancement..........................................  S-20
Security for the Bonds......................................  S-21
Servicing of the Pledged Mortgages..........................  S-29
Use of Proceeds.............................................  S-32
Federal Income Tax Consequences.............................  S-33
ERISA Matters...............................................  S-33
Method of Distribution......................................  S-34
Legal Matters...............................................  S-34
Ratings.....................................................  S-34
Index of Defined Terms......................................  S-36

                                    SUMMARY



     This summary highlights selected information from this prospectus supplement and does not contain all the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the Offered Bonds.



                                 OFFERED BONDS



     Sequoia Mortgage Trust                , collateralized mortgage bonds,
Class A-1 and Class B-1 are the bonds being offered by this prospectus supplement.



                    SECURITIES OTHER THAN THE OFFERED BONDS



     In addition to the bonds, the residual [certificates or bonds] will be issued but will not be offered by this prospectus supplement. [The residual bonds will provide limited credit support for the bonds as described in this prospectus supplement.]



                                  DESIGNATIONS



Senior bonds --            Class A-1 Bonds
Subordinated bonds --      Class B-1 Bonds
[Residual certificates --  Class R-UT
                           Certificates
                           and Class R-LT
                           Certificates]
[Residual bonds --         Residual Bonds]
Bonds --                   the senior
                           bonds, the
                           subordinated
                           bonds [and the
                           residual bonds]
Book-entry bonds --        all classes of
                           bonds



                                  BOND ISSUER



     The Bond Issuer, Sequoia Mortgage Trust        , is a statutory business
trust established under the laws of the State of Delaware by the deposit trust agreement, as defined in this prospectus supplement, for the sole purpose of issuing the bonds and the residual [certificates or bonds]. The settlor and sole beneficiary of the issuer is Sequoia Mortgage Funding Corporation, a Delaware corporation (the "Depositor" or the "Company"), and a wholly owned subsidiary of Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"). The owner trustee
of the issuer is        . Redwood Trust will be the manager of the issuer
pursuant to a management agreement ("Management Agreement") entered into with
the issuer. None of the Company, Redwood trust or        has guaranteed or is
otherwise obligated with respect to payment of the bonds, and no other person or entity other than the issuer is obligated to pay the bonds.



     We refer you to "The Issuer" in this prospectus supplement and the accompanying prospectus for more detail.



                                  BOND TRUSTEE



            , a banking corporation organized under the laws of        .



                                 OWNER TRUSTEE



               , a banking corporation organized under the laws of the state of Delaware.



                           MASTER SERVICING AGREEMENT



     The pledged mortgages will be serviced pursuant to a master servicing
agreement dated as of           1, 200          , among the issuer, the bond
trustee and the master servicer.



                                MASTER SERVICER



               will act as master servicer for the pledged mortgages.



     We refer you to "Servicing of the Pledged Mortgages -- The Master Servicer" and "-- Servicing Compensation and Payment of Expenses" in this prospectus supplement for more detail.



                            DEPOSIT TRUST AGREEMENT



     The issuer will be established pursuant to an amended and restated deposit
trust agreement dated as of        , 200       , among the depositor and the
owner trustee.

INDENTURE



     The bonds [and residual certificates] will be issued pursuant to an
indenture dated as of        , 20       , among the issuer and the trustee.



                                  CUT-OFF DATE



            , 200



                                  CLOSING DATE



     On or about        , 200



                               DETERMINATION DATE



     The        th day of each month or, if such day is not a business day, the first business day thereafter.



                                  PAYMENT DATE



     The        th day of each month or if such day is not a business day, the
next business day thereafter, commencing in        200       . Payments on each
payment date will be made to bondholders of record as of the related record date, except that the final payment on the bonds will be made only upon presentment and surrender of the bonds at the corporate trust office of the bond trustee.



                                  RECORD DATE



     The last business day preceding a payment date unless the bonds are no longer book-entry bonds in which case the record date is the last business day of the month preceding the month of a payment date.



                              PRIORITY OF PAYMENTS



     Payments will be made on each payment date from available funds in the following order of priority:



     1. To interest on the senior bonds;



     2. To principal of the senior bonds;



     3. To interest on the subordinated bonds;



     4. To principal of the subordinated bonds;



     5. [To interest on the residual bonds];



     6. [To principal of the residual bonds]; and



     7. [To the holder of the residual certificate, all remaining funds.]



     We refer you to "Description of the Bonds -- Priority of Payment" in this prospectus supplement and in the prospectus for more information.



PAYMENTS OF INTEREST



     To the extent funds are available, each class of bonds will be entitled to receive interest in the amount of the interest payment amount. The interest accrual period for each class of bonds will be the calendar month preceding the month of the respective payment date.



     We refer you to "Description of the Bonds -- Interest" in this prospectus supplement and in the prospectus for more information.



PAYMENTS OF PRINCIPAL



     To the extent funds are available, principal payments in reduction of the class principal amount of each class of bonds will be made on each payment date.



     We refer you to "Description of the Bonds -- Principal" in this prospectus supplement and in the prospectus for more information.



                                STATED MATURITY



     The stated maturity for each class of bonds is the date determined by the
Depositor which is   years after the payment date immediately following the last maturity date of any pledged mortgage.



     We refer you to "Description of the Bonds -- Stated Maturity" and "-- Average Weighted Lives of the Bonds" in this prospectus supplement for more detail.



                        OPTIONAL REDEMPTION OF THE BONDS



     The bonds may be redeemed at a redemption price equal to 100% of the unpaid principal amount of such bonds, plus accrued and unpaid interest thereon at the applicable bond interest rate. The bonds are not otherwise subject to redemption or call at the option of the issuer nor are they subject to special redemption.

     We refer you to "Description of the Bonds -- Optional Redemption" in this prospectus supplement and in the prospectus for more information.



                               CREDIT ENHANCEMENT



     - SUBORDINATION



     The subordinated bonds [and the residual bonds] will provide credit enhancement for the senior bonds. [The residual bonds will provide credit enhancement for the subordinated bonds.]



     The rights of holders of the subordinated bonds [and the residual bonds] to receive payments with respect to the pledged mortgages will be subordinated to such rights of the holders of the senior bonds, [and the rights of the holder of the residual bonds will be further subordinated to such rights of the holders of the subordinated bonds.]



     We refer you to "Description of the Bonds -- Priority of Payments and Allocation of Shortfalls" and "Credit Enhancement" in this prospectus supplement and in the prospectus for more information.



     - BOND INSURANCE POLICY



                    will issue a financial guaranty insurance policy pursuant to which it will irrevocably and unconditionally guarantee payment of the insured payment if the bond trustee determines that available funds for a payment date are less than the senior bond interest payment amount and the senior bond
principal payment amount. The insurer's claims paying ability is rated        by
       .



     We refer you to "Credit Enhancement -- the Bond Insurance Policy" in this prospectus supplement for more detail.



                                    ADVANCES



     The master servicer is obligated to make advances of cash which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The master servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related mortgage loans or to guarantee or insure against losses.



     We refer you to "Servicing of Mortgage Loans -- Advances" in this prospectus supplement and in the prospectus for more information.



                             SECURITY FOR THE BONDS



     The bonds will be secured by collateral consisting of the following:



     - pledged mortgages;



     - bond account;



     - distribution account; or



     - any combination of the above.



     We refer you to "Security for the Bonds -- the Pledged Mortgages", "Description of the Bonds -- Payments on Pledged Mortgages; Accounts", and "Servicing of the Pledged Mortgages".



                        FEDERAL INCOME TAX CONSEQUENCES



     For federal income tax purposes, the trust fund, will comprise multiple real estate mortgage investment conduits, organized in a [tiered] REMIC structure. The Class A-1 Bonds and Class B-1 Bonds will represent beneficial ownership of REMIC regular interests in the upper tier REMIC identified in the pooling and servicing agreement.



     The Class R Bonds will represent the beneficial ownership of the sole class of residual interest in each REMIC.



     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for more information.



                              ERISA CONSIDERATIONS



     A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or section 4975 of the Internal Revenue Code of 1986, as amended, should carefully review with its legal advisors whether the purchase or holding of Class A Bonds could give rise to a transaction prohibited or not otherwise permissible under applicable law.



     We refer you to "ERISA Considerations" in this prospectus supplement and in the prospectus for more information.

                                LEGAL INVESTMENT



     So long as the Class A Bonds are rated in one of the two highest ratings categories by at least one nationally recognized statistical rating agency, the Class A Bonds will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 or SMMEA.



     We refer you to "Legal Investment" in this prospectus supplement and in the prospectus for more information.



                                  BOND RATING



     It is a condition to the issuance of the Class A Bonds that the Class A Bonds be rated "AAAr" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc. Standard & Poor's assigns the additional symbol of "r" to highlight classes of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit volatility or variability in total return.



     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the frequency of prepayments on the mortgage loans or the corresponding effect on yield to investors.



     We refer you to "Bond Rating" in this prospectus supplement and in the prospectus for more information.



                                USE OF PROCEEDS



     The issuer intends to distribute all of the net proceeds of the issuance of the bonds to the depositor which will apply such proceeds to the purchase of the pledged mortgages.



     We refer you to "Method of Payment" in this prospectus supplement and in the prospectus for more information.

                                  RISK FACTORS



     INVESTORS SHOULD CONSIDER THE FOLLOWING FACTORS IN CONNECTION WITH THE PURCHASE OF BONDS. YOU SHOULD ALSO CONSIDER THE RISK FACTORS DESCRIBED IN THE ACCOMPANYING PROSPECTUS.



PREPAYMENTS ARE UNPREDICTABLE AND AFFECT YIELD



     The rate of principal distributions and yield to maturity on the bonds will be directly related to the rate of principal payments on the trust assets. For example, the rate of principal payments on the loans will be affected by the following:



     - the amortization schedules of the loans;



     - the rate of principal prepayments, including partial prepayments and prepayments resulting from refinancing, by borrowers;



     - liquidations of defaulted loans by the master servicer;



     - repurchases of loans by the seller as a result of defective documentation or breaches of representations and warranties; and



     - the redemption of the bonds by the issuer.



     The rate of principal payments on loans is influenced by a variety of economic, geographic, social and other factors. For example, if interest rates for similar loans fall below the interest rates on the loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar loans rise above the interest rates on the loans, the rate of prepayment would generally be expected to decrease. We cannot predict the rate at which borrowers will repay their loans. Please consider the following:



     - If you are purchasing a bond at a discount, in particular, a principal-only bond, your yield may be lower than expected if principal payments on the loans occur at a slower rate than you expected;



     - If you are purchasing a bond at a premium, in particular, an interest-only bond, your yield may be lower than expected if principal payments on the loans occur at a faster rate than you expected and you could lose your initial investment; and



     - The earlier a payment of principal occurs, the greater the impact on your yield. For example, if you purchase a bond at a premium, although the average rate of principal payments is consistent with your expectations, if the rate of principal payments occurs initially at a rate higher than expected, which would adversely impact your yield, a subsequent reduction in the rate of principal payments will not offset any adverse yield effect.



     We refer you to "Security for the Bonds -- the Pledged Mortgages" in this prospectus supplement for more detail.



CASH FLOW CONSIDERATIONS AND RISKS



     The mortgaged property assets of the trust are the sole source of distributions for the bonds. Even if the mortgaged properties provide adequate security for the bond collateral pledged mortgages, you could encounter substantial delays in connection with the liquidation of pledged mortgages that are delinquent. This could result in shortfalls in payments on the bonds if the credit enhancement created by the overcollateralization of the bonds is insufficient and if payments under the bond insurance policy were unavailable. Further, liquidation expenses, such as legal fees, real estate taxes and maintenance and preservation expenses, will reduce the security for the related pledged mortgages and could thereby reduce the proceeds payable to bondholders. If any of the mortgaged properties fail to provide adequate security for the related pledged mortgages, bondholders could experience a loss if the credit enhancement created by the overcollateralization of the bonds has been exhausted and if payments under the bond insurance policy were unavailable.

YOU WILL HAVE LIMITED RECOURSE



     The assets of the trust are the sole source of distributions for the bonds. The bonds represent obligations solely of the Issuer and neither the bonds nor the trust assets will be guaranteed by or insured by any governmental agency or instrumentality, the sponsor, the seller, the master servicer, the trustee or any of their affiliates, unless otherwise specified. Consequently, if payments on the trust assets are insufficient to make all payments required on the bonds you may incur a loss on your investment.



CONCENTRATION OF PLEDGED MORTGAGES COULD ADVERSELY AFFECT YOUR INVESTMENT



     Most of the pledged mortgages are secured by mortgaged properties located in California and Maryland. Consequently, losses and prepayments on the pledged mortgages and the resultant payments on the bonds may be affected significantly by changes in the housing markets and the regional economies in these areas and by the occurrence of natural disasters, such as earthquakes, hurricanes, tornadoes, tidal waves, mud slides, fires and floods, in these areas.



ABILITY TO RESELL SECURITIES MAY BE LIMITED



     There is currently no market for any of the bonds. We cannot assure you that a secondary market will develop, or if it does develop, that it will continue to exist for the term of the bonds. Consequently, you may not be able to sell your bonds readily or at prices that will enable you to realize your desired yield. The market values of the bonds are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.



     The secondary market for asset backed bonds has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of bonds that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.



YOUR PAYMENTS AND RIGHTS MAY BE ADVERSELY AFFECTED BY INSOLVENCY OF SELLER



     RWT Holdings, the seller and the depositor will treat the transfer of the loans from RWT Holdings to the seller and from the seller to the depositor as a sale for accounting purposes. If these characterizations are correct, then if RWT Holdings were to become bankrupt, the loans would not be part of RWT Holding's bankruptcy estate and would not be available to RWT Holding's creditors. On the other hand, if RWT Holdings becomes bankrupt, its bankruptcy trustee or one of its creditors may argue that the transfer of the loans is a pledge of the loans for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.



     In the event of a bankruptcy of the master servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the bondholders from appointing a successor master servicer, which could result in a delay in payments to you. In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the master servicer to liquidate the property, which could result in a delay in payments to you.



CONSEQUENCES OF OWNING BOOK-ENTRY SECURITIES



     LIMIT ON LIQUIDITY OF SECURITIES. Issuance of the bonds in book-entry form may reduce their liquidity in the secondary trading market because investors may be unwilling to purchase bonds for which they cannot obtain physical bonds.



     LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the book-entry bonds can be effected only though the DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry bond to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such bonds, may be limited due to lack of a physical bond.

     DELAYS IN DISTRIBUTIONS. You may experience some delay in the receipt of distributions on book-entry bonds because the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.



     We refer you to "Description of the Bonds" in this prospectus supplement for more detail.



RATING OF THE SECURITIES DOES NOT ASSURE PAYMENT



     It will be a condition to the issuance of the bonds offered hereby that they be rated in one of the four highest rating categories by the rating agency identified in this supplement. The ratings of the bonds will depend primarily on an assessment by the ratings agencies and the claims paying ability of the insurer. The ratings of the bonds will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the bonds, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the bond, and they may be lowered or withdrawn.



     We refer you to "Rating" in this prospectus supplement for more detail.



                                   THE ISSUER



     The Issuer is a statutory business trust established under the laws of the State of Delaware by an amended and restated deposit trust agreement, dated as
of                     , 199     . The Issuer was formed for the sole purpose of
issuing the Bonds [and the Residual Certificates]. The Company is the settlor
and sole beneficiary of the Issuer and                     is the Owner Trustee
of the Issuer. The Company is a limited purpose finance corporation the capital stock of which is wholly owned by Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"). Redwood Trust will be the manager of the Issuer pursuant to a management agreement entered into with the Issuer. None of the Company, Redwood
Trust,                     or any of their respective affiliates has guaranteed
or is otherwise obligated with respect to payment of the Bonds and no person or entity other than the Issuer is obligated to pay the Bonds, except as specifically set forth herein with regard to the Bond Insurance Policy. See "CREDIT ENHANCEMENT -- The Bond Insurance Policy" herein.



     The Issuer's assets will consist almost entirely of the Pledged Mortgages which will be pledged to secure the Bonds. If the Pledged Mortgages and other collateral securing the Bonds are insufficient for payment of the Bonds, it is unlikely that significant other assets of the Issuer will be available for payment of the Bonds. The amount of funds available to pay the Bonds may be affected by, among other things, Realized Losses incurred on defaulted Pledged Mortgages. See "RISK FACTORS" herein and in the Prospectus and "THE ISSUER" in the Prospectus.



     The Indenture prohibits the Issuer from incurring any indebtedness other than the Bonds, or assuming or guaranteeing the indebtedness of any other person.



                            DESCRIPTION OF THE BONDS



GENERAL



     The Bonds [and the Residual Certificates] will be issued pursuant to the Indenture. Set forth below are summaries of the specific terms and provisions pursuant to which the Bonds [and Residual Certificates] will be issued. The following summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Indenture. When particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference.



     The Sequoia Mortgage Trust                , Collateralized Mortgage Bonds
(the "Bonds"), will consist of the Class A-1 Bonds (the "Senior Bonds") and the Class B-1 Bonds (the "Subordinated Bonds") [and the Residual Bonds (the "Residual Bonds")]. [The Issuer will also issue the Class R-UT Certificate and Class

R-LT Certificate (the Class R-LT Certificate (the Class R-UT Certificate and the Class R-LT Certificate collectively, the "Residual Certificates")] as described herein. The Senior Bonds and the Subordinated Bonds are collectively referred to herein as the "Offered Bonds." Only the Senior Bonds and the Subordinated Bonds are offered hereby. The Classes of Bonds will have the respective Bond Interest Rates described on the cover hereof.



     The "Class Principal Amount" of (a) the Senior Bonds (the "Senior Class Principal Amount") as of any Payment Date is the Original Senior Class Principal Amount reduced by all amounts previously distributed to holders of the Senior Bonds as payments of principal, (b) the Subordinated Bonds (the "Subordinated Class Principal Amount") as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the Senior Class Principal Amount immediately prior to such date, and (ii) the Original Subordinated Class Principal Amount reduced by all amounts previously distributed to holders of the Subordinated Bonds as payments of principal [and
(c) the Residual Bonds (the "Residual Class Principal Amount") as of any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages. Less the Senior and Subordinated Class Principal Amount immediately prior to such date, and (ii) the Original Residual Class Principal Amount reduced by all amounts previously distributed to holders of the Residual Bonds as payments of principal]. The Senior Bonds will have an original Senior
Class Principal Amount of $               (the "Original Senior Class Principal
Amount") and the Subordinated Bonds will have an original Subordinated Class
Principal Amount of $               (the "Original Subordinated Class Principal
Amount") [and the Residual Bonds will have an original Residual Class Principal
Amount of $          (the "Original Residual Class Principal Amount")].



BOOK-ENTRY BONDS



     The Bonds will be book-entry Bonds (each, a Class of "Book-Entry Bonds"). Persons acquiring beneficial ownership interests in the Bonds ("Bond Owners") may elect to hold their Bonds through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Bonds will be issued in one or more certificates which equal the aggregate principal amount of the Bonds and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Bonds in minimum denominations
representing Class Principal Amounts of $               and in multiples of
$1,000 in excess thereof. Except as described below, no person acquiring a Book-Entry Bond (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Bond (a "Definitive Bond"). Unless and until Definitive Bonds are issued, it is anticipated that the only "Bondholders" of the Bonds will be Cede & Co., as nominee of DTC. Bond Owners will not be Bondholders as that term is used in the Indenture. Bond Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.



     The beneficial owner's ownership of a Book-Entry Bond will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Bond will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).



     Bond Owners will receive all payments of principal of, and interest on, the Bonds from the Bond Trustee through DTC and DTC participants. While the Bonds are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations

(the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Bonds and is required to receive and transmit payments of principal of, and interest on, the Bonds. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Bond Owners have accounts with respect to Bonds are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Bond Owners. Accordingly, although Bond Owners will not possess certificates, the Rules provide a mechanism by which Bond Owners will receive payments and will be able to transfer their interest.



     Bond Owners will not receive or be entitled to receive certificates representing their respective interests in the Bonds, except under the limited circumstances described below. Unless and until Definitive Bonds are issued, Bond Owners who are not Participants may transfer ownership of Bonds only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Bonds, by book-entry transfer, through DTC for the account of the purchasers of such Bonds, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Bonds will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Bond Owners.



     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the Bonds, see "FEDERAL INCOME TAX CONSEQUENCES -- Foreign Investors" and "-- Backup Withholding" in the Prospectus and "GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.



     Transfers between Participants will occur in accordance with DTC Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.



     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.



     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Bonds, whether held for its own account or as nominee for another person. In general, beneficial ownership of Book-Entry Bonds will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.



     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.



     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.



     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.



     Payments on the Book-Entry Bonds will be made on each Distribution Date by the Bond Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Bonds that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Bonds that it represents.



     Under a book-entry format, beneficial owners of the Book-Entry Bonds may experience some delay in their receipt of payments, since such payments will be forwarded by the Bond Trustee to Cede & Co., as nominee of DTC. Payments with respect to Bonds held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "FEDERAL INCOME TAX CONSEQUENCES -- Withholding with Respect to Certain Foreign Investors" and "-- Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Bonds to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Bond, may be limited due to the lack of physical certificates for such Book-Entry Bonds. In addition, issuance of the Book-Entry Bonds in book-entry form may reduce the liquidity of such Bonds in the secondary market since certain potential investors may be unwilling to purchase Bonds for which they cannot obtain physical certificates.



     Monthly and annual reports on the Issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Bonds of such beneficial owners are credited.



     DTC has advised the Issuer and the Bond Trustee that, unless and until Definitive Bonds are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Bonds under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Bonds are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Bonds. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Bondholder under the Indenture on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Bonds which conflict with actions taken with respect to other Bonds.



     Definitive Bonds will be issued to beneficial owners of the Book-Entry Bonds, or their nominees rather than to DTC, only if (a) DTC or the Issuer advises the Bond Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Bonds and the Issuer or the Bond Trustee is unable to locate a qualified successor or (b) the Issuer, at its sole option, elects to terminate a book-entry system through DTC.



     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Bond Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the Definitive Bonds. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Bonds and instructions for re-registration, the Bond Trustee will issue Definitive Bonds, and thereafter the Bond Trustee will recognize the holders of such Definitive Bonds as Bondholders under the Indenture.



     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Bonds among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.



     None of the Master Servicer, the Company, the Issuer or the Bond Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Bonds held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.



     For a description of the procedures generally applicable to the Book-Entry Bonds, see "DESCRIPTION OF THE BONDS -- Book-Entry Bonds" in the Prospectus.



PAYMENTS ON PLEDGED MORTGAGES; ACCOUNTS



     On or prior to the Closing Date, the Master Servicer will establish and maintain or cause to be established and maintained a separate account or accounts for the collection of payments on the Pledged Mortgages (the "Bond Account"). On or prior to the Closing Date, the Bond Trustee will establish an account (the "Distribution Account"), which will be maintained with the Bond Trustee in trust for the benefit of the

Bondholders. On or prior to the business day immediately preceding each Payment Date, the Master Servicer will withdraw from the Bond Account the Bond Distribution Amount for such Payment Date, to the extent of Available Funds on deposit therein, and will deposit such amount in the Distribution Account. The "Bond Distribution Amount" for any Payment Date will equal the sum of (i) the Senior Interest Payment Amount, (ii) the Senior Principal Payment Amount, (iii) the Subordinated Interest Payment Amount and (iv) the Subordinated Principal Payment Amount [(v) the Residual Interest Payment Amount and (vi) the Residual Principal Payment Amount,] (as each such term is defined herein). Funds credited to the Bond Account or the Distribution Account may be invested at the direction of the Company for the benefit and at the risk of the Company in Permitted Investments, as defined in the Master Servicing Agreement, that are scheduled to mature on or prior to the business day preceding the next Payment Date.



PAYMENTS



     Payments on the Bonds will be made by the Bond Trustee on [the   th day of
each month], or if such day is not a business day, on the first business day
thereafter, commencing in             200 (each, a "Payment Date"), to the
persons in whose names such Bonds are registered at the close of business on the last business day of the month preceding the month of such Payment Date (the "Record Date").



     Payments on each Payment Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable bond register or, in the case of a Bondholder who holds 100% of a Class of Bonds or who holds Bonds with an aggregate initial Class Principal Amount of $1,000,000 or more and who has so notified the Bond Trustee in writing in accordance with the Indenture, by wire transfer in immediately available funds to the account of such Bondholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final payment in retirement of the Bonds will be made only upon presentment and surrender of such Bonds at the Corporate Trust Office of the Bond Trustee.



     As more fully described herein, payments will be made on each Payment Date from Available Funds in the following order of priority: (i) to interest on the Senior Bonds; (ii) to principal of the Senior Bonds; (iii) to interest on the Subordinated Bonds; (iv) to principal of the Subordinated Bonds; [(v) to interest on the Residual Bonds; (vi) to principal of the Residual Bonds; and] [(vii) to the holder of the Residual Certificates, all remaining Available Funds, subject to certain limitations set forth herein under " -- Principal."]



     "Available Funds" with respect to any Payment Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due [on the Due Date in the month] in which such Payment Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Pledged Mortgages, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's or the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts received and retained in connection with the liquidation of defaulted Pledged Mortgages, by foreclosure or otherwise ("Liquidation Proceeds"), during the [month] preceding the month of such Payment Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments received during the [month] preceding the month of such Payment Date; and (iv) amounts received with respect to such Payment Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Pledged Mortgage or a Pledged Mortgage purchased by Redwood Trust [or by the Master Servicer or the Company] as of such Payment Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the applicable Servicer or the Master Servicer is entitled to be reimbursed pursuant to the Master Servicing Agreement.



     On each Payment Date after the Subordinated Class Principal Amount and the Residual Class Principal Amount have been reduced to zero, the amount, if any, by which the Senior Interest Payment Amount and the Senior Principal Payment Amount exceed the Available Funds, shall be paid by the Insurer to the Senior

Bondholders pursuant to the Bond Insurance Policy. See "CREDIT
ENHANCEMENT -- The Insurer" and "-- The Bond Insurance Policy" herein.



INTEREST



     The Bond Interest Rate for each Class of Bonds for each Payment Date (each, a "Bond Interest Rate") is described on the cover hereof. On each Payment Date, to the extent of funds available therefor, each Class of Bonds will be entitled to receive an amount allocable to interest as described below (as to each such Class, as applicable, the "Interest Payment Amount") with respect to the related Interest Accrual Period. With respect to each Payment Date, the "Interest Accrual Period" for each Class of Bonds will be the [calendar month] preceding the month of such Payment Date.



     The Interest Payment Amount for the Senior Bonds (the "Senior Interest Payment Amount") will be equal to the sum of (i) interest at the Senior Bond Interest Rate on the Senior Class Principal Amount, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed. The Interest Payment Amount for the Subordinated Bonds (the "Subordinated Interest Payment Amount") will be equal to the sum of (i) interest at the Subordinated Bond Interest Rate on the Subordinated Class Principal Amount, (ii) interest at the Subordinated Bond Interest Rate on any Subordinated Principal Carryover Shortfall, (iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed (the "Subordinated Interest Carryover Shortfall") and (iv) interest at the Subordinated Bond Interest Rate on any Subordinated Interest Carryover Shortfall (to the extent permitted by applicable law). [The Interest Payment Amount for the Residual Bonds (the "Residual Interest Payment Amount") will be equal to sum of (i) interest at the Residual Bond Interest Rate on the Residual Class Principal Amount, (ii) interest at the Residual Bond Interest Rate on any Residual Principal Carryover Shortfall, (iii) the sum of the amounts, if any, by which the sum of the amounts described in clauses (i) and (ii) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed (the "Residual Interest Carryover Shortfall") and (iv) interest at the Residual Bond Interest Rate on any Residual Interest Carryover Shortfall (to the extent permitted by applicable law).] The Senior Bonds will not be entitled to interest on any Senior Interest Payment Amount not paid when due prior to such time as the Bonds are declared immediately due and payable upon the occurrence of an Event of Default as described herein under " -- Priority of Payments and Allocation of Shortfalls."



     The interest payable on any Payment Date as described above, but not the entitlement thereto, for the Subordinated Bonds, and in the event of a default of the Insurer under the Bond Insurance Policy, the Senior Bonds, will be reduced by their respective proportionate amounts of "Net Interest Shortfalls" for such Payment Date, if any, based on the amount of interest each Class of Bonds would otherwise be entitled to receive on such Payment Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls. With respect to any Payment Date, the "Net Interest Shortfall" is equal to the amount by which the sum of (i) the amount of interest which would otherwise have been received with respect to any Pledged Mortgage that was the subject of a Relief Act Reduction and (ii) any Prepayment Interest Shortfalls, in each case during the calendar month preceding the month of such Payment Date, exceeds the [sum of (i)] the Master Servicing Fee for such period [and (ii) the amounts otherwise payable on such Payment Date to the holder of the Residual Bond as described in clauses "fifth", and "sixth" under " -- Priority of Payments and Allocation of Shortfalls" below.] A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Pledged Mortgage pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "CERTAIN LEGAL ASPECTS OF PLEDGED MORTGAGES -- Soldiers and Sailors' Civil Relief Act" in the Prospectus. A "Prepayment Interest Shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Pledged Mortgage is less than one month's interest at the related Mortgage Rate on the Stated Principal Balance of such Pledged Mortgage.

     Accrued interest to be paid on any Payment Date will be calculated, in the case of each Class of Bonds, on the basis of the related Class Principal Amount, as applicable, immediately prior to such Payment Date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.



PRINCIPAL



     GENERAL. All payments and other amounts received in respect of principal of the Pledged Mortgages will be allocated among the Senior Bonds, the Subordinated Bonds [and the Residual Bonds].



     SENIOR PRINCIPAL PAYMENT AMOUNT. On each Payment Date, the Available Funds remaining after payment of interest with respect to the Senior Bonds, up to the amount of the Senior Principal Payment Amount for such Payment Date, will be distributed as principal of the Senior Bonds. The "Senior Principal Payment Amount" for any Payment Date will equal the Senior Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement (as defined herein) [or any optional purchase by the Master Servicer or the Company of a default Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage, and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date.



     "Stated Principal Balance" means, as to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The "Pool Principal Balance" with respect to any Payment Date equals the aggregate of the Stated Principal Balances of the Pledged Mortgages outstanding on the Due Date in the month preceding the month of such Payment Date.



     The "Senior Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Senior Class Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Subordinated Class Principal Amount [and (iii) the Residual Class Principal Amount,] in each case immediately prior to such date. The "Subordinated Percentage" for any Payment Date is the percentage equivalent of a fraction the numerator of which is the Subordinated Class Principal Amount immediately prior to such date and the denominator of which is the sum of (i) the Senior Class Principal Amount, (ii) the Subordinated Class Principal Amount [and (iii) the Residual Class Principal Amount,] in each case immediately prior to such date.



     SUBORDINATED PRINCIPAL PAYMENT AMOUNT. On each Payment Date, to the extent of Available Funds therefor, the Subordinated Principal Payment Amount for such Payment Date will be distributed as principal of the Subordinated Bonds. The "Subordinated Principal Payment Amount" for any Payment Date will equal the sum of (i) the Subordinated Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date],
(b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer or the Company in connection with any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a

Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the [calendar month] preceding the month of such Payment Date and (ii) any Subordinated Principal Carryover Shortfall. The "Subordinated Principal Carryover Shortfall" for any Payment Date will equal the excess of (a) the Original Subordinated Class Principal Amount reduced by all amounts previously distributed to holders of the Subordinated Bonds as payments of principal or Subordinated Principal Carryover Shortfall, over (b) the Subordinated Class Principal Amount immediately prior to such date.



     [RESIDUAL PRINCIPAL PAYMENT AMOUNT. On each Payment Date, to the extent of Available Funds therefor, the Residual Principal Payment Amount shall be distributed as set forth in the Priority of Payments and Allocation of Shortfalls.]



PRIORITY OF PAYMENTS AND ALLOCATION OF SHORTFALLS



     Prior to the declaration that the Bonds are due and payable, on any Payment Date Available Funds will be applied in the following order of priority:



          first, to the Senior Interest Payment Amount;



          second, to the Senior Principal Payment Amount;



          third, to the Subordinated Interest Payment Amount;



          fourth, to the Subordinated Principal Payment Amount;



          [fifth, to the Residual Interest Payment Amount;]



          [sixth, to the Residual Amount Payment; and]



          [seventh, to the holder of the Residual Certificate, the balance of any Available Funds remaining in the Bond Account.]



     If a Realized Loss results in the Stated Principal Balances of the Pledged Mortgages declining in an amount greater than the sum of (i) the payments of principal on the Senior Bonds, (ii) the payments of principal on the Subordinated Bonds [and (iii) the payments of principal on the Residual Bonds], the Senior Percentage, the Subordinated Percentage [and the residual percentage] may shift (as a result of their methods of computation as described above under "-- Principal") such that funds available in the Distribution Account for payments of principal on each future Payment Date may be allocated in a higher ratio to the Senior Bonds as a result of such shortfall. This shift of the Senior Percentage, the Subordinated Percentage [and the Residual Percentage] may cause the Senior Bonds to amortize more rapidly, and the Subordinated Bonds [and the Residual Bonds] to amortize more slowly, than would otherwise have been the case in the absence of such shortfalls. An investor should consider the risk that, in the case of any Bond purchased at a discount, a slower than anticipated rate of principal payments on the Pledged Mortgages could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Bond purchased at a premium, a faster than anticipated rate of principal payments on the Pledged Mortgages could result in an actual yield to such investor that is lower than the anticipated yield. In addition, an investor in the Bonds should consider the risk that there can be no assurance that investors in the Bonds will be able to reinvest the payments thereon at yields equaling or exceeding the yields on such Bonds. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on the Bonds. See "RISK FACTORS -- Yield, Prepayment and Maturity Risks" herein and "RISK FACTORS -- Prepayment and Yield Considerations" in the Prospectus. In general, a "Realized Loss" means, with respect to a Liquidated Pledged Mortgage, the amount by which the remaining unpaid principal balance of the related Pledged Mortgage exceeds the amount of Liquidation Proceeds applied to the principal balance of the related Pledged Mortgage. A "Liquidated Pledged Mortgage" is a defaulted Pledged Mortgage as to which the Master Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

     Under the Indenture, an Event of Default will not occur solely due to the occurrence of Shortfalls that affect only the Subordinated Bonds [and/or the Residual Bonds] until all the Senior Bonds have been paid in full and then only if Shortfalls on the Subordinated Bonds have not been paid. In addition, an Event of Default by reason of any Shortfalls that affect the Senior Bonds will occur on any Payment Date only when the Pool Principal Balance is less than the principal amount of the Senior Bonds outstanding after application of all available amounts on deposit in the Distribution Account on such Payment Date. Nevertheless, at any time following an Event of Default arising from a Shortfall affecting the Senior Bonds, the holders of outstanding Bonds, whether Senior Bonds or Subordinated Bonds [or Residual Bonds], representing more than 50% in principal amount of all Bonds then outstanding, may declare the Bonds due and payable or take any other action pursuant to the terms of the Indenture. Until the Bonds have been declared due and payable following an Event of Default, the holders of the Subordinated Bonds [or the Residual Bonds] may not request the Bond Trustee to take any action, other than the application of available funds in the Distribution Account to pay principal and interest as provided herein, and may not otherwise cause any action to be taken to enforce the obligation of the Issuer to pay principal and interest on the Subordinated Bonds. Additionally, prior to the Bonds being declared due and payable following an Event of Default, the Senior Bonds will not accrue interest in any form on the interest component of any Shortfall attributable to the Senior Bonds. Should an Event of Default occur, payments will be allocated on each Payment Date in accordance with the priorities described herein under " -- Principal", which would otherwise be applicable on such Payment Date had an Event of Default not occurred. See "THE INDENTURE" in the Prospectus.



     If Available Funds are insufficient to make payments on the Senior Bonds, Senior Bondholders will be dependent upon the ability of the Insurer to meet its obligations under the Bond Insurance Policy. For any Payment Date, the amount of Available Funds will be dependent in part upon whether any Realized Losses have been incurred on the Pledged Mortgages during the most recent Prepayment Period. Realized Losses on the Pledged Mortgages will be allocated first to the [Residual Bonds], second to the Subordinated Bonds and third, in the event the Insurer defaults on its obligations under the Bond Insurance Policy, to the Senior Bonds.



STATED MATURITY



     The Stated Maturity for each Class of Bonds is the date determined by the Company which is years after the Payment Date immediately following the latest maturity date of any Pledged Mortgage. The Stated Maturity of each Class of
Bonds is             , 20  . See "DESCRIPTION OF THE BONDS -- Weighted Average
Life of the Bonds" and "SECURITY FOR THE BONDS" herein and in the Prospectus.



STRUCTURING ASSUMPTIONS



     Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumed characteristics of the Pledged Mortgages and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Pledged Mortgage Pool consists of one Pledged Mortgage with the following characteristics:



                                                     ORIGINAL TERM   REMAINING TERM
      PRINCIPAL                       NET MORTGAGE    IN MATURITY     TO MATURITY
       BALANCE        MORTGAGE RATE       RATE        (IN MONTHS)     (IN MONTHS)
  -----------------   -------------   ------------   -------------   --------------
      $                        %              %



(ii) the Pledged Mortgages prepay at the specified constant Prepayment Assumptions, (iii) no defaults in the payment by Mortgagors of principal of and interest on the Pledged Mortgages are experienced, (iv) scheduled payments on the Pledged Mortgages are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (v) prepayments are allocated as described herein without giving effect to loss and delinquency tests, (vi) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Pledged Mortgages and are received on the last day of each month, commencing in the calendar month of the Closing Date, (vii) the scheduled monthly payment for each Pledged Mortgage has been calculated based on the assumed mortgage loan characteristics described in item
(i) above such that each
such mortgage loan will amortize in amounts sufficient to repay the principal balance of such assumed mortgage loan by its remaining term to maturity, (viii) the initial Class Principal Amount, of each Class of Bonds, is as set forth on the cover page hereof and under "SUMMARY -- Securities Other than the Bonds" herein, (ix) interest accrues on each Class of Bonds at the applicable interest rate described on the cover hereof or described herein, (x) payments in respect
of the Bonds are received in cash on the   th day of each month commencing in
the calendar month following the Closing Date, (xi) the closing date of the sale
of the Bonds is             , 199 , (xii) Redwood Trust is not required to
purchase or substitute for any Pledged Mortgage and (xiii) [the Master Servicer or the Company does not exercise any option to purchase any Pledged Mortgages described herein under "--Optional Purchase of Defaulted Loans"] and the Issuer does not exercise any option to redeem the Bonds as described herein under "-- Redemption at the Option of the Issuer." While it is assumed that each of the Pledged Mortgages prepays at the specified constant Prepayment Assumptions, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual Pledged Mortgages which will be delivered to the Bond Trustee and characteristics of the Pledged Mortgages assumed in preparing the tables herein.



     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relevant to the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Pledged Mortgages. A 100% Prepayment Assumption assumes a Constant
Prepayment Rate ("CPR") of      % per annum of the then outstanding principal
balance of such mortgage loans in the first month of the life of the mortgage
loans and an additional      % per annum in each month thereafter until the
month. Beginning in the month and in each month thereafter during the life of
such mortgage loans, a 100% Prepayment Assumption assumes a CPR of      % per
annum each month. As used in the tables below, a      % Prepayment Assumption
assumes a prepayment rate equal to      % of the Prepayment Assumption.
Correspondingly, a      % Prepayment Assumption assumes a prepayment rate equal
to      % of the Prepayment Assumption, and so forth.



OPTIONAL PURCHASE OF DEFAULTED LOANS



     The Master Servicer or the Company may, at its option, purchase from the
Issuer any Pledged Mortgage which is delinquent in payment by      days or more.
Any such purchase will be at a price equal to 100% of the Stated Principal Balance of such Pledged Mortgage plus accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the related Mortgagor or advanced to the first day of the month in which such amount is to be distributed.



WEIGHTED AVERAGE LIVES OF THE BONDS



     The weighted average life of a Bond is determined by (a) multiplying the amount of the reduction, if any, of the Class Principal Amount of such Bond on each Payment Date by the number of years from the date of issuance to such Payment Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Principal Amount of such Bond referred to in clause (a).



     For a discussion of the factors which may influence the rate of payments (including prepayments) of the Pledged Mortgages, see "RISK FACTORS -- Yield, Prepayment and Maturity Risks" herein and "RISK FACTORS -- Prepayment and Yield Considerations" in the Prospectus.



     In general, the weighted average lives of the Bonds will be shortened if the level of prepayments of principal of the Pledged Mortgages increases. However, the weighted average lives of the Bonds will depend upon a variety of other factors, including the timing of changes in such rate of principal payments and the priority sequence of distributions of principal of the Classes of Bonds. See "DESCRIPTION OF THE BONDS -- Principal" herein.



     The interaction of the foregoing factors may have different effects on the Senior Bonds and the Subordinated Bonds [and the Residual Bonds] and the effects on any Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any Class of Bonds. Further, to the extent the prices of the Bonds represent discounts or premiums to their respective original Class Principal Amounts, variability in the weighted average lives of such Classes of Bonds will result in variability in the related yields to maturity. For an example of how the weighted average lives of the Classes of Bonds may be affected at various constant Prepayment Assumptions, see the Decrement Tables below.



DECREMENT TABLES



     The following tables indicate the percentages of the initial Class Principal Amounts of the Classes of Bonds that would be outstanding after each of the dates shown at various constant Prepayment Assumptions and the corresponding weighted average lives of such Classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the Pledged Mortgages will have the characteristics assumed, (ii) all of the Pledged Mortgages will prepay at the constant Prepayment Assumptions specified in the tables or at any constant Prepayment Assumption or (iii) all of the Pledged Mortgages will prepay at the same rate. Moreover, the diverse remaining terms to maturity of the Pledged Mortgages could produce slower or faster principal payments than indicated in the tables at the specified constant Prepayment Assumptions, even if the weighted average remaining term to maturity of the Pledged Mortgages is consistent with the remaining terms to maturity of the Pledged Mortgages specified in the Structuring Assumptions.



             PERCENT OF INITIAL CLASS PRINCIPAL AMOUNTS OUTSTANDING



                               [DECREMENT TABLES]



REDEMPTION AT THE OPTION OF THE ISSUER



     The Bonds may be redeemed in whole, but not in part, at the Issuer's option, on any Payment Date on or after the earlier of (a) years after the initial issuance of the Bonds and (b) the Payment Date on which the sum of (i) the Senior Class Principal Amount (ii) the Subordinated Class Principal Amount and [(iii) the Residual Class Principal Amount, after giving effect to payments
to be made on such Payment Date, is      % or less of the aggregate of the
Stated Principal Balances of the Pledged Mortgages as of the Cut-off Date, at a redemption price equal to 100% of the unpaid principal amount of such Bonds (including, in the case of the Subordinated Bonds, any unpaid Subordinated Principal Carryover Shortfall), plus accrued and unpaid interest at the applicable Bond Interest Rate through the month preceding the month in which such optional redemption date occurs. The Bonds are not otherwise subject to call or redemption at the option of the Issuer nor are they subject to special redemption. See "DESCRIPTION OF THE BONDS -- Redemption at the Option of the Issuer" in the Prospectus.



     Notice of any redemption to be made at the option of the Issuer must be given by the Issuer to the Bond Trustee not less than 30 days prior to the redemption date and must be mailed by the Issuer or the Bond Trustee to affected Bondholders at least ten days prior to the redemption date.



CONTROLLING CLASS UNDER THE INDENTURE



     For the purposes described in the Prospectus under the headings "The Indenture -- Modification of Indenture," "-- Events of Default" and "Rights Upon Event of Default," the "Controlling Class" shall be the Class A-1 Bondholders or, if the Class A-1 Bonds are no longer outstanding, the Class B-1 Bondholders.



                               CREDIT ENHANCEMENT



     Credit enhancement for the Senior Bonds will be provided by the Subordinated Bonds, [by the Residual Bonds] and by the Bond Insurance Policy (as defined herein). [Credit enhancement for the Subordinated Bonds will be provided by the Residual Bonds.]

SUBORDINATION



     The rights of holders of the Subordinated Bonds [and the Residual Bonds] to receive payments with respect to the Pledged Mortgages will be subordinated to such rights of the holders of the Senior Bonds [and the rights of the holders of the Residual Bonds will be subordinated to such rights of the holders of the Subordinated Bonds, in each case only to the extent described herein.]



     The subordination of the Subordinated Bonds [and the Residual Bonds] to the Senior Bonds [and the further subordination of the Residual Bonds to the Subordinated Bonds] are each intended to increase the likelihood of timely receipt by the holders of Bonds with higher relative payment priority of the maximum amount to which they are entitled on any Payment Date and to provide such holders protection against losses resulting from defaults on Pledged Mortgages to the extent described herein. [However, the amount of protection afforded the Subordinated Bondholders by subordination of the Residual Bonds may be exhausted and Shortfalls in payments on the Subordinated Bonds could result. Any losses realized on the Pledged Mortgages in excess of the protection afforded by the Residual Bonds will result in losses on the Subordinated Bonds.] See "DESCRIPTION OF THE BONDS -- Priority of Payments and Allocation of Shortfalls" herein.



THE BOND INSURANCE POLICY



                   [DESCRIPTION OF THE BOND INSURANCE POLICY]



THE INSURER



                          [DESCRIPTION OF THE INSURER]



                             SECURITY FOR THE BONDS



GENERAL



     The Bonds will be secured by assignments to the Bond Trustee of collateral consisting of (i) the Pledged Mortgages, (ii) funds on deposit in the Bond Account and the Distribution Account, (iii) the Issuer's rights under the Master Servicing Agreement, (iv) [the Issuer's rights under any Servicing Agreement,]
(v) the Issuer's rights under the Mortgage Loan Purchase Agreement (as defined herein), and (vi) the proceeds of all of the foregoing.



THE PLEDGED MORTGAGES



     The Bonds will be secured by a pool (the "Pledged Mortgage Pool") of -year conventional mortgage loans secured by first liens on one- to four-family residential properties (each, a "Mortgaged Property"). None of the Pledged Mortgages will be guaranteed by any governmental agency. All of the Pledged Mortgages will have been deposited with the Issuer by the Company which, in turn, will have acquired them from Redwood Trust pursuant to an agreement (the "Mortgage Loan Purchase Agreement") between the Company and Redwood Trust. All of the Pledged Mortgages will have been acquired by Redwood Trust in the ordinary course of its business and substantially in accordance with the underwriting criteria specified herein.



     GENERAL. Under the Mortgage Loan Purchase Agreement, Redwood Trust will make certain representations, warranties and covenants to the Company relating to, among other things, the due execution and enforceability of the Mortgage Loan Purchase Agreement and certain characteristics of the Pledged Mortgages and, subject to the limitations described below under " -- Assignment of Pledged Mortgages," will be obligated to purchase or substitute a similar mortgage loan for any Pledged Mortgage as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. See "MORTGAGE LOAN PROGRAM -- Representations by Sellers; Repurchases" in the Prospectus. Under the Deposit Trust Agreement, the Company will assign all of its rights under the Mortgage Loan Purchase Agreement to the Issuer. Under the Indenture, the Issuer will pledge all its right, title and interest in and to such representations, warranties and covenants (including Redwood Trust's purchase obligation) to the Bond Trustee for the benefit of the Bondholders. The Issuer will make no representations or warranties with respect to the Pledged Mortgages and will have no obligation to repurchase or substitute Pledged Mortgages with deficient documentation or which are otherwise defective. The obligations of Redwood Trust with respect to the Bonds are limited to Redwood Trust's obligation to purchase or substitute Pledged Mortgages with deficient documentation or which are otherwise defective under the Mortgage Loan Purchase Agreement.



     Certain information with respect to the Pledged Mortgage Pool is set forth below. Prior to the Closing Date, Pledged Mortgages may be removed from the collateral and other Pledged Mortgages may be substituted therefor. The Issuer believes that the information set forth herein with respect to the Pledged Mortgages as presently constituted is representative of the characteristics of the Pledged Mortgages as they will be constituted at the Closing Date, although certain characteristics of the Pledged Mortgages in the Pledged Mortgage Pool may vary. Unless otherwise indicated, information presented below expressed as a percentage (other than rates of interest) are approximate percentages based on the Stated Principal Balances of the Pledged Mortgages as of the Cut-off Date.



     As of the Cut-off Date, the aggregate of the Stated Principal Balances of
the Pledged Mortgages is expected to be approximately $          (the "Cut-off
Date Pool Principal Balance"). [The Pledged Mortgages provide for the amortization of the amount financed over a series of substantially equal monthly payments.] All of the Pledged Mortgages provide for payments due on the first day of each month (the "Due Date"). At origination, substantially all of the
Pledged Mortgages had stated terms to maturity of      years. Scheduled monthly
payments made by the Mortgagors on the Pledged Mortgages ("Scheduled Payments") either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. [Mortgagors may prepay their Pledged Mortgages at any time without penalty.]



     Each Pledged Mortgage will bear interest at a [fixed][adjustable] Mortgage Rate. [Each Pledged Mortgage will bear interest at a Mortgage Rate, subject to annual adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date"), equal to the sum, rounded
to the nearest             of one percentage point (     %), of (i)
(the "Index") as made available by the             and most recently available
as of      days prior to the Adjustment Date and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Margin") provided, however, that the Mortgage Rate will not increase or decrease by more than percentage points
(     %), except for
Pledged Mortgages, representing approximately      % of the Cut-off Date Pool
Principal Balance which will not increase or decrease by more than
percentage points (     %), on the first Adjustment Date or more than
percentage points (     %) on any Adjustment Date thereafter (the "Periodic Rate
Cap"). The Index with respect to any Bond Interest Rate and any Payment Date shall be the Index in effect as of the first day of the month preceding the month in which such Payment Date occurs.]



     [All of the Pledged Mortgages provide that over the life of the Pledged Mortgage the Mortgage Rate will in no event increase by more than the Mortgage Rate fixed at origination plus a fixed number of percentage points specified in the related Mortgage Note (such rate, the "Maximum Rate"). None of the Pledged Mortgages are subject to minimum Mortgage Rates. Effective with the first payment due on a Pledged Mortgage after each related Adjustment Date, the Scheduled Payment will be adjusted to an amount which will pay interest at the adjusted rate and fully amortize the then-outstanding principal balance of the Pledged Mortgage over its remaining term. If the Index ceases to be published or is otherwise unavailable, the Master Servicer will select an alternative index based upon comparable information.]



     Each Pledged Mortgage is, by its terms, assumable in connection with a transfer of the related Mortgaged Property if the proposed transferee submits certain information to the Master Servicer required to enable it to evaluate the transferee's ability to repay the Pledged Mortgage and if the Master Servicer reasonably determines that the security for the Pledged Mortgage would not be impaired by the assumption. See "RISK FACTORS" herein and in the Prospectus.



     Each Pledged Mortgage was originated on or after             , 19  .

     The latest stated maturity date of any Pledged Mortgage is             ,
20  . The earliest stated maturity date of any Pledged Mortgage is             ,
20  .



     [As of the Cut-off Date, no Pledged Mortgage was delinquent more than days.]



     [None of the Pledged Mortgages are subject to buydown agreements.] [No Pledged Mortgage provides for deferred interest or negative amortization.]



     No Pledged Mortgage had a Loan-to-Value Ratio at origination of more than %. [Except for
Pledged Mortgages, representing approximately      % of the Cut-off Date Pool
Principal Balance,] each Pledged Mortgage with a Loan-to-Value Ratio at origination of greater than 80% is covered by a primary mortgage insurance policy (each a "Primary Mortgage Insurance Policy") issued by a mortgage insurance company acceptable to the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or any nationally recognized statistical rating organization, which policy provides coverage of a portion of the original principal balance of the related Pledged Mortgage equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Pledged Mortgage over 75% of the lesser of the appraised value and selling price of the related Mortgage Property and the denominator of which is the original principal balance of the related Pledged Mortgage, plus accrued interest thereon and related foreclosure expenses. No such Primary Mortgage Insurance Policy will be required with respect to any such Pledged Mortgage after the date on which the related Loan-to-Value Ratio is 80% or less or, based on a new appraisal, the principal balance of such Pledged Mortgage represents 80% or less of the new appraised value. See " -- Underwriting Standards" herein.



     The "Loan-to-Value Ratio" of a Pledged Mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Pledged Mortgage at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Pledged Mortgage, or
(b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Pledged Mortgages.

     The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Pledged Mortgages. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal Balance of the Pledged Mortgages as of the Cut-off Date and have been rounded in order to total 100%.



                               ORIGINAL LOAN-TO-VALUE RATIOS(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
           ORIGINAL LOAN-TO-VALUE RATIOS(%)              MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) The weighted average original Loan-to-Value Ratio of the Pledged Mortgages
    is expected to be approximately   %.



                                 ORIGINAL TERMS TO MATURITY(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
          ORIGINAL TERM TO MATURITY (MONTHS)             MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) As of the Cut-off Date, the weighted average remaining term to maturity of
    the Pledged Mortgages is expected to be approximately        months.

                         CURRENT PLEDGED MORTGAGE PRINCIPAL BALANCE(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
 RANGE OF CURRENT PLEDGED MORTGAGE PRINCIPAL BALANCES    MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) As of the Cut-off Date, the average current Pledged Mortgages principal
    balance is expected to be approximately $          .



                                   CURRENT MORTGAGE RATES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
               CURRENT MORTGAGE RATES(%)                 MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Pledged
    Mortgages is expected to be approximately   % per annum.

                                 PURPOSE OF PLEDGED MORTGAGES
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                     LOAN PURPOSE                        MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Purpose................................................                $                    %
Refinance (Rate or Term)...............................
Refinance (Cash-out)...................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====



                         STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                         STATE                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

Other(1)...............................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) Other includes   other states, and the District of Columbia, with under   %
    concentrations individually. No more than approximately   % of the Pledged
    Mortgages will be secured by Mortgaged Properties located in any one postal zip code area.



                              DOCUMENTATION FOR PLEDGED MORTGAGES
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                    TYPE OF PROGRAM                      MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Full...................................................                $                    %
Alternative............................................
Reduced................................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====



                                      OCCUPANCY TYPES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                    OCCUPANCY TYPE                       MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Primary Home...........................................                $                    %
Investor...............................................
Second Home............................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) Based upon representations of the related Mortgagors at the time of origination.

                                         PROPERTY TYPE
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                     PROPERTY TYPE                       MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
Single Family..........................................                $                    %
Planned Unit Development
Condominium............................................
2-4 Units..............................................
                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====



                                   MAXIMUM MORTGAGE RATES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                   LIFETIME CAPS(%)                      MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) As of the Cut-off Date, the weighted average Lifetime Cap of the Pledged
    Mortgages is expected to be approximately   % per annum.



                                           MARGIN(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                        MARGIN                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) As of the Cut-off Date, the weighted average margin of the Pledged Mortgages
    is expected to be approximately   %.

                              NEXT NOTE RATE ADJUSTMENT DATES(1)
-----------------------------------------------------------------------------------------------
                                                                       AGGREGATE
                                                         NUMBER OF     PRINCIPAL     PERCENT OF
                                                          PLEDGED       BALANCE       MORTGAGE
                        MONTHS                           MORTGAGES    OUTSTANDING       POOL
-------------------------------------------------------  ---------    -----------    ----------
                                                                       $                    %

                                                            ---        --------         ----
     Total.............................................                $                    %
                                                            ===        ========         ====


---------------

(1) As of the Cut-off Date, the weighted average months to the next Adjustment
    Date of the Pledged Mortgages was approximately   months.



THE INDEX



                             [DESCRIPTION OF INDEX]



ASSIGNMENT OF THE PLEDGED MORTGAGES



     Pursuant to the Indenture, the Issuer on the Closing Date will pledge, transfer, assign, set over and otherwise convey without recourse to the Bond Trustee in trust for the benefit of the Bondholders all right, title and interest of the Issuer in and to each Pledged Mortgage and all right, title and interest in and to all other assets included in the Collateral, including all principal and interest received on or with respect to the Pledged Mortgages, exclusive of principal and interest due on or prior to the Cut-off Date.



     In connection with such transfer and assignment, the Issuer will deliver or cause to be delivered to the Bond Trustee, or a custodian for the Bond Trustee, among other things, the original promissory note (the "Mortgage Note") (and any modification or amendment thereto) endorsed in blank without recourse, the original instrument creating a first lien on the related Mortgaged Property (the "Mortgage") with evidence of recording indicated thereon, an assignment in recordable form of the Mortgage, the title policy with respect to the related Mortgaged Property and, if applicable, all recorded intervening assignments of the Mortgage and any riders or modifications to such Mortgage Note and Mortgage (except for any such document not returned from the public recording office, which will be delivered to the Bond Trustee as soon as the same is available to the Issuer) (collectively, the "Mortgage File"). [Assignments of the Pledged Mortgages to the Bond Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states such as California where, in the opinion of counsel, such recording is not required to protect the Bond Trustee's interest in the Pledged Mortgages against the claim of any subsequent transferee or any successor to or creditor of the Issuer.]



     The Bond Trustee will review each Mortgage File within      days of the
Closing Date (or promptly after the Bond Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any document in a Mortgage File is found to be missing or defective in a material respect and the
Issuer does not cure such defect within      days of notice thereof from the
Bond Trustee (or within such longer period not to exceed      days after the
Closing Date as provided in the Mortgage Loan Purchase Agreement in the case of missing documents not returned from the public recording office), Redwood Trust will be obligated to purchase the related Pledged Mortgage. Rather than purchase the Pledged Mortgage as provided above,

Redwood Trust may remove such Pledged Mortgage (a "Deleted Pledged Mortgage") from the Collateral and substitute in its place another mortgage loan (a "Replacement Pledged Mortgage"). Any Replacement Pledged Mortgage generally will, on the date of substitution, among other characteristics set forth in the Mortgage Loan Purchase Agreement, (i) have a principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of,
and not more than      % less than, the Stated Principal Balance of the Deleted
Pledged Mortgage (the amount of any shortfall to be deposited in the Bond Account by Redwood and held for distribution to the Bondholders on the related Payment Date (a "Substitution Adjustment Amount")), (ii) have a Mortgage Rate
not lower than, and not more than    % per annum higher than, that of the
Deleted Pledged Mortgage, (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Pledged Mortgage, (iv) have a remaining term to maturity not
greater than (and not more than           less than) that of the Deleted Pledged
Mortgage, and (v) comply with all of the representations and warranties set forth in the Mortgage Loan Purchase Agreement as of the date of substitution. This cure, purchase or substitution obligation constitutes the sole remedy available to Bondholders or the Bond Trustee for omission of, or a material defect in, a Pledged Mortgage document. Notwithstanding anything contained herein to the contrary, no Replacement Pledged Mortgage may be substituted for a Deleted Pledged Mortgage at any time after two (2) years after the Closing Date.



UNDERWRITING STANDARDS



     All of the Pledged Mortgages have been purchased by Redwood Trust in the ordinary course of business directly from banks, savings and loan associations, mortgage bankers and other mortgage loan originators (each, an "Originator") or in the secondary market. Redwood Trust approves individual institutions as eligible Originators after an evaluation of certain criteria, including the Originator's mortgage origination and servicing experience and financial stability. Each Originator and/or the entity from which Redwood Trust purchased the Pledged Mortgages will represent and warrant that all Pledged Mortgages originated and/or sold by it will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination.



     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts. See "MORTGAGE LOAN PROGRAM -- Underwriting Standards" in the Prospectus.



                       SERVICING OF THE PLEDGED MORTGAGES



THE MASTER SERVICER



                 will act as Master Servicer. The principal executive offices of
          are located at             .



     The Master Servicer will be responsible for servicing the Pledged Mortgages in accordance with the terms set forth in the Master Servicing Agreement. The Master Servicer intends to perform its servicing obligations under the Master Servicing Agreement through one or more servicers each, a "Servicer"). On or prior to the Closing Date, the Master Servicer will enter into or be assigned a mortgage servicing agreement (each, a "Servicing Agreement") with each Servicer pursuant to which such Servicer will perform certain servicing functions with respect to the Pledged Mortgages. The Master Servicer will administer and supervise the performance of each Servicer, who may in turn be administering and supervising the performance of the subservicers of the Pledged Mortgages. Notwithstanding any such servicing arrangements, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement.



SERVICING AND COLLECTION PROCEDURES



     On or prior to the Closing Date, the Master Servicer will enter into a separate Servicing Agreement with each Servicer to perform, as independent contractor, servicing functions for the Master Servicer subject to its supervision. Such servicing functions include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of certain insurance claims and, if necessary, foreclosure. The Master Servicer may permit Servicers to contract with subservicers to perform some or all of the Servicer's servicing duties, but the Servicers will not thereby be released from their obligations under the Servicing Agreement. The Master Servicer also may enter into sub-servicing agreements directly with an affiliate of a Servicer or permit a Servicer to transfer its servicing rights and obligations to a third party. In such instances, the affiliate or third party, as the case may be, will perform servicing functions comparable to those normally performed by the Servicer as described above, and the Servicer will not be obligated to perform such servicing functions. When used herein with respect to servicing obligations, the term Servicer includes any such affiliate or third party. The Master Servicer may perform certain supervisory functions with respect to servicing by the Servicer directly or through an agent or independent contractor and the Master Servicer will be responsible for administering and servicing the Pledged Mortgages pursuant to the Master Servicing Agreement.



     On or before the Closing Date, the Master Servicer will establish one or more accounts (the "Bond Account") into which each Servicer will remit collections on the mortgage loans serviced by it (net of its related servicing
compensation). For purposes of the Master Servicing Agreement,           , as
Master Servicer, will be deemed to have received any amounts with respect to the Pledged Mortgages that are received by a Servicer regardless of whether such amounts are remitted by the Servicer to the Master Servicer. The Master Servicer has reserved the right to remove the Servicer servicing any Pledged Mortgage at any time and will exercise that right if it considers such removal to be in the best interest of the Bondholders. In the event that the Master Servicer removes a Servicer, the Master Servicer will continue to be responsible for servicing the related Pledged Mortgages.



FORECLOSURE, DELINQUENCY AND LOSS EXPERIENCE



     The following table summarizes the delinquency, foreclosure and loss experience, respectively, as of December 31, 199 , December 31, 199 and
December 31, 199 on approximately $          , $          and $          ,
respectively, in outstanding principal balance of conventional mortgage loans
master serviced by           .             commenced master servicing
conventional mortgage loans during             . The delinquency and foreclosure
percentages and the loss experience may be affected by the size and relative lack of seasoning of the servicing portfolio because many of such mortgage loans were not outstanding long enough to give rise to some or all of the indicated periods of delinquency. Accordingly, the information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the Pledged

Mortgages, and no assurances can be given that the foreclosure, delinquency and loss experience presented in the table below will be indicative of such experience on the Pledged Mortgages in the future:



                                                           AS OF           AS OF           AS OF
                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            199             199             199
                                                        ------------    ------------    ------------
Total Number of Conventional Mortgage Loans in
  Portfolio...........................................
Delinquent Mortgage Loans and Pending Foreclosures at
  Period End (1):.....................................
     30-59 days.......................................
     60-89............................................
     90 days or more (excluding foreclosures).........
     Total Delinquencies..............................
Foreclosures pending
  Total delinquencies and foreclosures pending........
Net Loss(2)...........................................


---------------

(1) As a percentage of the total number of loans master serviced.



(2) There is no material difference between gross loss and net loss.



     There can be no assurance that factors beyond the Master Servicer's control, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future. [For example, over the last several years there has been a general deterioration of the real estate market and weakening of the economy in many regions of the of the country, including California. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as collateral for loans. If the real estate market and economy continue to decline, the Master Servicer may experience an increase in delinquencies on the loans it services and higher net loss on liquidated loans.]



SERVICING COMPENSATION AND PAYMENT OF EXPENSES



     The Expense Fees with respect to the Pledged Mortgages are payable out of the interest payments on each Pledged Mortgage. The Expense Fees will vary from Pledged Mortgage to Pledged Mortgage. The rate at which the Expense Fees accrue
(the "Expense Fee Rate") will range from      % to      % per annum, in each
case of the Stated Principal Balance of the related Pledged Mortgage. As of the Cut-off Date, the weighted average Expense Fee Rate equaled approximately
     %. The Expense Fees consist of (a) master servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), (b) servicing compensation payable to the Servicers in respect of their servicing activities (the "Servicing Fee") and (c) fees payable to the Bond Trustee in respect of its activities as trustee under the Indenture. The
Master Servicing Fee will be      % per annum of the Stated Principal Balance of
each Pledged Mortgage. The Servicing Fee payable to each Servicer will vary from
Pledged Mortgage to Pledged Mortgage and will range from      % to      % per
annum, in each case of the Stated Principal Balance of the related Pledged Mortgage serviced by such Servicer. The Master Servicer is obligated to pay certain ongoing expenses associated with the Pledged Mortgages and incurred by the Master Servicer in connection with its responsibilities under the Master Servicing Agreement and such amounts will be paid by the Master Servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Pledged Mortgages, as described herein under "-- Adjustment to Master Servicing Fee and Invested Amount in Connection with Certain Prepaid Pledged Mortgages." The Master Servicer or the related Servicer will also be entitled to receive late payment fees, assumption fees and other similar charges. The Master Servicer will be entitled to receive all reinvestment income earned on amounts on deposited in the Bond Account and the Distribution Account. The Net Mortgage Rate of a Pledged Mortgage is the Mortgage Rate thereof minus the related Expense Fee Rate.

ADJUSTMENT TO MASTER SERVICING FEE AND INVESTED AMOUNT IN CONNECTION WITH CERTAIN PREPAID PLEDGED MORTGAGES



     When a borrower prepays a Pledged Mortgage between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received during a calendar month will be distributed to Bondholders on the Payment Date in the month following the month of receipt. Pursuant to the Master Servicing Agreement, the Master Servicing Fee for any month may be reduced by an amount with respect to each such prepaid Pledged Mortgage sufficient to pay to Bondholders the full amount of interest to which they would be entitled in respect of such Pledged Mortgage on the related Payment Date. If shortfalls in interest as a result of prepayments in any month exceed the sum of (i) amount of the Master Servicing Fee for such month and (ii) the amounts otherwise payable on such Payment Date to the holder of the Investor Certificate as described in clauses "fifth", "sixth" and "seventh" under "DESCRIPTION OF THE
BONDS -- Priority of Payments and Allocation of Shortfalls" herein, the amount of funds available to be paid to Bondholders in respect of interest on such Payment Date will be reduced by the amount of such excess. See "DESCRIPTION OF THE BONDS -- Interest" herein.



ADVANCES



     Subject to the following limitations, the Master Servicer will be required to advance prior to each Payment Date, from its own funds, funds advanced by the related Servicer or amounts received with respect to the Pledged Mortgages that do not constitute Available Funds for such Payment Date, an amount equal to the aggregate of payments of principal of and interest on the Pledged Mortgages (net of the Master Servicing Fee and the applicable Servicing Fee with respect to the related Pledged Mortgages) which were due on the related Due Date and which were delinquent on the related Determination Date, together with an amount equivalent to interest on each Pledged Mortgage as to which the related Mortgaged Property has been acquired by the Bond Trustee through foreclosure or deed-in-lieu of foreclosure ("REO Property") (any such advance, an "Advance").



     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Bonds rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Pledged Mortgage to the extent that such Advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Pledged Mortgage. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the payment to Bondholders on the related Payment Date. [Any failure by a Servicer to advance funds as required under the related Servicing Agreement will constitute a default thereunder, in which case the Master Servicer will be obligated to make any such advance in accordance with the terms of the Master Servicing Agreement.] Any failure by the Master Servicer to make an Advance as required under the Master Servicing Agreement with respect to the Bonds will constitute a Servicing Default thereunder, in which case the Bond Trustee or the successor master servicer will be obligated to make any such Advance, in accordance with the terms of the Master Servicing Agreement. Subject to the terms of the Bond Insurance Policy, the Bond Insurance Policy will provide protection to the Senior Bondholders against any shortfall resulting from delinquencies as to which a required Advance is not made as described above or is determined to be nonrecoverable, to the extent such shortfall is not otherwise covered by Available Funds.



                                USE OF PROCEEDS



     The Issuer intends to distribute all of the net proceeds of the issuance of the Bonds to the Company which will use such proceeds to pay certain indebtedness incurred by Redwood Trust in connection with the acquisition of the Pledged Mortgages. See "USE OF PROCEEDS" in the Prospectus and "METHOD OF DISTRIBUTION" herein.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES



     For federal income tax purposes, the Trust Estate [(exclusive of the rights in respect of the Additional Collateral)] will consist of a pool of assets with respect to which an election will be made to treat such pool as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. The Class A and Class B Bonds will be designated as "regular interests" in the REMIC and the Class R [Bonds/Certificates] will represent the "residual interest" in the [upper tier/lower tier] REMIC. Accordingly, prospective investors should review the section entitled "REMIC Bonds" under "FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.



     The Class A and Class B Bonds may be treated as having been issued with original issue discount. The prepayment assumption that will be used for purposes of computing original issue discount, if any, for federal income tax purposes is a CPR of []%. No representation is made that the Mortgage Loans will, in fact, prepay at this or any other rate.



     See "FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.



                                 ERISA MATTERS



     Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Internal Revenue Code of 1986, as amended (the "Code") (any of the foregoing a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should carefully review with their legal advisors whether the purchase or holding of the Bonds could give rise to a transaction that is prohibited under ERISA or the Code or cause the Pledged Mortgages securing the Bonds to be treated as "plan assets" for purposes of regulations of the Department of Labor set forth in 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"). Prospective investors should be aware that, although certain exceptions from the application of the prohibited transaction rules and the Plan Asset Regulations exist, there can be no assurance that any such exception will apply with respect to the acquisition of the Bonds. See "ERISA MATTERS" in the Prospectus.



     If the Bonds are treated as equity for purposes of ERISA, the purchaser of the Bonds could be treated as having acquired a direct interest in the Pledged Mortgages securing the Bonds. In that event, the purchase, holding, or resale of the Bonds could result in a transaction that is prohibited under ERISA or the Code. Furthermore, regardless of whether the Bonds are treated as equity for purposes of ERISA, the acquisition or holding of the Bonds by or on behalf of a Plan could still be considered to give rise to a prohibited transaction if the Issuer, the Trustee, the Master Servicer, any Servicer or any of their respective Affiliates is or becomes a party in interest or a disqualified person with respect to such Plan. However, one or more alternative exemptions may be available with respect to certain prohibited transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the Bonds, depending in part upon the type of Plan fiduciary making the decision to acquire the Bonds and the circumstances under which such decision is made. Those exemptions include, but are not limited to: (i) Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; (ii) PTCE 91-38, regarding investments by bank collective investment funds; (iii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (iv) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers; or (v) PTCE 96-23, regarding transactions effected by in-house asset managers. Before purchasing the Bonds, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) (and not exempt under Section 4975(g)) of the Code should consult with its counsel to determine whether the conditions of any exemption would be met. A purchaser of the Bonds should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. See "ERISA MATTERS" in the Prospectus.

     Although not entirely free from doubt, the Issuer believes that the Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires the Bonds should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. [Revise per REMIC regular interests]



                             METHOD OF DISTRIBUTION



     Subject to the terms and conditions set forth in the Underwriting Agreement between the Company, Redwood Trust and the Underwriter, the Company has agreed to cause the Issuer to sell to the Underwriter, and the Underwriter has agreed to purchase from the Issuer, the Bonds. Distribution of the Bonds will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Bonds, the Underwriter may be deemed to have received compensation from the Issuer in the form of underwriting discounts.



     The Underwriter intends to make a secondary market in the Bonds, but has no obligation to do so. There can be no assurance that a secondary market for the Bonds will develop or, if it does develop, that it will continue or that it will provide Bondholders with a sufficient level of liquidity of investment. The Bonds will not be listed on any national securities exchange.



     The Company and Redwood Trust have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.



                                 LEGAL MATTERS



     The validity of the Bonds will be passed upon for the Issuer by Tobin & Tobin, a professional corporation, San Francisco, California. Certain tax matters will be passed upon by for the Issuer by Giancarlo and Gnazzo, A Professional Corporation, San Francisco, California. Brown & Wood LLP, New York, New York will act as counsel for the Underwriter.



                                    RATINGS



     It is a condition of the issuance of the Senior Bonds that they be rated
AAA by             and AAA by             (            and             ,
together, the "Rating Agencies"). It is a condition to the issuance of the
Subordinated Bonds that they be rated [AA] by             .



     The ratings assigned by             to collateralized mortgage obligations
address the likelihood of the receipt of all payments on the mortgage loans by the related bondholders under the agreements pursuant to which such bonds are
issued.             's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such bonds, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such
bonds.             's ratings on such bonds do not, however, constitute a
statement regarding frequency of prepayments of the mortgage loans.



     The ratings assigned by             to the Senior Bonds address the
likelihood of the receipt of all payments on the mortgage loans by the related Bondholders under the agreements pursuant to which such bonds are issued.
            's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such bonds, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such bonds.
            's ratings on such bonds do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.



     The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments, Bondholders may receive a lower than anticipated yield.

     The ratings assigned to the Bonds should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.



     The Issuer has not requested a rating of the Bonds by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Bonds or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Bonds could be lower than the respective ratings assigned by the Rating Agencies.

                             INDEX OF DEFINED TERMS



                                                              PAGE
                                                              ----
Adjustment Date.............................................   S-22
Advance.....................................................   S-31
Available Funds.............................................   S-14
Belgian Cooperative.........................................   S-12
Beneficial owner............................................   S-10
Bond Account.............................................S-13, S-29
Bond Distribution Amount....................................   S-14
Bond Interest Rate..........................................   S-15
Bond Owners.................................................   S-10
Bond Trustee................................................    S-3
Bonds.................................................S-1, S-3, S-9
Book-Entry Bonds............................................   S-10
CEDEL Participants..........................................   S-11
Class Principal Amount......................................   S-10
Code........................................................   S-32
Company....................................................S-3, S-9
Controlling Class...........................................   S-20
Cooperative.................................................   S-12
CPR.........................................................   S-19
Cut-off Date Pool Principal Balance.........................   S-22
Definitive Bond.............................................   S-10
Deleted Pledged Mortgage....................................   S-28
Deposit Trust Agreement.....................................    S-3
Distribution Account........................................   S-13
DTC.........................................................   S-10
Due Date....................................................   S-22
ERISA.....................................................S-5, S-32
Euroclear Operator..........................................   S-12
Euroclear Participants......................................   S-12
European Depositaries.......................................   S-10
Expense Fee Rate............................................   S-30
FHLMC.......................................................   S-23
Financial Intermediary......................................   S-10
FNMA........................................................   S-23
Index.......................................................   S-22
Indirect Participants.......................................   S-11
Insurance Proceeds..........................................   S-11
Interest Accrual Period.....................................   S-15
Interest Payment Amount.....................................   S-15
Issuer......................................................    S-3
Liquidated Pledged Mortgage.................................   S-17
Liquidation Proceeds........................................   S-14
Loan-to-Value Ratio.........................................   S-23
Management Agreement........................................    S-3
Margin......................................................   S-22
Master Servicing Fee........................................   S-30

                                                              PAGE
                                                              ----
Maximum Rate................................................   S-22
Morgan......................................................   S-12
Mortgage....................................................   S-28
Mortgage File...............................................   S-28
Mortgage Loan Purchase Agreement............................   S-21
Mortgage Note...............................................   S-28
Mortgaged Property..........................................   S-21
Net Interest Shortfall......................................   S-15
Net Interest Shortfalls.....................................   S-15
Offered Bonds........................................S-1, S-3, S-10
Original Subordinated Class Principal Amount................   S-10
Original Senior Class Principal Amount......................   S-10
Original Residual Class Principal Amount....................   S-10
Originator..................................................   S-28
Owner Trustee...............................................    S-3
Participants................................................   S-10
Payment Date...................................................S-14
Periodic Rate Cap...........................................   S-22
Plan...........................................................S-32
Plan Asset Regulations.........................................S-32
Plan Investors.................................................S-32
Pledged Mortgage Pool..........................................S-21
Pledged Mortgages...........................................   S-21
Pool Principal Balance......................................   S-16
Prepayment Assumption.......................................   S-19
Prepayment Interest Shortfall...............................   S-15
Primary Mortgage Insurance Policy...........................   S-23
PTCE........................................................   S-32
Rating Agencies...........................................S-6, S-33
Realized Loss...............................................   S-17
Record Date.................................................   S-14
Redwood Trust..............................................S-3, S-9
Relevant Depositary.........................................   S-10
Relief Act Reduction........................................   S-15
REMIC.......................................................   S-32
REO Property................................................   S-31
Replacement Pledged Mortgage................................   S-28
Residual Bonds..............................................    S-9
Residual Certificates.......................................   S-10
Residual Class Principal Amount.............................   S-10
Residual Interest Carryover Shortfall.......................   S-15
Residual Interest Payment Amount............................   S-15
Rules.......................................................   S-10
Scheduled Payments..........................................   S-22
Senior Bond Interest Rate...................................   S-15
Senior Bonds...............................................S-3, S-9
Senior Class Principal Amount...............................   S-10
Senior Interest Payment Amount..............................   S-15

                                                              PAGE
                                                              ----
Senior Percentage...........................................   S-16
Senior Principal Payment Amount.............................   S-16
Servicer....................................................   S-29
Servicing Agreement.........................................   S-29
Servicing Fee...............................................   S-30
Shortfalls..................................................   S-17
SMMEA.......................................................    S-6
Stated Principal Balance....................................   S-16
Structuring Assumptions.....................................   S-18
Subordinated Bond Interest Rate.............................   S-15
Subordinated Bonds.........................................S-3, S-9
Subordinated Class Principal Amount.........................   S-10
Subordinated Interest Carryover Shortfall...................   S-15
Subordinated Interest Payment Amount........................   S-15
Subordinated Percentage.....................................   S-16
Subordinated Principal Carryover Shortfall..................   S-16
Subordinated Principal Payment Amount.......................   S-16
Substitution Adjustment Amount..............................   S-28
Terms and Conditions........................................   S-12

                                    ANNEX I



         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES



     Except in certain limited circumstances, the globally offered Sequoia
Mortgage Trust           , Collateralized Mortgage Bonds (the "Global Bonds")
will be available only in book-entry form. Investors in the Global Bonds may hold such Global Bonds through any of The Depository Trust Company ("DTC"), CEDEL or Euroclear. The Global Bonds will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.



     Secondary market trading between investors holding Global Bonds through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).



     Secondary market trading between investors holding Global Bonds through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage bond issues.



     Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Global Bonds will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.



     Non-U.S. holders (as described below) of Global Bonds will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.



INITIAL SETTLEMENT



     All Global Bonds will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Bonds will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC (each, a "DTC Participant"). As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.



     Investors electing to hold their Global Bonds through DTC will follow the settlement practices' applicable to other collateralized mortgage bond issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.



     Investors electing to hold their Global Bonds through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Bonds will be credited to the securities custody accounts on the settlement date against payment in same-day funds.



SECONDARY MARKET TRADING



     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.



     TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior collateralized mortgage bond issues in same-day funds.



     TRADING BETWEEN CEDEL AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.



     TRADING BETWEEN DTC SELLER AND CEDEL OR EUROCLEAR PURCHASER. When Global Bonds are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or

Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Bonds against payment. Payment will include interest accrued on the Global Bonds from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Bonds. After settlement has been completed, the Global Bonds will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Bonds will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.



     CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Bonds are credited to their accounts one day later.



     As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Bonds would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Bonds were credited to their accounts. However, interest on the Global Bonds would accrue from the value date. Therefore, in many cases the investment income on the Global Bonds earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.



     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Bonds to the respective European Depository for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.



     TRADING BETWEEN CEDEL OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Bonds are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Bonds from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended valued date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use CEDEL or Euroclear and that purchase Global Bonds from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:



          (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;



          (b) borrowing the Global Bonds in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Bonds sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or



          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.



CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS



     A beneficial owner of the Global Bonds holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:



     EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of the Global Bonds that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.



     EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).



     EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are Bond Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Bond Owner or his agent.



     EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).



     U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Bond Owner of a Bond or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.



     The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the Global Bonds. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Bonds.

PROSPECTUS

MAY   , 2000


                      SEQUOIA MORTGAGE FUNDING CORPORATION

                                   DEPOSITOR

                                 $3,000,000,000
                               (AGGREGATE AMOUNT)
                         COLLATERALIZED MORTGAGE BONDS
                              (ISSUABLE IN SERIES)

 Consider carefully the
 risk factors beginning on
 page S-8 of this
 prospectus which include:


 - Yield, Prepayment and
   Maturity Risks;



 - Cash Flow
   Considerations;


 - Limited Recourse;


 - Bankruptcy and
   Insolvency Risks;


 - Risks associated with
   Book-Entry Bonds; and


 - Limited Liquidity of
   Investments.



 The Bonds are redeemable
 only under circumstances
 described herein and in
 the related prospectus
 supplement.


 Each series of bonds will
 be issued by a separate
 trust, will represent
 obligations solely of such
 trust and will not be
 insured or guaranteed by
 GNMA, FNMA or FHLMC or any
 other governmental agency
 or instrumentality, any
 affiliate of the
 Depositor, or, unless
 otherwise specified in the
 related prospectus
 supplement, any other
 person or entity.



Bonds of each series will be characterized for federal income tax purposes as debt instruments or interests in a REMIC.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              THIS PROSPECTUS RELATES TO:


- The establishment of one or more trusts to issue and sell one or more series of collateralized mortgage bonds.


THE BONDS:


- Will be collateralized by one or more of the following:


- Fixed-rate, first or junior lien mortgage loans secured by one- to four-family residential properties;


- Floating-rate, first or junior lien mortgage loans secured by one- to four-family residential properties;


- Mortgage pass-through securities issued or guaranteed by GNMA, FNMA, or FHLMC;


- Private mortgage-backed securities; or


- Any combination thereof; and


- Will receive principal payments in the manner specified in the related prospectus supplement.


                              EACH SERIES OF BONDS:


- May include one or more classes of bonds entitled to principal distributions, with disproportionate, nominal or no interest distributions or interest distributions, with disproportionate or nominal distributions;


- May include one or more classes of bonds entitled to receive principal distributions prior to other classes.


- May include one or more classes of bonds that are senior in right of payment to one or more other classes of bonds of such series; and


- Will have credit enhancement as specified in the related prospectus supplement.

                IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED


         IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT



     We tell you about the bonds in two separate documents that progressively provide more detail: (1) this prospectus, which provides general information, some of which may not apply to your series of bonds, and (2) the accompanying prospectus supplement, which describes the specific terms of your series of bonds and may be different from the information in this prospectus.



     IF THE TERMS OF YOUR SERIES OF BONDS AND ANY OTHER INFORMATION CONTAINED HEREIN VARY BETWEEN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE INFORMATION IN THE ACCOMPANYING PROSPECTUS SUPPLEMENT.



     We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.



     You can find a listing of the pages where capitalized terms used in this prospectus are defined under "Index of Defined Terms" beginning on page 75 in this prospectus.



     The underwriter may engage in transactions that stabilize, maintain, or in some way affect the price of the bonds. These types of transactions may include stabilizing the purchase of bonds to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, please read the section entitled "Plan of Distribution" in this prospectus.



                      WHERE YOU CAN FIND MORE INFORMATION



     Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC" OR "COMMISSION"), including annual, quarterly and special reports, proxy statements and other information. You can read and copy these documents at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, NW, Room 1024, Washington, DC 20549. You can also copy and inspect such reports, proxy statements and other information at the following regional offices of the SEC:



New York Regional Office                    Chicago Regional Office
Seven World Trade Center                    Citicorp Center
Suite 1300                                  500 West Madison Street, Suite 1400
New York, NY 10048                          Chicago, Illinois 60661



     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SEC filings are also available to the public on the SEC's web site at http://www.sec.gov.



     The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of the accompanying prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information.



     This prospectus and the accompanying prospectus supplement are part of a registration statement filed by the Depositor with the SEC (Registration No. 333-22681). You may request a free copy of any of the above filings by writing or calling:


                                          SEQUOIA MORTGAGE FUNDING CORPORATION


                                          591 REDWOOD HIGHWAY, SUITE 3120


                                          MILL VALLEY, CA 94941


                                          (415) 389-7373

     You should rely only on the information provided in this prospectus or the accompanying prospectus supplement or incorporated by reference herein. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus or the accompanying prospectus supplement is accurate as of any date other than the date on the cover page of this prospectus or the accompanying prospectus supplement or that the information incorporated by reference herein is accurate as of any date other than the date stated therein.

                                    SUMMARY


     This summary highlights selected information from this prospectus and does not contain all the information that you need to consider in making your investment decision. Please read this entire prospectus carefully for additional information about the offered bonds.



                                 OFFERED BONDS



     Each trust will issue collateralized mortgage bonds, in such designations and classes as set forth in the prospectus supplement.



     We refer you to "Description of the Bonds" in this prospectus and in the related prospectus supplement for more information.



                                  DESIGNATIONS



Senior bonds --            such classes of bonds as
                           are supported by one or
                           more subordinated
                           classes of bonds, as set
                           forth in the prospectus
                           supplement
Subordinated bonds --      such classes of bonds as
                           are subordinated to
                           senior classes of bonds,
                           as set forth in the
                           prospectus supplement
Offered bonds --           those classes of bonds
                           as set forth in the
                           prospectus supplement



     We refer you to "Description of the Bonds" in this prospectus and in the related prospectus supplement for more information.



                                  BOND ISSUER



     The bond issuer with respect to each series of bonds will be a statutory business trust under the laws of the State of Delaware and will be established by Sequoia Mortgage Funding Corporation by the deposit trust agreement, as defined in this prospectus, for the sole purpose of issuing the bonds and the investor certificate. Sequoia Mortgage Funding Corporation is a wholly owned limited purpose finance subsidiary of Redwood Trust, Inc., a Maryland corporation. Redwood Trust will be the manager of the issuer pursuant to a management agreement entered into with the issuer. None of Redwood Trust, Sequoia Mortgage Funding Corporation nor any of their respective affiliates, has guaranteed or is otherwise obligated with respect to payment of the bonds, and no other person or entity other than the issuer is obligated to pay the bonds.



     We refer you to "The Issuer" in this prospectus and in the related prospectus supplement for more information.



                                  BOND TRUSTEE



     The bonds will be issued pursuant to the indenture between the issuer and a financial institution qualified to act as the indenture trustee, such trustee to be named in the prospectus supplement.



                                 OWNER TRUSTEE



     The owner trustee will be a financial institution qualified to act as owner trustee of a statutory business trust under the laws of the State of Delaware, such owner trustee to be named in the prospectus supplement.



                                MASTER SERVICER



     The entity or entities named as master servicer in the related prospectus supplement will act as master servicer with respect to all of the pledged mortgages securing a series of bonds pursuant to an agreement among the master servicer, the related issuer and the related bond trustee.



     The mortgages pledged as collateral will be serviced pursuant to a master servicing agreement among the issuer, the bond trustee and the master servicer.



     We refer you to "Servicing of the Pledged Mortgages" in this prospectus and in the related prospectus supplement for more information.



                                SPECIAL SERVICER



     If specified in the related prospectus supplement, Sequoia Mortgage Funding Corporation may appoint a special servicer for the related series of bonds.



     We refer you to "Servicing of the Pledged Mortgages--Special Servicing Agreement" in this prospectus and in the related prospectus supplement for more information.

                              PRIORITY OF PAYMENTS



     Payment of principal and interest on bonds of a series will be allocated among the classes of bonds of such series on the payment dates and in the manner specified in the related prospectus supplement. One or more classes of bonds of a series may be subordinated in the right to receive payments of principal and interest to one or more other classes of bonds of such series.



     We refer you to "Description of the Bonds--General" in this prospectus and in the related prospectus supplement for more information.



                              PAYMENTS OF INTEREST



     Each class of bonds of a series will bear interest at the rate, or determined in the manner, set forth for such class in the related prospectus supplement. Interest on a series of bonds or on a class of bonds within a series may accrue at a fixed rate, a variable rate or a combination thereof, as specified in the related prospectus supplement.



     We refer you to "Description of the Bonds -- Interest" in this prospectus and in the related prospectus supplement for more information.



                             PAYMENTS OF PRINCIPAL



     Each class of bonds of a series will receive principal payments on each payment date, in the manner set forth for such class in the related prospectus supplement. One or more classes of bonds of a series may be subordinated in the right to receive payments of principal to one ore more other classes of bonds of such series, as specified in the related prospectus supplement. All payments of principal on bonds of a particular class will be applied on a pro rata basis among all bonds of such class, unless otherwise specified in the related prospectus supplement.



     We refer you to "Description of the Bonds -- Principal" in this prospectus and in the related prospectus supplement for more information.



                                STATED MATURITY



     The stated maturities for the classes of bonds comprising a series are the dates determined by Sequoia Mortgage Funding Corporation to fall within a specified period after the dates on which the bonds of each such class will be fully paid assuming:



     - Timely receipt of payments, with no prepayments, on the mortgage collateral securing the bonds;



     - If applicable, such scheduled payments are, upon deposit in the bond account, reinvested at a rate specified in the related prospectus supplement;



     - No mortgage collateral is substituted by the issuer or the seller for any of the mortgage collateral initially pledged to secure the bonds of a series; and



     - If applicable, no portion of the spread is applied to the payment of the bonds, unless the related prospectus supplement provides otherwise, in which event such stated maturities will be based on assumption specified in the related prospectus supplement.



     Holders of one or more classes of bonds of a series may have the right, at their option, to receive full payment in respect of such bonds prior to the stated maturity, if so provided in the related prospectus supplement.



     We refer you to "Description of the Bonds--Stated Maturity" in this prospectus and in the related prospectus supplement for more information.



                            REDEMPTION OF THE BONDS



     - SPECIAL REDEMPTION OF BONDS



     The bonds of each series may be subject to special redemption as specified in the related prospectus supplement. Pursuant to a special redemption, the issuer will be required to redeem, on the dates specified in the related prospectus supplement, at 100% of their unpaid original amount, plus accrued interest, outstanding bonds of a series or class at the determination of the bond trustee.



     We refer you to "Description of the Bonds--Special Redemption" in this prospectus and in the related prospectus supplement for more information.



     - OPTIONAL REDEMPTION OF THE BONDS



     The bonds of each series may be subject to redemption at the option of the issuer if so provided in the related prospectus supplement.

     We refer you to "Description of the Bonds--Optional Redemption" in this prospectus and in the related prospectus supplement for more information.



                             SECURITY FOR THE BONDS



     The security for a series of bonds may consist of:



     - pledged mortgages



     - a pool of conventional, loans secured by first or junior mortgages or deeds of trust on one-to four-family residential properties. The pledged mortgages may include cooperative apartment loans secured by security interests in shares issued by private, nonprofit, cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific units in such cooperatives' buildings;



     - securities issued and guaranteed by governmental agencies such as GNMA, FNMA and FHLMC;



     - private mortgage-backed securities; and



     - any combination of the above.



     We refer you to "Security for the Bonds" in this prospectus and in the related prospectus supplement for more information.



                         BOND AND DISTRIBUTION ACCOUNTS



     All scheduled monthly principal and interest payments and all prepayments received with respect to the mortgage collateral for a series of bonds, other than amounts not required to be remitted to the bond trustee, such as amounts retained by the master servicer, any servicer or any subservicer of the pledged mortgages as servicing compensation, to pay insurance premiums or to reimburse the master servicer or any servicer for advances it has made, will be remitted to an account to be established as an eligible account on the closing date for the sale of such series of bonds.



     On or prior to the closing date, the bond trustee will establish a distribution account which shall be an eligible account maintained with the bond trustee for the benefit of the bondholders of the related series. On or prior to a date specified in the related prospectus supplement and preceding each related payment date, the master servicer will withdraw from the bond account the amount to be distributed to bondholders on such payment date, to the extent of funds available, and will deposit such amount in the distribution account.



     We refer you to "Security for the Bonds--Bond and Distribution Accounts" in this prospectus and in the related prospectus supplement for more information.



                              PRE-FUNDING ACCOUNTS



     If so specified in the related prospectus supplement, the assets of the issuer will include the funds on deposit in an account, which will be used to purchase additional mortgage collateral during a period specified in such prospectus supplement.



     We refer you to "Security for the Bonds--Pre-Funding Accounts" in this prospectus and in the related prospectus supplement for more information.


                               CREDIT ENHANCEMENT


     The mortgage collateral securing a series of bonds or the bonds of one or more classes in the related series may have the benefit of one or more types of credit enhancement, as specified in the related prospectus supplement. In addition, one or more classes of bonds of a series may be guaranteed as to payment of principal and interest by a third party insurer or guarantor. Credit enhancement could consist of any one or more of the following:



     - subordination of one or more classes of bonds to one or more classes of Senior bonds;



     - reserve funds;



     - mortgage pool insurance policy;



     - special hazard insurance policy;



     - bankruptcy bond;



     - bond insurance polices, surety bonds and guarantees;



     - letter of credit;



     - over-collateralization;



     - cross-collateralization;



     - minimum principal payment agreement;

     - derivative arrangements; and



     - any combination of the above.



     We refer you to "Credit Enhancement" in this prospectus and in the related prospectus supplement for more information.



                                    ADVANCES



     The master servicer and each servicer may be obligated to make advances of cash which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The master servicer's and each servicer's obligation may be subject to limitations as specified in the related prospectus supplement. In the event the master servicer or servicer fails to make a required advance, the bond trustee may be obligated to advance such amounts otherwise required to be advanced by the master servicer or servicer.



     We refer you to "Servicing of Mortgage Loans -- Advances" in this prospectus and in the related prospectus supplement for more information.



                                  BOND RATING



     It will be a condition to the issuance of the securities offered hereby that they be rated in one of the four highest rating categories by at least one rating agency as identified in the prospectus supplement. The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. A security rating does not address the frequency of prepayments on the mortgage loans or the corresponding effect on yield to investors. The rating should not be deemed a recommendation to purchase, hold or sell the securities, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the security, and the ratings may be lowered or withdrawn.



     We refer you to "Summary of Terms -- Ratings" in this prospectus and in the related prospectus supplement for more information.



                        FEDERAL INCOME TAX CONSEQUENCES



     A series of bonds may be treated as debt for federal income tax purposes, and interest, including original issue discount with respect to any class of such bonds issued with original issue discount, will be taxable to nonexempt bondholders.



     Alternatively, the depositor may elect to have a series of bonds issued in a REMIC structure, with one or more classes of regular and residual interests.



     We refer you to "Federal Income Tax Consequences" in this prospectus and in the related prospectus supplement for more information.



                                LEGAL INVESTMENT



     So long as any class of bonds is rated in one of the two highest ratings categories by at least one nationally recognized statistical rating agency, such class of bonds will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984.



     We refer you to "Legal Investment" in this prospectus and in the related prospectus supplement for more information.



                              ERISA CONSIDERATIONS



     A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or section 4975 of the Internal Revenue Code of 1986, as amended, should carefully review with its legal advisors whether the purchase or holding of bonds could give rise to a transaction prohibited or not otherwise permissible under applicable law.



     We refer you to "ERISA Considerations" in this prospectus and in the related prospectus supplement for more information.

                                  RISK FACTORS


     INVESTORS SHOULD CONSIDER THE FOLLOWING FACTORS IN CONNECTION WITH THE PURCHASE OF BONDS. YOU SHOULD ALSO CONSIDER THE RISK FACTORS DESCRIBED IN THE ACCOMPANYING PROSPECTUS SUPPLEMENTS.



A DECLINE IN THE VALUE OF MORTGAGED PROPERTIES RELATIVE TO THE OUTSTANDING BALANCE OF THE RELATED PLEDGED MORTGAGES COULD RESULT IN LOSSES ON YOUR INVESTMENT.



     If the value of mortgaged properties declines such that the outstanding balance of the related pledged mortgages equals or exceeds the value of the mortgaged properties, investors will bear the losses on such pledged mortgages that are not otherwise covered by credit enhancement. Factors that could adversely affect the value of mortgaged properties are:



     - an overall decline in the residential real estate market in the areas in which the mortgaged properties are located;



     - a decline in the general condition of the mortgaged properties as a result of the borrower's failure to maintain adequately the mortgaged property; and



     - natural disasters that are not necessarily covered by insurance, such as earthquakes and floods.



DELAYS DUE TO LIQUIDATION COULD RESULT IN DELAYED PAYMENT OF PROCEEDS TO INVESTORS.



     There could be substantial delays in connection with the liquidation of defaulted pledged mortgages. An action to foreclose on a mortgaged property securing a pledged mortgage is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits and could take several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a mortgaged property. If a borrower defaults, these restrictions may impede the ability of the master servicer to foreclose on or sell the mortgaged property or to obtain liquidation proceeds sufficient to repay all amounts due on the related pledged mortgage. Also, the master servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted pledged mortgages, including legal fees, cost of legal action, real estate taxes and maintenance and preservation expenses.



PLEDGED MORTGAGES THAT ARE SECURED BY JUNIOR LIENS COULD RESULT IN PAYMENT DELAYS AND LOSSES ON YOUR INVESTMENT.



     Mortgages and deeds of trust that are junior in priority receive proceeds from liquidation, insurance or condemnation proceedings for the related property only after the senior liens and related foreclosure costs have been paid. If the remaining proceeds are insufficient to satisfy the junior liens, then:



     - there will be a delay in payments to you while a deficiency judgment against the borrower is sought; and



     - you may incur a loss if a deficiency judgment cannot be obtained or is not realized upon.



PREPAYMENTS ARE UNPREDICTABLE AND AFFECT YIELD.



     The rate of principal distributions and yield to maturity on the bonds will be directly related to the rate of principal payments on the trust assets. For example, the rate of principal payments on the loans will be affected by the following:



     - the amortization schedules of the loans;



     - the rate of principal prepayments, including partial prepayments and prepayments resulting from refinancing, by borrowers;



     - liquidations of defaulted loans by the master servicer;

     - repurchases of loans by the seller as a result of defective documentation or breaches of representations and warranties; and



     - the optional purchase by the master servicer of all of the loans in connection with the termination of the trust.



     The rate of principal payments on loans is influenced by a variety of economic, geographic, social and other factors. For example, if interest rates for similar loans fall below the interest rates on the loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar loans rise above the interest rates on the loans, the rate of prepayment would generally be expected to decrease. We cannot predict the rate at which borrowers will repay their loans. Please consider the following:



     - If you are purchasing a bond at a discount, in particular, a principal-only bond, your yield may be lower than expected if principal payments on the loans occur at a slower rate than you expected;



     - If you are purchasing a bond at a premium, in particular, an interest-only bond, your yield may be lower than expected if principal payments on the loans occur at a faster rate than you expected and you could lose your initial investment; and



     - The earlier a payment of principal occurs, the greater the impact on your yield. For example, if you purchase a bond at a premium, although the average rate of principal payments is consistent with your expectations, if the rate of principal payments occurs initially at a rate higher than expected, which would adversely impact your yield, a subsequent reduction in the rate of principal payments will not offset any adverse yield effect.



     We refer you to "Security for the Bonds -- the Pledged Mortgages" in this prospectus for more detail.



ENVIRONMENTAL CONTAMINATION OF MORTGAGED PROPERTY COULD RESULT IN LOSSES OF PROCEEDS TO INVESTORS.



     Under the laws of some states, contamination of a property may give rise to a lien on the property that has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, a lender may be liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, regardless of whether the environmental damage or threat was caused by a prior owner. A lender also risks liability on foreclosure of the related mortgaged property. Any lien of costs attached to a contaminated mortgaged property could result in a loss to investors.



YOU WILL HAVE LIMITED RECOURSE



     The assets of the trust are the sole source of distributions for the bonds. The bonds represent obligations solely of the issuer and neither the bonds nor the trust assets will be guaranteed by or insured by any governmental agency or instrumentality, the depositor, the seller, the master servicer, the trustee or any of their affiliates, unless otherwise specified. Consequently, if payments on the trust assets are insufficient to make all payments required on the bonds you may incur a loss on your investment.



CONCENTRATION OF PLEDGED MORTGAGES COULD ADVERSELY AFFECT YOUR INVESTMENT



     The pledged mortgages may be secured by mortgaged properties that are concentrated in particular geographic areas, as specified in the prospectus supplement. Consequently, losses and prepayments on the pledged mortgages and the resultant payments on the bonds may be affected significantly by changes in the housing markets and the regional economies in these areas and by the occurrence of natural disasters, such as earthquakes, hurricanes, tornadoes, tidal waves, mud slides, fires and floods, in these areas.



ABILITY TO RESELL SECURITIES MAY BE LIMITED



     We cannot assure you that a secondary market for any of the bonds will develop, or if it does develop, that it will continue to exist for the term of the bonds. Consequently, you may not be able to sell your bonds readily or at prices that will enable you to realize your desired yield. The market values of the bonds are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.



     The secondary market for mortgage backed bonds has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of bonds that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.



YOUR PAYMENTS AND RIGHTS MAY BE ADVERSELY AFFECTED BY INSOLVENCY OF SELLER



     The seller, the depositor and the issuer will treat the transfer of the loans from the seller to the depositor and from the depositor to the issuer as a sale for accounting purposes. If these characterizations are correct, then if the seller were to become bankrupt, the loans would not be part of the seller's bankruptcy estate and would not be available to the seller's creditors. On the other hand, if the seller becomes bankrupt, its bankruptcy trustee or one of its creditors may argue that the transfer of the loans is a pledge of the loans as bond for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in payments to you.



     In the event of a bankruptcy of the master servicer, the bankruptcy trustee or receiver may have the power to prevent the trustee or the bondholders from appointing a successor master servicer, which could result in a delay in payments to you. In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the master servicer to liquidate the property, which could result in a delay in payments to you.



CONSEQUENCES OF OWNING BOOK-ENTRY SECURITIES



     LIMIT ON LIQUIDITY OF SECURITIES. Issuance of the bonds in book-entry form may reduce their liquidity in the secondary trading market because investors may be unwilling to purchase bonds for which they cannot obtain physical bonds.



     LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the book-entry bonds can be effected only through the DTC System, by dealing with a participating organization, indirect participant or a qualified bank, your ability to transfer or pledge a book-entry bond to persons or entities that do not participate in the DTC system or otherwise act with respect of such bonds, may be limited due to the lack of a physical bond.



     DELAYS IN DISTRIBUTIONS. You may experience some delay in the receipt of distributions on book-entry bonds because the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.



     We refer you to "Description of the Bonds" in this prospectus for more detail.



RATING OF THE SECURITIES DOES NOT ASSURE PAYMENT



     It will be a condition to the issuance of the bonds offered hereby that they be rated in one of the four highest rating categories by the rating agency identified in this supplement. The ratings of the bonds will depend primarily on an assessment by the rating agency and the claims paying ability of the insurer, if any. The ratings of the bonds will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement. The ratings should not be deemed a recommendation to purchase, hold or sell the bonds, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the bond, and may be lowered or withdrawn.



     We refer you to "Rating" in this prospectus for more detail.



PRE-FUNDING ACCOUNTS MAY RESULT IN RE-INVESTMENT RISK TO INVESTORS.



     Amounts remaining in any pre-funded account at the end of the related funding period will be distributed as prepayment of principal to investors on the distribution date immediately following the end of the funding period in the manner specified in the related prospectus supplement. Investors will bear any reinvestment risk resulting from such prepayment.



THE ADDITION OF SUBSEQUENT MORTGAGE COLLATERAL TO PRE-FUNDING ACCOUNTS DURING THE FUNDING PERIOD MAY ADVERSELY AFFECT THE PERFORMANCE OF THE BONDS.



     Although subsequent mortgage collateral must satisfy the characteristics described in the related prospectus supplement, such subsequent mortgage collateral may have different characteristics, including, without limitation, a more recent origination date than the initial mortgage collateral. As a result, the addition of such subsequent mortgage collateral to the pre-funding account may adversely affect the performance of the related bonds.



OWNERS OF ORIGINAL ISSUE DISCOUNT BONDS SHOULD CONSIDER FEDERAL INCOME TAX CONSEQUENCES.



     An investor owning a bond issued with original issue discount will be required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income. Accrued but unpaid interest on bonds with deferred interest will be treated as original issue discount for this federal income tax purpose.


                                  INTRODUCTION

     Sequoia Mortgage Funding Corporation, a Delaware corporation (the "Company"), proposes to establish one or more trusts to issue and sell Bonds from time to time under this Prospectus and related Prospectus Supplements. The Company is a limited purpose finance corporation whose capital stock is wholly owned by Redwood Trust, Inc. ("Redwood Trust"). Redwood Trust, a Maryland corporation, has elected to be treated as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). The Company was formed for the sole purpose of acting as the depositor of one or more trusts to be formed for the purpose of issuing the Bonds offered hereby and by the related Prospectus Supplements. Each trust that is formed to act as an Issuer will be created pursuant to an agreement between the Company acting as depositor (in such capacity, the "Depositor"), and a bank, trust company or other fiduciary, acting as owner trustee (the "Owner Trustee"). Each trust will be established solely for the purpose of issuing one Series of Bonds and engaging in transactions relating thereto. Each Series of Bonds will be separately secured by the collateral described in the Prospectus Supplement relating to such Series, which collateral will constitute the only significant assets available to make payments on the Bonds of such Series. Accordingly, the investment characteristics of a Series of Bonds will be determined by the collateral pledged to secure such Series and will not be affected by the identity of the obligor with respect to such Series of Bonds. The term "Issuer," as used herein, with respect to a Series of Bonds refers to the trust established by the Company for the sole purpose of issuing such Series of Bonds.

     Each Series of Bonds will be issued pursuant to a separate Indenture (the "Indenture") between the Issuer of such Series and a bank or trust company acting as trustee for the holders of such Bonds (the "Bond Trustee"). A form of the Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Indenture relating to each Series of Bonds will be filed with the Securities and Exchange Commission as soon as practicable following the issuance of such Series of Bonds.

                                   THE ISSUER

GENERAL

     Any trust established to act as Issuer of a Series of Bonds will be created pursuant to a deposit trust agreement between the Company and a bank, trust company or other fiduciary acting as Owner Trustee. Under the terms of each deposit trust agreement, the Company initially will retain the entire beneficial interest in the trust created thereunder unless otherwise specified in the related Prospectus Supplement. The Company may thereafter sell or assign all or a portion of such beneficial ownership to another entity or entities unless prohibited from doing so by the related deposit trust agreement. The beneficial owners of each Issuer will have no liability for the obligations of the Issuer under the Bonds issued by it. Unless otherwise specified in the related Prospectus Supplement, each Issuer will be managed by Redwood Trust.

     The Mortgage Collateral for each Series of Bonds will have been deposited with the Issuer of such Series by the Company which, in turn, will have either
(i) received such collateral from Redwood Trust (or an affiliate) as a contribution to the Company's capital or (ii) acquired such collateral from Redwood Trust (or an affiliate) or another entity or entities (in such capacity, each a "Seller"), as provided in the related Prospectus Supplement, in exchange for the net proceeds from the issuance of such Series plus the beneficial interest in the Issuer issuing such Series. (References herein to Redwood Trust in its capacity as Seller shall be deemed to include any affiliate of Redwood Trust acting in such capacity.) Redwood Trust acquires mortgage loans in the normal course of its business from persons who have originated or otherwise acquired such loans.

     Upon the issuance of each Series of Bonds, the related Mortgage Collateral will be deposited by the Company with the Issuer of such Series and pledged by such Issuer to the Bond Trustee under the related Indenture to secure such Series of Bonds. The Indenture with respect to each Series of Bonds will prohibit the incurrence of further indebtedness by the Issuer of such Series of Bonds. The Bond Trustee will hold the Mortgage Collateral for a Series of Bonds as security pledged only for that Series, and holders of the Bonds of that Series will be entitled to the equal and proportionate benefits of such security.


     Each deposit trust agreement will provide that the related trust may not conduct any activities other than those related to the issuance and sale of the Bonds of the particular Series issued by it and such other limited activities as may be required in connection with reports and distributions to holders of beneficial interests in the trust. No deposit trust agreement will be subject to amendment without the prior written consent of the Bond Trustee for the related Series, which consent may not be unreasonably withheld if such amendment would not adversely affect the interests of the holders of the Bonds of each such Series (the "Bondholders"). The holders of the beneficial interest in each Issuer will not be liable for payment of principal and interest on the Bonds, and holders of Bonds of each Series will be deemed to have released the holders of beneficial interest from any claim, liability or obligation on or with respect to the Bonds of such Series.


THE COMPANY


     The Company was incorporated in the State of Delaware on January 31, 1997 and is a limited purpose finance subsidiary of Redwood Trust. The Company is a qualified real estate investment trust subsidiary. Redwood Trust is a publicly owned real estate investment trust. The Company's principal executive offices are located at 591 Redwood Highway, Suite 3120, Mill Valley, California 94941. The Company's telephone number is 415-381-1765.


     Redwood Trust has agreed with the Company that Redwood Trust will not file or cause to be filed any voluntary petition in bankruptcy against the Company or any trust created by it until at least one year after the date on which the Bonds have been paid in full, if at all.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Bonds of each Series will be applied by the Company to the purchase or acquisition of the related Mortgage Collateral or the payment of expenses incurred in connection with the issuance of Bonds and otherwise incurred in connection with the conduct of the Company's operations. The Mortgage Collateral pledged to secure a Series of Bonds will either be contributed to the Company's capital by Redwood Trust (or an affiliate) or acquired by the Company from Redwood Trust (or an affiliate) or another Seller and deposited with the Issuer of such Series by the Company.

                             MORTGAGE LOAN PROGRAM

     The Pledged Mortgages will have been purchased by the Depositor, either directly or through affiliates, from Sellers. The Pledged Mortgages so acquired by the Depositor will have been originated substantially in accordance with the underwriting criteria specified below under "Underwriting Standards."

UNDERWRITING STANDARDS

     Unless otherwise specified in the related Prospectus Supplement, each Seller will represent and warrant that all Pledged Mortgages originated and/or sold by it to the Depositor or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination. The related Prospectus Supplement will include detailed information with respect to the underwriting standards employed by the applicable originators of the Pledged Mortgages, to the extent such information is reasonably available to the Depositor. Such information may include, as applicable, underwriting guidelines with respect to required borrower income, debt to income ratios, credit histories, loan-to-value ratios and documentation and verification requirements.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial conditions, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance. The maximum Loan-to-Value Ratio is generally not expected to exceed 95%. Most loans with Loan-to-Value Ratios in excess of 80% at origination must be covered by private mortgage insurance insuring the balance thereof down to a 75% Loan-to-Value Ratio. The method of calculating the "Loan-to-Value Ratio" of a Pledged Mortgage will be described in the Prospectus Supplement for a Series of Bonds secured by Pledged Mortgages.

     Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan (determined on the basis of the monthly payments due in the year of origination) and other expenses related to the Mortgaged Property (such as property taxes and hazard insurance) and (ii) to meet monthly housing expenses and other financial obligations and monthly living expenses. The maximum housing expense to income ratio referred to in (i) is generally not expected to exceed 40% and the maximum debt to income ratio described in (ii) is generally not expected to exceed 55%. The underwriting standards applied by Sellers may be varied in appropriate cases where factors such as low Loan-to-Value Ratios or other favorable credit issues exist.


     The Depositor expects that a substantial portion of the Pledged Mortgages it purchases will be "jumbo" loans, i.e., loans that exceed the maximum balance for purchase by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Under current regulations, the maximum principal balance allowed on loans eligible for purchase by FNMA or FHLMC ranges from $252,700 ($379,050 for mortgage loans secured by mortgaged properties located in either Alaska or Hawaii) for one-unit to $485,800 ($728,700 for mortgage loans secured by mortgaged properties located in either Alaska or Hawaii) for four-unit residential loans. The maximum loan amount is generally not expected to exceed $1,500,000 in the case of any of the foregoing types of loans.


     A lender may originate mortgage loans under a reduced documentation program. A reduced documentation program is designed to facilitate the loan approval process and thereby improve the lender's competitive position among other loan originators. Under a reduced documentation program, relatively more emphasis is placed on property underwriting than on credit underwriting and certain underwriting documentation concerning income and employment verification is waived.

     In the case of a loan secured by a leasehold interest in a real property, the title to which is held by a third party lessor, generally, the Seller will be required to represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term of the mortgage loan.

     Certain of the types of loans which may be included in the Mortgage Collateral are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of such Pledged Mortgages may provide for escalating or variable payments by the mortgagor or obligor. These types of Pledged Mortgages are underwritten on the basis of a judgment that mortgagors or obligors will have the ability to make monthly payments required initially. In some instances, however, a mortgagor's or obligor's income may not be sufficient to permit continued loan payments as such payments increase. These types of loans may also be underwritten primarily upon the basis of Loan-to-Value Ratios or other favorable credit factors.

QUALITY CONTROL

     The Depositor's parent, Redwood Trust, has developed a quality control program to monitor the quality of loan underwriting at the time of acquisition and on an ongoing basis. All loans purchased by the Depositor will be subject to this quality control program. A legal document review of each loan acquired will be conducted to verify the accuracy and completeness of the information contained in the mortgage notes, security instruments and other pertinent documents in the file. A sample of loans to be acquired, selected by focusing on those loans with higher risk characteristics, will normally be submitted to a third party nationally recognized underwriting review firm for a compliance check of underwriting and review of income, asset and appraisal information.

REPRESENTATIONS BY SELLERS; REPURCHASES

     Each Seller will have made representations and warranties in respect of the mortgage loans sold by such Seller and included in the Pledged Mortgages securing a Series of Bonds. Such representations and warranties generally include, among other things: (i) that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy and Primary Mortgage Insurance Policy (as defined herein) were effective at the origination of each mortgage loan other than Cooperative Loans, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the mortgage loan from the Seller by or on behalf of the Company; (ii) that the Seller had good title to each such mortgage loan and such mortgage loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described herein may forgive certain indebtedness of the obligors on such Pledged Mortgages (each, a "Mortgagor"); (iii) that each mortgage loan constituted a valid first or junior lien, as the case may be, on the Mortgaged Property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the Master Servicing Agreement) and that the Mortgaged Property was free from damage and was in good repair; (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; (v) that no required payment on a mortgage loan was 60 or more days delinquent at any time during the twelve months prior to the date it is pledged to secure the related Series of Bonds; and

(vi) that each mortgage loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects.

     If the Seller cannot cure a breach of any representation or warranty made by it in respect of a Pledged Mortgage that materially and adversely affects the interests of the Bondholders in such Pledged Mortgage within 90 days after notice of such breach, then such Seller will be obligated to either (i) substitute a similar mortgage loan for such Pledged Mortgage under the conditions specified in the related Prospectus Supplement or (ii) repurchase such Pledged Mortgage from the Issuer at a price (the "Purchase Price") equal to 100% of the outstanding principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month in which such Pledged Mortgage is repurchased at the Mortgage Rate (less any unreimbursed advances or amount payable as related master servicing compensation if the Seller is the Master Servicer with respect to such Pledged Mortgage). The Master Servicer will be required under the applicable Master Servicing Agreement and Indenture to enforce this obligation for the benefit of the Bond Trustee and the Bondholders, following the practices it would employ in its good faith business judgment were it the owner of such Pledged Mortgage. These substitution or repurchase obligations will constitute the sole remedies available to Bondholders or the Bond Trustee for a breach of representation by a Seller.

                            DESCRIPTION OF THE BONDS

GENERAL


     Each Series of bonds (the "Bonds") offered hereby and by the related Prospectus Supplement will be issued pursuant to a separate Indenture between the Issuer of such Series and the Bond Trustee for such Series. The following summaries describe certain provisions common to each Series of Bonds. The summaries are subject to, and are qualified in their entirety by reference to, the Prospectus Supplement and the provisions of the Indenture relating to each Series of Bonds. Summaries of particular provisions or terms used in the Indenture incorporate by reference the actual provisions (including definitions of terms) as part of such summaries, and are qualified in their entirety by reference to the actual provisions of the Indenture.


     The Bonds are issuable in Series. Each Series may include one or more Classes of Bonds ("Deferred Interest Bonds") upon which interest will accrue but will not be payable, except in certain circumstances upon the optional redemption thereof or as otherwise provided in the related Prospectus Supplement. Prior to such time, the amount of interest so accrued will be added to the principal of such Class of Deferred Interest Bonds on each Payment Date. (Indenture, Section 2.03) A Series of Bonds may include one or more Classes that are senior in right of payment to one or more other Classes of Bonds of such Series. A Series of Bonds may also include one or more Classes of zero coupon bonds. The Bonds of each Series will be issued in either fully registered or book-entry form in the authorized denominations specified in the related Prospectus Supplement. (Indenture, Section 2.04) The transfer of the Bonds will be registered and the Bonds may be exchanged without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. (Indenture, Section 2.07)


     Payments of principal of, and interest on, each Series of Bonds will be made on the dates specified in the related Prospectus Supplement (the "Payment Date") relating to such Series by check mailed to Bondholders of such Series registered as such at the close of business on each of the dates specified in such Prospectus Supplement (each, a "Record Date") preceding such Payment Date at their addresses appearing on the Bond Register, except that final payments of principal in retirement of each Bond will be made only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for that purpose. (Indenture, Section 2.09(a) and (b)) Notice will be mailed before the Payment Date on which the final principal payment on any Bond is expected to be made by the Bond Trustee to the holder of such Bond. (Indenture, Section 2.09(b)) Payments in respect of interest and principal on the Bonds will be made by the Bond Trustee, or such other bank, trust company or other fiduciary identified in the related Prospectus Supplement, as the paying agent of the Issuer. (Indenture, Section 3.03)

     The Bond Trustee will include with each payment on a Bond which includes principal and interest a statement showing the allocation of such payment to principal and interest and the remaining unpaid principal amount of such Bond. Payments on Bonds which include only interest will be accompanied by a statement showing the aggregate unpaid principal amount of the Bonds of each Class of the same Series. On each Payment Date before payments of principal are first made on a particular Class of Deferred Interest Bonds of a Series, the Bond Trustee for such Series will furnish to each holder of a Bond of such Class a statement showing the aggregate unpaid principal amount of such Class of Bonds and the new principal balance of such holder's Deferred Interest Bond.

PAYMENTS OF INTEREST

     The Bonds of each Class will bear interest on their unpaid principal amounts from the date and at the rates per annum specified or determined in the manner set forth in the related Prospectus Supplement (calculated on the basis of a 360-day year of twelve 30-day months unless otherwise specified in the related Prospectus Supplement) until the principal amount of the Bonds of such Class is paid in full. Interest on a Series of Bonds or on a Class of Bonds within a Series may accrue at a fixed rate, a variable rate or a combination thereof, as determined or reset in the manner specified in the related Prospectus Supplement. Interest on the Bonds other than Deferred Interest Bonds will be due and payable on the Payment Dates specified in the related Prospectus Supplement. Payments of interest on each Class of Deferred Interest Bonds will commence as specified in the related Prospectus Supplement. Prior to such time, interest on such Class of Deferred Interest Bonds will accrue and the amount of interest so accrued will be added to the principal thereof on each Payment Date. Such Class of Deferred Interest Bonds will thereafter accrue interest on the outstanding principal amount thereof as so adjusted. Each such payment or accrual of interest will include all interest accrued either to, but not including, the related Payment Date or through a date prior to such Payment Date as specified in the related Prospectus Supplement. In the latter case, the effective yield to the Bondholders will be reduced to a level below the yield that would apply if interest were accrued to, but not including, the respective Payment Date.

     A Series of Bonds or one or more Classes of Bonds within a Series may bear interest at a variable rate (the "Floating Rate Bonds") which may have an interest rate cap or an interest rate floor, or both, as specified in the related Prospectus Supplement. The interest payment dates on Floating Rate Bonds will be set forth in the related Prospectus Supplement and may not be the same as the interest payment dates for the other Bonds of such Series, but may be either more or less frequent. The variable interest rate formula for any Series or Class of Floating Rate Bonds will generally be based off a financial index recognized in the national or international financial markets. The Prospectus Supplement for any Series or Class within a Series of Floating Rate Bonds will set forth the initial interest rate, the index upon which adjustments thereto will be computed, the formula for such computation, the intervals at which such computations will be made, the maximum and minimum interest rates, if any, and other characteristics common to such Bonds.

PAYMENTS OF PRINCIPAL


     Principal payments on each Series of Bonds will be made on each Payment Date in an amount equal to the sum of (a) if specified in the related Prospectus Supplement, the amount of interest, if any, accrued but not then payable on the Deferred Interest Bonds of such Series from the prior Payment Date or, if specified in the related Prospectus Supplement, from a date prior to such prior Payment Date and (b) either (i) the percentage or percentages specified in the related Prospectus Supplement of the funds available for such purpose ("Available Funds") for such Payment Date or (ii) the sum of (x) an amount determined by reference to the aggregate decline in the bond values (the "Bond Value" or "Bond Values") of the Mortgage Collateral securing such Series of Bonds in the period (each a "Due Period") ending prior to such Payment Date (collectively, the "Basic Principal Payment") and (y) the amount, if any, of the spread (the "Spread") specified in such Prospectus Supplement. The Prospectus Supplement for each Series of Bonds will specify the manner in which the Available Funds or the Bond Values, as applicable, will be determined. The aggregate amount of principal payments required to be made on a Series of Bonds on any Payment Date will be reduced by the principal amount of the Bonds of such Series redeemed pursuant to any special redemption and certain optional redemptions occurring subsequent to the preceding Payment Date. See "DESCRIPTION OF THE BONDS -- Special Redemption" and " -- Optional Redemption" herein.

     The Bond Value of Mortgage Collateral securing the Bonds of a Series represents the principal amount of Bonds of such Series that, based on certain assumptions and irrespective of prepayments on such Mortgage Collateral, can be supported by scheduled distributions on such Mortgage Collateral, together with (depending on the method used to determine the Bond Value of the Mortgage Collateral) the reinvestment earnings thereon at the rate described in the related Prospectus Supplement (the "Assumed Reinvestment Rate") and, if applicable, the cash available to be withdrawn from a related Reserve Fund, if any. For convenience of calculation with respect to each Series of Bonds, Certificates securing a Series of Bonds that are backed by a pool of mortgage loans sharing similar payment characteristics, or Pledged Mortgages which secure a Series of Bonds and share similar payment characteristics, may be aggregated into one or more groups (each, a "Collateral Group") each of which will be assigned an aggregate Bond Value.

     If so specified in the related Prospectus Supplement, the aggregate Bond Value of a Collateral Group consisting of Pledged Mortgages or Certificates sharing similar payment characteristics will be calculated as if such Pledged Mortgages or the mortgage loans underlying such Certificates constituted a single mortgage loan having such of the payment characteristics of such Pledged Mortgages or of the mortgage loans underlying the Certificates included in such Collateral Group as would result in the lowest Bond Value being assigned to the Pledged Mortgages or Certificates included in such Collateral Group. There are a number of alternative means of determining the Bond Value of a mortgage loan or of collateral backed by mortgage loans, including determinations based on the discounted present value of the remaining scheduled distributions on such mortgage loans and determinations based on the relationship of the interest rate borne by such mortgage loans and by the related Bonds. If applicable, the Prospectus Supplement for a Series of Bonds will specify the method or methods used to determine the Bond Values of the Collateral Groups securing such Series of Bonds. The aggregate of the Bond Values on any Payment Date of all such Collateral Groups will be at least equal to the outstanding principal amount of the Bonds of such Series.

     If applicable, the Assumed Reinvestment Rate for a Series of Bonds will be described in the related Prospectus Supplement and may be any rate permitted by each applicable Rating Agency or a rate provided under a guaranteed investment contract, surety bond or similar arrangement satisfactory to each applicable Rating Agency. If the Assumed Reinvestment Rate is so provided, the related Prospectus Supplement will describe the terms of such arrangement.

     Unless the related Prospectus Supplement provides otherwise, the Spread, if applicable, for each Series of Bonds as of any Payment Date will be the excess, if any, of the sum of (i) all distributions received with respect to the Mortgage Collateral securing such Series of Bonds in the related Due Period,
(ii) the reinvestment income thereon and (iii) amounts which are required or are permitted to be withdrawn from a Reserve Fund, if any, less the sum of (i) all interest payable on the Bonds of such Series on such Payment Date, (ii) the Basic Principal Payment required to be made on such Series of Bonds on such Payment Date and (iii) an amount reflecting the redemption price of any Bonds of such Series redeemed during the related Due Period and the expenses accrued by the Issuer during the related Due Period relating to the administration of such Series of Bonds.

     Payments of principal will be allocated among the Classes of Bonds comprising a Series in the manner specified in the related Prospectus Supplement and, with respect to a particular Class of Bonds, will be applied on a pro rata basis, unless otherwise specified in the related Prospectus Supplement. Each Class of Bonds will be scheduled to be fully paid no later than the Stated Maturity for such Class of Bonds specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, holders of one or more Classes of Bonds of a Series may have the right, at their option, to receive full payment in respect of such Bonds prior to Stated Maturity, in each case to the extent and under the circumstances specified in their related Prospectus Supplement.

SPECIAL REDEMPTION

     If so specified in the related Prospectus Supplement, the Bonds of each Series or Class may be subject to special redemption, in whole or in part, under the circumstances and in the manner described below or in the related Prospectus Supplement. If applicable, the Issuer will be required to redeem, on the day of any month specified in the related Prospectus Supplement, outstanding Bonds of a Series in the amount described below if, as a result of substantial payments of principal on the Pledged Mortgages or the mortgage loans underlying the Certificates pledged as security for such Series of Bonds or low reinvestment yields, or both, the Bond Trustee determines, based on the procedures and assumptions specified in the Indenture, that, in the absence of such special redemption, the amount of cash to be on deposit in the related Bond Account on the next Payment Date for such Series of Bonds would be insufficient to make required payments on the Bonds of such Series on such Payment Date. (Indenture, Section 10.01) The amount of Bonds required to be so redeemed will not exceed the distributions on the Mortgage Collateral securing such Series of Bonds received during the Due Period that would otherwise be required to be applied to the payment of principal of such Series of Bonds on the following Payment Date.

     All payments of principal pursuant to any special redemption will be made in the priority and manner specified in the related Prospectus Supplement. Bonds of the same Class will be redeemed in the manner specified in the related Prospectus Supplement. Notice of any such redemption must be mailed by the Issuer or the Bond Trustee at least five days prior to the special redemption date. (Indenture, Section 10.02) The redemption price required to be paid for any Bond to be so redeemed will be equal to 100% of the principal amount thereof together with accrued interest. (Indenture, Section 10.01)

OPTIONAL REDEMPTION

     If so provided in the related Prospectus Supplement, the Bonds of any Class of a Series may be subject to redemption at the option of the Issuer. Unless otherwise provided in the related Prospectus Supplement, notice of any such redemption must be given by the Issuer to the Bond Trustee not less than 30 days prior to the redemption date and must be mailed by the Issuer or the Bond Trustee to affected Bondholders at least five days prior to the redemption date. (Indenture, Sections 10.01 and 10.02) The Prospectus Supplement for each Series will specify the circumstances, if any, under which the Bonds of such Series may be so redeemed, the manner of effecting such redemption, the conditions to which such redemption are subject and the redemption prices for each Class of Bonds to be redeemed.

CALL PROTECTION AND GUARANTEES

     The Issuer also may, at its option, obtain for any Series of Bonds one or more guarantees from a company or companies acceptable to each applicable Rating Agency, which guarantees may provide for (i) call protection (which may include yield maintenance) for any Class of Bonds of such Series or (ii) a guarantee of a certain prepayment rate with respect to some or all of the Pledged Mortgages or mortgage loans underlying the Certificates pledged as collateral for such Series. Any call protection or guarantees may affect the weighted average life of the Bonds of such Series.

WEIGHTED AVERAGE LIFE OF THE BONDS

     All of the Pledged Mortgages securing a Series of Bonds will consist of mortgage loans which are neither insured nor guaranteed by any governmental agency ("Conventional Loans"). See "SECURITY FOR THE BONDS -- The Pledged Mortgages" herein. The mortgage loans underlying the Private Mortgage-Backed Securities, FHLMC Certificates and FNMA Certificates securing a Series of Bonds will consist of either Conventional Loans, FHA Loans (as defined herein) or VA Loans (as defined herein), or any combination thereof. The mortgage loans underlying the GNMA Certificates securing a Series of Bonds will consist of FHA Loans or VA Loans. Each Pledged Mortgage and each Certificate will provide by its terms for monthly payments (or, in the case of Private Mortgage-Backed Securities, such other period as may be specified in the related Prospectus Supplement) of principal and interest in the amounts described in "SECURITY FOR

THE BONDS -- The Pledged Mortgages," "-- Agency Securities," and "-- Private Mortgage-Backed Securities" herein.

     Since the aggregate amount of the principal payment required to be made on a Series of Bonds on a Payment Date will depend on the amount of the principal payments (including for this purpose prepayments resulting from refinancing or liquidations due to defaults, casualties, condemnations and repurchases by the Seller, the Issuer or Redwood Trust or purchases by the Master Servicer or the Company) received on the related Pledged Mortgages or Certificates, as the case may be, in the related Due Period, the prepayment experience on the underlying mortgage loans (with respect to a Series of Bonds secured by Certificates) or on the Pledged Mortgages (with respect to a Series of Bonds secured by Pledged Mortgages) will affect (i) the weighted average life of each Class of Bonds and
(ii) the extent to which such Class is paid prior to its Stated Maturity. The prepayment experience on the Pledged Mortgages which secure a Series of Bonds may be affected by recoveries on foreclosures or other liquidations of Pledged Mortgages and by losses from defaults and delinquencies on Pledged Mortgages. See "SERVICING OF THE PLEDGED MORTGAGES" herein. The weighted average life of each outstanding Class of Bonds also may be affected by the actual reinvestment income earned on the payments on the Mortgage Collateral, if applicable, if a portion of the Spread is paid as a principal payment on such Bonds and by the exercise by the Issuer of its right to substitute other Mortgage Collateral for the Mortgage Collateral originally pledged as security for such Bonds. Although any substitute Mortgage Collateral will have payment terms anticipated to result in a cash flow substantially similar to, but in no event less than, the anticipated cash flow of the Mortgage Collateral it replaces, such substitutions may, individually or in the aggregate, affect the weighted average life of such Bonds. See "SECURITY FOR THE BONDS -- Substitution of Mortgage Collateral" herein. Further, the weighted average life of each Class of a Series of Bonds secured by FNMA Certificates may be affected by the exercise by FNMA of its right to repurchase the mortgage loans backing such FNMA Certificates, as described under "SECURITY FOR THE BONDS -- Agency Securities" herein. Any Private Mortgage-Backed Securities may also be redeemed or otherwise subject to early prepayment in accordance with their terms. The Stated Maturity for each Class of Bonds is the date determined by the Company to fall a specified period after the date on which the principal thereof will be fully paid, assuming (i) timely receipt of scheduled payments (with no prepayments) on the Mortgage Collateral, (ii) if applicable, such scheduled payments are reinvested at the Assumed Reinvestment Rate for such Series, (iii) no Mortgage Collateral is substituted by the Issuer or the Seller in place of the Mortgage Collateral initially pledged to secure such Bonds and (iv) if applicable, no portion of the Spread is applied to the payment of the Bonds, unless the related Prospectus Supplement provides otherwise, in which event such Stated Maturities will be based on the assumptions specified in such Prospectus Supplement. If so provided in the related Prospectus Supplement, holders of one or more Classes of Bonds of a Series may have the right, at their option, to receive full payment in respect of such Bonds prior to Stated Maturity, in each case to the extent and subject to the conditions specified in such Prospectus Supplement.

     The rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors including, without limitation, homeowner mobility, economic conditions, the presence and enforceability of "due-on-sale" clauses, mortgage market interest rates and the availability of mortgage funds, and no assurance can be given as to the actual prepayment experience of the Mortgage Collateral. In general, however, if interest rates vary significantly from those prevailing when the Pledged Mortgages or the mortgage loans underlying the Certificates pledged as security for a Series of Bonds were originated, such Pledged Mortgages and mortgage loans are likely to be subject to higher or lower principal prepayments than if interest rates remain at or near those prevailing when such Pledged Mortgages and mortgage loans were originated. It should be noted that certain Certificates pledged as security for a Series of Bonds may be backed by mortgage loans with different interest rates, and, similarly, that not all of the Pledged Mortgages securing a Series of Bonds are likely to bear the same interest rate. Accordingly, the prepayment experience of these Certificates and Pledged Mortgages will to some extent be a function of the mix of interest rates of the underlying mortgage loans and of the Pledged Mortgages. Furthermore, the stated certificate rate on certain Certificates may be less than the weighted average interest rate of the underlying mortgage loans. See "SECURITY FOR THE BONDS" herein.

BOOK-ENTRY BONDS


     As described in the related Prospectus Supplement, if not issued in fully registered form, one or more Classes of Bonds of any Series (each, a Class of "Book-Entry Bonds") will be registered as book-entry certificates. Persons acquiring beneficial ownership interests in the Bonds ("Bond Owners") will hold their Bonds through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Bonds will be issued in one or more certificates which equal the aggregate principal balance of the Bonds and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Bond (each, a "Beneficial Owner") will be entitled to receive a physical certificate representing such Bond (a "Definitive Bond"). Unless and until Definitive Bonds are issued, it is anticipated that the only "Bondholders" of the Bonds will be Cede & Co., as nominee of DTC. Bond Owners are only permitted to exercise their rights indirectly through Participants and DTC.


     The beneficial owner's ownership of a Book-Entry Bond will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Bond will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Bond Owners will receive all distributions of principal of, and interest on, the Bonds from the Bond Trustee through DTC and DTC participants. While the Bonds are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Bonds and is required to receive and transmit distributions of principal of, and interest on, the Bonds. Participants and indirect participants with whom Bond Owners have accounts with respect to Bonds are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Bond Owners. Accordingly, although Bond Owners will not possess certificates, the Rules provide a mechanism by which Bond Owners will receive distributions and will be able to transfer their interest.

     Bond Owners will not receive or be entitled to receive certificates representing their respective interests in the Bonds, except under the limited circumstances described below. Unless and until Definitive Bonds are issued, Bond Owners who are not Participants may transfer ownership of Bonds only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Bonds, by book-entry transfer, through DTC for the account of the purchasers of such Bonds, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Bonds will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Bond Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Under a book-entry format, beneficial owners of the Book-Entry Bonds may experience some delay in their receipt of payments, since such payments will be forwarded by the Bond Trustee to Cede & Co., as nominee of DTC. Distributions with respect to Bonds held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "FEDERAL INCOME TAX CONSEQUENCES -- Withholding with Respect to Certain Foreign Investors" and " -- Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Bonds to persons or entities that do not participate in the depository system may be limited due to the lack of physical certificates for such Book-Entry Bonds. In addition, issuance of the Book-Entry Bonds in book-entry form may reduce the liquidity of such Bonds in the secondary market since certain potential investors may be unwilling to purchase Bonds for which they cannot obtain physical certificates.

     Monthly and annual reports on the Issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Bonds or such beneficial owners are credited.

     DTC has advised the Bond Trustee that, unless and until Definitive Bonds are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Bonds under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Bonds are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Bonds. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Bondholder under the Indenture on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions with respect to some Bonds, at the direction of the related Participants, which conflict with actions taken with respect to other Bonds.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Bond Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the Definitive Bonds. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Bonds and instructions for re-registration, the Bond Trustee will issue Definitive Bonds, and thereafter the Bond Trustee will recognize the holders of such Definitive Bonds as Bondholders under the Indenture.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Bonds among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, the Depositor, the Issuer or the Bond Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Bonds held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                             SECURITY FOR THE BONDS

GENERAL


     Each Series of Bonds will be secured by assignments to the Bond Trustee of collateral (the "Collateral") consisting of (i) the Mortgage Collateral pledged as security for such Series of Bonds, (ii) funds on deposit in the Bond Account and the Distribution Account under the Indenture for such Series of Bonds representing payments and prepayments on Mortgage Collateral, including, to the extent applicable, all payments which may become due under any applicable hazard, mortgage guaranty, mortgagor bankruptcy, title insurance and bond insurance policies (collectively, the "Insurance Proceeds") and the proceeds (the "Liquidation Proceeds") of foreclosure or settlement of defaulted Pledged Mortgages each as required to be remitted to the Bond Trustee, (iii) cash, certificates of deposit, letters of credit, surety bonds, reinvestment income, guaranteed investment contracts or any combination thereof in the aggregate amount, if any, specified in the related Prospectus Supplement to be deposited by the Issuer in a related Reserve Fund, (iv) the amount of cash, if any, specified in the related Prospectus Supplement, to be initially deposited by the Issuer in the related Bond Account, (v) certain cash accounts, insurance policies, surety bonds, reinvestment income, guarantees, letters of credit, cross-collateralization or derivative arrangements, as specified herein and in the related Prospectus Supplement, (vi) to the extent applicable, the reinvestment income on all of the foregoing, (vii) the Issuer's rights under the Master Servicing Agreement with respect to the Series of Bonds, (viii) the Issuer's rights under the Mortgage Loan Purchase Agreement with respect to the Series of Bonds, (ix) amounts (excluding any reinvestment income thereon) deposited in the related early remittance account, if any, under the Indenture for such Series of Bonds and (x) the Issuer's rights under certain of the Mortgage Pool Insurance Policies and/or Bond Insurance Policies obtained for such Series of Bonds. Scheduled payments on the Mortgage Collateral securing a Series of Bonds and amounts, if any, initially deposited in the related Bond Account, together with, to the extent applicable, the earnings thereon at the Assumed Reinvestment Rate for such Series specified in the related Prospectus Supplement and, if applicable, amounts available to be withdrawn from any related Reserve Fund, will be sufficient to make timely payments of interest on the Bonds of such Series and to retire each Class of Bonds comprising such Series not later than the Stated Maturity of such Class of Bonds specified in the related Prospectus Supplement.



     Each Prospectus Supplement relating to a Series of Bonds will include information as to (i) the approximate aggregate principal amount of the Mortgage Collateral securing such Series and whether the Mortgage Collateral consists of Pledged Mortgages, GNMA Certificates, FNMA Certificates, FHLMC Certificates, other pass-through certificates or collateralized mortgage obligations (the "Private Mortgage -- Backed Securities") or some combination of Pledged Mortgages and Certificates and (ii) the approximate weighted average terms to maturity of such Mortgage Collateral.



     The Collateral securing each Series of Bonds will secure each Class of the Bonds of such Series as described in the related Prospectus Supplement, and the Collateral securing such Series will serve as collateral only for that Series of Bonds, except to the extent that any Mortgage Pool Insurance Policies, Special Hazard Insurance Policies, Bankruptcy Bonds or other form of credit enhancement specified herein may, if specified in the related Prospectus Supplement, be pledged to secure more than one Series of Bonds. See "CREDIT ENHANCEMENT" herein.



     The following is a brief description of the mortgage collateral (the "Mortgage Collateral") expected to secure a Series of Bonds. If specific information respecting the Mortgage Collateral is not known at the time the related Series of Bonds initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Bonds (the "Detailed Description"). A schedule of the Mortgage Collateral relating to such Series of Bonds will be attached to the Indenture delivered to the Bond Trustee upon delivery of the Bonds.

THE PLEDGED MORTGAGES


     General. All of the fixed-rate, first or junior lien mortgage loans secured by one-to four- family residential properties (the "Fixed Rate Pledged Mortgages") and by floating-rate, first or junior lien mortgage loans secured by one-to four family residential properties (the "Floating Rate Pledged Mortgages" and together with the Fixed Rate Pledged Mortgages the "Pledged Mortgages") will be contributed to the Company's capital by Redwood Trust (or an affiliate) or acquired by the Company from Redwood Trust (or an affiliate) or another Seller and will be master serviced by the Master Servicer specified in the related Prospectus Supplement. See "SERVICING OF THE PLEDGED MORTGAGES" herein. Pledged Mortgages contributed to or acquired by the Company will have been originated in accordance with the underwriting criteria specified under "MORTGAGE LOAN
PROGRAM -- Underwriting Standards" herein and in the related Prospectus Supplement. The Pledged Mortgages securing a Series of Bonds will consist solely of conventional loans secured by first or junior liens on one- to four-family residential properties. See "CERTAIN LEGAL ASPECTS OF PLEDGED
MORTGAGES -- General" herein. The real property constituting security for repayment of a Pledged Mortgages (each, a "Mortgaged Property") may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico, any other territory of the United States or such other location as may be specified in the related Prospectus Supplement. Pledged Mortgages with certain Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by primary mortgage insurance policies (each, a "Primary Mortgage Insurance Policy") issued by mortgage loan insurers (the "Mortgage Insurer"). The existence, extent and duration of any such coverage will be described in the applicable Prospectus Supplement.


     Unless otherwise specified in the related Prospectus Supplement, all of the Pledged Mortgages securing a Series of Bonds will have monthly payments due on the first day of each month. Such monthly installments on each such Pledged Mortgage, net of (i) applicable servicing compensation or master servicing compensation, (ii) amounts retained by the Master Servicer or Servicer (as defined herein) to be applied to the payment of premiums for certain Mortgage Pool Insurance Policies and, if applicable, bond insurance policies and (iii) amounts retained to reimburse the Master Servicer or Servicer for certain advances it has made, will be payable to the Bond Trustee by the Master Servicer on or before the monthly remittance date specified in the Prospectus Supplement relating to the Series of Bonds secured by such Pledged Mortgages (each, a "Remittance Date"). See "SERVICING OF THE PLEDGED MORTGAGES -- Payments on Pledged Mortgages" and "-- Advances and Other Amounts Payable by Master Servicer" herein. The payment terms of the Pledged Mortgages securing a Series of Bonds will be described in the related Prospectus Supplement and may include any of the following features or combination thereof or other features described in the related Prospectus Supplement:


          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations as set forth in the related loan agreement or promissory note (the "Mortgage Note"). Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. A Mortgage Note may provide for the payment of interest at a rate lower than the interest rate (the "Mortgage Rate") specified in such Mortgage Note for a period of time or for the life of the loan and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source.



          (b) Principal may be payable on a level debt service basis to fully amortize the Pledged Mortgage over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Mortgage Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("Balloon Payments"). Principal may include interest that has been deferred and added to the principal balance of the Pledged Mortgage.

          (c) Monthly payments of principal and interest may be fixed for the life of the Pledged Mortgage, may increase over a specified period of time or may change from period to period. The terms of a Pledged Mortgage may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.


          (d) The Pledged Mortgages may be prepaid (i) at any time without the payment of any prepayment fee or (ii) subject to a prepayment fee, which may be fixed for the life of any such Pledged Mortgage or may decline over time, and may be prohibited for the life of such Pledged Mortgage or for certain periods ("Lockout Periods"). Certain Pledged Mortgages may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Pledged Mortgages may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due-on-sale" clauses that permit the mortgagee to demand payment of the entire Pledged Mortgage in connection with the sale or certain transfers of the related Mortgaged Property. Other Pledged Mortgages may be assumable by persons meeting the then applicable underwriting standards. See "MORTGAGE LOAN PROGRAM -- Underwriting Standards" herein.


     The Mortgage Collateral securing a Series of Bonds may include certain Pledged Mortgages ("Buydown Loans") that include provisions whereby a third party partially subsidizes the monthly payments of the Mortgagors during the early years of such Pledged Mortgages, the difference to be made up from a fund (a "Buydown Fund") contributed by such third party at the time of origination of the Pledged Mortgage. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the Mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the Mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Prospectus Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the Mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

     Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Company, with respect to the Pledged Mortgages securing the related Series of Bonds, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Pledged Mortgages as of the date pledged to secure the related Series of Bonds, (ii) the types of property securing the Pledged Mortgages, (iii) the original terms to maturity of the Pledged Mortgages, (iv) the earliest origination date and latest maturity date of any of the Pledged Mortgages, (v) the maximum and minimum per annum Mortgage Rates and
(vi) the geographical distribution of the Pledged Mortgages.

     No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Pledged Mortgages. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Pledged Mortgages, and any secondary financing on the Mortgaged Properties, securing a Series of Bonds become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Pledged Mortgages and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Collateral. To the extent that such losses are not covered by subordination provisions, any other credit enhancement or alternative arrangements described herein and in the related Prospectus Supplement, such losses will be borne, at least in part, by the holders of the Bonds of the related Series.

     The Issuer will cause the Pledged Mortgages securing each Series of Bonds to be pledged to the Bond Trustee named in the related Prospectus Supplement for the benefit of the Bondholders of such Series. The Master Servicer will service the Pledged Mortgages, either directly or through other mortgage servicing institutions ("Servicers"), pursuant to a Master Servicing Agreement (as defined herein), and will receive a fee for such services. See "MORTGAGE LOAN PROGRAM" and "SERVICING OF THE PLEDGED MORTGAGES" herein. With respect to Pledged Mortgages serviced by the Master Servicer through a Servicer, the Master Servicer will remain liable for its servicing obligations under the related Master Servicing Agreement as if the Master Servicer alone were servicing such Pledged Mortgages.

     The obligations of the Master Servicer with respect to the Pledged Mortgages will consist principally of its contractual master servicing obligations under the related Master Servicing Agreement (including its obligation to enforce the obligations of the Servicers) as more fully described herein under "MORTGAGE LOAN PROGRAM -- Representations by Sellers; Repurchases" and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Pledged Mortgages in the amounts described herein under "SERVICING OF THE PLEDGED MORTGAGES -- Advances and Other Amounts Payable by Master Servicer" herein. The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

     Pledged Mortgages will consist of mortgage loans or deeds of trust secured by first or junior liens on one-to four-family residential properties. If provided in the related Prospectus Supplement, certain of the Pledged Mortgages may be secured by junior liens where the related senior liens ("Senior Liens") are not to be included as part of the Mortgage Collateral. Holders of such Pledged Mortgages secured by junior liens are subject to the risk that adequate funds will not be received in connection with a foreclosure of the related Senior Liens to satisfy fully both the Senior Liens and the Pledged Mortgages. In the event that a holder of a Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holders of the Senior Liens will be satisfied in full out of proceeds of the liquidation of the related Mortgaged Property, if such proceeds are sufficient, before the Issuer as holder of the junior lien receives any payments in respect of the Pledged Mortgage. If the Master Servicer or a Servicer were to foreclose on any such Pledged Mortgage, it would do so subject to any related Senior Liens. In order for the debt related to the Pledged Mortgage to be paid in full at such sale, a bidder at the foreclosure sale of such Pledged Mortgage would have to bid an amount sufficient to pay off all sums due under the Pledged Mortgage and the Senior Liens or purchase the Mortgaged Property subject to the Senior Liens. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all Senior Liens and the Pledged Mortgage in the aggregate, the Issuer, as the holder of the junior liens, and, accordingly, holders of one or more classes of the Bonds of the related Series, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions or the Pledged Mortgage may be nonrecourse. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages.

     If so specified in the related Prospectus Supplement, the Pledged Mortgages may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit, cooperative housing corporations ("Cooperatives") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings.

     The Mortgaged Properties relating to Pledged Mortgages will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments and certain other dwelling units. Such Mortgaged Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the Pledged Mortgages by at least five years, or such other period specified in the related Prospectus Supplement.

     ASSIGNMENT OF PLEDGED MORTGAGES TO BOND TRUSTEE. Assignments of the mortgages or deeds of trust in recordable form, naming the Bond Trustee as assignee, will be executed and, subject to release for recording purposes, delivered to the Bond Trustee along with certain other original documents evidencing the Pledged Mortgages, including the related Mortgage Notes. The original mortgage documents will be held by the Bond

Trustee or its custodian, except to the extent released to the Master Servicer or any Servicer from time to time in connection with its respective servicing activities. Except as otherwise specified in the related Prospectus Supplement, the Issuer will promptly cause the assignments of the related Pledged Mortgages to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the Bond Trustee, such recording is not required to protect the Bond Trustee's interest in such Pledged Mortgages against the claim of any subsequent transferee or any successor to or creditor of the Issuer or the originator of such Pledged Mortgage. In the event an assignment of a Pledged Mortgage to the Bond Trustee is not recorded or the opinion referred to above is not delivered to the Bond Trustee within the period specified in the related Prospectus Supplement, Redwood Trust, may, if required by the Bond Trustee in accordance with the terms of the Indenture, be obligated to (i) purchase such Pledged Mortgage at a price equal to the outstanding principal balance thereof on the date of such purchase plus accrued and unpaid interest thereon to the first day of the month following the month in which such Pledged Mortgage is purchased and deposit such amount in the Bond Account for such Series of Bonds or (ii) if permitted by the applicable provisions of the Indenture and the Mortgage Loan Purchase Agreement with respect to such Series of Bonds, replace such Pledged Mortgage with an eligible substitute mortgage loan (an "Eligible Substitute Pledged Mortgage"). See
" -- Substitution of Mortgage Collateral" herein.

AGENCY SECURITIES


     GENERAL. The agency securities ("Agency Securities") securing a Series of Bonds will consist of (i) fully modified pass-through mortgage-backed certificates guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA", and such certificates, the "GNMA Certificates"), (ii) certificates ("Guaranteed Mortgage Pass-Through Certificates") issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA Certificates"),
(iii) mortgage participation certificates issued and guaranteed as to timely payment of interest and, unless otherwise specified in the related Prospectus Supplement, ultimate payment of principal by the Federal Home Loan Mortgage Corporation ("FHLMC Certificates"), (iv) stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain GNMA, FNMA or FHLMC Certificates and, unless otherwise specified in the related Prospectus Supplement, guaranteed to the same extent as the underlying securities, (v) another type of pass-through certificate issued or guaranteed by GNMA, FNMA or FHLMC and described in the related Prospectus Supplement or (vi) a combination of such Agency Securities (collectively, the "Certificates").


     GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States with the Department of Housing and Urban Development. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, GNMA Certificates that represent an interest in a pool of mortgage loans insured by the FHA under the Housing Act or Title V of the Housing Act of 1949 ("FHA Loans"), or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code ("VA Loans").

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection." In order to meet its obligations under such guaranty, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an unlimited amount which is at any time sufficient to enable GNMA to perform its obligations under its guaranty.

     Each GNMA Certificate pledged to secure a Series of Bonds (which may be issued under either the GNMA I program (each such certificate, a "GNMA I Certificate") or the GNMA II program (each such certificate, a "GNMA II Certificate")) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or by FNMA as a seller-servicer of FHA Loans and/or VA Loans. The mortgage loans underlying the GNMA Certificates will consist of FHA Loans and/or VA Loans. Each such mortgage loan is secured by a one- to four-family or multifamily residential property. GNMA will approve the issuance of each such GNMA Certificate in accordance with a guaranty agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each such GNMA Certificate if the payments received by the GNMA Issuer on the FHA Loans or VA Loans underlying each such GNMA Certificate are less than the amounts due on each such GNMA Certificate.

     The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States. Each such GNMA Certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each such GNMA Certificate will be based on and backed by a pool of FHA Loans or VA Loans secured by one- to four-family residential properties and will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of such GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying such GNMA Certificate, less the applicable servicing and guaranty fee, which together equal the difference between the interest on the FHA Loan or VA Loan and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans or VA Loans underlying such GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA Loans or VA Loans.

     If a GNMA Issuer is unable to make the payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon notification and request, GNMA will make such payments directly to the registered holder of such GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make such payment, the holder of such GNMA Certificate will have recourse only against GNMA to obtain such payment. The Bond Trustee or its nominee, as registered holder of the GNMA Certificates securing a Series of Bonds will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to such GNMA Certificates for any amounts that are not paid when due.

     All mortgage loans underlying a particular GNMA I Certificate must have the same interest rate (except for pools of mortgage loans secured by manufactured homes) over the term of the loan. The interest rate on such GNMA I Certificate will equal the interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA I Certificate, less one-half percentage point per annum of the unpaid principal balance of the mortgage loans.

     Mortgage loans underlying a particular GNMA II Certificate may have per annum interest rates that vary from each other by up to one percentage point. The interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points lower than the highest interest rate on the mortgage loans included in the pool of mortgage loans underlying such GNMA II Certificate (except for pools of mortgage loans secured by manufactured homes).

     Regular monthly installment payments on each GNMA Certificate securing a Series of Bonds will be comprised of interest due as specified on such GNMA Certificate plus the scheduled principal payments on the FHA Loans or VA Loans underlying such GNMA Certificate due on the first day of the month in which the scheduled monthly installments on such GNMA Certificate are due. Such regular monthly installments on each such GNMA Certificate are required to be paid to the registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the registered holder by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans or VA Loans underlying a GNMA Certificate securing a Series of Bonds or any other early recovery of principal on such loans will be passed through to the registered holder of such GNMA Certificate.

     GNMA Certificates may be backed by graduated payment mortgage loans or by Buydown Loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing Buydown Loans will be computed in the same manner as payments derived from other GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of such graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates are backed by graduated payment mortgage loans or Buydown Loans. No statistics comparable to the FHA's prepayment experience on level payment, non-"buydown" mortgage loans are available in respect of graduated payment or Buydown Loans. GNMA Certificates related to a Series of Bonds may he held in book-entry form.

     The GNMA Certificates securing a Series of Bonds, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Prospectus Supplement.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. FNMA originally was established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

     FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     FNMA Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by FNMA. Each mortgage loan generally must meet the applicable standards of the FNMA purchase program. Mortgage loans comprising a pool are either provided by FNMA from its own portfolio or purchased pursuant to the criteria of the FNMA purchase program.

     Mortgage loans underlying FNMA Certificates securing a Series of Bonds will consist of conventional loans, FHA Loans or VA Loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate, level payment FHA Loans or VA Loans are expected to be 30 years.

     Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA Certificate is equal to the lowest interest rate of any mortgage loan in the related pools, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or each other servicer assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will be between 50 basis points and 250 basis points greater than is its annual pass-through rate and under a special servicing option (pursuant to which FNMA assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 55 basis points and 255 basis points greater than the annual FNMA Certificate pass-through rate. One "basis point" is equal to one-hundredth of a percentage point (0.01%). If specified in the related Prospectus Supplement, FNMA Certificates may be backed by adjustable rate mortgages.

     FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute amounts representing such holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by such FNMA Certificate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of

FNMA under its guaranties are obligations solely of FNMA and are not backed by, or entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner. If FNMA were unable to satisfy its obligations, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and accordingly, monthly distributions to holders of FNMA Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     FNMA Certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than FNMA Certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each FNMA Certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA Certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA Certificate register in the case of fully registered FNMA Certificates) as of the close of business on the last day of the preceding month. With respect to FNMA Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA Certificates, distributions thereon will be made by check.

     The FNMA Certificates securing a Series of Bonds, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Prospectus Supplement.

     FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The common stock of FHLMC is owned by the Federal Home Loan Banks and its preferred stock is owned by stockholders of the Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien, conventional mortgage loans or participation interests in such mortgage loans and the sale of the mortgage loans or participations so purchased in the form of guaranteed mortgage securities, primarily FHLMC Certificates. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien Conventional Loans, FHA Loans or VA Loans. FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program.

     Mortgage loans underlying the FHLMC Certificates securing a Series of Bonds will generally consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each such mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another FHLMC Certificate group. Under the Guarantor Program, any such FHLMC Certificate group may include only whole loans or participation interests in whole loans.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate group represented by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the related Prospectus Supplement for a Series of Bonds, guarantee the timely payment of scheduled principal. Under FHLMC's Gold PC Program, FHLMC guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in such month of distribution. Pursuant to its guaranties, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of any demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor and FHLMC has not adopted standards which require that the demand be made within any specified period.

     FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guaranty are obligations solely of FHLMC and are not backed by, or entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Registered holders of FHLMC Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial prepayments of principal and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure and repurchases of the mortgage loans by FHLMC or the seller thereof. FHLMC is required to remit each registered FHLMC certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which such payments are deemed to have been received by FHLMC.

     Under FHLMC's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the pass-through rate on the FHLMC Certificate. Under such program, FHLMC purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased results in the yield (expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a FHLMC Certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a FHLMC Certificate group based upon their yield to FHLMC rather than on the interest rate on the underlying mortgage loans. Under FHLMC's Guarantor Program, the pass-through rate on a FHLMC Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC.

     FHLMC Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of such FHLMC Certificate. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

PRIVATE MORTGAGE-BACKED SECURITIES


     Private Mortgage-Backed Securities may consist of (a) mortgage pass-through certificates evidencing an undivided interest in a pool of mortgage loans or (b) collateralized mortgage obligations secured by mortgage loans. Private Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain mortgage loans. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PMBS Agreement"). Unless otherwise specified in the related Prospectus Supplement, the seller/servicer of the underlying mortgage loans will have entered into the PMBS Agreement with the trustee under such PMBS Agreement (the "PMBS Trustee"). The PMBS Trustee or its agent, or a custodian will possess the mortgage loans underlying such Private Mortgage-Backed Security. Mortgage loans underlying a Private Mortgage-Backed Security will be serviced by a servicer (the "PMBS Servicer") directly or by one or more subservicers who may be subject to the supervision of the PMBS Servicer. Private Mortgage-Backed Securities must
(i) either (a) have been previously registered under the Securities Act of 1933, as amended (the "Securities Act") or (b) if not so registered, held for at least the holding period required by Rule 144(k) under the Securities Act and (ii) be acquired in bona fide secondary market transactions.


     The issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. If so specified in the related Prospectus Supplement, the PMBS Issuer may be an affiliate of the Depositor. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the mortgage loans underlying the Private Mortgage-Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Mortgage-Backed Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under the circumstances specified in the related Prospectus Supplement.

     The mortgage loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment mortgage loans, Buydown Loans, adjustable mortgage loans or loans having balloon or other special payment features. Such mortgage loans may be secured by single (one- to four-) family property or multifamily property or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a Cooperative and the related shares issued by such Cooperative.

     The Prospectus Supplement for a Series of Bonds for which the Mortgage Collateral includes Private Mortgage-Backed Securities will specify the aggregate approximate principal amount and type of the Private Mortgage-Backed Securities to be included in the Mortgage Collateral and, as to any such Private Mortgage-Backed Securities comprising a significant part of the Mortgage Collateral, to the extent such information is known to the Issuer, will in general include the following: (i) certain characteristics of the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities including (A) the payment features of such mortgage loans, (B) the approximate aggregate principal balance of underlying mortgage loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the mortgage loans and (D) the minimum and maximum stated maturities of the underlying mortgage loans at origination; (ii) the maximum original term to stated maturity of the Private Mortgage-Backed Securities; (iii) the weighted average term to stated maturity of the Private Mortgage-Backed Securities; (iv) the pass-through or interest rate of the Private Mortgage-Backed Securities; (v) the weighted average pass-through or interest rate of the Private Mortgage-Backed Securities; (vi) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities; (vii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the mortgage loans underlying the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves; (viii) the terms on which the underlying mortgage loans for such Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities and the terms of any redemption or other call feature; and (ix) the terms on which mortgage loans may be substituted for those originally underlying the Private Mortgage-Backed Securities.

SUBSTITUTION OF MORTGAGE COLLATERAL

     Substitution of Mortgage Collateral (the "Substitute Collateral") will be permitted in the event of breaches of representations and warranties with respect to any original Mortgage Collateral or in the event the documentation with respect to any Mortgage Collateral is determined by the Bond Trustee to be incomplete. The period during which such substitution will be permitted generally will be indicated in the Prospectus Supplement for a Series of Bonds. The Prospectus Supplement for a Series of Bonds will describe the conditions upon which Mortgage Collateral may be substituted for Mortgage Collateral initially securing such Series.

OPTIONAL PURCHASE OF DEFAULTED PLEDGED MORTGAGES


     If so provided in the related Prospectus Supplement, the Master Servicer, the Company, the Bond Insurer and/or other entities specified in the Prospectus Supplement may, at its option, purchase from the Issuer any Pledged Mortgage which is delinquent in payment by more than the number of days specified in such Prospectus Supplement, at a price specified in such Prospectus Supplement.


BOND AND DISTRIBUTION ACCOUNTS


     A separate Bond Account will be established with the Bond Trustee for each Series of Bonds for receipt of (i) all interest and principal payments (including, to the extent applicable, any required advances by the Master Servicer and any Servicers) and all prepayments on the Mortgage Collateral securing such Series required to be remitted to the Bond Trustee (including, to the extent applicable, Insurance Proceeds required to be remitted to the Bond Trustee and Liquidation Proceeds); (ii) the amount of cash, if any, withdrawn from any related Reserve Fund; and (iii) if so specified in the related Prospectus Supplement, the reinvestment income on all of the foregoing. On or prior to the date specified in the related Prospectus Supplement (each, a "Distribution Account Deposit Date"), the Master Servicer shall withdraw from the Bond Account the Bond Distribution Amount for such Payment Date, to the extent of funds available for such purpose on deposit therein, and will deposit such amount in the distribution account (the "Distribution Account").


     The Bond Trustee will invest the funds in the Bond Account and the Distribution Account in Permitted Investments maturing no later than the next Payment Date for the related Series of Bonds. (Indenture, Section 8.02(b)) "Permitted Investments" may include (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each applicable Rating Agency, or such lower rating which will not result in a change in the rating then assigned to each related Series of Bonds by each applicable Rating Agency, (iii) commercial paper or finance company paper which is then receiving the highest commercial or finance company paper rating of each applicable Rating Agency, or such lower rating as will not result in a change in the rating then assigned to each related Series of Bonds by each applicable Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investors Service, Inc. ("Moody's") is not an applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in a change in the rating then assigned to each related Series of Bonds by each Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in a change in the rating then assigned to each related Series of Bonds by each applicable Rating Agency; (vii) repurchase obligations with respect to any security described in clauses (i) and
(ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each applicable Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in a change in the rating then assigned to each related Series of Bonds by each applicable Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each applicable Rating Agency or such lower rating as will not result in a change in the rating then assigned to each related Series of Bonds by each such Rating Agency; and
(x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as will not result in a change in the rating then assigned to each related Series of Bonds by each such Rating Agency; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument; and provided, further, that no investment specified in clause (ix) or clause (x) above shall be a Permitted Investment for any Pre-Funding Account or any related Capitalized Interest Account (as defined herein). If a letter of credit is deposited with the Bond Trustee, such letter of credit will be irrevocable, will name the Bond Trustee, in its capacity as trustee for the Bondholders, as the sole beneficiary and will be issued by a bank acceptable to each applicable Rating Agency. (Indenture, Section 1.01)

     Unless an Event of Default or an event which if not timely cured will constitute an Event of Default with respect to a Series of Bonds has occurred and is continuing, funds remaining in the related Bond Account following a Payment Date for such Bonds (other than certain amounts not constituting Available Funds if so specified in the related Prospectus Supplement or any funds required to be deposited in a related Reserve Fund) will be subject to withdrawal upon the order of the Issuer free from the lien of the Indenture.

PRE-FUNDING ACCOUNT


     If so specified in the related Prospectus Supplement, the Master Servicer will establish and maintain an account (the "Pre-Funding Account"), in the name of the related Bond Trustee on behalf of the related Bondholders, into which the Depositor will deposit cash in an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement on the related closing date for the sale of such Series of Bonds (the "Closing Date"). The Pre-Funding Account will be maintained with the Bond Trustee for the related Series of Bonds and is designed solely to hold funds to be applied by such Bond Trustee during a period specified in such Prospectus Supplement (such period, the "Funding Period") to pay to the Depositor the purchase price for additional Pledged Mortgages and/or Certificates ("Subsequent Mortgage Collateral"). Prior to inclusion in the Collateral securing a Series of Bonds, in accordance with the provisions of the related Indenture, the

Subsequent Mortgage Collateral will be subject to review by the same parties as reviewed the initial Mortgage Collateral. Specifically, the Bond Trustee will be required to perform a document review and an independent firm will certify the fair value of the Subsequent Mortgage Collateral. In addition, the Issuer will be required to deliver to the Bond Trustee a legal opinion to the effect that all Indenture requirements have been met for including the Subsequent Mortgage Collateral in the Collateral.

     Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Mortgage Collateral. The Pre-Funded Amount will not exceed 50% of the initial aggregate principal amount of the Bonds of the related Series. The Pre-Funded Amount will be used by the related Bond Trustee to purchase Subsequent Mortgage Collateral from the Depositor from time to time during the Funding Period. The Funding Period, if any, for a Series of Bonds will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is one year after the related Closing Date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments (as such term is defined above under "-- Bond and Distribution Accounts") under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the Pre-Funding Account will be deposited into the related Bond Account or such other trust account as is specified in the related Prospectus Supplement and losses will be charged against the funds on deposit in the Pre-Funding Account. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be paid to the related Bondholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Bonds. Certain information with respect to the Subsequent Mortgage Collateral will be filed with the Commission on Form 8-K within fifteen days after the date such Subsequent Mortgage Collateral is conveyed to the related Trust.

     In addition, if so specified in the related Prospectus Supplement, on the related Closing Date the Depositor will deposit in an account (the "Capitalized Interest Account") cash in such amount as is necessary to cover shortfalls in interest on the related Series of Bonds that may arise as a result of utilization of the Pre-Funding Account as described above. The Capitalized Interest Account shall be maintained with the Bond Trustee for the related Series of Bonds and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related Mortgage Collateral. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related Series of Bonds by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to the Depositor.

                               CREDIT ENHANCEMENT

GENERAL

     Credit enhancement may be provided with respect to one or more Classes of a Series of Bonds or with respect to the related Mortgage Collateral for the purpose of (i) maintaining timely payments or providing additional protection against losses on the Collateral securing such Series of Bonds, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such Collateral or principal payment rate on such Collateral. Credit enhancement may be in the form of the subordination of one or more Classes of such Series, the establishment of one or more Reserve Funds, use of a Mortgage Pool Insurance Policy, a Special Hazard Insurance Policy, Bankruptcy Bond, cash account, insurance policy, surety bond, guaranteed investment contract, cross-collateralization, reinvestment income, guaranty, letter of credit or derivative arrangement as described herein and in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, no credit enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Bonds and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Bondholders will bear their allocable share of any deficiencies.

SUBORDINATION


     If so specified in the related Prospectus Supplement, a Series of Bonds may consist of one or more Classes of senior bonds ("Senior Bonds") and one or more Classes of subordinated bonds ("Subordinated Bonds"). The rights of the holders of the Subordinated Bonds of a Series (the "Subordinated Bondholders") to receive payments of principal and/or interest (or any combination thereof) will be subordinated to such rights of the holders of the Senior Bonds of the same Series (the "Senior Bondholders") to the extent described in the related Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by the Senior Bondholders of the full amount of their scheduled payments of principal and/or interest. The protection afforded to the Senior Bondholders of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive, prior to any payment being made on the related Subordinated Bonds, the amounts of principal and/or interest due them on each Payment Date out of the funds available for payment on such date in the related Distribution Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future payments that would otherwise have been payable to the Subordinated Bondholders; or (ii) as otherwise described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the borrower. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a Class or Classes of Subordinated Bonds in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will decrease over time.


     If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Collateral and losses with respect to the Mortgage Collateral will be borne first by the various Classes of Subordinated Bonds and thereafter by the various Classes of Senior Bonds, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate payments in respect of delinquent payments on the Mortgage Collateral over the lives of the Bonds or at any time, the aggregate losses in respect of Mortgage Collateral which must be borne by the Subordinated Bonds by virtue of subordination and the amount of payments otherwise distributable to the Subordinated Bondholders that will be distributable to Senior Bondholders on any Payment Date may be limited as specified in the related Prospectus Supplement. If aggregate payments in respect of delinquent payments on the Mortgage Collateral or aggregate losses in respect of such Mortgage Collateral were to exceed the amount specified in the related Prospectus Supplement, Senior Bondholders would experience losses on the Bonds.

     If so specified in the related Prospectus Supplement, various Classes of Senior Bonds and Subordinated Bonds may themselves be subordinate in their right to receive certain payments to other Classes of Senior and Subordinated Bonds, respectively.

     As between Classes of Senior Bonds and as between Classes of Subordinated Bonds, payments may be allocated among such Classes (i) in accordance with a schedule or formula, (ii) in relation to the occurrence of events or (iii) otherwise, in each case as specified in the related Prospectus Supplement. As between Classes of Subordinated Bonds, payments to Senior Bondholders on account of delinquencies or losses and payments to the Reserve Fund will be allocated as specified in the related Prospectus Supplement.

RESERVE FUNDS

     If so specified in the related Prospectus Supplement, the Issuer will deposit in one or more accounts to be established with the Bond Trustee (each, a "Reserve Fund") cash, certificates of deposit, letters of credit, surety bonds, guaranteed investment contracts or any combination thereof, which may be used by the Bond Trustee to make payments on such Series of Bonds to the extent funds are not otherwise available. Reserve Funds will be established if they are deemed by the Issuer to be required to assure timely payment of principal of, and interest on, its Series of Bonds or are otherwise required as a condition to the rating of such Bonds by any Rating Agency, or if the Issuer chooses to reduce the likelihood of a special redemption of such Bonds. The Bond Trustee will invest any cash in any Reserve Fund in Permitted Investments maturing no later than the dates specified in the related Prospectus Supplement. If a letter of credit is deposited with the Bond Trustee, such letter of credit will be irrevocable, will name the Bond Trustee, in its capacity as trustee for the Bondholders, as the sole beneficiary and will be issued by a bank acceptable to each Rating Agency. If a surety bond is deposited with the Bond Trustee, such surety bond will represent an obligation of an insurance company or other corporation whose credit standing is acceptable to each Rating Agency and will provide that the Bond Trustee may exercise all of the rights of the Issuer under such surety bond without the necessity of the taking of any action by the Issuer. Following each Payment Date for such Series of Bonds, amounts may be withdrawn from the related Reserve Funds and remitted to the Issuer free from the lien of the Indenture under the conditions and to the extent specified in the related Prospectus Supplement. Additional information concerning any Reserve Fund securing a Series of Bonds, including without limitation the manner in which such Reserve Fund shall be funded and the conditions under which the amounts on deposit therein will be used to make payments to holders of Bonds of a particular Class of the related Series will be set forth in the related Prospectus Supplement.

MORTGAGE POOL INSURANCE POLICIES


     If so specified in the related Prospectus Supplement, a separate mortgage pool insurance policy or policies ("Mortgage Pool Insurance Policy") may be obtained for a Series of Bonds secured by Pledged Mortgages and issued by the insurer (the "Pool Insurer") named in such Prospectus Supplement. Each Mortgage Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on the related Pledged Mortgages in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Pledged Mortgages as of the first day of the month of issuance of the related Series of Bonds or such other date as is specified in the related Prospectus Supplement (the "Cut-Off Date") which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Bond Trustee and the Bondholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may be made only respecting particular defaulted Pledged Mortgages and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.


     Unless otherwise specified in the related Prospectus Supplement, each Mortgage Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Pledged Mortgage and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the Mortgaged Property at a price equal to the principal balance of the related Pledged Mortgage plus accrued and unpaid interest at the Mortgage Rate to the date of such purchase and certain expenses incurred by the Master Servicer on behalf of the Bond Trustee and Bondholders or (b) to pay the amount by which the sum of the principal balance of the defaulted Pledged Mortgage plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Mortgaged Property is damaged, and proceeds, if any, from the related standard hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged property unless it determines that (i) such restoration will increase the proceeds to Bondholders on liquidation of the Pledged Mortgage after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Mortgage Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Prospectus Supplement, no Mortgage Pool Insurance Policy will insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Pledged Mortgage, including misrepresentation by the Mortgagor, the originator or persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described above and, in such event, might give rise to an obligation on the part of such Seller to repurchase the defaulted Pledged Mortgage if the breach cannot be cured by such Seller. No Mortgage Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Pledged Mortgage occurring when the servicer of such Pledged Mortgage, at the time of default or thereafter, was not approved by the applicable insurer.

     Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related Bonds by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Pledged Mortgages to the date of payment of the claim, unless otherwise specified in the related Prospectus Supplement. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the Bondholders.

SPECIAL HAZARD INSURANCE POLICIES


     If so specified in the related Prospectus Supplement, a separate special hazard insurance policy or policies (the "Special Hazard Insurance Policy") may be obtained for a Series of Bonds secured by Pledged Mortgages and will be issued by the insurer (the "Special Hazard Insurer") named in such Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Bonds from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related Prospectus Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy (unless the Mortgaged Property is located in a federally designated flood area) and (ii) loss caused by reason of the application of the coinsurance clause contained in standard hazard insurance policies. No Special Hazard Insurance Policy will cover losses occasioned by fraud or conversion by the Bond Trustee or Master Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the Mortgaged Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Prospectus Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Pledged Mortgage have been kept in force and other protection and preservation expenses have been paid.


     Subject to the foregoing limitations, and unless otherwise specified in the related Prospectus Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed Pledged Mortgage (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such Pledged Mortgage at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such property. If the unpaid principal balance of a Pledged Mortgage plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of such property will further reduce coverage by such amount. So long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related Pledged Mortgage plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Bondholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.

     To the extent specified in the related Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or a guaranteed investment contract in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such Bonds may be reduced so long as any such reduction will not result in a downgrading of the rating of such Bonds by any applicable Rating Agency.

BANKRUPTCY BONDS

     If so specified in the related Prospectus Supplement, a bankruptcy bond or bonds (the "Bankruptcy Bond") may be obtained for a Series of Bonds secured by Pledged Mortgages to cover losses resulting from proceedings under the federal Bankruptcy Code with respect to a Pledged Mortgage will be issued by an insurer named in such Prospectus Supplement. Each Bankruptcy Bond will cover, to the extent specified in the related Prospectus Supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Pledged Mortgage or a reduction by such court of the principal amount of a Pledged Mortgage and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement. Coverage under a Bankruptcy Bond may be cancelled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Bonds. See "CERTAIN LEGAL ASPECTS OF THE PLEDGED MORTGAGES -- Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

     To the extent specified in the related Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or a guaranteed investment contract in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such Bonds may be reduced so long as any such reduction will not result in a downgrading of the then current rating of such Bonds by any such Rating Agency.

BOND INSURANCE POLICIES, SURETY BONDS AND GUARANTIES


     If specified in the related Prospectus Supplement, deficiencies in amounts otherwise payable on Bonds of a Series or certain Classes thereof will be covered by insurance policies and/or surety bonds (the "Bond Insurance Policy") provided by one or more insurance companies or sureties (the "Bond Insurer"). Such instruments may cover, with respect to one or more Classes of Bonds of the related Series, timely payments of interest and/or full payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, a Series of Bonds may also be covered by insurance or guaranties for the purpose of (i) maintaining timely payments or providing additional protection against losses on the Mortgage Collateral pledged to secure such Series, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such Mortgage Collateral or principal payment rate on such Mortgage Collateral. Such arrangements may include agreements under which Bondholders are entitled to receive amounts deposited in various accounts held by the Bond Trustee upon the terms specified in such Prospectus Supplement. A copy of any such instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Bonds of the related Series.

LETTER OF CREDIT

     If so specified in the related Prospectus Supplement, credit enhancement may be provided by a letter of credit. The letter of credit, if any, with respect to a Series of Bonds will be issued by the bank or financial institution specified in the related Prospectus Supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Collateral pledged to secure the related Series of Bonds on the related Cut-off Date or of one or more Classes of Bonds (the "L/C Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Pledged Mortgage. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Bonds will expire at the date specified in the related Prospectus Supplement. A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

OVER-COLLATERALIZATION


     If so specified in the related Prospectus Supplement, credit enhancement may consist of over-collateralization whereby the aggregate principal balance of the related Mortgage Collateral exceeds the aggregate principal balance of the Bonds of the related Series. Such over-collateralization may exist on the related Closing Date or develop thereafter as a result of the application of a portion of the principal and interest payments on each Pledged Mortgage or Certificate, as the case may be, as an additional payment in respect of principal to reduce the principal balance of a certain Class or Classes of Bonds and, thus, accelerate the rate of payment of principal on such Class or Classes of Bonds.


CROSS-COLLATERALIZATION

     If so specified in the related Prospectus Supplement, separate groups of Mortgage Collateral may be pledged to secure separate Classes of the related Series of Bonds. In such case, credit support may be provided by a cross-collateralization feature which requires that payments be made with respect to Bonds secured by one or more groups of Mortgage Collateral prior to distributions to Subordinated Bonds secured by one or more other groups of Mortgage Collateral. Cross-collateralization may be provided by (i) the allocation of certain excess amounts generated by one or more groups of Mortgage Collateral to one or more other groups of Mortgage Collateral or (ii) the allocation of losses with respect to one or more groups of Mortgage Collateral, to one or more other groups of Mortgage Collateral. Such excess amounts will be applied and/or such losses will be allocated to the Class or Classes of Subordinated Bonds of the related Series then outstanding having the lowest rating assigned by any applicable Rating Agency or the lowest payment priority, in each case to the extent and in the manner more specifically described in the related Prospectus Supplement. The Prospectus Supplement for a Series which includes a cross-collateralization feature will describe the manner and conditions for applying such cross-collateralization feature.

     If so specified in the related Prospectus Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Series of Bonds. If applicable, the related Prospectus Supplement will identify the Series of Bonds to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Series of Bonds thereby and of the application of such coverage to the identified Series of Bonds.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

     If so specified in the related Prospectus Supplement, an Issuer may enter into an agreement with an institution pursuant to which such institution will provide such funds as may be necessary to enable such

Issuer to make principal payments on the Bonds of the related Series at a minimum rate set forth in such Prospectus Supplement.

DERIVATIVE ARRANGEMENTS


     If so specified in the related Prospectus Supplement, credit enhancement may be provided with respect to one or more Classes of Bonds of a Series or with respect to the Mortgage Collateral securing a Series of Bonds in the form of one or more derivative arrangements. A derivative arrangement is a contract or agreement, the price of which is directly dependent upon (i.e., "derived from") the value of one or more underlying assets, including securities, equity indices, debt instruments, commodities, other derivative instruments, or any agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or interest rates). Derivatives involve rights or obligations based on the underlying asset, but do not necessarily result in a transfer of the underlying asset. Derivative arrangements include swap agreements, interest rate swaps, interest rate caps, interest rate floors, interest rate collars and currency swap agreements. A "swap agreement" is a contractual agreement providing for a series of exchanges of principal and/or interest in the same or different currencies. At a more general level, the term "swap agreement" includes the exchange of fixed-for-floating payments on a given quantity of a specified commodity, security or other asset. An "interest rate swap" is a swap agreement between two parties to engage in a series of exchanges of interest payments on the same notional principal amount denominated in the same currency based, respectively, on variable or fixed rates of interest. An "interest rate cap" is an agreement providing for multi-period cash settled options on interest rates. The cap purchaser receives a cash payment whenever the reference rate exceeds the ceiling rate on a fixing date. An "interest rate floor" is an agreement providing for a multi-period interest rate option that provides a cash payment to the holder of the option whenever the reference rate is below the floor on a fixing date. An "interest rate collar" is an agreement providing for a combination of an interest rate cap and an interest rate floor such that a cap is purchased and a floor is sold or vice versa. The effect of an interest rate collar is to place upper and lower bounds on the cost of funds. A "currency swap agreement" is a swap agreement between two parties for the exchange of a future series of interest and principal payments in which one party pays in one currency and the other party pays in a different currency. The exchange rate is fixed over the life of the currency swap agreement.


     The derivative arrangements described above will support the payments on the Bonds to the extent and under the conditions specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, no credit enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Bonds and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Bondholders will bear their allocable share of any deficiencies.

                       SERVICING OF THE PLEDGED MORTGAGES

GENERAL


     The master servicer (the "Master Servicer") of the Pledged Mortgages, if any, securing a Series of Bonds will be responsible for servicing such Pledged Mortgages in accordance with the terms set forth in a master servicing agreement (the "Master Servicing Agreement") among the Issuer, the Master Servicer and the Bond Trustee. The Master Servicer with respect to a Series of Bonds will be identified in the related Prospectus Supplement. The Master Servicer will perform certain of its servicing obligations under the Master Servicing Agreement through one or more servicers (each, a "Servicer") pursuant to one or more mortgage servicing agreements (each, a "Servicing Agreement"). Notwithstanding any such servicing arrangements, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement.


     No Servicing Agreement will contain any terms inconsistent with the related Master Servicing Agreement. While each Servicing Agreement will typically be a contract solely between Redwood Trust and the Servicer, Redwood Trust will assign all of its rights under each Servicing Agreement to the Depositor under the related Mortgage Loan Purchase Agreement and such rights will be assigned to the Bond Trustee pursuant to the Indenture. The Master Servicing Agreement relating to a Series of Bonds will provide that the Master Servicer and, if for any reason such Master Servicer is no longer the Master Servicer of the related Pledged Mortgages, the Bond Trustee or any successor Master Servicer must recognize the Servicer's rights and obligations under such Servicing Agreement. As an independent contractor, each Servicer will perform servicing functions for the Pledged Mortgages including collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of certain insurance claims and, if necessary, foreclosure.

     The Master Servicer may permit Servicers to contract with subservicers to perform some or all of the Servicer's servicing duties, but the Servicer will not thereby be released from its obligations under the related Servicing Agreement. The Master Servicer also may enter into servicing contracts directly with an affiliate of a Servicer or permit a Servicer to transfer its servicing rights and obligations to a third party. In such instances, the affiliate or third party, as the case may be, will perform servicing functions comparable to those normally performed by the Servicer as described above, and the Servicer will not be obligated to perform such servicing functions. When used herein with respect to servicing obligations, the term Servicer includes any such affiliate or third party. The Master Servicer may perform certain supervisory functions with respect to servicing by the Servicers directly or through an agent or independent contractor.

     On or before the related Closing Date, the Master Servicer will establish one or more accounts (the "Custodial Account") into which each Servicer will remit collections on the Pledged Mortgages serviced by it (net of its related servicing compensation, amounts retained to pay certain insurance premiums and amounts retained by such Servicer as reimbursement for certain advances it has made). For purposes of the Master Servicing Agreement, the Master Servicer will be deemed to have received any amounts with respect to the Pledged Mortgages that are received by a Servicer regardless of whether such amounts are remitted by the Servicer to the Master Servicer. The Master Servicer will have the right under the Master Servicing Agreement to remove the Servicer servicing any Pledged Mortgages in the event such Servicer defaults under its Servicing Agreement and will exercise that right if the Master Servicer considers such removal to be in the best interest of the Bondholders. In the event that the Master Servicer removes a Servicer, the Master Servicer will continue to be responsible for servicing the related Pledged Mortgages.

     A form of Master Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Master Servicing Agreement with respect to a Series of Bonds secured by Pledged Mortgages will be assigned to the Bond Trustee as security for such Series. The following summaries describe certain provisions of the form of Master Servicing Agreement. The summaries are qualified in their entirety by reference to the form of Master Servicing Agreement. Where particular provisions or terms used in the form of Master Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

PAYMENTS ON PLEDGED MORTGAGES

     Pursuant to the Master Servicing Agreement with respect to a Series of Bonds, the Master Servicer will be required to establish and maintain a separate Eligible Account or Eligible Accounts (collectively, the "Bond Account") into which it will deposit or cause to be deposited on a daily basis, or such other basis as may be specified in the related Prospectus Supplement, payments of principal and interest (net of servicing compensation, amounts retained to pay certain insurance premiums and amounts retained by the Master Servicer or any Servicer as reimbursement for certain advances it has made) received with respect to the related Pledged Mortgages. Such amounts will include principal prepayments, certain Insurance Proceeds and Liquidation Proceeds and amounts paid by the Servicer or the Company in connection with any optional purchase by the Servicer or the Company of any defaulted Pledged Mortgages.

     An "Eligible Account" is an account either (i) maintained with a depository institution the short-term debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of which, but only if Moody's is not an applicable Rating Agency) are rated in the highest short-term rating category by each applicable Rating Agency, (ii) an account or accounts the deposits in which are fully insured by either the BIF or SAIF,
(iii) an account or accounts the deposits in which are insured by the BIF or SAIF to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the Bondholders have a claim with respect to the funds in the Bond Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Bond Account is maintained, (iv) a trust account or accounts maintained with the trust department of a federal or a state chartered depository institution or trust company, acting in a fiduciary capacity or (v) an account or accounts otherwise acceptable to each applicable Rating Agency. The collateral eligible to secure amounts in the Bond Account is limited to Permitted Investments. A Bond Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Payment Date in Permitted Investments. If so specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Bond Account as additional compensation and will be obligated to deposit in the Bond Account the amount of any loss immediately as realized.

     Pursuant to the Master Servicing Agreement, the Master Servicer will be required to remit to the Bond Trustee (to the extent not previously remitted), on or before each Distribution Account Deposit Date, the Bond Distribution Amount for the related Payment Date for deposit in the Distribution Account for such Series of Bonds maintained with the Bond Trustee.

     Any amounts received by the Master Servicer as Insurance Proceeds or as Liquidation Proceeds, net of any expenses and other amounts reimbursable to the Master Servicer pursuant to the Master Servicing Agreement, will (unless applied to the repair or restoration of a Mortgaged Property) be deemed to be payments received with respect to the Pledged Mortgages securing the related Series of Bonds and will be deposited in the related Bond Account.

     Prior to each Payment Date for a Series of Bonds, the Master Servicer will furnish to the Bond Trustee a statement setting forth certain information with respect to payments received with respect to the Pledged Mortgages.

COLLECTION PROCEDURES

     The Master Servicer, directly or through one or more Servicers, will make reasonable efforts to collect all payments called for under the Pledged Mortgages and will, consistent with each Master Servicing Agreement and any Mortgage Pool Insurance Policy, Primary Mortgage Insurance Policy and Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to mortgage loans that are comparable to the Pledged Mortgages. Consistent with the above, the Master Servicer or applicable Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Pledged Mortgage and (ii) to the extent not inconsistent with the coverage of such Pledged Mortgage by a Mortgage Pool Insurance Pool Policy, Primary Mortgage Insurance Policy or Bankruptcy Bond or alternative arrangements, if applicable, arrange with a Mortgagor a schedule for the liquidation of delinquencies running for no more than 180 days (unless a longer period is specified in the related Prospectus Supplement) after the applicable due date for each payment. To the extent the Master Servicer is obligated to make or to cause to be made advances, such obligation will remain during any period of such an arrangement.

     Unless otherwise specified in the related Prospectus Supplement, in any case in which property securing a Pledged Mortgage has been, or is about to be, conveyed by the Mortgagor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Pledged Mortgage under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and will not impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause, the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Pledged Mortgage and, to the extent permitted by applicable law, the Mortgagor also remains liable thereon. If a Mortgaged Property is sold or transferred, the Master Servicer will be required promptly to notify the Bond Trustee and the respective issuers of any hazard insurance policies, mortgagor bankruptcy insurance and mortgage insurance policies to assure that all required endorsements to each insurance policy are obtained and that coverage under each such policy will remain in effect after the occurrence of such sale or transfer. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "CERTAIN LEGAL ASPECTS OF PLEDGED MORTGAGES -- 'Due-on-Sale' Clauses" herein. In connection with any such assumption, the terms of the related Pledged Mortgage may not be changed.

     With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "CERTAIN LEGAL ASPECTS OF PLEDGED MORTGAGES" herein. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the ability to sell and realize the value of those shares.

     In general, a "tenant-stockholder" (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1) must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that such a failure would be permitted to continue over a period of years appears remote.

JUNIOR MORTGAGES

     In the case of single family loans secured by junior liens on the related Mortgaged Properties, the Master Servicer will be required to file (or cause to be filed) of record a request for notice of any action by a superior lienholder under the Senior Lien for the protection of the related Bond Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Master Servicer also will be required to notify any superior lienholder in writing of the existence of the Pledged Mortgage and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder. If the Master Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, then the Master Servicer will be required to take, on behalf of the related Issuer, whatever actions are necessary to protect the interests of the related Bondholders, and/or to preserve the security of the related Pledged Mortgage. The Master Servicer will generally be required to advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the related Bondholders and the Master Servicer determines such advances are recoverable out of payments on or proceeds of the related Pledged Mortgage.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each Series of Bonds will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Pledged Mortgage securing such Series of Bonds and such compensation will be retained by it from collections of interest on such Pledged Mortgage (the "Master Servicing Fee"). As compensation for its servicing duties, any Servicer or subservicer will generally be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, the Master Servicer, any Servicer or any subservicer will retain as additional compensation all prepayment charges, assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit that may accrue as a result of the investment of funds in the applicable Bond Account (unless otherwise specified in the related Prospectus Supplement).

     The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Series of Bonds and incurred by it in connection with its responsibilities under the related Master Servicing Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the Bond Trustee, any custodian appointed by the Bond Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Servicers and Sellers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Servicers under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursement of expenses incurred by it in connection with any defaulted Pledged Mortgage as to which it has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received (a "Liquidated Mortgage"), and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Bondholders to receive any related Liquidation Proceeds (including Insurance Proceeds).

PREPAYMENTS

     In general, when a borrower prepays a mortgage loan between due dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. In the event such prepayments, together with other prepayments (including for this purpose prepayments resulting from refinancing or liquidations of the Pledged Mortgages or the mortgage loans underlying the Certificates, as the case may be, due to defaults, casualties, condemnations, repurchases by the Seller, the Issuer or Redwood Trust or purchases thereof by the Master Servicer or the Company), result in a shortfall in the amount of interest available on a Payment Date for the Bonds of a Series, the Master Servicer may be required to cover the shortfall, but only if and to the extent specified in the related Prospectus Supplement.

EVIDENCE AS TO COMPLIANCE

     Each Master Servicing Agreement and Indenture will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Issuer and the Bond Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for FHLMC or such other procedures as may be specified in the related Prospectus Supplement, the servicing by or on behalf of the Master Servicer of Pledged Mortgages under agreements substantially similar to each other (including the related Master Servicing Agreement) was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC, the Uniform Single Attestation Program for Mortgage Bankers or such other procedure, requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Pledged Mortgages by Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for FHLMC or such other procedure, (rendered within one year of such statement) of firms of independent public accountants with respect to the related Servicer.

     Each Master Servicing Agreement and Indenture will also provide for delivery to the Issuer and the Bond Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Master Servicing Agreement throughout the preceding year.

     Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Bondholders of the related Series without charge upon written request to the Issuer at its principal executive offices.

ADVANCES AND OTHER AMOUNTS PAYABLE BY MASTER SERVICER


     Subject to any limitations set forth in the related Prospectus Supplement, each Master Servicing Agreement will require the Master Servicer to advance on or before each Payment Date (from its own funds, funds advanced by Servicers or funds held in the Bond Account for future distribution to Bondholders), an amount equal to the aggregate of payments of principal and interest that were delinquent on the related Determination Date ("Advances"), subject to the Master Servicer's determination that such advances will be recoverable out of late payments by obligors on the Mortgage Collateral, Liquidation Proceeds, Insurance Proceeds or otherwise. In the case of Cooperative Loans, the Master Servicer also will be required to advance any unpaid maintenance fees and other charges under the related proprietary leases as specified in the related Prospectus Supplement.


     In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to Bondholders, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Bondholders, the Master Servicer will replace such funds on or before any future Payment Date to the extent that funds in the applicable Bond Account on such Payment Date would be less than the amount required to be available for distributions to Bondholders on such date. Any Advances will be reimbursable to the Master Servicer out of recoveries on the specific Mortgage Collateral with respect to which such Advances were made (e.g., late payments made by the related obligors, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Pledged Mortgage repurchased pursuant to the related Master Servicing Agreement). In addition, Advances by the Master Servicer (and any advances by a Servicer) also will be reimbursable to the Master Servicer (or Servicer) from cash otherwise distributable to Bondholders to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described in the immediately preceding sentence. The Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the Master Servicing Agreement. If specified in the related Prospectus Supplement, the obligations of the Master Servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or a letter of credit, in each case as described in such Prospectus Supplement.

RESIGNATION OF MASTER SERVICER


     A Master Servicer may not resign from its obligations and duties under a Master Servicing Agreement or assign or transfer such duties or obligations except (i) upon a determination that its duties thereunder are no longer permissible under applicable law or (ii) upon a sale of its servicing rights with respect to the Pledged Mortgages with the prior written consents of the Bond Trustee, the Issuer and any applicable Bond Insurer. No such resignation will become effective until the Bond Trustee, as Stand-by Master Servicer, or a Successor Master Servicer (as such terms are defined below) has assumed the Master Servicer's obligations and duties under such Master Servicing Agreement.



     Each Master Servicing Agreement will provide that such a successor master servicer (the "Successor Master Servicer") must be satisfactory to the Issuer, the Bond Trustee and any applicable Bond Insurer, in the exercise of their reasonable discretion and must be approved to act as a mortgage servicer for FHLMC or FNMA.

STAND-BY SERVICER

     If so specified in the related Prospectus Supplement, the Bond Trustee will act as stand-by Master Servicer (the "Stand-by Master Servicer") with respect to each Series of Bonds secured by Pledged Mortgages. As Stand-by Master Servicer, the Bond Trustee will succeed to the rights and obligations of the Master Servicer with respect to the Pledged Mortgages securing such Series upon a default by the Master Servicer or upon resignation by the Master Servicer until the appointment of a Successor Master Servicer.

SPECIAL SERVICING AGREEMENT


     The Company may appoint a special servicer (the "Special Servicer") to undertake certain responsibilities with respect to certain defaulted Pledged Mortgages securing a Series. The Special Servicer may engage various independent contractors to perform certain of its responsibilities, provided, however, the Special Servicer remains fully responsible and liable for all its requirements under the special servicing agreement (the "Special Servicing Agreement"). As may be further specified in the related Prospectus Supplement, the Special Servicer, if any, may be entitled to various fees, including, but not limited to, (i) a monthly engagement fee applicable to each Pledged Mortgage, (ii) a special servicing fee, or (iii) a performance fee applicable to each liquidated Pledged Mortgage, in each case calculated as set forth in the related Prospectus Supplement.


CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE COMPANY


     Each Master Servicing Agreement will provide that neither the Master Servicer, the Company, the Owner Trustee nor any director, officer, employee or agent of the Master Servicer, the Company or the Owner Trustee will be under any liability to the related Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Master Servicing Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Company, the Owner Trustee nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Master Servicing Agreement will further provide that the Master Servicer, the Company, the Owner Trustee and any director, officer, employee or agent of the Master Servicer, the Company or the Owner Trustee will be entitled to indemnification by the related Issuer and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Master Servicing Agreement or the Bonds, other than any loss, liability or expense related to any specific Mortgage Collateral (except any such loss, liability or expense otherwise reimbursable pursuant to the Master Servicing Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Master Servicing Agreement will provide that neither the Master Servicer, the Company nor the Owner Trustee will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Master Servicing Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer, the Company or the Owner Trustee may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Master Servicing Agreement and the rights and duties of the parties thereto and the interests of the Bondholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the related Issuer, and the Master Servicer, the Company or the Owner Trustee, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise available for distribution to Bondholders.


     Any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Master Servicing Agreement, provided that such person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, FNMA or FHLMC and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the Bonds of such Series.

SERVICING DEFAULTS

     Events of default under the Master Servicing Agreement (each, a "Servicing Default") for a Series of Bonds will include (i) any failure of the Master Servicer to deposit in the Bond Account or remit to the Bond Trustee any required payment (other than an Advance) which continues unremedied for one business day after the giving of written notice of such failure to the Master Servicer by the Bond Trustee or the Issuer; (ii) any failure by the Master Servicer to make an Advance as required under the Master Servicing Agreement, unless cured as specified therein; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Master Servicing Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Bond Trustee or the Issuer; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

RIGHTS UPON SERVICING DEFAULT


     If a Servicing Default under a Master Servicing Agreement shall have occurred and be continuing, the Bond Trustee (with the consent of the Bond Insurer, if any) may terminate all of the rights and obligations of the Master Servicer under such Master Servicing Agreement, including the Master Servicer's rights to receive any Master Servicing Fees. Upon such termination, the Bond Trustee, as Stand-by Master Servicer, or any Successor Master Servicer duly appointed by the Bond Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under such Master Servicing Agreement and will be entitled to similar compensation arrangements. Neither the Issuer nor the Bond Trustee shall have any right to waive any Servicing Default, except under certain circumstances specified in the Master Servicing Agreement.


AMENDMENT OF MASTER SERVICING AGREEMENT


     A Master Servicing Agreement with respect to any Series of Bonds secured by Pledged Mortgages may not be amended, changed, modified, terminated or discharged, except by an instrument in writing signed by all parties thereto, and with prior written notice to any applicable Bond Insurer.


                                 THE INDENTURE

     The following is a general summary of certain provisions of the Indenture for each Series of Bonds not described elsewhere in this Prospectus. The summaries are qualified in their entirety by reference to the provisions of the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries. The Indenture relating to each Series of Bonds will be filed with the Securities and Exchange Commission within fifteen days of the closing of the sale of such Series of Bonds.

GENERAL

     The Indenture does not limit the amount of Bonds that can be issued thereunder and provides that Bonds may be issued up to the aggregate principal amount authorized from time to time by the Issuer.

MODIFICATION OF INDENTURE

     With the consent of the holders of not less than 66 2/3% of the then outstanding principal amount of the Class of Bonds of the related Series specified in the related Prospectus Supplement to be the "Controlling Class", the Bond Trustee and the Issuer may execute a supplemental indenture to add provisions to, or change in any manner or eliminate any provisions of, the Indenture with respect to the Bonds of such Series or modify (except as provided below) in any manner the rights of the Bondholders.

     Without the consent of the holder of each outstanding Bond affected, however, no supplemental indenture shall (a) change the Stated Maturity of the principal of, or any installment of interest on, any Bond or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto, or change the earliest date on which any Bond may be redeemed at the option of the Issuer, or any place of payment where, or the coin or currency in which, any affected Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture regarding payment, (b) reduce the percentage of the aggregate amount of the outstanding Bonds, the consent of the holders of which is required for any such supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture, (c) modify the provisions of the Indenture specifying the circumstances under which such a supplemental indenture may not change the provisions of the Indenture without the consent of each outstanding Bond affected thereby, or the provisions of the Indenture with respect to certain remedies available in an Event of Default (as defined herein), except to increase any percentage specified therein or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Bond affected thereby, (d) modify or alter the provisions of the Indenture defining when Bonds are outstanding, (e) permit the creation of any lien (other than certain permitted liens) ranking prior to or on a parity with the lien of the Indenture with respect to any part of the property subject to lien under the Indenture, or terminate the lien of the Indenture on any property at any time subject thereto or deprive the holder of any Bond of the security afforded by the lien of the Indenture (other than in connection with a permitted substitution of Mortgage Collateral) or (f) modify any of the provisions of the Indenture in such manner as to affect the calculation of the debt service requirement for any Bond or the rights of the Bondholders to the benefits of any provisions for the mandatory redemption of Bonds contained therein. (Indenture, Section 9.02)

     The Issuer and the Bond Trustee may also enter into supplemental indentures, without obtaining the consent of Bondholders, to cure ambiguities or make minor corrections, and to do such other things as would not adversely affect the interests of Bondholders. (Indenture, Section 9.01)


     Each Bondholder agrees that unless a Bond Insurer default exists, the Bond Insurer shall have the right to exercise the voting rights of the Bondholders to the extent set forth in the Indenture.


EVENTS OF DEFAULT

     An event of default (an "Event of Default") with respect to any Series of Bonds is defined in the Indenture as being: (a) the failure (i) to pay any principal of, or interest on, any Bond of such Series then due, (ii) if applicable, to call for special redemption any Bonds that are required to be so redeemed or (iii) to pay the redemption price of any Bonds called for redemption; (b) a default in the observance of certain negative covenants in the Indenture; (c) a default in the observance of any other covenant of the Issuer, and the continuation of any such default for a period of 30 days after notice thereof is given to the Issuer by the Bond Trustee or by the holders of more than 50% in outstanding principal amount of the Controlling Class of Bonds of such Series; (d) any representation or warranty made by the Issuer in the Indenture or in any certificate delivered pursuant thereto being incorrect in a material respect as of the time made, and the circumstances in respect of which such representation or warranty is incorrect are not cured within 30 days after notice thereof is given to the Issuer by the Bond Trustee or by the holders of more than 50% in outstanding principal amount of the Controlling Class of Bonds of such Series; or (e) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer. (Indenture, Section 5.01)

RIGHTS UPON EVENTS OF DEFAULT

     In case an Event of Default shall occur and be continuing with respect to a Series of Bonds, the Bond Trustee or holders of more than 50% in outstanding principal amount of the Controlling Class of Bonds of such Series may declare the principal of such Series of Bonds to be due and payable. Such declaration may under certain circumstances be rescinded by the holders of a majority in principal amount of the outstanding Bonds of such Series. (Indenture, Section 5.02)

     Upon an Event of Default the Bond Trustee may, in its discretion, sell the Collateral for such Series, in which event the Bonds of such Series will be payable pro rata, without regard to their Stated Maturities, or in such other manner as is specified in the related Prospectus Supplement, out of the collections on, or the proceeds from the sale of, such Collateral and will, to the extent permitted by applicable law, bear interest at the interest rate specified in the Indenture. (Indenture, Section 5.08) If so specified in the related Prospectus Supplement, following an Event of Default, if a Series of Bonds has been declared to be due and payable, the Bond Trustee may, in its discretion, refrain from selling the Collateral, including the Mortgage Collateral, for such Series and continue to apply all amounts received on the Collateral to payments due on the Bonds of such Series in accordance with their terms, notwithstanding the acceleration of the maturity of such Bonds. (Indenture, Section 5.05)

     In case an Event of Default shall occur and be continuing, the Bond Trustee shall be under no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties under the Indenture if it has reasonable grounds for believing that it has not been assured of adequate security or indemnity. (Indenture, Section 6.01(e)) Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount outstanding of the Controlling Class of outstanding Bonds of a Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Bond Trustee or exercising any trust or power conferred on the Bond Trustee with respect to the Bonds of such Series; and the holders of a majority in principal amount of the Controlling Class of Bonds of a Series then outstanding may, in certain cases, waive any default with respect thereto, except a default in payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the consent of each holder of Bonds affected. (Indenture, Sections 5.14 and 5.15)

     No holder of Bonds will have the right to institute any proceeding with respect to the Indenture, unless (a) such holder previously has given to the Bond Trustee written notice of an Event of Default, (b) the holders of more than 50% in outstanding principal amount of the Controlling Class of Class of Bonds of the Series have made written request upon the Bond Trustee to institute such proceedings in its own name as Bond Trustee and have offered the Bond Trustee indemnity in full, (c) the Bond Trustee has for 60 days neglected or refused to institute any such proceeding and (d) no direction inconsistent with such written request has been given to the Bond Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Bonds of such Series. (Indenture, Section 5.09)

CERTAIN COVENANTS OF THE ISSUER

     The Issuer covenants in the Indenture, among other matters, that it will not (a) sell, exchange or otherwise dispose of any portion of the Collateral for a Series of Bonds except as expressly permitted by the Indenture or the Master Servicing Agreement, (b) amend Sections 2.03 or 11.01 of the Issuer's Deposit Trust Agreement without the consent of the holders of 66 2/3% in outstanding principal amount of each Class of Bonds affected thereby or (c) incur, assume or guarantee any indebtedness other than in connection with the issuance of the Bonds. (Indenture, Section 3.09) Section 2.03 of the Issuer's Deposit Trust Agreement provides that the trust shall not have the power to perform any act or engage in any business whatsoever except to issue and administer the Bonds of a Series, to receive and own the Collateral, to maintain and administer the Collateral, to pledge the Collateral to support such Bonds pursuant to the Indenture and to take certain other actions incidental thereto. Section 11.01 of the Issuer's Deposit Trust Agreement prohibits the amendment of the Deposit Trust Agreement if the Owner Trustee determines that such amendment will adversely affect any right, duty or liability of, or immunity or indemnity in favor of, the Owner Trustee under the Issuer's Deposit Trust Agreement, or will cause or result in any conflict with or breach of any terms of, or default under, the charter documents or bylaws of the Owner Trustee or any document to which the Owner Trustee is a party.

ISSUER'S ANNUAL COMPLIANCE STATEMENT

     The Issuer will be required to file annually with the Bond Trustee a written statement as to fulfillment of its obligations under the Indenture. (Indenture, Section 3.10)

BOND TRUSTEE'S ANNUAL REPORT

     The Bond Trustee will be required to mail each year to all Bondholders a brief report relating to its eligibility and qualifications to continue as the Bond Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to the Bond Trustee in its individual capacity, the property and funds physically held by the Bond Trustee as such, and any action taken by it which materially affects the Bonds and which has not been previously reported. (Indenture, Section 7.03)

SATISFACTION AND DISCHARGE OF INDENTURE

     The Indenture will be discharged with respect to the Collateral securing the Bonds of a Series upon the delivery to the Bond Trustee for cancellation of all of the Bonds of such Series or, with certain limitations, upon deposit with the Bond Trustee of funds sufficient for the payment in full of all of the Bonds of such Series. (Indenture, Section 4.01)

REPORT BY BOND TRUSTEE TO BONDHOLDERS

     On each Payment Date, the Bond Trustee will send a report to each Bondholder setting forth the amount of such payment representing interest, the amount thereof, if any, representing principal, the amount of any related Advance and the outstanding principal amount of Bonds of each Class (the aggregate principal amount of the Bonds of each Class in the case of holders of Bonds on which payments of interest only are then being made) after giving effect to the payments made on such Payment Date. (Indenture, Section 8.06)

THE BOND TRUSTEE

     The Bond Trustee under each Indenture will be identified in the related Prospectus Supplement.

                   CERTAIN LEGAL ASPECTS OF PLEDGED MORTGAGES

     The following discussion contains general summaries of certain legal aspects of mortgage loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially from state to state), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which Mortgaged Properties may be located. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Pledged Mortgages.

GENERAL

     The Pledged Mortgages will consist of notes and either mortgages, deeds of trust, security deeds or deeds to secure debts, depending upon the prevailing practice in the state in which the underlying Mortgaged Property is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and owner of the mortgaged property; and the mortgagee, who is the lender. Under a mortgage instrument, the mortgagor delivers to the mortgagee (i) a note or bond evidencing the loan and (ii) the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the borrower-property owner, called the trustor (similar to a mortgagor); a lender (similar to a mortgagee) called the beneficiary; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure a debt are governed by law, and, with respect to some deeds of trust, the directions of the beneficiary.

     COOPERATIVES. Certain of the Pledged Mortgages may be Cooperative Loans. The Cooperative owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The Cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the Cooperative and/or underlying land, as is generally the case, the Cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with the construction or purchase of the Cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that Cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the Cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the Cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of Cooperative shares or, in the case of any Mortgage Collateral securing a Series of Bonds that includes Cooperative Loans, the collateral securing the Cooperative Loans.

     The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying rights is financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares if filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares.

JUNIOR MORTGAGES

     Certain of the Pledged Mortgages may be secured by junior mortgages or deeds of trust, which are junior to senior mortgages or deeds of trust which are not part of the Mortgage Collateral. The rights of the Bondholders as the holders of a junior deed of trust or a junior mortgage are subordinate in lien priority and in payment priority to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See " -- Foreclosure/Repossession" below.

     Furthermore, the terms of the junior mortgage or deed of trust are subordinate to the terms of the senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage or deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the rights to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage.

FORECLOSURE/REPOSSESSION

     DEED OF TRUST. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states, such as California, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, including California, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

     MORTGAGES. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished, or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. See "SECURITY FOR THE BONDS" herein.

     A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on the junior loan, and may be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees. Accordingly, with respect to those mortgage loans which are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceeds.

     Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

     COOPERATIVE LOANS. The Cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See " -- Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building but who did not purchase shares in the Cooperative when the building was so converted.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon a payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the current fair market value of the property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the Master Servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting mortgagors.

     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. In certain instances, a rehabilitation plan proposed by the debtor may reduce the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Pledged Mortgages securing a Series of Bonds and possible reductions in the aggregate amount of such payments.

     The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

     Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

ENVIRONMENTAL RISKS

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred cleanup costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner or operator" for the costs of addressing releases or threatened releases of hazardous substances at a Mortgaged Property even though the environmental damage or threat was caused by a prior or current owner or operator or a third-party. CERCLA imposes liability for such costs on any and all "responsible parties," including "owners or operators." However, CERCLA excludes from the definition of "owner or operator" a secured creditor "who without participating in the management of the facility," holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

     Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

     This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the day-to-day management of all operational functions of the mortgaged property.

     If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would become a liability of the Issuer and occasion a loss to Bondholders.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     Except as otherwise specified in the applicable Prospectus Supplement, at the time the Pledged Mortgages or the mortgage loans underlying the Certificates, as the case may be, were originated, no environmental assessment or a very limited environmental assessment of the Mortgage Properties or the real property constituting security for such mortgage loans, respectively, was conducted.

DUE-ON-SALE CLAUSES

     Unless otherwise provided in the related Prospectus Supplement, each Pledged Mortgage will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan may be accelerated by the mortgagee. In recent years, court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, for various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Pledged Mortgages and the number of Pledged Mortgages which may extend to maturity.

ENFORCEABILITY OF PREPAYMENT CHARGES AND LATE PAYMENT FEES

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid.

     Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Mortgaged Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Pledged Mortgages. The absence of such a restraint on prepayment, particularly with respect to Fixed Rate Pledged Mortgages having higher interest rates, may increase the likelihood of refinancing or other early retirement of such loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT


     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the applicable Servicer to collect full amounts of interest on certain of the Pledged Mortgages. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Bonds. In addition, the Relief Act imposes limitations which would impair the ability of the applicable Servicer to foreclose on an affected Pledged Mortgage during the borrower's period of active duty status. Thus, in the event that such a Pledged Mortgage goes into default, there may be delays and losses occasion by the inability to realize upon the Mortgaged Property in a timely fashion.

SUBORDINATE FINANCING

     When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceeds by the senior lender.

                        FEDERAL INCOME TAX CONSEQUENCES


     The following discussion summarizes the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Bonds, as based on the advice of Giancarlo & Gnazzo, A Professional Corporation, special tax counsel to the Issuer. This summary is based on the Internal Revenue Code of 1986, as amended (the "CODE"), regulations, rulings and decisions in effect as of the date of this Prospectus, all of which are subject to change. This summary does not address federal income tax consequences applicable to all categories of investors, some of which (such as banks and insurance companies) may be subject to special rules. In addition, the summary is limited to investors who will hold the Bonds as "capital assets" (generally, property held for investment) as defined in Section 1221 of the Code. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Bonds. As applied to any particular Class or Series of Bonds, the summary is subject to further discussion or change as provided in the related Prospectus Supplement.



OVERVIEW



     The federal income tax consequences applicable with respect to a specific Series of Bonds will vary depending on whether an election is made to treat the Trust Estate relating to such Series of Bonds as a real estate mortgage investment conduit ("REMIC") under the Code. The Prospectus Supplement for each Series of Bonds will specify whether a REMIC election will be made with respect to such Series. Bonds of any Series that are not the subject of a REMIC election ("NON-REMIC BONDS") are intended to be classified as indebtedness of the Issuer for federal income tax purposes.



NON-REMIC BONDS



     General. If a REMIC election is not made, Giancarlo & Gnazzo, A Professional Corporation, will deliver its opinion that, although no regulations, published rulings or judicial decisions exist that discuss the characterization for federal income tax purposes of securities with terms substantially the same as the Non-REMIC Bonds, in its opinion such Bonds will be treated for federal income tax purposes as indebtedness of the Issuer and not as an ownership interest in the Collateral, or an equity interest in the Issuer or in a separate association taxable as a corporation.



     Status as Real Property Loans. Because, in such counsel's opinion, the Non-REMIC Bonds will be treated as indebtedness of the Issuer for federal income tax purposes, (i) such Bonds held by a thrift institution taxed as a domestic building and loan association will not constitute "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v),
(ii) interest on Non-

REMIC Bonds held by a real estate investment trust will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), and Non-REMIC Bonds will not constitute "real estate assets" or "government securities" within the meaning of Code Section 856(c)(4)(A), and (iii) Non-REMIC Bonds held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i).



     Interest on Non-REMIC Bonds. Except as described below with respect to original issue discount, market discount or premium, interest paid or accrued on Non-REMIC Bonds generally will be treated as ordinary income to the holder, and will be includible in income in accordance with such holder's regular method of accounting.



     Original Issue Discount. All Deferred Interest Bonds will be, and some or all of the other Bonds may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Bonds having original issue discount must generally include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in accordance with the constant yield method, in advance of receipt of the cash attributable to such income. The Issuer will indicate on the face of each Bond issued by it information concerning the application of the original issue discount rules to such Bond and certain other information that may be required. The Issuer will report annually to the Internal Revenue Service (the "IRS") and to holders of record of such Bonds information with respect to the original issue discount accruing on such Bonds during the reporting period.



     Rules governing original issue discount are set forth in Code Sections 1271 through 1273, 1275 and 1281 through 1283 and in regulations issued thereunder (the "OID REGULATIONS"). The Code or the OID Regulations either do not address, or are subject to varying interpretations with respect to, several issues relevant to obligations, such as the Bonds, that are subject to prepayment. Therefore, there is some uncertainty as to the manner in which the original issue discount rules of the Code will be applied to the Bonds.



     Original Issue Discount Defined. In general, each Bond will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Bondholder's income. The amount of original issue discount on such a Bond is the excess of the stated redemption price at maturity of the Bond over its issue price. The issue price of a Bond is the initial offering price to the public at which a substantial amount of the Bonds of that Class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers), generally as set forth on the cover page of the Prospectus Supplement for a Series of Bonds. (The portion of the initial offering price which consists of interest accrued on the Bonds from the date of issuance to the Closing Date may, at the option of the Bondholder, be subtracted from the issue price of the Bonds and treated as an offset of interest received on the first Payment Date.) The stated redemption price at maturity of a Bond is equal to the total of all payments to be made on the Bond other than "qualified stated interest payments." "Qualified stated interest payments" are payments on the Bonds which are paid at least annually and are based on either a fixed rate or a "qualified variable rate." Under the OID Regulations, interest is treated as payable at a "qualified variable rate" and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the Bond does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Bond. Generally, the stated redemption price at maturity of a Bond (other than a Deferred Interest Bond or a Payment Lag Bond, as defined below) is its stated principal amount; the stated redemption price at maturity of a Deferred Interest Bond is the sum of all payments (regardless of how denominated) scheduled to be received on such Bond under the Tax Prepayment Assumption (as defined below). Any payment of interest that is not a qualified stated interest payment is a "contingent interest payment." The related Prospectus Supplement will discuss whether the payments of interest on a Bond are qualified stated interest payments and the treatment for federal income tax purposes of any contingent interest payments.



     De Minimis Original Issue Discount. Notwithstanding the general definition of original issue discount above, any original issue discount with respect to a Bond will be considered to be zero if such discount is less than 0.25% of the stated redemption price at maturity of the Bond multiplied by its weighted average life (a "de minimis" amount). The weighted average life of a Bond for this purpose is the sum of the following amounts (computed for each payment included in the stated redemption price at maturity of the Bond): (i) the number of complete years (rounded down for partial years) from the Closing Date until the date on which each such payment is scheduled to be made under the Tax Prepayment Assumption, multiplied by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the Bond's stated redemption price at maturity. Bondholders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Bond is held as a capital asset. However, accrual method holders may elect to accrue all interest on a Bond, including de minimis original issue discount and market discount and as adjusted by any premium, under a constant yield method.


     Accrual of Original Issue Discount. The Code requires that the amount and rate of accrual of original issue discount be calculated based on a reasonable assumed prepayment rate for the Pledged Mortgages, the mortgage loans underlying the Bonds and/or other Mortgage Collateral securing the Bonds (the "TAX PREPAYMENT ASSUMPTION") and prescribes a method for adjusting the amount and rate of accrual of such discount if actual prepayment rates exceed the Tax Prepayment Assumption. However, if such mortgage loans prepay at a rate slower than the Tax Prepayment Assumption, no deduction for original issue discount previously accrued, based on the Tax Prepayment Assumption, is allowed. The Tax Prepayment Assumption is required to be determined in the manner prescribed by regulations that have not yet been issued. It is anticipated that the regulations will require that the Tax Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such Bonds. The related Prospectus Supplement for each Series of Bonds will specify the Tax Prepayment Assumption determined by the Issuer for the purposes of determining the amount and rate of accrual of original issue discount. No representation is made that the Mortgage Collateral will prepay at the Tax Prepayment Assumption or at any other rate.


     Generally, a Bondholder must include in gross income the sum of the "daily portions," as determined below, of the original issue discount that accrues on a Bond for each day the Bondholder holds that Bond, including the purchase date but excluding the disposition date. In the case of an original holder of a Bond, a calculation will be made of the portion of the original issue discount that accrues during each successive period (or shorter period from date of original issue) (an "accrual period") that ends on the day in the calendar year corresponding to each of the Payment Dates on the Bonds (or the date prior to each such date). This will be done, in the case of each full accrual period, by adding (A) the present value at the end of the accrual period of all remaining payments to be received (based on (i) the yield to maturity of the Bond at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and (iii) the Tax Prepayment Assumption) and
(B) any payments received during such accrual period, other than payments of qualified stated interest, and subtracting from that total the "adjusted issue price" of the Bonds at the beginning of such accrual period. The adjusted issue price of a Bond at the beginning of the initial accrual period is its issue price; the adjusted issue price of a Bond at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of original issue discount allocable to the accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The original issue discount accrued during such accrual period will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to any reasonable method, provided that such method is consistent with the method used to determine yield on the Bonds.

     With respect to any Bond that is a Variable Rate Debt Instrument, the sum of the daily portions of original issue discount that is includible in the holder's gross income is determined under the same principles described above, with the following modifications: the yield to maturity on the Bonds should be calculated as if the interest index remained at its value as of the issue date of such Bonds. Because the proper method of adjusting accruals of OID on a Variable Rate Debt Instrument as a result of prepayments is uncertain, holders of such instruments should consult their own tax advisors regarding the appropriate treatment of such Bonds for federal income tax purposes.

     Purchasers of Bonds with the above key features for which the period between the Closing Date and the first Payment Date does not exceed the Payment Date Interval would nevertheless pay upon purchase of the Bonds an additional amount of accrued interest as compared with the accrued interest that would be paid if interest accrued from Payment Date to Payment Date. This accrued interest (together with any accrued interest with respect to which the Bondholder chooses not to treat as an offset to interest paid on the first Payment Date, as described above) should be treated for federal income tax purposes as part of the initial purchase price of the Bonds. Bonds described in this paragraph issued or purchased at a discount would be treated as being issued or purchased at a smaller discount or at a premium, and such Bonds issued or purchased at a premium would be treated as being issued or purchased at a larger premium.


     Subsequent Purchasers of Bonds with OID. A subsequent purchaser of a Deferred Interest Bond or any other Bond issued with original issue discount who purchases the Bond at a cost less than the remaining stated redemption price at maturity, will also be required to include in gross income for all days during his or her taxable year on which such Bond is held, the sum of the daily portions of original issue discount on the Bond. In computing the daily portions of original issue discount with respect to a Bond for such a subsequent purchaser, however, the daily portion for any day shall be reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for the Bond exceeds its adjusted issue price (the "acquisition premium"), and the denominator of which is the amount by which the remaining stated redemption price at maturity exceeds the adjusted issue price.



     Premium. A holder who purchases a Bond at a cost greater than its stated redemption price at maturity generally will be considered to have purchased the Bond at a premium, which it may elect to amortize as an offset to interest income on such Bond (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Bonds have been issued, the legislative history of the Tax Reform Act of 1986 indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Bonds of a Series will be calculated using the prepayment assumption used in pricing such Class. If a holder makes an election to amortize premium on a Bond, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the Internal Revenue Service. Purchasers who pay a premium for the Bonds should consult their tax advisers regarding the election to amortize premium and the method to be employed.



     Market Discount. The Bonds are subject to the market discount provisions of Code Sections 1276 through 1278. These rules provide that if a subsequent holder of a Bond purchases it at a market discount, some or all of any principal payment or of any gain recognized upon the disposition of the Bond will be taxable as ordinary interest income. Market discount on a Bond means the excess, if any, of (1) the sum of its issue price and the aggregate amount of original issue discount includible in the gross income of all holders of the Bond prior to the acquisition by the subsequent holder (presumably adjusted to reflect prior principal payments), over (2) the price paid by the holder for the Bond. Market discount on a Bond will be considered to be zero if such discount is less than .25% of the stated redemption price at maturity of such Bond multiplied by its weighted average life, which presumably would be calculated in a manner similar to weighted average life (described above), taking into account distributions (including prepayments) prior to the date of acquisition of such Bond by the subsequent purchaser. If market discount on a Bond is treated as zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on such Bond and when each such distribution is made, gain equal to the discount allocated to such distribution will be recognized.


     Any principal payment (whether a scheduled payment or a prepayment) or any gain on the disposition of a market discount bond is to be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment or disposition. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the Bonds is to be reduced by the amount so treated as ordinary income.

     The Tax Reform Act of 1986 grants authority to the U.S. Treasury to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the U.S. Treasury, certain rules described in the legislative history accompanying the Tax Reform Act of 1986 will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or using one of the following methods. For bonds issued with original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the period. For bonds issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Bonds) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of original issue discount shall apply. Regulations are to provide similar rules for computing the accrual of amortizable bond premium on instruments payable in more than one principal installment. As an alternative to the inclusion of market discount in income on the foregoing basis, the holder may elect to include such market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter. In addition, accrual method holders may elect to accrue all interest on a Bond, including de minimis original issue discount and market discount and as adjusted by any premium, under a constant yield method.

     A subsequent holder of a Bond who acquired the Bond at a market discount also may be required to defer, until the maturity date of the Bond or the earlier disposition of the Bond in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the Bond in excess of the aggregate amount of interest (including original issue discount) includible in his or her gross income for the taxable year with respect to such Bond. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the Bond for the days during the taxable year on which the subsequent holder held the Bond, and the amount of such deferred deduction to be taken into account in the taxable year in which the Bond is disposed of in a transaction in which gain or loss is not recognized in whole or in part is limited to the amount of gain recognized on the disposition. This deferral rule does not apply to a holder that elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter.

     Because the regulations described above with respect to market discounts and premiums have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Bond purchased at a discount or premium in the secondary market.


     Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Bond to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Bonds acquired on or after April 4, 1994. If such an election were to be made with respect to a Bond with market discount, the holder of the Bond would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Bonds acquires during the year of the election or thereafter. Similarly, a holder of a Bond that makes this election for a Bond that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Bond is irrevocable.

     Sale or Redemption. If a Bond is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the Bond. Such adjusted basis generally will equal the cost of the Bond to the seller, increased by any original issue discount and market discount included in the seller's gross income with respect to the Bond and reduced by payments, other than payments of qualified stated interest, previously received by the seller and by any amortized premium. If a Bondholder is a bank, thrift or similar institution described in Section 582(c) of the Code, gain or loss realized on the sale or exchange of a Bond will be taxable as ordinary income or loss. Any such gain or loss recognized by any other seller will be capital gain or loss, provided that the Bond is held by the seller as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.



REMIC BONDS



     General. If a REMIC election is made with respect to a Series of Bonds, Giancarlo & Gnazzo, A Professional Corporation will deliver an opinion generally to the effect that, under existing law, assuming timely filing of a REMIC election and ongoing compliance with all provisions of the related Indenture and other contemporaneous agreements, all or a portion of the Trust Estate securing such Series of Bonds will qualify as a REMIC for federal income tax purposes.



     The Bonds in such Series will be designated either as one or more "regular interests" in a REMIC, which generally are treated as debt for federal income tax purposes, or as "residual interests" in a REMIC, which generally are not treated as debt for such purposes but rather as representing rights and responsibilities with respect to the taxable income or loss of the related REMIC. The Prospectus Supplement for such Series will indicate which Bonds are being designated as regular interest ("REGULAR INTEREST BONDS") and which are being designated as residual interests ("RESIDUAL INTEREST BONDS"). The REMIC residual interests may alternatively be evidenced, instead of by a Residual Interest Bond, by residual certificates ("RESIDUAL INTEREST CERTIFICATES"), as set forth in the related Prospectus Supplement. Neither the Residual Interest Bonds nor the Residual Interest Certificates will be offered by the Prospectus.



     Tiered REMIC Structures. For certain Series of Bonds, two or more separate elections may be made to treat designated portions of the related Trust Estate as REMICs (where two separate elections are made, one will be referred to as the "UPPER TIER REMIC" and the other as the "LOWER TIER REMIC" respectively) for federal income tax purposes. Upon the issuance of any such Series of Bonds, Giancarlo & Gnazzo, A Professional Corporation, will deliver its opinion generally to the effect that, under existing law, assuming timely filing of applicable REMIC elections and ongoing compliance with all provisions of the related Indenture and other contemporaneous agreements, the Upper Tier REMIC and the Lower Tier REMIC will each qualify as a REMICs for federal income tax purposes. In certain cases, a single Residual Interest Bond may represent the residual interest in both the Upper Tier REMIC and the Lower Tier REMIC. In such cases, the discussion of Residual Interest Bonds set forth below should be interpreted as applying to each residual interest separately.



     Status as Real Property Loans. Except to the extent otherwise provided in the related Prospectus Supplement: (i) REMIC Bonds held by a "domestic building and loan association" ("DB&LS") will constitute assets described in Code Section 7701(a)(19)(C)(xi); (ii) REMIC Bonds held by a "real estate investment trust" ("REIT") will constitute "real estate assets" within the meaning of Code section 856(c)(4)(A) and interest on such Bonds will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B); and (iii) Regular Interest Bonds held by a "financial assets securitization investment trust" ("FASIT") will qualify for treatment as "permitted assets" within the meaning of Code Section 860L(c)(1)(G) and as "qualified mortgages" within the meaning of Code Section 860G(a)(3) if held by another REMIC. REMIC Bonds held by REITs or regulated investment companies ("RIC") will not constitute "government securities" within the meaning of Code
Section 856(c)(5)(A) or 851(b)(4)(A)(ii), respectively. REMIC Bonds held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Code Section 582(c)(1).



     In the case of items (i), (ii) and (iii) above, if less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code Sections, the REMIC Bonds will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. If a Series of Bonds employs a multi-tier REMIC structure, both the Upper Tier REMIC and the Lower Tier REMIC will be treated as a single REMIC for purposes of determining the extent to which the related REMIC Bonds and the income thereon will be treated as such assets and income.



Taxation of Regular Interest Bonds.



     General. Except as otherwise stated in this discussion, Regular Interest Bonds will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Holders of Regular Interest Bonds that otherwise report income under a cash method of accounting will be required to report income with respect to Regular Interest Bonds under an accrual method.



     Original Issue Discount. Certain classes of Regular Interest Bonds may be issued with OID within the meaning of Section 1273(a) of the Code. The rules governing OID with respect to a Regular Interest Bond are described above under "Non-REMIC Bonds -- Original Issue Discount." Holders of Regular Interest Bonds should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Interest Bonds. In view of the complexities and current uncertainties as to the manner of inclusion in income of OID on Regular Interest Bonds, each investor should consult his own tax advisor to determine the appropriate amount and method of inclusion in income of OID on such Regular Interest Bonds for federal income tax purposes.



     Market Discount. A subsequent purchaser of a Regular Interest Bond may also be subject to the market discount provisions of Code Sections 1276 through 1278. These rules are described above under "Non-REMIC Bonds -- Market Discount."



     Premium. The rules governing "premium" apply equally to Regular Interest Bonds (see above "Non-REMIC Bonds -- Premium).



     Sale or Exchange. If a Regular Interest Bond is sold, the Holder will recognize gain or loss equal to the difference between the amount realized on the sale and his adjusted basis in the Regular Interest Bond. Similarly, a Holder who receives a scheduled or prepaid principal payment with respect to a Regular Interest Bond will recognize income or loss equal to the difference between the amount of the payment and the allocable portion of his adjusted basis in the Regular Interest Bond. Any such income will be treated as ordinary income, rather than capital gain, to the extent such income reflects OID that is not de minimis. The adjusted basis of a Regular Interest Bond generally will equal the cost of the Regular Interest Bond to the Holder, increased by any OID or market discount previously includible in the Holder's gross income with respect to the Regular Interest Bond, and reduced by the portion of the basis of the Regular Interest Bond allocable to payments on the Regular Interest Bond previously received by the Holder and by any amortized premium. Except to the extent that the market discount rules apply and except as provided below, any gain or loss on the sale or other disposition of a Regular Interest Bond generally will be capital gain or loss. Such gain or loss will be long-term gain or loss if the Regular Interest Bond is held as a capital asset for more than one year. Long-term capital gains of certain non-corporate taxpayers are subject to a lower minimum tax rate than ordinary income of such taxpayers for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.



     If the Holder of a Regular Interest Bond is a bank, a mutual savings bank, a thrift, or a similar institution described in Section 582 of the Code, any gain or loss on the sale or exchange of the Regular Interest Bond will be treated as ordinary income or loss. In the case of other types of Holders, gain on the sale or exchange of the Regular Interest Bond will be treated as ordinary income (i) if the Regular Interest Bond is held as part of a "conversion transaction" as described in Code Section 1258(c), up to the amount of interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code
Section 1274(d) in effect at the time the holder entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includable in the gross income of the holder if its yield on such Regular Interest Bond were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includable in the gross income of such holder with respect to such Regular Interest Bond. Although the relevant legislative history indicates that the portion of the gain from disposition of a Regular Interest Bond that will be recharacterized as ordinary income is limited to the amount of OID (if any) on the Regular Interest Bond that was not previously includible in income, the applicable Code provision contains no such limitation.



Taxation of Holders of Residual Interest Bonds.



     The REMIC will not be subject to Federal income tax except with respect to income from prohibited transactions and certain other transactions. Instead, the holder of a Bond representing a residual interest (a "Residual Interest Bond") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Bond. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Bonds in proportion to their respective holdings on such day.



     The holder of a Residual Interest Bond may be required to include taxable income from the Residual Interest Bond in excess of the cash distributed. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Bonds, will typically increase over time as lower yielding Bonds are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.



     In any event, because the holder of a Residual Interest Bond is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Bond in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Bond may be less than that of such a bond or instrument.



     Limitation on Losses. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest Bond will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Bonds to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.



     Distributions. Distributions on a Residual Interest Bond (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Bond. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Bond, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Bond) to the extent of such excess.



     Sale or Exchange. A holder of a Residual Interest Bond will recognize gain or loss on the sale or exchange of a Residual Interest Bond equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Bond at the time of such sale or exchange. In general, any such gain or loss will be capital gain or loss provided the Residual Interest Bond is held as a capital asset. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Bond will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition. In that event, any loss will increase such Regular Interest Bondholder's adjusted basis in the newly acquired interest.



     Excess Inclusions. The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Bond, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Bond at the beginning of such quarterly period. The adjusted issue price of a residual interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest Bond before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.



     The portion of the REMIC taxable income of a holder of a Residual Interest Bond consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Bond is an organization subject to the tax on unrelated business income imposed by Code
Section 511, such holder's excess inclusion income will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Bond, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Bond is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 has eliminated the special rule permitting
Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.



     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.



     Restrictions on Ownership and Transfer of Residual Interest Bonds. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a Residual Interest Bond by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Bond. In addition, no transfer of a Residual Interest Bond will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest Bond is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Bond at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Bond, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.



     Under the REMIC Regulations, if a Residual Interest Bond is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Bond to a United States person will be disregarded for all Federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Bond is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Bond at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if (i) the transferor conducted a reasonable investigation of the transferee and (ii) the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due. In addition, proposed Treasury regulations issued on February 4, 2000 would also require the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the present value of the sum of (i) any consideration given to the transferee to acquire the interest, (ii) the expected future distributions on the interest, and (iii) any anticipated tax savings associated with holding the interest as the REMIC generates losses. If a transfer of a "noneconomic residual certificate" is disregarded, the transferor would continue to be treated as the owner of the Residual Interest Bond and would continue to be subject to tax on its allocable portion of the net income of the REMIC. A similar type of limitation exists with respect to certain transfers of Residual Interest Bonds by foreign persons to United States persons. See "-- Tax Treatment of Foreign Investors."



     Mark to Market Rules. Prospective purchasers of a Residual Interest Bond should be aware that a Residual Interest Bond acquired after January 3, 1995 cannot be marked-to-market.



     Administrative Matters. The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.



Taxation of the REMIC



     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.



     Qualification as a REMIC. The Trust Estate or one or more designated pools of the assets of the Trust Estate may elect to be treated under the Code as a REMIC in which the Regular Interest Bonds and Residual Interest Bonds will constitute the "regular interests" and "residual interests," respectively, if a REMIC election is in effect and certain tests concerning (i) the composition of the REMIC's assets and (ii) the nature of the Holders' interests in the REMIC are met on a continuing basis. A loss of REMIC status could have a number of consequences for Holders. If, as the result of REMIC disqualification, the Trust Estate were treated as an association taxable as a corporation, distributions on the Bond could be recharacterized in part as dividends from a non-includible corporation and in part as returns of capital. Alternatively, distributions on a

Regular Interest Bond could continue to be treated as comprised of interest and principal notwithstanding REMIC disqualification, in which case a cash-basis Holder might not be required to continue to recognize interest and market discount with respect to the Bond on a accrual basis. Under the first alternative, a loss of REMIC status would, and under the second alternative, a loss of REMIC status could cause the Bonds and the associated distributions not to be qualified assets and income for the various purposes of DB&Ls, FASITs and REITs described under "REMIC Bonds--Status as Real Property Loans" above, although such a loss would not affect the status of the Securities as "government securities" for REITs. The Bonds should continue to qualify as "government securities" for RICs, regardless of whether REMIC status is lost.



     Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and (ii) deductions, including stated interest and OID accrued on Regular Interest Bonds, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Bond that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.



     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.



     The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which holders of Pay-Through Bonds accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Bonds in the same manner that the holders of the Regular Interest Bonds include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.



     To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.



     Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to limited exceptions, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The holders of Residual Interest Bonds will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding classes of Bonds of such REMIC.


WITHHOLDING WITH RESPECT TO CERTAIN FOREIGN INVESTORS


     Interest, including OID, paid on a Bond to a nonresident alien individual, foreign corporation or other non-United States person unrelated to the Issuer ("Non-U.S. Person") generally will be treated as "portfolio interest" and, therefore, will not be subject to any United States withholding tax, provided that (i) such interest is not effectively connected with a trade or business in the United States of the Bondholder, and (ii) the person required to withhold tax is provided with appropriate certification that the beneficial owner of the Bond is a Non-U.S. Person ("Foreign Person Certification"). If Foreign Person Certification is not provided, interest (including OID) paid on such a Bond may be subject to either a 30 percent withholding tax or 31 percent backup withholding. See "Backup Withholding."



     Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations generally attempt to unify certification requirements and modify reliance standards. The New Withholding Regulations generally will be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.



     The 30% withholding tax imposed on a foreign person is subject to reduction or elimination under applicable tax treaties. Non-U.S. Persons who hold a Bond should consult their tax advisors regarding their qualification for reduced rate of, or exemption from, withholding and the procedure for obtaining such a reduction or exemption.


BACKUP WITHHOLDING


     Under federal income tax law, a Bondholder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner may be subject to "backup withholding" under certain circumstances. Backup withholding may apply to such person who is a United States person if such person, among other things, (i) fails to furnish his social security number or other taxpayer identification number ("TIN"), (ii) furnishes an incorrect TIN,
(iii) fails to report properly interest and dividends, or (iv) under certain circumstances, fails to provide a certified statement, signed under penalties of perjury, that the TIN provided is correct and that such person is not subject to backup withholding. Backup withholding may apply, under certain circumstances, to a Bondholder who is a Non-U.S. Person if the Bondholder fails to provide securities broker with a Foreign Person Certification. Backup withholding applies to "reportable payments," which include interest payments and principal payments to the extent of accrued OID, as well as distributions of proceeds from the sale of Regular Interest Bonds or Residual Interest Bonds. The backup withholding rate is 31%. Backup withholding, however, does not apply to payments on a Bond made to certain exempt recipients, such as tax-exempt organizations, and to certain Non-U.S. Person. Bondholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Bond.


     DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO BONDHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE BONDS.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described above under "FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Bonds. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of an investment in the Bonds.

                                LEGAL INVESTMENT


     The Prospectus Supplement for each Series of Bonds will specify which, if any, of the Classes of Bonds offered thereby will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Bonds that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any of such entities with respect to "mortgage related securities," the Bonds will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in Bonds, or require the sale or other disposition of Bonds, so long as such contractual commitment was made or such Bonds were acquired prior to the enactment of such legislation.


     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Bonds without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase Bonds for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part
703) (whether or not the Class of Bonds under consideration for purchase constitutes a "mortgage related security").

     All depository institutions considering an investment in the Bonds (whether or not the Class of Bonds under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities" that are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Bonds not entitled to distributions allocated to principal or interest, or Subordinated Bonds. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income paying."

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Bonds or to purchase Bonds representing more than a specified percentage of the investor's assets.

Investors should consult their own legal advisors in determining whether and to what extent the Bonds constitute legal investments for such investors.

                                 ERISA MATTERS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to Section 4975 of the Code ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Bonds without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Bonds should consult with its counsel with respect to the potential consequences under ERISA, and the Code, of the Plan's acquisition and ownership of the Bonds. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

     GENERAL. Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

     PLAN ASSET REGULATION. The United States Department of Labor ("Labor") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the Bonds were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Issuer could be considered to hold plan assets by reason of a Plan's investment in the Bonds. Such plan assets would include an undivided interest in any assets held by the Issuer. In such an event, the Bond Trustee and other persons, in providing services with respect to the Issuer's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of section 406 of ERISA, and section 4975 of the Code with respect to transactions involving the Issuer's assets. Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Assets Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, Labor has stated that this determination should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Assets Regulation, Labor declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. If the Bonds are deemed to be equity interests in the Issuer and no statutory, regulatory or administrative exemption applies, the Issuer could be considered to hold plan assets by reason of a Plan's investment in the Bonds. Those exemptions potentially include Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts, PTCE 91-38, regarding investments by bank collective investment funds, PTCE 84-14, regarding transactions effected by a "qualified professional asset manager," PTCE 95-60, regarding investments by insurance company general accounts, or PTCE 96-23, regarding transactions effected by an "in-house asset manager".

     REVIEW BY PLAN FIDUCIARIES. Any Plan fiduciary considering whether to purchase any Bonds on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Bonds, a fiduciary of a Plan should make its own determination as to whether the Issuer, as obligor on the Bonds, is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions.

                                     RATING

     It is a condition to the issuance of the Bonds of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

     Any such rating would be based on, among other things, the adequacy of the value of the Mortgage Collateral securing a Series of Bonds and any credit enhancement with respect to such Class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a Class of Bonds will receive payments to which such Bondholders are entitled under the related Bond. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Collateral will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Bonds. Such rating should not be deemed a recommendation to purchase, hold or sell Bonds, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the applicable Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Mortgage Collateral securing a Series of Bonds or any credit enhancement with respect to a Series of Bonds, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     The amount, type and nature of credit enhancement, if any, established with respect to a Series of Bonds will be determined on the basis of criteria established by each Rating Agency rating Classes of such Series of Bonds. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Collateral. No assurance can be given that values of any Mortgaged

Properties or mortgaged properties securing the mortgage loans underlying any Certificates, as the case may be, have remained or will remain at their levels on the respective dates of origination of the related mortgage loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Collateral securing a particular Series of Bonds and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties or mortgaged properties securing the mortgage loans underlying any Certificates, as the case may be, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Collateral and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Mortgage Collateral securing a particular Series of Bonds. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more Classes of Bonds.

                              PLAN OF DISTRIBUTION

     The Issuer may sell the Bonds offered hereby either directly or through an underwriter or underwriters or through underwriting syndicates managed by an underwriter or underwriters. The Prospectus Supplement for each Series will set forth the terms of the offering of such Series and of each Class within such Series, including the name or names of the underwriters, the proceeds to and their use by the Issuer, and either the initial public offering price, the discounts and commissions to the underwriters and any discounts or concessions allowed or reallowed to certain dealers or the method by which the price at which the underwriters will sell the Bonds will be determined.

     The Bonds of a Series may be acquired by underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of any underwriters will be subject to certain conditions precedent, and such underwriters will be severally obligated to purchase all the Bonds of a Series described in the related Prospectus Supplement, if any are purchased. If Bonds of a Series are offered other than through underwriters, the related Prospectus Supplement will contain information regarding the nature of such offering and any agreements to be entered into between the Issuer and purchasers of Bonds of such Series.


     Redwood Trust or other affiliate of the Issuer may purchase Bonds and pledge them to secure indebtedness or, together with its pledgees, donees, transferees or other successors in interest, sell the Bonds, from time to time, either directly or through one or more underwriters, underwriting syndicates or designated agents.


     The place and time of delivery for the Bonds of a Series in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

                                 LEGAL MATTERS

     The validity of the Bonds will be passed upon for the Issuer by Tobin & Tobin, a professional corporation, San Francisco, California. Certain tax matters will be passed upon by Giancarlo & Gnazzo, A Professional Corporation, San Francisco, California. Brown & Wood LLP, New York, New York will act as counsel for the underwriters.

                          INDEX OF CERTAIN DEFINITIONS

     Set forth below is a list of certain terms used in this Prospectus, together with the pages on which the terms are defined herein.


Advance.....................................................     46
Agency Securities...........................................     27
Assumed Reinvestment Rate...................................     17
Available Funds.............................................     16
Balloon payments............................................     24
Bankruptcy Bond.............................................     39
Basic Principal Payment.....................................     16
Belgian Cooperative.........................................     21
Beneficial owner............................................     20
Bond Account................................................     42
Bond Distribution Amount....................................      6
Bond Insurance Policy.......................................     39
Bond Insurer................................................     39
Bond Owners.................................................     20
Bond Trustee................................................     11
Bond Value..................................................     16
Bond Values.................................................     16
Bondholders.................................................     12
Bonds.......................................................     15
Book-Entry Bonds............................................     20
Buydown Fund................................................     25
Buydown Loans...............................................     25
Capitalized Interest Account................................     35
CEDEL Participants..........................................     21
CERCLA......................................................     56
Certificates................................................     27
Closing Date................................................     34
Code........................................................     11
Collateral..................................................     23
Collateral Group............................................     17
Commission..................................................      2
Company.....................................................     11
Controlling Class...........................................     48
Conventional Loans..........................................     18
Cooperative Loans...........................................     26
Cooperatives................................................     26
Custodial Account...........................................     42
Cut-off Date................................................     37
DB&Ls.......................................................     64
Deferred Interest Bonds.....................................     15
Definitive Bond.............................................     20
Depositor...................................................     11
Detailed Description........................................     23
Distribution Account........................................     33
Distribution Account Deposit Date...........................     33

DTC.........................................................     20
Due Period..................................................     16
Eligible Substitute Pledged Mortgage........................     27
EPA.........................................................     56
ERISA.......................................................     72
Euroclear Operator..........................................     21
Euroclear Participants......................................     21
European Depositaries.......................................     20
Event of Default............................................     49
FASIT.......................................................     64
FHA Loans...................................................     27
FHLMC.......................................................     13
FHLMC Act...................................................     30
FHLMC Certificates..........................................     27
Financial Intermediary......................................     20
Fixed Rate Pledged Mortgages................................     24
Floating Rate Bonds.........................................     16
Floating Rate Pledged Mortgages.............................     24
FNMA........................................................     13
FNMA Certificates...........................................     27
Foreign Person Certification................................     70
Funding Period..............................................     34
Garn-St Germain Act.........................................     57
GNMA........................................................     27
GNMA Certificates...........................................     27
GNMA I Certificate..........................................     27
GNMA II Certificate.........................................     27
GNMA Issuer.................................................     27
Guaranteed Mortgage Pass-Through Certificates...............     27
Guaranty Agreement..........................................     28
Housing Act.................................................     27
Indenture...................................................     11
Insurance Proceeds..........................................     23
IRS.........................................................     60
Issuer......................................................     11
L/C Bank....................................................     40
L/C Percentage..............................................     40
Labor.......................................................     72
Liquidated Mortgage.........................................     45
Liquidation Proceeds........................................     23
Lockout periods.............................................     25
Lower Tier Remic............................................     64
Master Servicer.............................................     41
Master Servicing Agreement..................................     41
Master Servicing Fee........................................     45
Moody's.....................................................     34
Morgan......................................................     21
Mortgage Collateral.........................................     23
Mortgage Insurer............................................     24

Mortgage Note...............................................     24
Mortgage Pool Insurance Policy..............................     37
Mortgage Rate...............................................     24
Mortgaged Property..........................................     24
Mortgagor...................................................     14
NCUA........................................................     71
New Withholding Regulations.................................     70
Non-Remic Bonds.............................................     59
Non-U.S. Person.............................................     70
Offered Bonds...............................................      4
OID Regulations.............................................     60
Owner Trustee...............................................     11
Parties in interest.........................................     72
Payment Date................................................     15
Permitted Investments.......................................     33
Plan Asset Regulation.......................................     72
Plans.......................................................     72
Pledged Mortgages...........................................     24
PMBS Agreement..............................................     32
PMBS Issuer.................................................     32
PMBS Servicer...............................................     32
PMBS Trustee................................................     32
Policy Statement............................................     71
Pool Insurer................................................     37
Pre-Funded Amount...........................................     34
Pre-Funding Account.........................................     34
Primary Mortgage Insurance Policy...........................     24
Private Mortgage-Backed Securities..........................     23
PTCE........................................................     73
Purchase Price..............................................     15
Rating Agency...............................................     73
RCRA........................................................     57
Record Date.................................................     15
Redwood Trust...............................................     11
Regular Interest Bonds......................................     64
REIT........................................................     64
Relevant Depositary.........................................     20
Relief Act..................................................     58
Remic.......................................................     59
Remittance Date.............................................     24
Reserve Fund................................................     36
Residual Interest Bonds.....................................     64
Residual Interest Certificates..............................     64
Rules.......................................................     20
SEC.........................................................      2
Securities Act..............................................     31
Seller......................................................     12
Senior Bondholders..........................................     36
Senior Bonds................................................     36

Senior Liens................................................     25
Servicer....................................................     41
Servicers...................................................     26
Servicing Agreement.........................................     41
Servicing Default...........................................     48
SMMEA.......................................................     71
Special Hazard Insurance Policy.............................     38
Special Hazard Insurer......................................     38
Special Servicer............................................     47
Special Servicing Agreement.................................     47
Spread......................................................     16
Stand-by Master Servicer....................................     47
Subordinated Bondholders....................................     36
Subordinated Bonds..........................................     36
Subsequent Mortgage Collateral..............................     34
Substitute Collateral.......................................     33
Successor Master Servicer...................................     46
Tax Prepayment Assumption...................................     61
Terms and Conditions........................................     21
TIN.........................................................     70
Title V.....................................................     58
UCC.........................................................     54
Upper Tier REMIC............................................     64
VA Loans....................................................     27

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                               $


                             SEQUOIA MORTGAGE TRUST


                                20__ - ________


                                 COLLATERALIZED
                                    MORTGAGE
                                     BONDS

                  -------------------------------------------
                             PROSPECTUS SUPPLEMENT
                  -------------------------------------------

                                 [UNDERWRITER]


                                                , 200



     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION.



     WE ARE NOT OFFERING THE CERTIFICATES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.



     DEALERS WILL DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS OF THE CERTIFICATES AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS. IN ADDITION, ALL DEALERS SELLING THE CERTIFICATES WILL BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT.


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                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*


SEC Registration Fee........................................  $  909,090.91
Printing and Engraving Expenses.............................      30,000.00
Accounting Fees and Expenses................................      30,000.00
Legal Fees and Expenses.....................................     100,000.00
Trustee Fees and Expenses...................................      20,000.00
Blue Sky Fees and Expenses..................................      10,000.00
Rating Agency Fees..........................................     160,000.00
Miscellaneous...............................................      15,909.09
                                                              -------------
          Total.............................................  $1,275,000.00
                                                              =============


---------------
* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of a Series of Bonds in an aggregate principal amount assumed for these purposes to be equal to $500,000,000 of Bonds registered hereby.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or other such court shall deem proper. Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     The Certificate of Incorporation and Bylaws of the Company provide, in effect, that, to the extent and under the circumstances permitted by Section 145 of the General Corporation Law of Delaware, the Company shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she is or was a director, officer, employee or agent of the Company.

     The Underwriting Agreement for any Series of Bonds may provide that the Company and Redwood Trust will indemnify the related Underwriter or Underwriters against, or make contributions to such Underwriter or Underwriters with respect to, certain liabilities, including liabilities under the Securities Act of 1933.

ITEM 16.  EXHIBITS.


 1.1  Form of Underwriting Agreement.*
4.1.1 Form of Indenture (Debt Bond form) in substantially the form to be entered into between each Issuer and the Bond
      Trustee.*
4.1.2 Form of Indenture (REMIC Bond form) in substantially the form to be entered into between each Issuer and the Bond
      Trustee.
 4.2 Form of Deposit Trust Agreement in substantially the form to be entered into between Sequoia Mortgage Funding Corporation and the Owner Trustee creating each Issuer.*
 4.3 Form of Master Servicing Agreement in substantially the form to be entered into among each Issuer, the Bond Trustee and each Master Servicer.*
 5.1  Opinion of Tobin & Tobin regarding legality.
 8.1  Opinion of Giancarlo & Gnazzo regarding certain tax matters.
23.1  Consent of Tobin & Tobin (included in Exhibit 5.1).
23.2  Consent of Giancarlo & Gnazzo (included in Exhibit 8.1).
24.1  Power of Attorney (included on page II-4).*
25.1 Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939.**


---------------
 * Previously filed.

** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.


   ITEM 17.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (d) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(l) or
     (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under
Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on May 9, 2000.


                                     SEQUOIA MORTGAGE FUNDING CORPORATION*

                                     By /s/ DOUGLAS B. HANSEN
                                       -----------------------------------------
                                     Name: Douglas B. Hansen
                                     Title: President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities as officers and directors of the Company and on the dates indicated.



                       SIGNATURES                                         TITLE                       DATE
                       ----------                                         -----                       ----

                /s/ GEORGE G. BULL III=                     Chairman of the Board of Directors     May 9, 2000
--------------------------------------------------------      (Principal Executive Officer)
                   George G. Bull III

                 /s/ DOUGLAS B. HANSEN                      President and Director (Principal      May 9, 2000
--------------------------------------------------------      Financial Officer)
                   Douglas B. Hansen

                 /s/ HAROLD F. ZAGUNIS                      Treasurer, Secretary and Director      May 9, 2000
--------------------------------------------------------      (Principal Accounting Officer)
                   Harold F. Zagunis

                 /s/ JOHN CONNOLLY IV=                      Director                               May 9, 2000
--------------------------------------------------------
                    John Connolly IV

                /s/ CRAIG A. SEVERANCE=                     Director                               May 9, 2000
--------------------------------------------------------
                   Craig A. Severance


---------------

     * For itself and on behalf of each trust acting as an Issuer hereunder.


    = By: /s/
          DOUGLAS B. HANSEN
        ------------------------


           Douglas B. Hansen,


            Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
--------
  1.1 --  Form of Underwriting Agreement.*
4.1.1 --  Form of Indenture (Debt Bond form) in substantially the form to be entered into between each Issuer and the Bond
          Trustee.*
4.1.2 --  Form of Indenture (REMIC Bond form), in substantially the form to be entered into between each Issuer and the Bond
          Trustee.
  4.2 --  Form of Deposit Trust Agreement in substantially the form to be entered into between Sequoia Mortgage Funding Corporation and the Owner Trustee creating each Issuer.*
  4.3 --  Form of Master Servicing Agreement in substantially the form to be entered into among each Issuer, the Bond Trustee and each Master Servicer.*
  5.1 --  Opinion of Tobin & Tobin regarding legality.
  8.1 --  Opinion of Giancarlo & Gnazzo regarding certain tax matters.
 23.1 --  Consent of Tobin & Tobin (included in Exhibit 5.1).
 23.2 --  Consent of Giancarlo & Gnazzo (included in Exhibit 8.1).
 24.1 --  Power of Attorney (included on page II-4).*
 25.1 --  Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939.**


---------------
 *  Previously filed.

 ** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.